As filed with the Securities and Exchange Commission on January 28, 2025.

No. 333-207937
No. 811-23108

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 349	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 354	☒

Amplify ETF Trust

(Exact Name of Registrant as Specified in Charter)

3333 Warrenville Rd.
Lisle, Illinois 60532

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (855) 267-3837

Christian Magoon

Amplify ETF Trust

3333 Warrenville Rd.
Lisle, Illinois 60532

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, IL 60606

It is proposed that this filing will become effective (check appropriate box):
☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 349

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectuses for Amplify High Income ETF, Amplify Junior Silver Miners ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF), Amplify BlueStar Israel Technology ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify Alternative Harvest ETF, Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF), Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify AI Powered Equity ETF, Amplify Transformational Data Sharing ETF, Amplify Lithium & Battery Technology ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify Seymour Cannabis ETF, Amplify Travel Tech ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify International Enhanced Dividend Income ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify Samsung SOFR ETF, Amplify Weight Loss Drug & Treatment ETF and Amplify CWP Growth & Income ETF

Part B – Statement of Additional Information for Amplify High Income ETF, Amplify Junior Silver Miners ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF), Amplify BlueStar Israel Technology ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify Alternative Harvest ETF, Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF), Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify AI Powered Equity ETF, Amplify Transformational Data Sharing ETF, Amplify Lithium & Battery Technology ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify Seymour Cannabis ETF, Amplify Travel Tech ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify International Enhanced Dividend Income ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify Samsung SOFR ETF, Amplify Weight Loss Drug & Treatment ETF and Amplify CWP Growth & Income ETF

Part C – Other Information

Signatures

Index to Exhibits

Exhibits

Amplify ETF Trust

Amplify AI Powered Equity ETF

(NYSE Arca — AIEQ)

PROSPECTUS

January 28, 2025

Amplify AI Powered Equity ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY AI POWERED EQUITY ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify AI Powered Equity ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the AI Powered Equity Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 1159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index invests primarily in equity securities listed on the iShares Core S&P Total US Stock Market ETF (the “Index Universe”) based on the results of a proprietary, quantitative model developed by EquBot Inc. (“EquBot”) (the “Index Provider”) that runs on the IBM Watson™ platform. EquBot is a technology based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses. EquBot uses AI to conduct an objective, fundamental analysis of U.S. domiciled common stocks, including special purpose acquisitions companies (“SPACs”), and real estate investment trusts (“REITs”) based on up to ten years of historical data and apply that analysis to recent economic and news data. A SPAC is a “blank check” company with no commercial operations that is designed to raise capital via an initial public offering for the purpose of engaging in a merger, acquisition, reorganization, or similar business combination (a “Combination”) with one or more operating companies (each a SPAC-derived company). The iShares Core S&P Total US Stock Market ETF seeks to track the investment results, on a float-adjusted market basis, of a broad-based index composed of all U.S. common equities listed on the New York Stock Exchange (NYSE) (including NYSE Arca, Inc. and NYSE American), the Nasdaq Global Select Market, the Nasdaq Select Market, the Nasdaq Capital Market, Cboe BXZ, Cboe BYX, Cboe EDGA and Cboe EDGX.

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Four business days before the last business day of each month, the Index Provider uses an AI forecast to rank a subset of companies in the Index Universe to create a portfolio with the highest forecasted return (based on each company’s expected price change over a one-month horizon, relative to its current price). The Index, based upon the EquBot model, ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 200 companies with the greatest potential over the next twelve months for appreciation, targeting a maximum risk adjusted return versus the broader U.S. equity market. The Index assigns weights for each company based on its potential for appreciation and correlation to the other companies in the Fund’s portfolio. The Index may invest in the securities of companies of any market capitalization. The Index Provider then chooses securities based on its AI forecasted rankings, subject to the following constraints: (i) the Index limits the weight of any individual company to 10%, (ii) the weight of any one industry (including SPACs or REITs) cannot exceed 25%, and (iii) 80% of the Index must be in equity securities. At times, a significant portion of the Fund’s assets may consist of cash and cash equivalents. As of September 30, 2024, the Index was comprised of 119 constituents and had significant exposure to the information technology sector.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

The Index was initially created by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Index is calculated and maintained by Solactive AG, which is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Index Provider.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of

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what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

REIT Investment Risk. The Fund’s Index invests in REITs. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks Associated with Investments in SPACs. The Fund’s Index invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

Risks Associated with SPAC-Derived Companies. The Fund’s Index invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks invested in by the Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

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Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the AI Powered Equity ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on October 17, 2017.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
31.14%
25.42%
19.48%
26.39%
12.49%
-7.29%
-31.57%
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 26.13% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -21.05% (quarter ended March 31, 2020).
Average Annual Total Returns (for the period ended December 31, 2024)
AI Powered Equity ETF	1 Year	5 Years	Since Inception 10/17/2017
Return Before Taxes	12.49%	7.83%	8.81%
Return After Taxes on Distributions	12.22%	7.56%	8.06%
Return After Taxes on Distributions and Sale of Fund Shares	7.43%	6.09%	6.69%
AI Powered Equity Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	N/A	16.67%(2)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.17%

(1)        On January 29, 2024, the Fund began tracking the Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to January 29, 2024 are not necessarily indicative of the performance that the Predecessor Fund, based on its current investment objective, would have generated.

(2)        This figure represents the performance of the AI Powered Equity Index after the change in Fund strategy to track the Index beginning on January 29, 2024.

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Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors.

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Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

REITs Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; increased operating expenses; lack of availability of mortgage funds or other limits to accessing the credit or capital markets; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and self-liquidation. In addition, U.S. REITs are subject to special U.S. federal tax requirements. A U.S. REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks Associated with Investments in SPACs. The Fund’s Index invests in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

Risks Associated with SPAC-Derived Companies. The Fund’s Index invests in companies that are derived from a SPAC. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. SPAC-derived companies are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average

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price appreciation in connection with a potential business combination with a SPAC prior to investment by the Fund. The price of stocks invested in by the Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, SPAC-derived companies may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

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Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.75% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Qiao Duan.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers..

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

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To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

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Disclaimers

AI Powered Equity Index (the “Index”) is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser, or the Distributor. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with the Adviser.

The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index and the marketing names and licensed trademarks of EquBot (the “Index Trademarks”). The Adviser is sub-licensing rights to the Index to the Fund.

Except as described below, no entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund. The Index was initially created by the Index Provider. The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Index is calculated and maintained by Solactive AG, which is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Index Provider.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$29.77	$28.92	$41.12	$30.72	$26.19

Investment Operations:
Net Investment Income (loss)(a)	0.25	0.35	0.09	(0.03)	0.14
Net Realized and Unrealized Gain (Loss) on Investments(b)	7.78	0.87	(11.57)	10.47	4.52
Total From Investment Operations	8.03	1.22	(11.48)	10.44	4.66

Less Distributions From:
Net Investment Income	(0.26)	(0.37)	—	(0.04)	(0.13)
Net Realized Gains	—	—	(0.72)	—	—
Total Distributions	(0.26)	(0.37)	(0.72)	(0.04)	(0.13)
Net Asset Value, End of Year	$37.54	$29.77	$28.92	$41.12	$30.72
Total Return	27.00%	4.20%	-28.45%	34.00%	17.94%

Supplemental Data and Ratios:
Net Assets, at End of Year (000’s)	$106,040	$101,950	$99,060	$167,562	$92,933
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (loss) to Average Net Assets	0.73%	1.17%	0.24%	(0.09)%	0.49%
Portfolio Turnover Rate(c)	1159%	2719%	1708%	540%	239%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Portfolio turnover rate excludes in-kind transactions

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify AI Powered Equity ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Bloomberg AI Value Chain ETF
(formerly Amplify Global Cloud Technology ETF)

(NYSE Arca — AIVC)

PROSPECTUS

January 28, 2025

Amplify Bloomberg AI Value Chain ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund (“ETF”) organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY BLOOMBERG AI VALUE CHAIN ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Bloomberg AI Value Chain ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Bloomberg AI Value Chain Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(a)	0.59%

(a)        The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because as of September 30, 2024, the management fee was an annual rate of 0.68% to average daily net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the portfolio turnover rate of the Predecessor Fund (as defined below) was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that comprise the Index. The Fund will invest in the common stock and/or depositary receipts of companies that comprise the Index. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund uses a replication strategy, which is an indexing strategy that involves investing in the securities of an index in approximately the same proportions as in such index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Amplify Investments LLC is the investment adviser to the Fund (“Amplify” or the “Adviser”) and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”). Bloomberg Index Services Limited developed and maintains the Index (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser.

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The Index. The Index is constructed to track the performance of cloud computing, semiconductor, and hardware companies focused on the next generation of computing needs. The Index includes the top 45 companies that are part of the “Cloud” and “Artificial Intelligence” ecosystems according to Bloomberg Intelligence (“BI”).

The Index universe begins with all securities that are members of the Bloomberg World Aggregate universe with (1) a minimum issuer free float market capitalization of $500 million; and (2) a minimum 90-day average daily value traded of $5 million. From this initial universe, a security must belong to either the Cloud ecosystem or the Artificial Intelligence (AI) ecosystem as determined by BI to be eligible for inclusion in the Index. Within the AI ecosystem, a security must be within the AI Semiconductors or AI Hardware categories. If a security is classified within one of these two ecosystems, to be eligible for inclusion it must also belong to the “gold” tier as pursuant to the Bloomberg Thematic Protocol. A gold tier ranking pursuant to this protocol equates to a high exposure on both a revenue basis and a thematic basis to a relevant theme. For additional information on the index tiering process of the Bloomberg Thematic Protocol, please see “Additional Information About the Fund’s Strategies and Risks.”

All securities that satisfy the eligibility requirements of the Index are eligible for inclusion and are grouped into three categories: (1) Cloud; (2) AI Hardware; and (3) AI Semiconductors. The top 15 securities within each category by “issuer free float market capitalization” (which is the aggregate free float market capitalization of all securities for a particular issuer) are selected for inclusion in the Index. If an issuer has multiple securities, then the security currently in the Index will take precedence if it has met all other criteria for eligibility, otherwise, the security with the highest 90-day average daily value traded is eligible for inclusion in the Index. The Index constituents are equally weighted.

The Index is reconstituted and rebalanced quarterly in January, April, July, and October. Eligibility and selection of securities, as well as weighting of securities, is based on data as of the first Friday in relevant month. The rebalancing and reconstitution of the Index is announced on the second Friday of the relevant month and the reconstitution and rebalancing goes effective after close of trading in the third Friday of the relevant month.

As of September 30, 2024, the Index was comprised of 45 constituents and had significant exposure to the information technology sector.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Artificial Intelligence Companies Risk. The Fund invests in companies that are involved in various aspects of Artificial Intelligence and, as such, is particularly sensitive to risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in Artificial Intelligence also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

Cloud Technology Company Risk. Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by

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interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Technology Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Technology Companies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

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Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Passive Investment Risk: The Fund is not actively managed and therefore the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling security is otherwise required upon a rebalancing of the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

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Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the Wedbush ETFMG Global Cloud Technology ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on March 8, 2016.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
35.58%
-17.95%
27.15%
41.29%
-7.21%
-38.47%
38.50%
18.45%
2017
2018
2019
2020
2021
2022
2023
2024

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During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 46.10% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -25.65% (quarter ended March 31, 2020).
Average Annual Total Returns (for the periods ended December 31, 2024)
Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF)	1 Year	5 Year	Since Inception 3/8/2016
Return Before Taxes	18.45%	5.76%	8.36%
Return After Taxes on Distributions	18.40%	5.72%	8.23%
Return After Taxes on Distributions and Sale of Fund Shares	10.97%	4.49%	6.74%
Bloomberg AI Value Chain Index(1)(2) (reflects no deduction for fees, expenses or taxes)	23.90%	—	—
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	15.17%

(1)        Prior to April 7, 2020, the Predecessor Fund sought to replicate an index called the “Reality Shares Drone™ Index.” The table reflects performance of the Reality Shares Drone™ Index through April 6, 2020 and the Prime Global Cloud Technology Index NTR thereafter.

(2)        Performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some or the entire periods. The Fund began to seek the returns of the Bloomberg AI Value Chain Index on October 21, 2024.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

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TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. Each constituent selected for inclusion in the Index is defined as a “AI Value Chain Company.” Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in AI Value Chain Companies. This policy may be changed by the Board without shareholder approval upon 60 days’ prior notice. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index. A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Additional Information About the Index.

The Index utilizes the Bloomberg Thematic Protocol in order to define the eligible securities to be included in the Index. If a security is classified within one of the Cloud or AI ecosystems, to be eligible for inclusion it must also belong to the “gold” tier as pursuant to the Bloomberg Thematic Protocol. A gold tier ranking pursuant to this protocol equates to a high exposure on both a revenue basis and a thematic basis to a relevant theme. BI analyzes constituents within a theme based off of a revenue assessment and a theme assessment. The revenue assessment reflects BI’s view of near-term (3 to 5 years) revenue exposure of a company to a theme and appropriate sub-classification as a percent of the company’s total revenue, leveraging publicly available company data (such as financial disclosures). The theme assessment aims to capture BI’s view on a company’s positioning and ability to execute within the competitive landscape of a particular theme. The theme assessment relies on the availability of fundamental data for each company and BI analysts’ expertise and history following industries and companies. In each theme, companies are assessed on a scale from 1 (most exposed) to 3 (least exposed). For the thematic assessment, a rank of 1 equates to an evaluation of “high theme relevancy” whereas a rank of 3 equates to “lower theme relevancy.” The revenue assessment utilizes the below scoring methodology:

Revenue Assessment

Estimated theme revenue as a % of company revenue in 3-5 years
1	2	3
50-100%	20-50%	<20%

The Index Provider groups the combined assessment values into one of three tiers: gold, silver, and bronze. A combined assessment value between 2 and 4 equates to gold, a score of 5 equates to silver, and a score of 6 equates to bronze.

With respect to the three categories an eligible Index component may be grouped into, if BI determines that a security is a member of two or more categories, then a security is assigned to a particular category based on the “revenue assessment” detailed above, and if there is a tie in the revenue assessment, then it is assigned by the “theme assessment” detailed above. If there is a tie in the theme assessment, such security is assigned to the category that has the fewest number of constituents in it.

Securities that are listed for trading on certain exchanges are not eligible for inclusion in the Index. Specifically, securities must not be listed for trading on: BSE India, National Stock Exchange of India, Egyptian Exchange, or Warsaw Stock Exchange. Further, a security may be a “hyperscaler” if it belongs to the tech hardware & semiconductors segments according to the Bloomberg Industry Classification Standard (BICS). Within the Cloud ecosystem, a security must be part of the infrastructure-as-a-service or platform-as-a-service categories.

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Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Artificial Intelligence Companies Risk. The Fund invests in companies that are involved in various aspects of Artificial Intelligence and, as such, is particularly sensitive to risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in Artificial Intelligence also may rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

Cloud Technology Company Risk. Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by

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interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Technology Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Technology Companies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. An investment in the Fund involves risks of investing in equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

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Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. Where all or a part of a Fund’s underlying securities trade in a market that is closed when the Exchange is open, there may be changes between the last quotation from its closed foreign market and the value of such securities during the Fund’s domestic trading day. This could lead to differences between the market price of a Fund’s shares and the value of a Fund’s underlying securities.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk.: The Fund is subject to geographic concentration risk, which is the chance that world events — such as political upheaval, financial troubles, or natural disasters — will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

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Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. The Fund may value portfolio securities traded on a foreign exchange using fair value when an event occurs after the close of the exchange that is likely to have changed the value of the securities. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index.

Passive Investment Risk. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in

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growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.59% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

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Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Penserra in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

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How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

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Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

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Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by

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the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Disclaimers

“Bloomberg®” and the indices referenced herein (the “Indices”, and each such index, an “Index”) are trademarks or service marks of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to Amplify Investments LLC (the “Licensee”). To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property of such Third-Party Provider.

The financial products referenced herein (the “Financial Products”) are not sponsored, endorsed, sold or promoted by Bloomberg or any Third-Party Provider. Neither Bloomberg nor any Third-Party Provider makes any representation or warranty, express or implied, to the owners of or counterparties to the Financial Products or any member of the public regarding the advisability of investing in securities generally or in the Financial Products particular1y. The only relationship between Bloomberg, Third-Party Providers, and the Licensee is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to the Licensee or the Financial Products. Bloomberg has no obligation to take the needs of the Licensee or the

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owners of the Financial Products into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Products to be issued. Neither Bloomberg nor any Third-Party Provider shall have any obligation or liability, including, without limitation, to the customers of the Financial Products, or in connection with the administration, marketing or trading of the Financial Products.

NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FINANCIAL PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, THIRD-PARTY PROVIDERS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES-WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE-ARISING IN CONNECTION WITH THE FINANCIAL PRODUCTS OR INDICES AND BLOOMBERG, ANY THIRD-PARTY PROVIDER, THEIR LICENSORS, AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES-WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE-ARISING IN CONNECTION WITH THE INDEX OR ANY DATA OR VALUES RELATING THERETO-WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$35.22	$28.66	$51.58	$42.29	$35.92

Investment Operations:
Net Investment Income (Loss)(a)	0.01	0.01	(0.03)	(0.03)	0.26
Net Realized and Unrealized Gain (Loss) on Investments(b)	12.93	6.55	(22.89)	9.45	6.34
Total From Investment operations	12.94	6.56	(22.92)	9.42	6.60

Less Distributions from:
Net Investment Income	(0.01)	—	—	(0.13)	(0.23)
Total Distributions	(0.01)	—	—	(0.13)	(0.23)

ETF Transaction Fees Per Share	0.00 (c)	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Year	$48.15	$35.22	$28.66	$51.58	$42.29
Total Return	36.72%	22.92%	-44.44%	22.28%	18.58%

Supplemental Data and Ratios:
Net assets at End of Year (000’s)	$26,481	$24,656	$22,925	$54,155	$46,515
Ratio of Expenses to Average Net Assets	0.68%	0.68%	0.68%	0.68%	0.71	%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%	0.02%	(0.09)%	(0.06)%	0.70%
Portfolio Turnover Rate(d)	36%	29%	28%	14%	104%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Amount represents less than $0.005 per share.

(d)        Portfolio turnover rate excludes in-kind transactions.

(e)        Effective April 7, 2020, the Fund’s expense ratio was reduced to 0.68%.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF)
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Travel Tech ETF

(NYSE Arca — AWAY)

PROSPECTUS

January 28, 2025

Amplify Travel Tech ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY TRAVEL TECH ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Travel Tech ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Prime Travel Technology Index NTR (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the portfolio turnover rate of the Predecessor Fund (as defined below) was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the Index and in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) based on the component securities in the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
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Prime Travel Technology Index NTR

The Index tracks the performance of globally exchange-listed equity securities (or corresponding ADRs or GDRs) of companies across the globe that are engaged in “Travel Technology Business” which is defined as providing technology, via the internet and internet-connected devices such as mobile phones, to facilitate the following activities: travel bookings and reservations, ride sharing and hailing, travel price comparison, and travel advice. Companies with products and services that are primarily engaged in any of the categories of Travel Technology Business are collectively called “Travel Technology Companies.”

The companies included in the Index are identified by Prime Indexes (the “Index Provider”). The Index Provider determines whether a company is a Travel Technology Company based on its assessment of: i) descriptions of a company’s primary business activities in its regulatory filings (e.g., annual reports, financial statements and other public filings), investor presentations, as well as third-party industry research, reports, and analyses; and ii) if a company derives more than 50% of its revenue from Travel Technology Business. The Index Provider screens candidate companies for the Travel Technology Index for investability based on i) must be an equity security of an operating company or an ADR of an operating company; ii) must have a minimum market capitalization of $150 million; iii) must have an average daily trading volume of $250,000 or greater; and iv) must be on an exchange in a country that does not employ restrictions on foreign capital investment.

The Index has a quarterly review in March, June, September, and December of each year upon which the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (also known as the “Selection Day”). Component changes are implemented as of the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.

At the time of each reconstitution, the companies in the Index are weighted using a proprietary weighting methodology (the “Methodology”) that weights the securities based on market capitalization and average daily value traded. The larger and more frequently traded companies, based on the Methodology, will receive a higher score compared to smaller and less frequently traded companies. As of September 30, 2024, the Index had 30 constituents.

The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG (the “Calculation Agent”). The Index Provider is independent of the Calculation Agent, the Fund, Amplify Investments LLC (the “Adviser”) and Tidal Investments LLC (the “Sub-Adviser”).

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is concentrated in the hotels, restaurants & leisure industry.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service

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attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

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Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

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Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

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Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the ETFMG Travel Tech ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on February 12, 2020.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-5.10%
-32.21%
18.21%
10.20%
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 20.07% (quarter ended March 31, 2021) and the Fund’s lowest return for a calendar quarter was -26.24% quarter ended June 30, 2022).

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Average Annual Total Returns (for the periods ended December 31, 2024)
Amplify Travel Tech ETF	1 Year	Since Inception (2/12/2020)
Return Before Taxes	10.20%	-2.94%
Return After Taxes on Distributions	10.15%	-2.95%
Return After Taxes on Distributions and Sale of Fund Shares	6.11%	-2.20%
Prime Travel Technology Index GTR (reflects no deduction for fees, expenses or taxes)	11.23%	-2.86%
Prime Travel Technology Index NTR (reflects no deduction for fees, expenses or taxes)	11.10%	-2.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	13.80%

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”)

Portfolio Manager. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets.

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In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. A Fund is subject to geographic concentration risk, which is the chance that world events — such as political upheaval, financial troubles, or natural disasters — will adversely affect the value of securities issued by companies in foreign countries or regions. Because a Fund may invest a large portion of its assets in securities of companies located in any one country or region, such Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

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Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on 15 fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading

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activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at

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corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

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Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.75% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Qiao Duan.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

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Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

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Disclaimers

Prime Indexes are trademarks of Level ETF Ventures LLC (“Level”) and have been licensed for use by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Level or its Calculation Agent. Level and the Calculation Agent make no representation regarding the advisability of trading in such products.

LEVEL AND THE CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THEY SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LEVEL OR THE CALCULATION AGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The Fund is not sponsored, endorsed, sold or promoted by Level or the Calculation Agent. Level and the Calculation Agent make no representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund in particular or the ability of the Index to track general stock market performance. The Index is determined, composed and calculated by Level or its Calculation Agent without regard to the Adviser or a Fund. Level and the Calculation Agent have no obligation to take the needs of the Adviser or the owners of a Fund into consideration in determining, composing or calculating the Index. Level and the Calculation Agent are not responsible for and have not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Level and the Calculation Agent have no obligation or liability in connection with the administration, marketing or trading of a Fund.

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of a Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable.

The Exchange has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing, or trading of the shares of a Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of a Fund or any members of the public regarding the advisability of investing in securities generally or in a Fund particularly.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

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Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$16.90		$15.86	$28.37	$18.88	$25.00

Investment Operations:
Net Investment Income (Loss)(b)	0.06		(0.08)	(0.10)	(0.13)	(0.02)
Net Realized and Unrealized Gain (Loss) investments(c)	3.59		1.12	(12.42)	9.60	(6.12)
Total From Investment operations	3.65		1.04	(12.52)	9.47	(6.14)

Less Distributions From:
Net Investment Income	(0.06)		—	—	(0.01)	—
Return of Capital	(0.00	)(d)	—	—	—	—
Total Distributions	(0.06)		—	—	(0.01)	—

ETF Transaction Fees Per Share	0.00	(d)	0.00 (d)	0.01	0.03	0.02
Net Asset Value, End of Year/Period	$20.49		$16.90	$15.86	$28.37	$18.88
Total Return	21.59%		6.54%	-44.08%	50.35%	-24.50	%(g)

Supplemental Data and Ratios:
Net Assets, at End of Year/Period (000’s)	$65,553		$103,929	$146,718	$321,957	$15,100

Ratio of Expenses to Average Net Assets(e)	0.75%		0.75%	0.76%	0.75%	0.75%
Ratio of Dividend and Interest Expense to Average Net Assets(e)	—		—	0.01%	—	—
Ratio of Operational Expenses to Average Net Assets Excluding Interest Expense(e)	0.75%		0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)	0.31%		(0.49)%	(0.47)%	(0.43)%	0.30%
Portfolio Turnover Rate(f)	33%		48%	40%	57%	49	%(g)

(a)        Inception date of the Fund was February 12, 2020.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Amount represents less than $0.005 per share.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

(g)        Not Annualized.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Travel Tech ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

(NYSE Arca — BATT)

PROSPECTUS

January 28, 2025

Amplify Lithium & Battery Technology ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY LITHIUM & BATTERY TECHNOLOGY ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Lithium & Battery Technology ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Lithium & Battery Technology Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index. The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. Using an indexing investment approach, the Fund attempts to replicate, before fees and expenses, the performance of the Index. The Fund generally will use a replication methodology, meaning it will invest in all of the underlying securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the underlying securities in the Index. The Fund’s investment sub-adviser, Tidal Investments LLC (“Tidal,” the “Sub-Adviser”) manages the investment of the Fund’s assets. The index provider is VettaFi LLC (“VettaFi” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (the “Adviser”) or the Sub-Adviser.

The Index seeks to provide exposure to global companies deriving material revenue associated with the development, production and use of lithium battery technology including:

(1)     the development and production of lithium battery technologies and/or battery storage solutions,

(2)     the exploration, production, development, processing, and/or recycling of the materials and metals used in lithium-ion batteries such as Lithium, Cobalt, Nickel, Manganese, Vanadium and/or Graphite, and/or

(3)     the development and production of electric vehicles.

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The Index universe includes publicly traded global companies associated with the development, production and use of lithium battery technology, including companies that:

(1)     derive more than 50% of their revenue from the development and production of lithium battery technologies and/or battery storage solutions; or

(2)     operate in the battery materials supply chain that demonstrate a verifiable beneficial interest in lithium battery technology, as verified by one of the following factors:

(i)      50% revenue or profit derived from the mining activity or metal processing, operations, contracts, and/or projects utilized in lithium battery chemistries, and/or

(ii)     global market share in the top five or at least 10% of global market share of any lithium battery metal utilized in the lithium battery chemistry that represents a primary source of revenue and/or net income for the company; or

(3)     derive more than 90% of their revenue from the development and production of electric vehicles.

In addition to the above, companies must be listed on a regulated stock exchange in the form of shares tradable for foreign investors without restrictions. To be included, a company must have a market capitalization of at least $500 million USD at time of adjustment. Additionally, the security must have an average daily traded value of at least $1 million USD over the last six months at the time of purchase, or adequate constituent liquidity and accessibility for an exchange listed product as determined by the Index Provider. For non-U.S. companies, a security must be U.S. exchange traded ADR versions, if available, provided their liquidity is comparable to locally traded shares. Additionally, for locally-traded shares of Chinese companies, such companies must have at least $10 billion in market capitalization. Further, industry weight to automobiles and components will not exceed 20% of the total index weight at the time of rebalance.

The Index is adjusted quarterly at the close of trading on the second Wednesday in August, November, February and May. If such day is not a business day, the adjustment will be conducted on the preceding business day. On each adjustment day, each component of the Index is weighted according to their market capitalization in US dollars, up to a maximum initial weight of 7 percent at time of adjustment. If any name exceeds the 7 percent maximum initial weighting, the remaining weight will be redistributed equally among the other index components.

The Fund expects that certain of the companies that comprise the Index are located in emerging markets. See “Emerging Markets Risk.” As of September 30, 2024, the Index was comprised of 89 securities and had significant exposure to companies operating in China.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Australia Risk. As of the date of this Prospectus, the Fund has exposure to Australian companies. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

China Risk. As of the date of this Prospectus, the Fund invests significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments.

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Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Electric Vehicles Market Risk. Electric vehicle technology is a relatively new technology and is subject to risks associated with a developing industry. These risks include intense competition, delays or other complications in connection with production, rapid product obsolescence, increased government regulation and market volatility. Electric vehicle companies currently benefit from certain government subsidiaries, policies and economic incentives, which may be reduced or eliminated in the future. Electric vehicles-related businesses may have limited product lines, markets, financial resources or personnel. In addition, these companies may be adversely affected by loss or impairment of intellectual property rights. There can be no assurance that companies involved in electric vehicle technology will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Electric vehicle companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. These companies are also susceptible to litigation based on product liability claims and can be significantly affected by insurance costs.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The Fund expects its current exposure to emerging markets to be primarily in Asia. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Exploration Companies Risk. The exploration and development of metals involves significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, metal exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.

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Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund invests in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Line of Business Risk. Some of the companies in which the Fund invests may be engaged in other lines of business unrelated to the mining, refining and/or manufacturing of metals and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its mining, refining and/or manufacturing of metals, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

4

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Materials Companies Risk. The Fund’s assets are concentrated in the materials sector, which means the Fund is more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets, and as a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

5

Regulatory Action Risk. The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

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Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index.

On October 14, 2020, the Fund ceased to be an actively-managed fund and began pursuing its investment strategy of investing in securities that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the current strategy, would have generated. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
44.32%
16.76%
-3.26%
-31.84%
-6.75%
-14.10%
2019
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 54.20% (quarter ended December 31, 2020) and the Fund’s lowest quarterly return was -38.24% (quarter ended March 31, 2020).
Average Annual Total Return as of December 31, 2024
Amplify Lithium & Battery Technology ETF	1 Year	5 Years	Since Inception (06/04/2018)
Return Before Taxes	-14.10%	-1.66%	-9.37%
Return After Taxes on Distributions	-14.91%	-2.34%	-9.96%
Return After Taxes on Distributions and Sale of Fund Shares	-8.09%	-1.23%	-6.59%
EQM Lithium & Battery Technology Index (reflects no deduction for fees, expenses or taxes)(1)	-14.86%	N/A	-2.47%(2)
MSCI ACWI Metals and Mining Index (reflects no deduction for fees, expenses or taxes)	-12.80%	6.51%	5.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.18%

(1)        On October 14, 2020, the Fund ceased being an actively-managed fund and began following the EQM Lithium & Battery Technology Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to October 14, 2020 are not necessarily indicative of the performance that the Fund, based on its current index and investment objective, would have generated.

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(2)        This figure represents the performance of the EQM Lithium & Battery Technology Index after the change in index strategy utilized by the Fund beginning October 14, 2020.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in 2018.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except that the Fund will concentrate its assets in the metals and mining industry. As of the date of this prospectus, the Fund had significant exposure to the materials sector.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Asian Companies Risk. The Fund is subject to certain risks associated specifically with investments in securities of issuers in Asia, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries that can impact these economies. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, recent escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

Australia Risk. As of the date of this Prospectus, the Fund has exposure to Australian companies. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, investment in Australian issuers may subject the Fund to regulatory, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. As a result, the Australian economy may be susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. Finally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

China Risk. As of the date of this Prospectus, the Fund invest significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund

10

invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Electric Vehicles Market Risk. Electric vehicle technology is a relatively new technology and is subject to risks associated with a developing industry. These risks include intense competition, delays or other complications in connection with production, rapid product obsolescence, increased government regulation and market volatility. Electric vehicle companies currently benefit from certain government subsidiaries, policies and economic incentives, which may be reduced or eliminated in the future. Electric vehicles-related businesses may have limited product lines, markets, financial resources or personnel. In addition, these companies may be adversely affected by loss or impairment of intellectual property rights. There can be no assurance that companies involved in electric vehicle technology will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Electric vehicle companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. These companies are also susceptible to litigation based on product liability claims and can be significantly affected by insurance costs.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The Fund expects its current exposure to emerging markets to be primarily in Asia. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Exploration Companies Risk. The exploration and development of metals involves significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, metal exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments of the Fund will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Line of Business Risk. Some of the companies in which the Fund invests may be engaged in other lines of business unrelated to the mining, refining and/or manufacturing of metals and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its mining, refining and/or manufacturing of metals, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

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Materials Companies Risk. The Fund’s assets are concentrated in the materials sector, which means the Fund is more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Regulatory Action Risk. The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a WTO ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Stock prices of small and/or mid-capitalization companies may be more volatile than those of larger companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small and/or mid-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. Securities of small and/or mid-capitalization companies may be thinly traded, making it difficult for a Fund to buy and sell them. In addition, small and/or mid-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small and/or mid-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there

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is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Stock Connect Programs Risk. The Fund may invest a limited amount of its assets in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect Programs”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited (“CSDCC”), which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect Programs are subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect Program A-shares. In addition, investments made through Stock Connect Programs are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased through Stock Connect Programs will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect Programs securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect Program securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership through Stock Connect Program, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect Program A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect Programs in accordance with applicable rules.

A primary feature of Stock Connect Programs is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect Programs. Stock Connect Programs are only available on days when markets in both China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in Chinese tax rules governing taxation of income and gains from investments in Stock Connect Program A-shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

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The Stock Connect Programs are relatively new and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect Programs are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.59% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments, LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Michael Venuto.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

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Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and unauthorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”) and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash

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trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

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Index Information

VettaFi LLC serves as the index provider of the EQM Lithium & Battery Technology Index. The Index is compiled and calculated by VettaFi. Neither Amplify Investments nor any affiliate of Amplify Investments has any rights to influence the selection of the securities in the Index. VettaFi is not affiliated with the Trust, Amplify Investments or the Distributor. No entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, Amplify Investments, the Distributor or a promoter of the Fund.

Amplify Investments has entered into a license agreement with VettaFi pursuant to which Amplify Investments pays a fee to use the Index and the use of VettaFi’s marketing names and licensed trademarks. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with Amplify Investments.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by VettaFi LLC. VettaFi makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. VettaFi’s only relationship to Amplify Investments LLC (“Licensee”) is the licensing of certain trademarks and trade names of VettaFi and of the EQM Lithium & Battery Technology Index which is determined and composed by VettaFi without regard to Licensee or the Fund. Licensor has no obligation to take the needs of Licensee or the owners of the Fund into consideration in determining or composing EQM Lithium & Battery Technology Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of the Fund.

VETTAFI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EQM LITHIUM & BATTERY TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN AND VETTAFI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. VETTAFI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EQM LITHIUM & BATTERY TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. VETTAFI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQM LITHIUM & BATTERY TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VETTAFI HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN VETTAFI AND LICENSEE.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Per Share Data:
Net Asset Value, Beginning of Period/Year	$9.84	$12.58	$19.59	$10.83	$10.59	$12.87

Investment Operations:
Net Investment Income(a)	0.22	0.25	0.49	0.27	0.16	0.29
Net Realized and Unrealized Gain (Loss) on Investments(b)	0.04	(2.51)	(7.08)	8.50	0.41	(2.48)
Total from Investment Operations	0.26	(2.26)	(6.59)	8.77	0.57	(2.19)

Less Distributions From:
Net Investment Income	(0.34)	(0.48)	(0.42)	(0.03)	(0.35)	(0.10)
Total Distributions	(0.34)	(0.48)	(0.42)	(0.03)	(0.35)	(0.10)

ETF Transaction Fees Per Share	0.00 (c)	0.00 (c)	0.00 (c)	0.02	0.02	0.01
Net Asset Value, End of Period/Year	$9.76	$9.84	$12.58	$19.59	$10.83	$10.59
Total Return(d)	2.38%	-18.52%	-34.28%	81.32%	5.56%	-16.96%

Supplemental Data and Ratios:
Net Assets, End of Period/Year (000’s)	$78,568	$110,702	$159,791	$234,137	$9,747	$4,767
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement/Recoupment	0.59%	0.59%	0.59%	0.59%	0.89%	0.92%
After Expense Reimbursement/Recoupment	0.59%	0.59%	0.59%	0.59%	0.71%	0.72%
Ratio of Net Investment Income to Average Net Assets	2.60%	1.98%	3.05%	1.57%	1.60%	2.43%
Portfolio Turnover(d)(e)	69%	42%	42%	51%	131%	61%

(a)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(c)        Amount represents less than $0.005 per share.

(d)        Not annualized for periods less than one year.

(e)        Portfolio turnover rate excludes in-kind transactions.
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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Lithium & Battery Technology ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

(NYSE Arca — BLOK)

PROSPECTUS

January 28, 2025

Amplify Transformational Data Sharing ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an actively managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY TRANSFORMATIONAL DATA SHARING ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Transformational Data Sharing ETF seeks to provide investors with total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.73%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$75	$233	$406	$906

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF that seeks to provide total return by investing at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the development and utilization of “transformational data sharing technologies”. In selecting these companies relevant to the Fund’s investment theme, the Fund’s portfolio managers invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in equity securities of companies actively involved in the development and utilization of blockchain technologies. The Fund may invest in non-U.S. equity securities, including depositary receipts. Tidal Investments LLC (“Tidal”) serves as the investment sub-adviser to the Fund (“Sub-Adviser”). Tidal manages the investment strategy and portfolio selection.

The “blockchain” is a peer-to-peer shared, distributed ledger that facilitates the process of recording transactions and tracking assets in a business network. Blockchain derives its name from the way it stores transaction data — in blocks that are linked together to form a chain. As the number of transactions grow, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain, within a discrete network governed by rules agreed on by the network participants. Although initially associated with digital commodities, it can be used to track tangible, intangible and digital assets and companies in all business sectors. Blockchains may also be private or public. The distinction between public and private blockchains is related to who is allowed to participate in the network, execute the consensus protocol and maintain the shared ledger. A public blockchain network is completely open and anyone can join and participate in the network. A private blockchain network requires an invitation and must be validated by either the network starter or by a set of rules put in place by the network starter.

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In pursuing its investment strategy, the Fund’s portfolio managers seek investments in companies across a wide variety of industries that are leading in the research, development, utilization and funding of blockchain-based transformational data sharing technologies. To satisfy the Fund’s minimum investment mandate, the Fund’s portfolio managers determine whether a company is actively involved in the development and utilization of blockchain-based transformational data sharing technologies by committing material resources in one or more of the following ways:

•        Actively engaging in the research and development, proof-of-concept testing, and/or implementation of transformational data sharing technology: the Fund’s portfolio managers review the scale, continuation and growth of such initiatives, and the dedication of organizational infrastructure (e.g. corporate divisions, number of employees) and capital to transformational data sharing activities.

•        Profiting from the demand for transformational data sharing applications such as transaction data, cryptocurrency and supply chain data: the Fund’s portfolio managers evaluate companies for both direct profitability, obtained by providing direct access to transformational data sharing technology, and indirect profitability, obtained by benefitting from cost reductions and economies of scale through transformational data sharing technology implementation for its business.

•        Partnering with and/or directly investing in companies that are actively engaged in the development and/or use of transformational data sharing technology: the Fund’s portfolio managers review both the number and size of partnership and/or projects invested, including a company’s internal initiatives.

•        Acting as a member of multiple consortiums or groups dedicated to the exploration of transformational data sharing technology use: the Fund’s portfolio managers review the number of consortiums or groups and size of investments, including a company’s internal initiatives.

In reviewing the above criteria, the Fund’s portfolio managers actively evaluate the legitimacy of each potential portfolio company’s commitment to transformational data sharing technologies. In addition, the Fund’s portfolio managers will generally construct the portfolio so that it meets the following standards:

•        each security must be listed on a regulated stock exchange in the form of shares tradable for foreign investors without restrictions;

•        at least 90% of securities issued by a U.S. companies must have a minimum market capitalization of at least $75,000,000;

•        each security issued by a non-U.S. company must have a minimum market capitalization of at least $100,000,000; and

•        each security must have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25 million, averaged over the last six months.

The Fund’s portfolio managers will further review these constituent companies and classify the companies into two groups:

•        Core: companies are designated as “Core” if they derive significant direct revenue from transformational data sharing-related business and/or are among the largest five investors in transformational data sharing-engaged companies, as defined by the portfolio managers.

•        Secondary: companies are designated as “Secondary” if the company directly invests or partners in transformational data sharing technology companies, or participates in multiple blockchain industry consortiums.

The portfolio managers believe that an active management approach will enable the Fund to remain flexible and identify companies that are best positioned to profit from the developing transformational data sharing technology space. The Fund’s portfolio managers will actively seek opportunities for the Fund to invest in new and emerging transformational data sharing technology companies meeting the Fund’s eligibility criteria. Through portfolio management, the Fund’s portfolio managers believe that there will be opportunities to take advantage of market pricing dislocations, and to purchase, sell or weight the Fund’s portfolio holdings accordingly. The Fund’s portfolio managers generally seek to have a portfolio allocation of approximately 70% Core constituents and 30% Secondary constituents, with constituents being equally weighted within such groups. However, the Fund’s portfolio managers will manage the portfolio to increase, decrease or eliminate weightings of the portfolio holdings, based upon its assessment of:

•        changes in a company’s business model or operations;

•        a company’s increase or decrease in transformational data sharing related revenue;

•        public disclosures indicating that a company’s intent to engage in transformational data sharing business enhancements;

•        financial fundamentals, such as price to earnings and potential revenue growth, relative to other transformational data sharing universe constituents; or

•       unusual trading volumes and market pricing.

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In connection with the Fund’s strategy to invest in companies involved with blockchain technologies, the Fund may invest in pooled investment vehicles with cryptocurrency exposures, subject to compliance with the applicable limitations of regulatory regimes.

The Fund’s portfolio managers expect, under normal market circumstances, that the Fund’s portfolio will consist of 40 to 60 companies.

Diversification Status. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Blockchain Investments Risk. An investment in companies actively engaged in blockchain technology may be subject to the following risks:

•        The technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund.

•        Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

•        Competing platforms and technologies. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains.

•        Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•        Developmental risk. Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

•        Intellectual property claims. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund.

•       Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

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•       Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

•        Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.

•        Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•        Line of business risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cryptocurrency Risk. In connection with its investments in blockchain, the Fund may have exposure to cryptocurrencies, such as bitcoin, through investment funds or pooled investment vehicles. A cryptocurrency operates without central authority or banks and is not backed by any government. Cryptocurrencies are often referred to as a “virtual currency” or “digital currency,” and operate as a decentralized, peer-to-peer financial exchange and value storage that is used like money. A cryptocurrency is also not a legal tender. Federal, state or foreign governments may restrict the use and exchange of a cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Investment vehicles that have exposure to cryptocurrencies such as bitcoin may be affected by the high volatility associated with such cryptocurrency exposure. The Fund’s holdings in investment vehicles that hold cryptocurrency assets are subject to applicable limitations of regulatory regimes, which are subject to change. The investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may not be registered investment companies, and therefore, the Fund may not, as a shareholder of such investment vehicle, receive the protections afforded to shareholders of an investment company under the 1940 Act in connection with its investment in such investment vehicles. In connection with its investment in vehicles that provide exposure to cryptocurrencies, the Fund may be subjected to the following risks:

•        Exchange-Traded Products Risk. Certain of the investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may be exchange-traded products (“ETPs”). ETPs are investment vehicles that either directly invest in, or track the performance of an underlying asset, such as commodities or an asset index, and typically provide exposure to commodities without trading futures. ETPs may also invest in other types of financial instruments that are not securities and are not regulated under the 1940 Act. ETPs themselves are not registered investment companies under the 1940 Act, and investors in ETPs do not benefit from the protections provided under the 1940 Act. Through its investments in ETPs, the Fund is subject to the risks associated with the ETPs’ investments, including the possibility that the value of the securities or assets held by or linked to an ETP could decrease. Additionally, an ETP’s lack of liquidity can result in its value being more volatile than the underlying asset or reference asset/benchmark component.

•       Bitcoin Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The value of bitcoin has been and may continue to be substantially dependent on speculation. The further development of the bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the bitcoin network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the

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ability to manipulate the price of bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and bitcoin futures. In addition, bitcoin is a bearer asset that can be irrevocably lost or stolen to the extent that private keys are lost or stolen.

•        Swaps Risk. Certain of the investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may invest in swap agreements. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and an investment in cryptocurrencies, even indirectly, may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. Certain of the investment vehicles with exposure to cryptocurrencies held by the Fund may be treated as a grantor trust for U.S. federal income tax purposes, which would result in such investment to generally be treated as a direct investment in a cryptocurrency for such purposes. In connection with its investments in investment vehicles that provide exposure to cryptocurrencies, such investment vehicles may not produce “qualifying income” for purposes of the Fund’s qualification as a RIC. The Fund may be subject to a limit on its exposure to such investments such that it will not receive more than 10% of its gross income from such investments.

Additionally, many cryptocurrencies are open-source, such as bitcoin, meaning any user can download the software, modify it and then propose that users adopt the modification. If less than a substantial majority of users consent to a proposed modification, but it is nonetheless implemented by some participants and the modification is not compatible or fully interoperable with the software prior to its modification, the consequence is called a “fork” or a split of the cryptocurrencies (and the blockchain) with one version running on the pre-modified software and the other running on the modified software and such versions lacking interchangeability across the respective networks. A fork could result in the Fund’s exposure to the specific cryptocurrency to change in value and could result in difficulties for the Fund to continue to qualify as a RIC. The Adviser intends to manage the Fund’s exposure to cryptocurrencies such that the Fund will continue to qualify as a RIC, even in the event of a fork of the cryptocurrencies.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

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Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund invests in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Internet Companies Risk. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

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Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
29.18%
88.18%
31.58%
-61.88%
98.09%
52.77%
2019
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 60.08% (quarter ended March 31, 2021) and the Fund’s lowest quarterly return was -46.73% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2024
Amplify Transformational Data Sharing ETF	1 Year	5 Years	Since Inception (01/16/2018)
Return Before Taxes	52.77%	23.35%	15.83%
Return After Taxes on Distributions	49.45%	21.31%	14.34%
Return After Taxes on Distributions and Sale of Fund Shares	31.44%	18.27%	12.37%
MSCI AC World Index Net (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	8.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.30%

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Michael Venuto, Chief Investment Officer at Tidal

•        Charles A. Ragauss, CFA, Head of Trading and Portfolio Manager at Tidal

•        Daniel Weiskopf, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in 2018.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

The Fund is a series of the Trust, an investment company and an actively-managed ETF. The investment objective of the Fund is to seek total return. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the Fund’s investment theme of the development and utilization of transformational data sharing technologies. The Fund’s investment objective, the 80% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry. As of the date of this prospectus, the Fund had significant exposure to information technology and financials companies.

NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may, on a limited basis, invest in convertible notes, debt securities and securities of special purpose acquisition corporations (“SPACs”) for the purposes of gaining exposure to companies engaged in blockchain related technologies including, but not limited to, bitcoin and other digital assets.

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

NON-PRINCIPAL FUND INVESTMENTS

Convertible Securities. The Fund may invest, on a limited basis, in convertible securities, including convertible securities in non-public companies at the time of issuance. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predeterminate number of shares of an issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures or notes and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many issuers will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e. its value as a fixed income security) or its “conversion value” (i.e. its value upon conversion into its underlying common stock). Convertible securities are subject to the same risk as similar securities without the convertible feature. In addition, the price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

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Debt Securities. The Fund may invest, on a limited basis, in debt securities, including but not limited to, notes issued by investment funds which provide exposure to blockchain related technologies. A note is a debt security usually with a maturity of up to ten years. The debt securities in which the Fund may invest may be unsecured or secured against the assets of the issuer. Such debt securities may or may not bear interest, and may not have a fixed maturity date. Debt securities may entitle the holder to delivery of the corresponding amount of the underlying assets owned by the issuer or may entitle the holder to the payment of U.S. dollars representing the value of the holder’s interest.

The Fund may invest in debt securities deemed to be restricted securities, which cannot be offered for public resale unless registered under the applicable securities law or that have a contractual restriction that prohibits their resale. These restrictions may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

Exchange-Traded Products. The Fund may invest, on a limited basis, in ETPs that provide exposure to cryptocurrencies in connection with its blockchain investments. ETPs are exchange-traded equity securities whose value derives from an underlying asset or portfolio of assets, which may correlate to a benchmark, such as a commodity, currency, interest rate or index. ETFs are one type of ETP. When the Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the ETP, as well as their share of the Fund’s fees and expenses.

Special Purpose Acquisition Companies. The Fund may invest, on a limited basis, in securities of SPACs. A SPAC is a special purpose company whose business plan is to raise capital in an initial public offering and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Fund may, from time to time, seek investments in SPACs with a stated purpose to find an acquisition target consistent with the Fund’s investment strategy. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Blockchain Investments Risk. An investment in companies actively engaged in blockchain technology may be subject to the following risks:

•        The technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund.

•        Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

•        Competing platforms and technologies. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains.

•       Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

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•       Developmental risk. Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

•        Intellectual property claims. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund.

•        Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

•        Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

•        Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.

•        Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•        Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

China Risk. The Fund may invest in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

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Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cryptocurrency Risk. In connection with its investments in blockchain, the Fund may have exposure to cryptocurrencies, such as bitcoin, through investment funds or pooled investment vehicles. A cryptocurrency operates without central authority or banks and is not backed by any government. Cryptocurrencies are often referred to as a “virtual currency” or “digital currency,” and operate as a decentralized, peer-to-peer financial exchange and value storage that is used like money. A cryptocurrency is also not a legal tender. Federal, state or foreign governments may restrict the use and exchange of a cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Investment vehicles that have exposure to cryptocurrencies such as bitcoin may be affected by the high volatility associated with such cryptocurrency exposure. The Fund’s holdings in investment vehicles that hold cryptocurrency assets are subject to applicable limitations of regulatory regimes, which are subject to change. The investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may not be registered investment companies, and therefore, the Fund may not, as a shareholder of such investment vehicle, receive the protections afforded to shareholders of an investment company under the 1940 Act in connection with its investment in such investment vehicles. In connection with its investment in vehicles that provide exposure to cryptocurrencies, the Fund may be subjected to the following risks:·

•        Exchange-Traded Products Risk. Certain of the investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may be exchange-traded products (“ETPs”). ETPs are investment vehicles that either directly invest in, or track the performance of an underlying asset, such as commodities or an asset index, and typically provide exposure to commodities without trading futures. ETPs may also invest in other types of financial instruments that are not securities and are not regulated under the 1940 Act. ETPs themselves are not registered investment companies under the 1940 Act, and investors in ETPs do not benefit from the protections provided under the 1940 Act. Through its investments in ETPs, the Fund is subject to the risks associated with the ETPs’ investments, including the possibility that the value of the securities or assets held by or linked to an ETP could decrease. Additionally, an ETP’s lack of liquidity can result in its value being more volatile than the underlying asset or reference asset/benchmark component.

•        Bitcoin Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The value of bitcoin has been and may continue to be substantially dependent on speculation. The further development of the bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the bitcoin network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and bitcoin futures. In addition, bitcoin is a bearer asset that can be irrevocably lost or stolen to the extent that private keys are lost or stolen.

•        Swaps Risk. Certain of the investment vehicles in which the Fund may obtain its exposure to cryptocurrencies may invest in swap agreements. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, many swaps trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and an investment in cryptocurrencies, even indirectly, may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. Certain of the investment vehicles with exposure to cryptocurrencies held by the Fund may be treated as a grantor trust for U.S. federal income tax purposes, which would result in such investment to generally be treated as a direct investment in a cryptocurrency for such purposes. In connection with its investments in investment vehicles that provide exposure to cryptocurrencies, such investment vehicles may not produce “qualifying income” for purposes of the Fund’s qualification as a RIC. The Fund may be subject to a limit on its exposure to such investments such that it will not receive more than 10% of its gross income from such investments. Additionally, many cryptocurrencies are open-source, such as bitcoin, meaning any user can download the software, modify it and then propose that users adopt the modification. If less

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than a substantial majority of users consent to a proposed modification, but it is nonetheless implemented by some participants and the modification is not compatible or fully interoperable with the software prior to its modification, the consequence is called a “fork” or a split of the cryptocurrencies (and the blockchain) with one version running on the pre-modified software and the other running on the modified software and such versions lacking interchangeability across the respective networks. A fork could result in the Fund’s exposure to the specific cryptocurrency to change in value and could result in difficulties for the Fund to continue to qualify as a RIC. The Adviser intends to manage the Fund’s exposure to cryptocurrencies such that the Fund will continue to qualify as a RIC, even in the event of a fork of the cryptocurrencies.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. Equity securities present certain risks, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

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Financial Companies Risk. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

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Internet Companies Risk. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange

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necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Convertible securities may provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income, because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. As a result of these fluctuations, and because the convertible securities in which the Fund may invest will generally not be traded on an exchange, it may be more difficult for the Fund to determine a market value for such securities.

Debt Securities Risk. The Fund may invest in certain types of debt securities, including, but not limited to, notes, debentures, bonds and other similar type of debt instruments. The risks of investing in debt securities include, among others, credit risk (the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due), liquidity risk (the risk that the Fund may not be able to sell some or all of the securities it holds at the price it values the security or at any price), and interest rate risk (the risk that the rates of interest income generated by debt securities may decline due to a decrease in market interest rates and that market prices of

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the debt securities may decline due to an increase in market interest rates). The debt securities in which the Fund may invest may provide for fixed or variable principal payments and interest rates, and/or include various reset terms. Certain debt securities are “perpetual” in that they have no maturity date. Other debt securities are zero coupon bonds, which is a bond that does not pay interest for either the entire lie of the obligation or for an initial period after the issuance of the obligation.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Restricted Securities Risk. The Fund may invest in securities, including convertible and debt securities, that are restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. The Fund may also get limited information about the issuer of a restricted security. Additionally, if Fund management receives material non-public information about the issuer, it may be unable to sell the securities as a result. Certain restricted securities may involve a high degree of business and financial risk, and may result in substantial losses.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Special Purpose Acquisition Companies Risk. SPACs have no operating history or ongoing business other than seeking acquisitions. Therefore, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions that are completed will be profitable. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion of such assets to cover expenses) in U.S. government securities, money market securities and cash. To the extent a SPAC is invested in cash or similar securities, this may affect the Fund’s ability to meet its investment objective. The SPACs in which the Fund may invest pursue acquisitions only within a certain industry or industries, which may increase the volatility of their prices. An investment in SPACs, which are typically traded in the over-the-counter market, may also have little or no liquidity and may be subject to restrictions on resale.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

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Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.70% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal has primary responsibility for managing the Fund’s strategy, including investment selection and weighting of portfolio securities. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreements is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Michael Venuto, Charles A. Ragauss, and Daniel Weiskopf.

Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Daniel Weiskopf. Mr. Weiskopf serves as Portfolio Manager at Tidal, having joined the firm in May 2018. Mr. Weiskopf has been an ETF Strategist since 2003, and was the portfolio manager and founder of MH Capital Partners, a small cap hedge fund from 1995 until 2003 which focused on asset light business models. Firms that Mr. Weiskopf has been affiliated with include, Investment Planners, Forefront Capital, UBS Financial and American Diversified Enterprises, an affiliated of Allen & Company. Mr. Weiskopf graduated with an MBA from Fordham University Gabelli School of Business, and holds a series 7 and 65 license.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Advisers. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

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The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received

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by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment

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adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

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Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Per Share Data:
Net Asset Value, Beginning of Period/Year	$20.58	$18.53	$55.37	$24.80	$18.21	$17.45

Investment Operations:
Net Investment Income(a)(b)	0.36	0.38	0.41	0.24	0.17	0.23
Net Realized and Unrealized Gain (Loss) on Investments(c)	16.96	1.67	(31.50)	30.98	6.80	0.71
Total from Investment Operations	17.32	2.05	(31.09)	31.22	6.97	0.94

Less Distributions From:
Net Investment Income	(0.34)	—	(5.75)	(0.66)	(0.39)	(0.19)
Total from Distributions	(0.34)	—	(5.75)	(0.66)	(0.39)	(0.19)

ETF Transaction Fees Per Share	0.00 (d)	—	0.00 (d)	0.01	0.01	0.01
Net Asset Value, End of Period/Year	$37.56	$20.58	$18.53	$55.37	$24.80	$18.21
Total Return(e)	84.42%	11.05%	-61.76%	127.54%	38.97%	5.72%

Supplemental Data and Ratios:
Net Assets, End of Period/Year (000’s)	$685,397	$427,075	$464,298	$1,495,050	$132,705	$99,269
Ratio of Expenses to Average Net
Before Expense Reimbursement/Recoupment(f)	0.70%	0.70%	0.70%	0.73%	0.90%	0.90%
After Expense Reimbursement/Recoupment(f)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets(f)	1.26%	1.94%	1.33%	0.50%	0.85%	1.35%
Portfolio Turnover(e)(g)	41%	36%	39%	41%	44%	35%

(a)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(b)        Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Amount represents less than $0.005 per share.

(e)        Not annualized for periods less than one year.

(f)        These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(g)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Transformational Data Sharing ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Seymour Cannabis ETF

(NYSE Arca — CNBS)

PROSPECTUS

January 28, 2025

Amplify Seymour Cannabis ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an actively managed exchange-traded fund (“ETF”) organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY SEYMOUR CANNABIS ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Seymour Cannabis ETF seeks to provide investors capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.68%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.34%
Expense Waiver/Reimbursement(1)	(0.58)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.76%

(1)        Pursuant to an agreement with the Fund, Amplify Investments LLC has agreed to reduce its management fee and effectively reimburse any fees incurred by the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, acquired fund fees and expenses, and other extraordinary expenses) to not more than 0.75% of the daily net assets of the Fund until March 1, 2026. In addition, pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and/or expense payments. The Fund may only make such repayment to the Adviser if, after the recoupment payment has been taken into account, it does not cause the Fund’s expense ratio to exceed either the expense cap in place at the time the expenses were waived or the Fund’s current expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. The example also assumes that the fee waiver/expense reimbursement agreement is not renewed following its termination. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$78	$243	$422	$942

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund seeks to achieve its investment objective by primarily investing in the securities of U.S. companies engaged in cannabis and hemp-related activities selected by the Fund’s investment adviser, Amplify Investments LLC (“Amplify Investments” or the “Adviser”). Pursuant to this strategy, the Fund will invest at least 80% of its net assets (plus borrowings for investment

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purposes) in the securities of U.S. companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem and in derivatives that have economic characteristics similar to such securities. Tidal Financial Investments LLC (“Tidal”) and Seymour Asset Management LLC (“Seymour”, and collectively with Tidal, the “Sub-Advisers”) serve as the investment sub-advisers to the Fund. Tidal is responsible for executing and implementing the Adviser’s decisions and constructing the Fund’s portfolio.

The Fund is an actively managed ETF that seeks to provide investment exposure to U.S. companies principally engaged in the emerging cannabis and hemp ecosystem across one of three classifications, which includes:

•        Cannabis/Hemp Plant (Pharmaceuticals/Biotechnology, Cultivation & Retail, Hemp Products and Cannabis-Infused Products)

•        Support (Agricultural Technology, Real Estate and Commercial Services)

•        Ancillary (Consumption Devices/Mechanisms, Investing & Finance, Technology & Media and Other Ancillary)

The Fund’s portfolio manager, Tim Seymour, will actively seek investment opportunities in companies fitting within one of these classifications through the use of information available in public regulatory filings, third-party research, meetings with company management, and other publicly available information. Through portfolio management, the Fund’s portfolio manager will seek opportunities to make allocations among the classifications and the sub-classifications and to take advantage of market pricing dislocations. In addition, the Fund’s portfolio manager will conduct an on-going fundamental analysis of individual companies, which includes top-down and bottom-up factors. Top-down factors considered include regulatory changes, macro-economic data and political events. Bottom-up factors considered include company growth rates relative to its peer group, income statement, free cash flow, balance sheet strength, management quality, environmental, social, and governance scoring and strategic partnerships. The Fund’s portfolio manager believes that this fundamental approach will allow for adjustments in the Fund’s portfolio to address the dynamic pace of evolution for cannabis and hemp-related companies.

The Fund will primarily invest in equity securities and derivative instruments intended to provide exposure to companies principally engaging in the cannabis and hemp ecosystem. As part of this strategy, the derivative instruments may include, but are not limited to, total return swaps. For purposes of the Fund’s 80% investment policy, for any derivative instruments the assets will be valued on a mark-to-market basis.

In order to be eligible for investment in the Fund’s portfolio, securities must have adequate constituent liquidity and accessibility for an exchange-listed product, as determined by the Adviser. In addition, under normal market circumstances, the Fund’s direct investment in equity securities must comply with the following:

•        a security must be listed on a regulated, major stock exchange in the form of shares tradeable for non-U.S. investors without restrictions;

•        for U.S. based equity securities, 90% of the U.S. based equity weight must be in companies with a market capitalization of at least $75,000,000; and a non-U.S. equity security must have a market capitalization of at least $100,000,000; and

•        for U.S. based equity securities, at least 70% of the equity weight must have either: (i) a monthly trading volume of at least 250,000, or (ii) an average notional value of monthly trades of at least $25,000,000 over the prior six months; and all non-U.S. equity securities must have either: (i) a monthly trading volume of at least 250,000, or (ii) an average notional value of monthly trades of at least $25,000,000 over the prior six months.

The Fund will only directly invest in companies that engage in activities that are legal in the country where it is incorporated, as well as in the country or countries where its operations are conducted. The Fund will not hold direct ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including United States (“U.S.”) federal and state laws. Because the Fund only directly holds securities from companies that are currently engaged exclusively in legal activities under national and local laws, the Fund will not include equity securities of any company that engages in the cultivation, production or distribution of marijuana or products derived from marijuana for medical or non-medical purposes in a particular country, including the U.S., unless and until such time as the cultivation, production or distribution of such medical or non-medical marijuana, as applicable, becomes legal under local and national laws governing the company in such country. As of the date of this prospectus, the Fund does not directly invest in companies that grow or distribute marijuana inside of the U.S. or any “medical marijuana” companies in the United States. Any pharmaceutical companies held by the Fund would have the necessary permits and licenses to engage in lawful medical research using cannabinoids to produce government approved drugs, or to otherwise produce, market or distribute such drugs. This activity is distinct from the “medical marijuana” business, which refers to the use of the cannabis leaf, as opposed to specific extracts in pharmaceutical form, to alleviate the symptoms of injury or illness. If U.S. federal law changes in the future and these cannabis-related business activities become legal at the federal level, the Fund may begin directly investing in U.S. listed companies in the cannabis and hemp ecosystem in accordance with the Fund’s investment objective and principal investment strategy. The Fund may indirectly obtain exposure to such companies through its use of derivative instruments, as described above.

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The Fund’s portfolio manager expects, under normal market circumstances, that the Fund’s portfolio will consist of 20 to 45 companies. These securities may be issued by small, medium and large capitalization companies operating in both emerging and developed market countries. The Fund may also invest in securities of real estate investment trusts. The Fund may purchase equity securities that trade on U.S. or non-U.S. securities exchanges and in the securities of non-U.S. companies that utilize American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) to list on certain exchanges. To the extent that the security of a non-U.S. issuer is available as an ADR, the Fund will purchase the ADR, provided that the ADR’s liquidity is comparable to that of the issuer’s equity security. As of the date of this Prospectus, the Fund invests in securities that are primarily listed on the following exchanges: New York Stock Exchange (“NYSE”), NYSE American, Nasdaq Stock Market, TSX Exchange, TSX Venture Exchange, Australian Securities Exchange and the Tel Aviv Stock Exchange. The Fund may, in the future, invest in companies primarily listed on additional exchanges to the extent that such companies are in compliance with the above-referenced investment and legal requirements. Further, the Fund may utilize derivatives instruments that are available over-the-counter (“OTC”) rather than exchange-traded.

The Fund will seek to lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Canada Risk. Because the Fund invests a significant portion of its assets in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

Cannabis Industry Risk. Companies involved in the cannabis industry face competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of cannabis is illegal under U.S. federal law, federally regulated banking institutions may be unwilling to make ﬁnancial services available to growers and sellers of cannabis. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular securities without actually purchasing those securities. The Fund’s use of such financial instruments, including swap arrangements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

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Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisers, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk. Additionally, derivatives may be subject to numerous special and complex tax rules, which could cause adverse tax consequences and impact the amount, timing or character of income distributed by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. The Fund may enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are OTC derivatives that may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations. To the extent the Fund enters utilizes derivatives, it will do so pursuant to the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days

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when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Growth Stocks Risk. Prices of growth stocks tend to be higher in relation to their companies’ earnings because of their growth potential because of their growth potential, which may or may not be realized. Growth stocks may also be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. In addition, growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn.

Health Care Companies Risk. Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Biotechnology Company Risk. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and non-U.S. regulatory authorities.

Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection of intense competition.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Cannabis Related Business Risk. Many of the companies in which the Fund invests may be engaged in other lines of business unrelated to cannabis and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of cannabis, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Regulatory Risk — Non-U.S. The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products. The companies in which the fund invest may never be able to legally produce and sell products in the U.S. or other national or local jurisdictions.

Regulatory Risk — U.S. The possession and use of cannabis, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of cannabis is regulated by both the federal government and state governments, which may conﬂict. Even in those states in which the use of cannabis has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of cannabis pre-empts state laws that legalizes its use for medicinal and recreational purposes. Any change in the federal government’s enforcement of current federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate cannabis, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the proﬁtability and value of the Fund’s investments.

Cannabis is a Schedule I controlled substance under the Controlled Substances Act (“CSA”), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the U.S., lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the U.S. Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the United Stated Drug Enforcement Administration (“DEA”) to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with the necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical cannabis research or to otherwise cultivate, possess or distribute cannabis.

REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental

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liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Securities Lending Risk. The Fund engages in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

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Smaller Companies Risk. The Fund may be composed primarily of, or have significant exposure to, securities of smaller companies. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Further, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
40%
20%
0%
-20%
-40%
-60%
-80%
31.61%
-18.57%
-63.72%
-16.43%
-31.82%
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 66.14% (quarter ended March 31, 2021) and the Fund’s lowest quarterly return was -47.34% (quarter ended June 30, 2022).

Average Annual Total Return as of December 31, 2024
Amplify Seymour Cannabis ETF	1 Year	5 Years	Since Inception (07/22/2019)
Return Before Taxes	-31.82%	-26.02%	-32.25%
Return After Taxes on Distributions	-40.74%	-28.10%	-34.03%
Return After Taxes on Distributions and Sale of Fund Shares	-19.11%	-16.96%	-18.73%
EQM Global Cannabis Index (reflects no deduction for fees, expenses or taxes)	-11.40%	-27.95%	-33.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	15.11%

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. The return after taxes on distributions and sale of fund shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Tidal Financial LLC and Seymour Asset Management LLC

Portfolio Managers. The following individuals serve as the portfolio managers to the Fund.

•        Timothy J. Seymour, Chief Investment Officer at Seymour

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Timothy Seymour has served as part of the portfolio management team of the Fund since its inception in 2019, and Charles Ragauss and Michael Venuto have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

The Fund is a series of the Trust, an investment company and an actively-managed ETF. The investment objective of the Fund is to seek capital appreciation. The Fund’s investment objective and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”

Concentration Policy. The Fund will not concentrate its investments in securities (i.e., invest more than 25% of the value of its total assets) except that the Fund will concentrate in the securities of issuers in the cannabis industry.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

DERIVATIVES

The Fund may utilize derivatives in pursuing its investment objective. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities. Swap arrangements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investments or instruments. The Fund will utilize derivative instruments pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

SECURITIES LENDING

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

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Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Canada Risk. Because the Fund invests a significant portion of its assets in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

Cannabis Industry Risk. Companies involved in the cannabis industry face competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of cannabis is illegal under U.S. federal law, federally regulated banking institutions may be unwilling to make ﬁnancial services available to growers and sellers of cannabis. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular securities without actually purchasing those securities. The Fund’s use of such financial instruments, including swap arrangements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Additionally, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund’s investment.

Cyber Security Risk. The Fund, Adviser, Sub-Advisers, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Advisers, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the

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event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk. Additionally, derivatives may be subject to numerous special and complex tax rules, which could cause adverse tax consequences and impact the amount, timing or character of income distributed by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. The Fund may enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are OTC derivatives that may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations. To the extent the Fund enters utilizes derivatives, it will do so pursuant to the requirements of Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. Equity securities present certain risk, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. If a shareholder purchases at a time when the market price is at a premium to the net asset value of the Shares, or sells at a time when the market price is at a discount to the net asset value of the Shares, the shareholder may sustain

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losses. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund believes that large discounts or premiums to the net asset value of Shares should not be sustained.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Growth Stocks Risk. Prices of growth stocks tend to be higher in relation to their companies’ earnings because of their growth potential because of their growth potential, which may or may not be realized. Growth stocks may also be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. In addition, growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn.

Health Care Companies Risk. Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Biotechnology Company Risk. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and non-U.S. regulatory authorities.

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Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection of intense competition.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Cannabis Related Business Risk. Many of the companies in which the Fund invests may be engaged in other lines of business unrelated to cannabis and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of cannabis, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Regulatory Risk — U.S. The possession and use of cannabis, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of cannabis is regulated by both the federal government and state governments, which may conﬂict. Even in those states in which the use of cannabis has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of cannabis pre-empts state laws that legalizes its use for medicinal and recreational purposes. Any change in the federal government’s enforcement of current federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate cannabis, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the proﬁtability and value of the Fund’s investments.

Cannabis is a Schedule I controlled substance under the Controlled Substances Act (“CSA”), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the U.S., lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the U.S. Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the United Stated Drug Enforcement Administration (“DEA”) to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with the necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical cannabis research or to otherwise cultivate, possess or distribute cannabis.

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Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may signiﬁcantly impair the ability of certain companies in which the Fund invests to pursue medical cannabis research or to otherwise cultivate, possess or distribute cannabis.

Regulatory Risk — Non-U.S. The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Securities Lending Risk. The Fund engages in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Smaller Companies Risk. Stock prices of small and/or mid-capitalization companies may be more volatile than those of larger companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small and/or mid-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. Securities of small and/or mid-capitalization companies may be thinly traded, making it difficult for a Fund to buy and sell them. In addition, small and/or mid-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small and/or mid-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI, which is available at www.amplifyetfs.com.

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Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Tidal Investments LLC, f/k/a Toroso Investments LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. Seymour Asset Management is a registered investment adviser with its offices at 1 Old Point Road, Quogue, New York 11959.

Amplify Investments has overall responsibility for the selection of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Tidal and Seymour have responsibility for executing the Fund’s trades and continuously monitoring the Fund’s investments.

The members of the portfolio management team for the Fund are Timothy Seymour, Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Timothy J. Seymour. Mr. Seymour is Chief Investment Officer at Seymour Asset Management LLC. Mr. Seymour has over 24 years of investment experience as a portfolio manager, allocator, and capital markets professional across multiple asset classes. Mr. Seymour has been an early-stage investor in the cannabis industry and serves as a board member or in an advisory role for several private cannabis companies. Mr. Seymour is also a Senior Consultant to the JWAM Growth Fund, a cannabis hedge fund. In addition, Mr. Seymour is a frequent and long-time contributor on CNBC, including over a decade of appearances on the show “Fast Money.” Mr. Seymour is the founder and Chief Investment Officer of Seymour Asset Management (“SAM”). SAM provides both asset management and wealth management services for its clients, including direct investment and allocation to private equity and alternative assets. Prior to SAM, Mr. Seymour was the Chief Investment Officer and co-founder of Triogem Asset Management (“Triogem”), where he helped run the firm’s flagship fund, a long/short fund with an emphasis on global emerging markets.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers other accounts that the portfolio manager manages and the ownership of Shares by the portfolio managers.

Pursuant to an investment advisory agreement between Amplify Investments and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Fund has agreed to pay an annual management fee to Amplify Investments in an amount equal to 0.65% of its average daily net assets. This management fee is designed to pay the Fund’s expenses and to compensate Amplify Investments for the services it provides to the Fund.

Pursuant to a separate contractual arrangement, Amplify Investments has contracted, through March 1, 2026, to waive its fees and/or pay Fund expenses so that the Fund’s annual net operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.75%. Pursuant to its expense limitation agreement with the Fund, Amplify Investments is

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entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and/or expense payments. The Fund may only make such repayment to Amplify Investments if, after the recoupment payment has been taken into account, it does not cause the Fund’s expense ratio to exceed either the expense cap in place at the time the expenses were waived or the Fund’s current expense cap.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Amplify Investments, Tidal and the Trust, on behalf of the Fund (the “Tidal Investment Sub-Advisory Agreement”), Tidal receives an annual sub-advisory fee based on the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s fee for the Fund. The Fund does not directly pay Tidal. Pursuant to an investment sub-advisory agreement between Amplify Investments, Seymour and the Trust, on behalf of the Fund (the “Seymour Investment Sub-Advisory Agreement”, and together with the Tidal Investment Sub-Advisory Agreement, the “Investment Sub-Advisory Agreements”), Seymour receives an annual sub-advisory fee based on the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Seymour’s fee for the Fund. The Fund does not directly pay Seymour.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement and the Investment Sub-Advisory Agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended March 31, 2024.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal and Seymour, each in its capacity as a Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

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FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•       You purchase or redeem Creation Units.

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TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or

21

deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or non-U.S. exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of

22

the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the dividend disbursing, transfer agent, fund accountant and administrator of the Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022		Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$3.66	$6.85	$17.37		$11.81	$15.61	$24.71

Investment Operations:
Net Investment Income(b)	0.06	0.06	0.00(c)		0.01	0.31	0.00(c)
Net Realized and Unrealized Gain (Loss) on Investments(d)	0.76	(3.25)	(10.52)		5.65	(4.03)	(9.10)
Total from Investment Operations	0.82	(3.19)	(10.52)		5.66	(3.72)	(9.10)

Less Distributions From:
Net Investment Income	—	—	(0.00	)(c)	(0.10)	(0.08)	—
Total from Distributions	—	—	(0.00)		(0.10)	(0.08)	—

ETF Transaction Fees Per Share	0.00 (c)	—	—		—	—	—
Net Asset Value, End of Year/Period	$4.48	$3.66	$6.85		$17.37	$11.81	$15.61
Total Return(e)	22.42%	-46.60%	-60.58%		47.93%	-24.94%	-37.28%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$27,978	$23,591	$42,451		$103,361	$6,497	$5,465
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement/Recoupment	1.33%	1.43%	1.08%		0.97%	5.61%	6.14%
After Expense Reimbursement/Recoupment	0.75%	0.75%	0.75%		0.75%	2.22%	5.73%
Ratio of Expenses to Average Net Assets After Expense Reimbursement/Recoupment and Securities Lending Credit	0.75%	0.75%	0.75%		0.75%	0.75%	0.75%
Ratio of Net Investment Income (loss) to Average Net Assets	1.33%	1.27%	0.05%		0.05%	2.93%	(0.10)%
Portfolio Turnover(e)(f)	2%	46%	27%		124%	64%	23%

(a)        Inception date of the Fund was July 22, 2019.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Amount represents less than $0.005 per share.

(d)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(e)        Not annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.
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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Seymour Cannabis ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Cash Flow Dividend Leaders ETF

(Nasdaq — COWS)

PROSPECTUS

January 28, 2025

Amplify Cash Flow Dividend Leaders ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is a passively-managed exchange-traded fund (an “ETF”) organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on the Nasdaq Stock Market LLC (the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY CASH FLOW DIVIDEND LEADERS ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Cash Flow Dividend Leaders ETF seeks investment results that generally track the total return performance (before fees and expenses) of the Kelly US Cash Flow Dividend Leaders Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
Expense Waiver/Reimbursement(1)	(0.39)%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	0.00%

(1)        Pursuant to an agreement with the Fund, Amplify Investments LLC has agreed to waive the management fees for the Fund for assets under management up to $100 million from August 13, 2024 until at least September 11, 2025. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$0	$86	$180	$455

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the Index, which will primarily include dividend paying U.S. equity securities. The Index is based on a proprietary methodology developed and maintained by Kelly Indexes, LLC (the “Index Provider”), an affiliate of Kelly Strategic Management, LLC (doing business as Kelly Intelligence), an investment sub-adviser to the Fund (“Kelly Intelligence”). The investment sub-advisors, Kelly Intelligence and Penserra Capital Management LLC (“Penserra,” together with Kelly Intelligence, the “Sub-Advisers”) manage the investment of the Fund’s assets under the direction of Amplify Investments LLC (the “Adviser”).

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The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s portfolio managers believe it is in the best interests of the fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Index. The Index uses an objective, rules-based methodology that comprises of at least 40 and up to 100 mid- to large-capitalization publicly traded equity securities of US companies exhibiting characteristics of high free cash flow and consistent dividend growth. A company’s “free cash flow” or “FCF” measures its cash flow from operations minus capital expenditures.

Index Methodology. The initial index universe is comprised of companies included in the Syntax US 1000 Index. The Syntax US 1000 Index is a broad-based US equity index that tracks the top 1000 companies within the Syntax US 3000 Index, excluding companies in the financials sector, as determined by Syntax LLC. The Syntax US 3000 Index is an index of the 3000 largest and most liquid mid-capitalization (generally defined as a company with a market value between $2 billion and $10 billion) and large-capitalization (generally defined as a company with a market value of over $10 billion) US listed publicly traded companies, as ranked by the total market value of each company’s shares that are available for public trading (i.e. its free float-adjusted market capitalization).

To be considered a candidate from the initial universe that is eligible for the Index ranking process, companies must have at least a three month $3 million average daily trading value (ADTV) based on at least one month of trading history and a positive Consensus Estimate (defined as the average consensus forward year FCFs and earnings estimates for such candidate, as determined by an average of publicly available forecasts made by industry analysts). Companies with no forward year estimates available for FCFs or earnings or negative average projected FCFs or earnings are removed from the Index. The remaining securities are ranked in descending order separately by Trailing FCF Yield (defined as trailing 12-month free cash flow dividends by enterprise value) and Forward FCF Yield (defined as estimated forward-year free cash flow per share divided by share price).

For each candidate, an “FCF Yield Rank” is created by averaging a candidate’s Trailing FCF Yield rank and Forward FCF Yield rank. From the eligible candidates, the 100 securities with the highest FCF Yield Rank will be selected. A candidate’s Consensus Estimate will be used as a ranking tiebreaker, if necessary. Once selected the securities are then screened based on the following criteria:

•        A security with an indicated dividend yield within the top 10% of the universe is excluded, as defined by the above criteria. Indicated dividend yield is calculated by taking the product of the most recent dividend per share paid and the announced frequency divided by the current price.

•        A security must have a positive consensus earnings forecast and a payout ratio less than 75%. Payout ratio is forward-looking and calculated by dividing the forward 12-month indicated dividend by the forward 12-month consensus earnings per share forecast.

•        A security must be currently paying dividends, have grown its trailing 12-month dividends for three consecutive years and have grown one or both of its trailing 12-month dividends and indicated dividend yield compared to the previous quarter. The dividend growth condition is considered met if either the current annualized dividend rate or the trailing 12-month aggregated dividend increased from the previous to the current Index reconstitution date; provided, however, that if a current Index constituent fails to raise its dividend but does not decrease its dividend and executes share repurchases in the preceding 12 months, resulting in a net decrease in its shares outstanding, the constituent will remain in the Index.

The minimum amount of constituents is 40. The eligible securities that meet the above criteria are selected in order of their FCF Yield Rank until either 40 securities are selected, or all of the isolated securities are selected. Each security selected pursuant to the previous sentence is initially given a 2.5% position weighting in the Index. If less than 40 securities are selected, then the eligible securities within the top 100 by FCF Yield Rank that have grown one or both of their trailing 12-month dividends and indicated dividend yield compared to the previous quarter are selected. If less than 50 securities are selected after completing the foregoing, then securities are selected from the remaining eligible securities in order of their FCF Yield Rank until 50 securities are selected. Each security selected pursuant to the previous two sentences is initially weighted relative to one another by “Composite FCF Yield” (defined as the average of Trailing FCF Yield and Forward FCF Yield), subject to an initial maximum Index weight of 2%. The final Index weight of each industry represented in the Index is capped at 24%, which may modify the final Index weights of the individual constituents.

The Index is reconstituted and rebalanced quarterly, after the close of business on the third Friday of each March, June, September and December. For each rebalance and reconstitution of the Index, Index constituents are determined based on data as of the last business day in each of February, May August and November. As of September 30, 2024, the Index consisted of 54 securities.

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Concentration and Diversification Status. The Fund is classified as “non-diversified” under the 1940 Act. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries, except to the extent the Index concentrates in an industry or group of identified industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry. To the extent that the Index concentrates in the securities of issuers in a particular industry, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry, the Fund may face more risks than if it were diversified broadly over numerous industries.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the

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Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that does not properly track the performance of the Index. As a result, the Fund may not achieve its investment objective.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Sector Risk. To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader markets.

•        Consumer Discretionary Sector Risk. The Fund invests in companies in the consumer discretionary sector, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

•        Energy Sector Risk. The Fund invests in companies in the energy sector. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, but not limited to, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
11.18%
12%
10%
8%
6%
4%
2%
0%
2024

The Fund’s highest quarterly return was 10.44% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -4.90% (quarter ended June 30, 2024).
Average Annual Total Return as of December 31, 2024
Amplify Cash Flow Dividend Leaders ETF	1 Year	Since Inception (09/12/2023)
Return Before Taxes	11.18%	15.68%
Return After Taxes on Distributions	10.56%	15.02%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	11.92%
Kelly US Cash Flow Dividend Leaders Index (reflects no deduction for fees, expenses or taxes)	11.42%	15.89%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	25.43%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Advisers. Kelly Strategic Management, LLC and Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Kevin Kelly, Chief Executive Officer at Kelly Intelligence

•       Gerry O’Donnell, Director at Kelly Intelligence

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•       Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in September 2023.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses an “indexing” investment approach, in that it attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the Index. A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index.

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Index. The Index uses an objective, rules-based methodology that comprises of at least 40 and up to 100 large- to mid-capitalization publicly traded US companies exhibiting characteristics of high free cash flow. A security’s dividend must be qualified income (e.g., real estate investment trusts are excluded). In the case of a spin-off, the spun-off company will remain in the Index so long as dividend growth continues the next year. The parent company will not require dividend growth in the spin-off year where “year” is the 12-month period between quarterly Index reconstitutions.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry. To the extent that the Index concentrates in the securities of issuers in a particular industry, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry, the Fund may face more risks than if it were diversified broadly over numerous industries.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

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Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although the Fund invests approximately 80% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the securities to which the Index has exposure, the Fund may experience losses in excess of 20%.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that does not properly track the performance of the Index. As a result, the Fund may not achieve its investment objective.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

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Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Sector Risk. To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader markets.

•        Consumer Discretionary Sector Risk. The Fund invests in companies in the consumer discretionary sector, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

•       Energy Sector Risk. The Fund invests in companies in the energy sector. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, but not limited to, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.

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Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.39% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

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Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Advisers. Kelly Strategic Management, LLC, 7887 East Belleview Ave., Suite 1100, Denver CO 80111, and Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serve as investment sub-advisers to the Fund.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal period ended October 31, 2023.

Portfolio Managers. The portfolio management team for the Fund consists of Kevin Kelly, Gerry O’Donnell, Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Kevin Kelly. Mr. Kelly has an extensive background investment management, with a specific focus on options and ETFs. Mr. Kelly is the Founder and CEO of Kelly Intelligence, where he is responsible for investment strategy, ETF product design, index development, structuring and management, as well as overseeing retail and institutional investment research and capital markets. He also serves as the CEO of Kelly Benchmark Indexes, the index provider and sponsor of the SRVR and INDS ETFs. Previously, Mr. Kelly was the Chief Investment Officer and portfolio manager at Recon Capital, the creator of the Nasdaq 100 Covered Call ETF (QYLD) and the BXNT index (CBOE NASDAQ 100 BuyWrite V2 Index). Mr. Kelly created the custom options strategy in connection with the initial public offering of the NYSE: EGIF closed-end fund. Mr. Kelly holds a B.S. in Finance, summa cum laude, and a minor in Law & Economics, from the W.P. Carey School of Business, and Barrett, The Honors College at Arizona State University.

Gerry O’Donnell. Mr. O’Donnell is experienced in institutional financial markets and trading. His expertise is in a variety of asset classes and financial instruments — both listed and over-the-counter, from equities to asset-backed credit derivatives and other structured products. He was the founding CEO, and subsequently as COO, of Roberts & Ryan Investments Inc — a Service Disabled Veteran Owned Small Business (SDVOSB) broker dealer whose business included US capital markets primary issuance underwriting and secondary agency trading of U.S. and EU equities, corporate bonds, and municipal bonds. Mr. O’Donnell is a co-founder of Blue Ocean, a global U.S.-based broker-dealer and Alternative Trading System. He resigned from military service at the rank of Captain after having served in the Army’s Military Police Corps. Mr. O’Donnell earned a Bachelor of Science degree in Mathematical Economics, and an Army Officer’s commission, from the United States Military Academy, at West Point.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

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Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Kelly and Penserra, in their capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment. When implemented, the Fund will rely on Rule 12d1-4 under the 1940 Act, which will rescind the exemptive order issued to the Trust and provide a framework for the Fund when investing in securities of other investment companies.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

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Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund currently intends to pay dividends from net investment income, if any, monthly beginning on or about October 31, 2023. Notwithstanding the foregoing, the Fund will distribute its net realized capital gains to shareholders in accordance with relevant requirements under the 1940.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are

15

sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

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NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not, and has no current intention of, paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Kelly Intelligence. Kelly Intelligence makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Kelly Intelligence’s only relationship to Amplify is the licensing of certain trademarks and trade names of Kelly Intelligence and of the Kelly US Cash Flow Dividend Leaders Index, which is determined, composed and calculated by Kelly Intelligence without regard to amplify or the fund. Kelly Intelligence has no obligation to take the needs of Amplify or the owners of the fund into consideration in determining, composing or calculating the index. Kelly Intelligence is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be listed or in the determination or calculation of the equation by which the fund is to be converted into cash. Kelly Intelligence has no obligation or liability in connection with the administration, marketing or trading of the Fund.

KELLY INTELLIGENCE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND KELLY INTELLIGENCE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KELLY INTELLIGENCE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. KELLY INTELLIGENCE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE KELLY US CASH FLOW DIVIDEND LEADERS INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KELLY INTELLIGENCE HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN KELLY INTELLIGENCE AND AMPLIFY.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Period Ended October 31, 2023(a)
Per Share Data:
Net Asset Value, Beginning of Period	$23.35	$25.13
Investment Operations:
Net Investment Income(b)	0.59	0.05
Net Realized and Unrealized Gain (Loss) on Investments(c)	6.34	(1.79)
Total from Investment Operations	6.93	(1.74)

Less Distributions From:
Net Investment Income	(0.59)	(0.04)
Total Distributions	(0.59)	(0.04)

Net Asset Value, End of Period	$29.69	$23.35
Total Return(d)	29.91%	-6.94%

Supplemental Data and Ratios:
Net Assets, End of Period (000’s)	$18,112	$5,137
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement/Recoupment(e)	0.39%	0.39%
After Expense Reimbursement/Recoupment(e)	—%	—%
Ratio of Net Investment Income to Average Net Assets(e)	2.30%	1.46%
Portfolio Turnover(d)(f)	140%	21%

(a)        Inception date of the Fund was September 12, 2023.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)        Not annualized for periods less than one year.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Cash Flow Dividend Leaders ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

(NYSE Arca — DIVO)

PROSPECTUS

January 28, 2025

Amplify CWP Enhanced Dividend Income ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded actively managed fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY CWP ENHANCED DIVIDEND INCOME ETF

Summary Information

INVESTMENT OBJECTIVES

The Amplify CWP Enhanced Dividend Income ETF seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.56%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$58	$183	$318	$714

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded equity securities (“Equity Securities”) and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call option contracts on such Equity Securities. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund. Capital Wealth Planning, LLC (“CWP” or a “Sub-Adviser”) and Penserra Capital Management LLC (“Penserra” or a “Sub-Adviser”, and collectively with CWP, the “Sub-Advisers”) each serve as investment sub-advisers to the Fund. Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. The Sub-Advisers are not affiliated with the Fund or Amplify Investments.

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The Fund’s portfolio is strategically designed to offer high levels of total return on a risk-adjusted basis. The portfolio consists primarily of dividend-paying stocks that deliver cash flows from dividend and option income while offering the potential for capital appreciation. CWP constructs a portfolio that is diversified across the industry sectors represented by the S&P 500 Total Return Index (the “S&P 500”) and sells call option contracts tactically to generate additional income. CWP actively manages sector allocation and opportunities to participate in defensive and cyclical trends within economic cycles. CWP also screens for growth and value stocks that have a history of increasing dividends and possess strong fundamentals.

Equity Securities Portfolio. CWP seeks to identify Equity Securities of high-quality large capitalization companies from the S&P 500 that CWP believes are likely, over time, to sustain their earnings and cash flow growth and increase their dividends. In accordance with this investment methodology, CWP seeks to identify Equity Securities of companies that are likely to raise annual dividends consistently. In constructing its portfolio of approximately 20 to 25 of such Equity Securities (the “Portfolio”), CWP considers which industry sectors within the S&P 500 appear to be outperforming relative to the overall market and over-weights those sectors by selecting Equity Securities that are outperforming relative to their peers within such sectors. Under normal market circumstances, the Portfolio’s aggregate exposure to any one sector will be less than 25%, and the maximum weighting of each of the Equity Securities will be no more than 8%. The Equity Securities held by the Fund will, on an ongoing basis, be screened and adjusted according to other investment attributes, including market capitalization, management track record, earnings, cash flows and return on equity.

Covered Call Option Strategy. The Fund will also employ an option strategy in which it will opportunistically write (sell) U.S. exchange-traded covered call options on certain of the Equity Securities in the Portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by the writer of the option contract. CWP seeks to lower risk and enhance total return by tactically selling short-term call option contracts on some, or all, of the Equity Securities in the Portfolio. Specifically, CWP seeks to provide gross income of approximately 2-3% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. Unlike a systematic covered call program, CWP is not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, CWP identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside.

For more information on the Fund’s principal investment strategy, including the Enhanced Dividend Income Portfolio, please refer to the section entitled “Additional Information About the Fund’s Strategies and Risks — Principal Investment Strategies” and “Management of the Fund — Prior Related Performance of CWP.”

As of September 30, 2024, the Fund had significant exposure to the financials and information technology sectors.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Covered Call Option Strategy Risk. Covered call option strategy risk is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation

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becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Financials Sector Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

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Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
25%
20%
15%
10%
5%
0%
-5%
21.32%
-2.49%
23.53%
13.15%
22.78%
-1.48%
6.98%
16.19%
2017
2018
2019
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 15.29% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -17.39% (quarter ended March 31, 2020).
Average Annual Total Return as of December 31, 2024
Amplify CWP Enhanced Dividend Income ETF	1 Year	5 Year	Since Inception (12/13/2016)
Return Before Taxes	16.19%	11.22%	11.89%
Return After Taxes on Distributions	14.41%	10.13%	10.61%
Return After Taxes on Distributions and Sale of Fund Shares	10.00%	8.55%	9.23%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	20.12%	6.88%	7.01%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	12.88%	8.31%	9.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.51%

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Capital Wealth Planning, LLC and Penserra Capital Management LLC.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

Capital Wealth Planning, LLC

•        Kevin Simpson, Founder and Chief Investment Officer of Capital Wealth Planning

•        Josh Smith, Lead Portfolio Manager at Capital Wealth Planning

Penserra Capital Management LLC

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in 2016.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Equity Securities and opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such Equity Securities.

The Portfolio is strategically designed to seek to provide a higher total return on a risk-adjusted basis. The Portfolio consists primarily of dividend-paying stocks that deliver cash flows from dividend and option income from opportunistically selling option contracts while offering the potential for capital appreciation. CWP constructs a Portfolio that is diversified across the industry sectors represented by the S&P 500 and sells call option contracts tactically to generate additional income. CWP actively manages sector allocation and opportunities to participate in defensive and cyclical trends within economic cycles. CWP also screens for growth and value stocks that have a history of increasing dividends and possess strong fundamentals.

Equity Securities Portfolio. CWP seeks to identify Equity Securities of high-quality large capitalization companies from the S&P 500 that CWP believes are likely, over time, to sustain their earnings and cash flow growth and increase their dividends. In accordance with its investment methodology, CWP seeks to identify Equity Securities of companies that are likely to raise annual dividends with consistency. In constructing the Portfolio consisting of approximately 20 to 25 of such Equity Securities, CWP considers which industry sectors represented by the S&P 500 appear to be outperforming relative to the overall market and over-weights those sectors by selecting Equity Securities that are outperforming relative to their peers within such sectors. Under normal market circumstances, the Portfolio’s aggregate exposure to any one sector will be less than 25%, and the maximum weighting of each of the Equity Securities will be no more than 8%. The Equity Securities held by the Fund will, on an ongoing basis, be screened and adjusted according to other investment attributes, including market capitalization, management track record, earnings, cash flows and return on equity.

Covered Call Option Strategy. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on Equity Securities in the Portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by an investor who sells or writes an option contract to another party. CWP seeks to lower risk and enhance total return by tactically selling short-term call option contracts on some, or all, of the Equity Securities in the Portfolio. Specifically, CWP seeks to provide gross income of approximately 2-3% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. Unlike a systematic covered call program, CWP is not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, CWP identifies that opportunity and sells call options tactically, rather than keeping all positions covered and limiting potential upside.

The Fund’s investment strategy will follow the same proprietary investment strategy, the “Enhanced Dividend Income Portfolio,” currently employed by CWP for separately managed accounts. For more information on the Fund’s principal investment strategy, including the Enhanced Dividend Income Portfolio, please refer to the section entitled “Management of the Fund — Prior Related Performance of CWP.”

The Fund’s investment objectives, investment strategies and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objectives and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

CWP is not affiliated with the Trust, Amplify Investments, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. Amplify Investments has entered into a license agreement with CWP pursuant to which Amplify Investments pays a fee to use the marketing names and licensed trademarks of CWP (the “Trademarks”). Amplify Investments is sub-licensing rights to the Trademarks to the Fund.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

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Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CALL OPTION CONTRACTS

The Fund invests in covered call option contracts. A covered call, also called a “buy-write,” is generally considered an investment strategy in which an investor buys a stock or basket of stocks and sells call option contracts that correspond to the stock or basket of stocks. In return for a premium, the Fund gives, in exchange for a premium received, the right (but not the obligation) to the purchaser of the option contract written by the Fund to receive a cash payment (for cash-settled option contracts) equal to the difference between the value of the underlying security and the exercise price, if the value of the underlying security on the expiration date is above the exercise price. In addition, covered call option contracts partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives for selling the option contract. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and the SOFR ETF will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Covered Call Option Strategy Risk. Covered call option strategy risk is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

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Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities present certain risks, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Financials Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

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Large Capitalization Companies Risk. Large-capitalization companies may grow at a slower rate and be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of

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market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

Depositary Receipts Risk. The Fund may invest in depositary receipts. Depositary receipts may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Under an unsponsored depositary receipt arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the depositary receipt holders. Because unsponsored depositary receipt arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositary receipt and voting rights with respect to the deposited securities are not passed through.

ETF Risk. The Fund may invest in shares of an ETF. Any investment in shares of an ETF subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Smaller Companies Risk. The Fund may invest in small and/or mid capitalization companies. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

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ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.55% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

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Investment Sub-Advisers. Capital Wealth Planning, LLC is a registered investment adviser with its offices at 9015 Strada Stell Ct, Suite 203, Naples, Florida 34109. The Trust, on behalf of the Fund, and Amplify Investments have engaged CWP to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “CWP Sub-Advisory Agreement”). In this capacity, CWP has overall responsibility for the Fund’s selection of Equity Securities for the Portfolio and covered call strategy. As compensation for its services, Amplify Investments has agreed to pay CWP an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of CWP’s sub-advisory fee. The Fund does not directly pay CWP.

Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement and the Sub-Advisory Agreements is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Kevin Simpson, John Smith, Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Kevin Simpson. Mr. Simpson has been the President of Capital Wealth Planning, LLC since establishing the firm in 2005. Mr. Simpson has been investing in options since he began his career at W.H. Newbold’s Son & Co. in 1992. After his time at W.H. Newbold’s Son & Co, Mr. Simpson spent 7 years with Wheat First Butcher Singer (subsequently Wells Fargo) where he helped institutions and high-net worth individuals plan and achieve their financial goals through option-centered strategies. Following his time at Wheat First Butcher Singer, Mr. Simpson spent several years at Sterling Financial before establishing Capital Wealth Planning. Mr. Simpson is a graduate of The George Washington University with a major in Finance.

Josh Smith, CFA. Mr. Smith is the Senior Portfolio Manager of Capital Wealth Planning, LLC, in which capacity he is responsible for the oversight and management of the firm’s investment strategies. Mr. Smith joined CWP in 2011. Prior to joining CWP, Mr. Smith spent 6 years with First Financial Capital Advisors, the internal asset management arm of First Financial Bank. Josh received his B.S. in Finance from Miami University of Ohio. He is a CFA charter holder.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s)—including CWP and Penserra, in their capacity as Sub-Advisers. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

PRIOR RELATED PERFORMANCE OF CWP

The tables below illustrate the historical performance of CWP’s Enhanced Dividend Income Portfolio (“EDIP”), which is derived from all separately managed accounts managed by CWP that have investment objectives, policies, and strategies that are substantially similar to those of the Fund. EDIP consisted of approximately 11,300 accounts totaling approximately $7.1 billion in assets under management as of December 31, 2024.

EDIP is not subject to the diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, might have adversely affected account performance. Returns are presented gross and net of the entire actual wrap fees and include the reinvestment of all income. Wrap fee accounts pay a fee based on a percentage of assets under management. Other than brokerage commissions, this fee includes investment management, portfolio monitoring, and, in some cases, custodial services. The custodial wrap fee schedule for separately managed clients is typically between 100 to 175 basis points, depending on the actual account size. Actual investment advisory fees incurred by clients may vary. The tables below also show how the performance of the composite compare over the time periods indicated with those of a broad measure of market performance and an index with similar investment objectives. You cannot invest directly in an index.

Of course, past performance is no indication of future results. The tables presented here represent the performance of other accounts managed by CWP on a calendar-year basis and not the actual performance of the Fund.

Quarterly and Annualized Rates of Return Gross and Net of Fee (%)
	4Q (2024)	3Q (2024)	2Q (2024)	1Q (2024)	1-Year	3-Year	Inception (1/1/2013)
EDIP (Gross)	-0.16%	7.65%	0.74%	7.90%	16.83%	7.48%	12.79%
EDIP (Net	-0.45%	7.34%	0.43%	7.58%	15.44%	6.18%	11.23%
Dow Jones Industrial Average Total Return	0.93%	8.72%	-1.27%	6.14%	14.99%	7.56%	12.84%
CBOE S&P 500 BuyWrite Index	5.78%	5.54%	1.49%	6.02%	20.12%	5.99%	7.35%
Calendar-Year Total Returns Gross and Net of Fee (%)
	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
EDIP (Gross)	16.83%	7.60%	-1.21%	23.62%	14.40%	24.26%	-1.50%	23.30%	7.28%	6.44%	10.86%
EDIP (Net)	15.44%	6.29%	-2.44%	22.08%	12.92%	23.26%	-2.89%	21.41%	5.51%	4.97%	9.19%
Dow Jones Industrial Average Total Return	14.99%	16.18%	-6.86%	20.95%	9.72%	25.34%	-3.48%	28.09%	16.51%	0.21%	10.04%
CBOE S&P 500 BuyWrite Index	20.12%	11.82%	-11.37%	20.47%	-2.75%	15.68%	-4.78%	12.99%	7.07%	5.24%	5.64%

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How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, and are currently paid by the Fund monthly. To distribute more consistent levels of dividends, the Fund intends to estimate annual income for the year and pay such amount in approximately even monthly installments. In doing so, some portion of the distribution may be considered a return of capital for tax purposes, the consequences of which are described further below. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the

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extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts

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paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5,

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the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

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Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Per Share Data:
Net Asset Value, Beginning of Period/Year	$34.24	$35.41	$37.11	$29.22	$30.41	$28.51

Investment Operations:
Net Investment Income(a)	0.73	0.78	0.59	0.49	0.48	0.58
Net Realized and Unrealized Gain (Loss) on Investments(b)	7.87	(0.24)	(0.57)	9.22	0.79	2.93
Total from Investment Operations	8.60	0.54	0.02	9.71	1.27	3.51

Less Distributions From:
Net Investment Income	(1.51)	(0.77)	(0.58)	(1.56)	(0.27)	(1.61)
Net Realized Gains	(0.18)	—	(0.28)	(0.11)	(0.86)	—
Return of Capital	—	(0.94)	(0.86)	(0.15)	(1.33)	—
Total Distributions	(1.69)	(1.71)	(1.72)	(1.82)	(2.46)	(1.61)
ETF Transaction Fees Per Share	0.00 (c)	0.00 (c)	—	—	—	—

Net Asset Value, End of Period/Year	$41.15	$34.24	$35.41	$37.11	$29.22	$30.41
Total Return(d)	25.61%	1.47%	0.14%	33.81%	4.40%	12.63%

Supplemental Data and Ratios:
Net Assets, End of Period/Year (000’s)	$3,612,986	$2,840,053	$2,101,790	$766,353	$106,668	$21,286
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement/Recoupment	0.55%	0.55%	0.55%	0.61%	0.95%	0.95%
After Expense Reimbursement/Recoupment	0.54%	0.55%	0.55%	0.54%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.20%	1.67%	1.38%	1.62%	1.96%
Portfolio Turnover(d)(e)	73%	66%	87%	89%	86%	115%

(a)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(c)        Amount represents less than $0.005 per share.

(d)        Not annualized for periods less than one year.

(e)        Portfolio turnover rate excludes in-kind transactions.
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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify CWP Enhanced Dividend Income ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Etho Climate Leadership U.S. ETF

(NYSE Arca — ETHO)

PROSPECTUS

January 28, 2025

Amplify Etho Climate Leadership U.S. ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY ETHO CLIMATE LEADERSHIP US ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Etho Climate Leadership U.S. ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Etho Climate Leadership Index — US (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$46	$144	$252	$567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Etho Climate Leadership Index — US

The Index tracks the performance of the equity securities of a diversified set of U.S. companies that are leaders in their industry with respect to their carbon impact. “Carbon impact” is calculated based on the total greenhouse gas (“GHG”) emissions from a company’s operations, fuel use, supply chain and business activities, divided by the company’s market capitalization. The Index primarily includes each company with a carbon impact at least 50% better (i.e., lower) than the average carbon impact for a given company’s industry (“Carbon Leaders”). The Index generally excludes companies in industries or sub-industries or specific companies that are broadly associated with negative environmental, social, or corporate governance (“ESG”) profiles, as described below. Etho Capital, LLC (“Etho Capital” or the “Index Provider”) created the Index to seek to identify a diverse portfolio of companies with a carbon impact at least 50% better than commonly used broad-based securities indices. The Fund will invest at least 80% of its total assets in the component securities of the Index. As a result, under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. companies that are leaders in their industry with respect to their carbon impact.

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Construction of the Index begins with the universe of U.S. companies with a minimum market capitalization of $100 million. “U.S. companies” are defined as companies whose equity securities are principally listed and traded on a U.S. securities exchange and who either have their headquarters located in the U.S. or who derive at least 30% of their revenues from sales in the U.S. The carbon impact of each such company and its industry average is calculated by the Index Provider based on proprietary and third-party data. The universe of U.S.-listed companies is then screened by the Index Provider to include only companies that are Carbon Leaders.

The Index universe is further screened to generally exclude (i) all companies in the fossil fuel energy sector, (ii) all companies in the tobacco industry, the aerospace and defense industry that produce weapons, and (iii) all companies in the gambling, gold and silver sub-industries. Additionally, the Index excludes certain companies generally considered by certain non-governmental organizations (“NGOs”) as having a negative environmental sustainability impact (e.g., due to deforestation activities) and includes certain companies identified by the Index Provider whose products produce sufficient downstream sustainability benefits to outweigh the companies’ exclusion based on the above criteria (e.g., solar panel manufacturers).

The Index is reconstituted annually in April. At the time of each reconstitution, the companies in the Index are equal weighted.

The Index is not limited to a minimum or maximum number of constituents; rather, it includes all companies meeting the eligibility criteria for inclusion in the Index. The Index may include companies of any market capitalization, including small capitalization companies, subject to the previously referenced minimum market capitalization of $100 million. The Index Provider anticipates that the Index will generally include between 250 and 450 companies. As September 30, 2024, the Index included securities of 290 companies and had significant exposure to the information technology and financials sectors.

The Fund’s Principal Investment Strategies

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Fund will invest at least 80% of its total assets in the component securities of the Index. As a result, under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. companies that are leaders in their industry with respect to their carbon impact (the “80% Policy”).

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

The Index was initially created by the Index Provider. The Index Provider is not affiliated with the Fund, Amplify Investments LLC (the “Adviser”) or Tidal Investments LLC (the “Sub-Adviser”). The Index Provider does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Index is calculated and maintained by Solactive AG, which is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Index Provider

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

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Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

ESG Risk. Because the Fund generally does not invest in (i) companies in the energy sector, (ii) companies in the tobacco, aerospace and defense industries, and (iii) companies in the gambling, gold and silver sub-industries, the Fund may underperform the broader equity market to the extent that such companies have above-average performance.

Financials Sector Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such

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events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the Etho Climate Leadership US ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on November 18, 2015.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
40%
30%
20%
10%
0%
-10%
-20%
-30%
13.68%
23.55%
-4.51%
34.72%
25.21%
21.25%
-22.00%
14.80%
8.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 25.19% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -22.85% (quarter ended March 31, 2020).

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Average Annual Total Returns (for the period ended December 31, 2024)
Amplify Etho Climate Leadership U.S. ETF	1 Year	5 Years	Since Inception 11/18/2015
Return Before Taxes	8.36%	8.05%	11.13%
Return After Taxes on Distributions	8.19%	7.80%	10.87%
Return After Taxes on Distributions and Sale of Fund Shares	5.06%	6.32%	9.13%
Etho Climate Leadership Index – US (reflects no deduction for fees, expenses or taxes)	7.81%	7.55%	10.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.08%

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

ESG Risk. Because the Fund generally does not invest in (i) all companies in the energy sector, (ii) all companies in the tobacco, aerospace and defense industries, and (iii) all companies in the gambling, gold and silver sub-industries, the Fund may underperform the broader equity market to the extent that such companies have above-average performance.

Financials Sector Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields

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of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the

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Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

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Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.45% of its average daily net assets. Out of this management fee, Amplify

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Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments, LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Qiao Duan.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the

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bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

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This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

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TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

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INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

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The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Index Information

The Index was created in 2015 by Etho Capital, LLC to serve as an index for investors seeking to build a diversified portfolio of U.S. equity securities with significantly less carbon impact than traditional indices.

In calculating the carbon impact of a company or industry, the Index Provider relies on propriety and third-party company-level data, which calculates company emissions in the following three categories, known as “Scopes”:

Scope 1 Emissions. Emissions from sources owned or controlled by the applicable company, e.g. vehicles, blast furnaces, generators, refrigeration, air-conditioning units.

Scope 2 Emissions. Emissions resulting from consumption of electricity, heat or steam purchased by the applicable company.

Scope 3 Emissions. Scope 3 covers all other indirect emissions (excluding Scope 2). Scope 3 emissions are caused by business activities, but are released from sources not owned or controlled by the applicable company. Examples of Scope 3 activities upstream in supply chains include business travel such as flights and car rentals; freight transport services; and the extraction and production of purchased materials. Scope 3 also includes emissions from sold products and services, as well as from investment portfolios.

Each company with a carbon impact more than ten times (1,000%) that of its industry average is excluded from the Index universe and the applicable industry average is recalculated excluding such company(ies). The remaining companies are screened to keep only those companies determined to be Carbon Leaders in their industry.

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The Index is further screened to generally exclude (i) all companies in the energy sector, (ii) all companies in the tobacco industry, companies in the aerospace and defense industry, that produce weapons, and (iii) all companies in the gambling, gold and silver sub-industries. Additionally, the Index Provider considers information from certain NGOs and other sources to identify and exclude from the Index companies that are considered to have a particularly negative environmental sustainability impact despite otherwise qualifying for inclusion in the Index, e.g., from deforestation related to palm oil plantations. The Index Provider also reviews the remaining companies to identify and exclude any companies that it believes were included due to incorrect data about the company (e.g., assigned to an incorrect industry).

The Index Provider may include certain companies that would otherwise be excluded from the Index based on quantitative or qualitative information in the following additional category of emissions not calculated by Etho Capital:

Scope 4 (Downstream Carbon Negative) Emissions. Scope 4 considers downstream carbon negative emissions or emission reductions directly related to the use of a product, but that do not occur during the product’s production. Examples of products (and consequently companies) that may generate avoided emissions or emission reductions include solar panels and wind turbines.

The Index Provider then eliminates the top five companies by carbon impact, regardless of their industry, and the remaining companies are equal weighted to constitute the Index.

Disclaimers

Etho Climate Leadership Index — US (the “Index”) is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser, the Sub-Adviser or the Distributor. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with the Adviser.

The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index and the marketing names and licensed trademarks of Etho Capital. The Adviser is sub-licensing rights to the Index to the Fund.

Except as described below, no entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund. The Index was initially created by the Index Provider. The Index Provider is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Index is calculated and maintained by Solactive AG, which is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Index Provider.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$50.01	$46.15	$59.36	$44.18	$39.58

Investment Operations:
Net Investment Income(a)	0.63	0.63	0.52	0.47	0.41
Net realized and Unrealized Gain (Loss) on Investments(b)	9.99	3.87	(13.26)	15.17	4.54
Total From Investment Operations	10.62	4.50	(12.74)	15.64	4.95

Less Distributions From:
Net Investment Income	(0.67)	(0.64)	(0.47)	(0.46)	(0.35)
Return of Capital	(0.03)	—	—	—	—
Total Distributions	(0.70)	(0.64)	(0.47)	(0.46)	(0.35)
Net Asset Value, End of Year	$59.93	$50.01	$46.15	$59.36	$44.18
Total Return	21.33%	9.74%	-21.58%	35.48%	12.59%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s)	$188,779	$172,521	$147,670	$178,070	$90,561
Ratio of Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.22%	0.92%	0.83%	1.00%
Portfolio Turnover Rate(c)	78%	50%	30%	45%	37%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Etho Climate Leadership U.S. ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Cybersecurity ETF

(NYSE Arca — HACK)

PROSPECTUS

January 28, 2025

Amplify Cybersecurity ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY CYBERSECURITY ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Cybersecurity ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Nasdaq ISE Cyber Security Select Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. In pursuing this investment strategy, the Fund invests 80% of its net assets in companies actively involved in providing cyber security technology and services, in accordance with the ISE Cyber Security® Industry classification. The Index will consist of a selection of constituents in the Nasdaq ISE Cyber Security Index (the “Parent Index”).

The Parent Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies (i) that are a direct service provider (hardware/software developer) for cyber security and for which cyber security business activities are a key driver of the business (“Infrastructure Providers”) or (ii) whose business

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model is defined by its role in providing cyber security services and for which cyber security business activities are a key driver of the business (“Service Providers”, and collectively with “Infrastructure Providers,” the “Cyber Security Companies”). Cyber security refers to products (hardware/software) and services designed to protect computer hardware, software, networks and data from unauthorized access, vulnerabilities, attacks and other security breaches. The securities of each company in the Index must also be listed on a securities exchange. The categories of Infrastructure Providers and Service Providers are referred to herein as “sectors”.

To be included in the Index, companies from the Parent Index must derive at least 90% of their revenues from cyber security and must have a Revenue Contribution score of at least 1.25%. The Revenue Contribution Score is the product of a company’s market capitalization and the percentage of a company’s revenue derived from cyber security or cyber security-related activities. The Revenue Contribution Score is derived from the Parent Index prior to applying any additional eligibility screens. Eligible constituents are screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of US$1 billion, a free-float equivalent to at least 20% of shares outstanding, and a minimum three-month average daily dollar trading volume of US$1 million.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. Component changes are made effective after the market close on the third Friday of March, June, September, and December.

The Index is owned, calculated, and maintained by Nasdaq, Inc. (the “Index Provider”), which is independent of the Fund, Amplify Investments LLC, the Fund’s investment adviser (the “Adviser”) and “Amplify Investments”), and Penserra Capital Management (“Penserra” or the “Sub-Adviser”). The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.

As of September 30, 2024, the Index was comprised of 26 constituents and had significant exposure to the information technology sector.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is concentrated in the software industry.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are

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inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality,

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accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of

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market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

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Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the ETFMG Prime Cyber Security ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on November 11, 2014. On January 29, 2024, the Fund ceased tracking the Prime Cyber Defense Index and began investing in securities that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Predecessor Fund, based on the current strategy, would have generated.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-1.68%
3.25%
19.61%
6.94%
23.17%
40.83%
7.23%
-28.17%
37.42%
23.31%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 23.97% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -21.81% (quarter ended June 30, 2022).

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Average Annual Total Returns (for the periods ended December 31, 2024)
Amplify Prime Cyber Security ETF	1 Year	5 Years	10 Years	Since Inception 11/11/2014
Return Before Taxes	23.31%	12.95%	11.39%	11.83%
Return After Taxes on Distributions	23.26%	12.80%	11.27%	11.72%
Return After Taxes on Distributions and Sale of Fund Shares	13.83%	10.32%	9.45%	9.86%
Nasdaq ISE Cyber Security Select Index/Prime Cyber Defense Index/Nasdaq ISE Cyber Security Select Index(1) (reflects no deduction for fees, expenses or taxes)	24.50%	13.47%	11.91%	12.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	13.05%

(1)        On January 29, 2024, the Fund ceased following the Prime Cyber Defense Index and began following the Nasdaq ISE Cyber Security Select Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to January 29, 2024 are not necessarily indicative of the performance that the Predecessor Fund, based on its current index and investment objective, would have generated.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

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TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a

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number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. Where all or a part of a Fund’s underlying securities trade in a market that is closed when the Exchange is open, there may be changes between the last quotation from its closed foreign market and the value of such securities during the Fund’s domestic trading day. This could lead to differences between the market price of a Fund’s shares and the value of a Fund’s underlying securities.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Index Provider Risk. The Fund seeks to achieve returns that generally correlate before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other

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than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in

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connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.60% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

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Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Penserra, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•       You purchase or redeem Creation Units.

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TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

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BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

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Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

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As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Index to track general stock market performance. The Corporations’ only relationship to Amplify Investments (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

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Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$51.59	$43.38	$60.97	$46.56	$37.46

Investment Operations:
Net Investment Income(a)	0.13	0.09	0.06	0.20	0.64
Net Realized and Unrealized Gain (Loss) on Investments(b)	16.76	8.22	(17.59)	14.39	9.10
Total from Investment Operations	16.89	8.31	(17.53)	14.59	9.74

Less Distributions From:
Net Investment Income	(0.13)	(0.10)	(0.06)	(0.18)	(0.64)
Total Distributions	(0.13)	(0.10)	(0.06)	(0.18)	(0.64)
ETF Transaction Fees Per Share	0.00 (c)	—	—	—	—
Net Asset Value, End of Year	$68.35	$51.59	$43.38	$60.97	$46.56
Total Return	32.78%	19.18%	-28.77%	31.34%	26.75%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s)	$1,746,407	$1,423,792	$1,431,515	$2,307,648	$1,503,814
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	0.22%	0.20%	0.11%	0.35%	1.50%
Portfolio Turnover Rate(d)	71%	16%	51%	34%	33%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Amount represents less than $0.005 per share.

(d)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Cybersecurity ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Online Retail ETF

(NYSE — IBUY)

PROSPECTUS

January 28, 2025

Amplify Online Retail ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY ONLINE RETAIL ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Online Retail ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Online Retail Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in global equity securities that comprise the Index, which will primarily include common stocks and/or depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Index was created and is maintained by VettaFi LLC (“VettaFi” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (“Amplify Investments” or the “Adviser”) or the Sub-Adviser.

The Index. The Index seeks to measure the performance of global equity securities of publicly traded companies with significant revenue from the online retail business. The Index methodology is designed to result in a portfolio that has the potential for capital appreciation. The Adviser and Sub-Adviser believe that companies with significant online retail revenues may be best positioned to take advantage of growth in online retail sales and shoppers versus companies with less significant online retail revenues. Eligible constituents must operate in one of four online retail business segments: traditional online retail; online travel; online marketplace; and omnichannel retail (i.e. retail that integrates digital and physical components, including buy online/pickup in store, curbside delivery, ship from store and mobile payment in store), subject to weighting limits and other restrictions, as described below.

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Index Methodology. The universe of global equity securities eligible for inclusion in the Index begins with domestic and foreign common stocks (including depositary receipts) listed on a regulated stock exchange, in the form of shares tradable for non-U.S. investors without restrictions, that exhibit adequate liquidity and accessibility in the view of the Index Provider. Eligible constituents must have a market capitalization of at least $300 million, a minimum price at the time of purchase of $5 per share, and a six-month daily average value traded of at least $2 million to be included in the Index. In addition, all securities must also have an Altman Z-Score, which predicts the probability of a company filing for bankruptcy in the next 2 years, that is greater than or equal to -2 at the time of inclusion (the higher the score that a company receives, the lower the probability of bankruptcy). All securities comprising the Index from traditional online retail, online travel or online marketplace activities must be issued by companies deriving at least 70% of their revenues or a minimum of $100 billion in annual retail sales from online and/or virtual business transactions (as opposed to brick and mortar and/or in-store transactions) and, with respect to omnichannel retail with a physical presence, online sales must represent at least 10% of total annual retail sales and more than $2 billion in revenue or in the top 5 of global online retail market share. As of September 30, 2024, the Index included securities of 79 companies, of which approximately 74% were small-cap or mid-cap companies.

Weighting of Underlying Securities. Index constituents are weighted approximately equally. Aggregate weight for constituents within the omnichannel retailer segment shall not exceed 10% of the Index. The percentage of non-U.S. domiciled Index constituents will not exceed 25% in the aggregate, and any excess weight will be allocated equally among all U.S. domiciled Index constituents. The Index is rebalanced semi-annually in May and November but may be adjusted more frequently for specific corporate events. For more information regarding the Index, please see the section entitled “Index Information.”

Diversification Status. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.

Consumer Discretionary Companies Risk. The Fund invests in consumer discretionary companies, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Companies Risk. The Fund invests in consumer staples companies. Consumer staples companies provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. Such products include food, beverages, household items and tobacco. Consumer staples companies may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns, competitive pricing and other factors affecting consumer demand. Changes in the worldwide economy, demographics, consumer preferences and/or spending, exploration and production spending may adversely affect these companies, as well as natural and man-made disasters, political, social or labor unrest, world events and economic conditions. Price competition among suppliers may also be very challenging, which can drive prices lower and impact returns.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service
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attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Internet Companies Risk. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Online Retail Risk. Companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the nature of their business models, companies that operate in the online marketplace, retail and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of the Index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
50.18%
-1.57%
28.37%
123.46%
-22.95%
-55.63%
37.72%
20.30%
2017
2018
2019
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 68.62% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -36.11% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2024
Amplify Online Retail ETF	1 Year	5 Year	Since Inception (04/19/2016)
Return Before Taxes	20.30%	4.82%	11.67%
Return After Taxes on Distributions	20.30%	4.80%	11.64%
Return After Taxes on Distributions and Sale of Fund Shares	12.02%	3.77%	9.65%
EQM Online Retail Index (reflects no deduction for fees, expenses or taxes)	20.95%	5.25%	12.06%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.57%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Adviser. Penserra Capital Management LLC.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in 2016.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. One means of evaluating the relationship between the returns of the Fund and the Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may employ a representative sampling indexing strategy to track the Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index upon which the Fund is based concentrates in an industry or group of industries. As of the date of this prospectus, the Fund had significant exposure to the consumer discretionary sector.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

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Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Companies Risk. The Fund invests in consumer discretionary companies, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Companies Risk. The Fund invests in consumer staples companies. Consumer staples companies provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. Such products include food, beverages, household items and tobacco. Consumer staples companies may be affected by the regulation of various product components and production methods, new laws, regulations or litigation, marketing campaigns, competitive pricing and other factors affecting consumer demand. Changes in the worldwide economy, demographics, consumer preferences and/or spending, exploration and production spending may adversely affect these companies, as well as natural and man-made disasters, political, social or labor unrest, world events and economic conditions. Price competition among suppliers may also be very challenging, which can drive prices lower and impact returns.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and

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economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. Equity securities present certain risks, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Internet Companies Risk. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. In addition, the stocks of many internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories. Many internet companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. The Fund may value portfolio securities traded on a foreign exchange using fair value when an event occurs after the close of the exchange that is likely to have changed the value of the securities. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index.

Online Retail Risk. Companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the nature of their business models, companies that operate in the online marketplace, retail and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. The computer and communications

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systems and operations of companies that operate in the online marketplace, retail and travel segments could be damaged or interrupted by fire, flood, power loss, telecommunications failure, earthquakes, acts of war or terrorism, acts of God, computer viruses, physical or electronic break-ins, and similar events or disruptions. Any of these events could cause system interruption, delays, and loss of critical data, and could prevent such companies from accepting and fulfilling customer orders and providing services, which could make their product and service offerings less attractive and subject such companies to liability.

Passive Investment Risk. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

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Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.65% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, Penserra has overall responsibility for selecting and continuously monitoring the Fund’s investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement and Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight

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by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Penserra, in its capacity as the Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been not asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received

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by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment

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adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

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Index Information

VettaFi LLC serves as the index provider of the EQM Online Retail Index. The Index is compiled and calculated by VettaFi. Neither Amplify Investments nor any affiliate of Amplify Investments has any rights to influence the selection of the securities in the Index. VettaFi is not affiliated with the Trust, Amplify Investments or the Distributor. No entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, Amplify Investments, the Distributor or a promoter of the Fund.

Amplify Investments has entered into a license agreement with VettaFi pursuant to which Amplify Investments pays a fee to use the Index and the use of VettaFi’s marketing names and licensed trademarks. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with Amplify Investments.

INDEX METHODOLOGY

The Index. The Index seeks to measure the performance of global equity securities of publicly traded companies with significant revenue from the online retail business. The Adviser and Sub-Adviser believe that companies with significant online retail revenues may be best positioned to take advantage of growth in online retail sales and shoppers versus companies with less significant online retail revenues. Eligible constituents must operate in one of four online retail business segments: online retail; online travel; online marketplace; and omnichannel retail (i.e. retail that meaningfully integrates digital and physical touchpoints, including buy online, pickup in store, curbside delivery, buy now, pay later (BNPL), ship from store/endless aisle, unified product search and website/mobile application integration, cross-channel product returns, pricing consistency and shared cart across channels, and mobile payment options in store), subject to weighting limits and other restrictions, as described below.

Index Methodology. The universe of global equity securities eligible for inclusion in the Index begins with companies that meet each of the following criteria:

(a)     Listed on a regulated stock exchange in the form of shares tradeable for foreign investors without restrictions;

(b)     Market capitalization of at least $300 million;

(c)     Minimum price at time of purchase of $5 per share;

(d)     Average daily traded value of at least $2 million over the last six months;

(e)     Adequate constituent liquidity and accessibility for exchange-listed product as determined by the Index Provider;

(f)     Non-U.S. companies that are exchange-traded ADR versions if available, provided liquidity is comparable to locally traded shares, however emerging market domiciled companies are only eligible for inclusion as an ADR; and

(g)     Companies must have an Altman Z-Score greater than or equal to -2. An Altman Z-Score predicts the probability of a company filing for bankruptcy within the next two years; the higher the score, the lower the probability of bankruptcy.

All securities comprising the Index from traditional online retail, online travel or online marketplace activities must be issued by companies deriving at least 70% of their revenues or a minimum of $100 billion in annual retail sales from online and/or virtual business transactions (as opposed to brick and mortar and/or in-store transactions) and, with respect to omnichannel retail with a physical presence, online sales must represent at least 10% of total annual retail sales and more than $2 billion in revenue or in the top 5 of global online retail market share.

Weighting of Underlying Securities. Index constituents are weighted approximately equally, such that constituents within the omnichannel retailer segment do not exceed 10% of the Index and the U.S.-domiciled constituents equal at least 75% of the Index. The Index is rebalanced semi-annually, but may be adjusted more frequently for specific corporate events. Following the announcement by an issuer of an Index constituent of the terms and conditions of a corporate action, the Index Provider determines whether such corporate action has a dilutive, concentrative or similar effect on the price of the respective Index constituent. If this should be the case the Index Provider will make adjustments that are deemed appropriate by the Index Provider in order to take into account the dilutive, concentrative or similar effect and will determine the date on which this adjustment shall come into effect. In addition, if the Index Provider determines that the Index weight of any Index Component is greater than 6% on any review day, then the weight of the Index Component is reduced to 3%. Any excess weight is redistributed equally to the other Index Components that have a weight of less than 6%. This procedure may be done continually until the weight of no Index Component is greater than 6% and the proceeds will be redistributed equally among the other names in the Index in accordance with the normal weighting procedures.

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International-Based Companies. Index constituents in the international-based pool will be U.S.-exchange traded ADR versions if available and provided that their liquidity is comparable to locally traded shares; otherwise, such constituents will be listed on a regulated stock exchange in the form of shares tradable for non-U.S. investors without restrictions. However, no local shares, only ADRs, will be held for companies domiciled in emerging market countries.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by VettaFi, LLC. (“VettaFi”). VettaFi makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. VettaFi’s only relationship to Amplify is the licensing of certain trademarks and trade names of VettaFi and of the EQM Online Retail Index which are determined, composed and calculated by VettaFi without regard to Amplify or the Fund, VettaFi has no obligation to take the needs of Amplify or the owners of the Fund into consideration in determining, composing or calculating EQM Online Retail Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of the Fund.

VETTAFI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND VETTAFI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. VETTAFI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. VETTAFI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTCES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQM ONLINE RETAIL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VETTAFI HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBTLITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARTES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN VETTAFI AND LICENSEE.

Amplify Investments does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and Amplify Investments shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Amplify Investments makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares any other person or entity from the use of the Index or any data included therein. Amplify Investments makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Amplify Investments have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Per Share Data:
Net Asset Value, Beginning of Period/Year	$41.53		$40.08	$110.70	$88.69	$48.49	$43.86

Investment Operations:
Net Investment Income (Loss)(a)	(0.00	)(b)	(0.06)	0.37	(0.07)	0.58	0.16
Net Realized and Unrealized Gain (Loss) on Investments(c)	19.63		1.51	(70.99)	22.70	39.77	4.47
Total from Investment Operations	19.63		1.45	(70.62)	22.63	40.35	4.63

Less Distributions From:
Net Investment Income	—		—	—	(0.62)	(0.15)	—
Total Distributions	—		—	—	(0.62)	(0.15)	—

ETF Transaction Fees Per Share	0.00	(b)	—	—	0.00 (b)	—	—
Net Asset Value, End of Period/Year	$61.16		$41.53	$40.08	$110.70	$88.69	$48.49
Total Return(d)	47.28%		3.62%	-63.80%	25.49%	83.46%	10.54%

Supplemental Data and Ratios:
Net Assets, End of Period/Year (000’s)	$159,024		$155,741	$186,360	$896,682	$971,146	$240,005
Ratio of Expenses to Average Net Assets	0.65%		0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01)%		(0.13)%	0.56%	(0.06)%	0.82%	0.33%
Portfolio Turnover(d)(e)	38%		62%	57%	61%	28%	36%

(a)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(b)        Amount represents less than $0.005 per share.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Not annualized for periods less than one year.

(e)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Online Retail ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify CWP International Enhanced Dividend Income ETF
(formerly Amplify International Enhanced Dividend Income ETF)

(NYSE Arca — IDVO)

PROSPECTUS

January 28, 2025

Amplify CWP International Enhanced Dividend Income ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded actively managed fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY CWP INTERNATIONAL ENHANCED DIVIDEND INCOME ETF

Summary Information

INVESTMENT OBJECTIVES

The Amplify CWP International Enhanced Dividend Income ETF seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.01%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.66%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$67	$211	$368	$822

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded American depositary receipt (“ADR”) securities (“Equity Securities”) that are organized or located outside of the United States and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call option contracts on such Equity Securities. For purposes of this test, the Fund (i) values the options contracts at mark-to-market, (ii) considers an Equity Security to be “dividend paying” if it meets any or all of the following criteria: paid a dividend in the last year, has a history of paying dividends, or the portfolio managers believe will pay a dividend, and (iii) may invest in large and mid-cap companies from the MSCI AWCI ex USA Index listed on a U.S. exchange rather than through an ADR. For purposes of this test, the Fund values the options contracts at mark-to-market and considers an Equity Security to be “dividend paying” if it meets any or all of the following criteria: paid a dividend in the last year, has a history of paying dividends, or the portfolio managers believe will pay a dividend. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund. Capital Wealth Planning, LLC (“CWP” or a “Sub-Adviser”), Penserra Capital Management LLC (“Penserra” or a “Sub-Adviser”), and Seymour Asset Management LLC (“Seymour” or a “Sub-Adviser”, and collectively with CWP and Penserra, the “Sub-Advisers”) each serve as investment sub-advisers to the Fund. Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio and providing cash management services in accordance with the investment advice formulated by, and

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model portfolios delivered by, CWP and Amplify Investments. Seymour has overall responsibility for screening the relevant universe and determining the appropriate positions of international companies that fit the criteria for the Fund’s investment strategy. The Sub-Advisers are not affiliated with the Fund or Amplify Investments.

The Fund pursues its investment objective by investing primarily in ADRs that deliver cash flows from dividends and simultaneously writing (selling) call option contracts to receive option premiums (as explained further below). CWP constructs a portfolio that is diversified across the GICS® sectors and developed and emerging market countries and sells call option contracts tactically to generate additional income. CWP actively manages sector allocation and country allocation, and opportunistically seeks to participate in defensive and cyclical trends within economic cycles. CWP also screens for growth and value stocks that have a history of increasing dividends and possess strong fundamentals.

Equity Securities Portfolio. CWP seeks to identify Equity Securities (both ADRs and U.S. Exchange-listed) of high-quality large capitalization companies from the MSCI ACWI ex USA Index that CWP believes are likely to, over time, sustain their earnings and cash flow growth, and increase their dividends. The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed markets (excluding the United States) and 24 emerging market countries. The MSCI ACWI ex USA Index consists of approximately 2,300 constituents and covers approximately 85% of the global equity opportunities outside the United States.

CWP seeks to identify Equity Securities of companies that are likely to consistently raise annual dividends. In constructing the Fund’s portfolio of approximately 30 to 50 of such Equity Securities, CWP considers which industry sectors or countries appear to be outperforming relative to the overall market and over-weights those sectors or countries by selecting Equity Securities that are outperforming relative to their peers. Under normal market circumstances, the Fund’s aggregate exposure to any one sector or country will be less than 25% of the value of the Fund, and the maximum weighting of each Equity Security will be no more than 8%. The Equity Securities held by the Fund will, on an ongoing basis, be screened and adjusted according to other investment attributes, including market capitalization, management track record, earnings, cash flows and return on equity.

Covered Call Option Strategy. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on Equity Securities in the Portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by the writer of the option contract. CWP seeks to lower risk and enhance total return by tactically selling short-term call option contracts on some, or all, of the Equity Securities in the Portfolio. Specifically, CWP seeks to provide gross income of approximately 3-4% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. Unlike a systematic covered call program, CWP is not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, CWP identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside.

Cash Equivalent and Short-Term Investments. The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings or cash varies and depends on several factors, including market conditions. Under normal market conditions, the Fund will invest 5% or less of its assets in such holdings or cash.

Effective April 1, 2025, under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded ADR securities and/or large-and mid-cap companies from the MSCI AWCI ex USA Index listed on a U.S. exchange that are organized or located outside of the United States and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange -traded covered call option contracts on such equity securities. For purposes of this test, the Fund (i) values the options contracts at mark -to-market and (ii) considers an equity security to be “dividend paying” if it meets any or all of the following criteria: paid a dividend in the last year, has a history of paying dividends, or the portfolio managers believe will pay a dividend.

For more information on the Fund’s principal investment strategy, please refer to the section entitled “Additional Information About the Fund’s Strategies — Principal Investment Strategies”.

As of September 30, 2024, the Fund had significant exposure to the financials and energy sectors.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

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PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Covered Call Option Strategy Risk. Covered call option strategy risk is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. The Fund may invest in companies located in emerging market countries. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Energy Sector Risk. The Fund invests in companies in the energy sector. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, but not limited to, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.

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Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund invests significantly in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Financials Sector Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, and therefore can invest a greater portion of its assets in securities of individual issuers than a diversified fund. Therefore, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a

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premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
17.44%
10.14%
2023
2024

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The Fund’s highest quarterly return was 8.85% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -2.01% (quarter ended September 30, 2023).
Average Annual Total Return as of December 31, 2024
Amplify CWP International Enhanced Dividend Income ETF	1 Year	Since Inception (09/07/2022)
Return Before Taxes	10.14%	14.57%
Return After Taxes on Distributions	9.45%	13.69%
Return After Taxes on Distributions and Sale of Fund Shares	6.77%	11.36%
MSCI AC World Index Ex USA Net Index (reflects no deduction for fees, expenses or taxes)	5.53%	11.84%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Capital Wealth Planning, LLC, Penserra Capital Management LLC, and Seymour Asset Management LLC.

Portfolio Managers. The following individuals serve as the portfolio managers to the Fund.

Capital Wealth Planning, LLC

•        Kevin Simpson, Founder and Chief Investment Officer at CWP

•        Josh Smith, CFA, Lead Portfolio Manager at CWP

•        Ryland Matthews, CFA, Associate Trader at CWP

Penserra Capital Management LLC

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

Seymour Asset Management LLC

•        Timothy J. Seymour, Chief Investment Officer at Seymour

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager, except Timothy Seymour, has served as part of the portfolio management team of the Fund since its inception in September 2022. Timothy Seymour has served as part of the portfolio management team of the Fund since May 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying ADRs that are organized or located outside of the United States and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call option contracts on such Equity Securities. For purposes of this test, the Fund (i) values the options contracts at mark-to-market, (ii) considers an Equity Security to be “dividend paying” if it meets any or all of the following criteria: paid a dividend in the last year, has a history of paying dividends, or the portfolio managers believe will pay a dividend, and (iii) may invest in large and mid-cap companies from the MSCI AWCI ex USA Index listed on a U.S. exchange rather than through an ADR.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity performance of developed and emerging market countries, excluding the United States. It includes large- and mid-capitalization companies. The index includes over approximately 2,300 constituents and covers approximately 85% of the global equity opportunity set outside of the United States. The index covers investments in: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czechia, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.

The Fund’s investment objectives, investment strategies and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objectives and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

CWP is not affiliated with the Trust, Amplify Investments, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. Amplify Investments has entered into a license agreement with CWP pursuant to which Amplify Investments pays a fee to use the marketing names and licensed trademarks of CWP (the “Trademarks”). Amplify Investments is sub-licensing rights to the Trademarks to the Fund.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CALL OPTION CONTRACTS

The Fund invests in covered call option contracts. A covered call, also called a “buy-write,” is generally considered an investment strategy in which an investor buys a stock or basket of stocks and sells call option contracts that correspond to the stock or basket of stocks. In return for a premium, the Fund gives, in exchange for a premium received, the right (but not the obligation) to the purchaser of the option contract written by the Fund to receive a cash payment (for cash-settled option contracts) equal to the difference between the value of the underlying security and the exercise price, if the value of the underlying security on the expiration date is above the exercise price.

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In addition, covered call option contracts partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives for selling the option contract. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and the SOFR ETF will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transactions Risk. The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, and may result in losses that the Fund may not have incurred if the transaction was effectuated in-kind. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund’s use of cash for creations and redemptions, if any, could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. Any additional costs could be imposed on the Fund, thereby decreasing the NAV to the extent not offset by a transaction fee payable by the authorized participant.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Covered Call Option Strategy Risk. Covered call option strategy risk is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software

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coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. The Fund may invest in companies located in emerging market countries. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Energy Sector Risk. The Fund invests in companies in the energy sector. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Equity Securities Risk. Equity securities present certain risks, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies

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in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund invests significantly in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Financials Sector Risk. Financial companies, such as retail and commercial banks, brokerage firms, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of changes in capital requirements, or recent or future regulation, on any financial company or on the financials sector as a whole cannot be predicted. The financials sector can be a target or cyberattacks, and may experience technology malfunctions and disruptions. These risks may be amplified for companies that operate online and digital platforms. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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Large Capitalization Companies Risk. Large-capitalization companies may grow at a slower rate and be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values

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of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

ETF Risk. The Fund may invest in shares of an ETF. Any investment in shares of an ETF subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Smaller Companies Risk. The Fund may invest in small and/or mid capitalization companies. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

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Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.65% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Advisers. Capital Wealth Planning, LLC is a registered investment adviser with its offices at 9015 Strada Stell Ct, Suite 203, Naples, Florida 34109. The Trust, on behalf of the Fund, and Amplify Investments have engaged CWP to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “CWP Sub-Advisory Agreement”). In this capacity, CWP has overall responsibility for the Fund’s selection of Equity Securities for the Portfolio and covered call strategy. As compensation for its services, Amplify Investments has agreed to pay CWP an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of CWP’s sub-advisory fee. The Fund does not directly pay CWP.

Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and

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providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

Seymour is a registered investment adviser with its offices at 1 Old Point Road, Quogue, New York 11959. The Trust, on behalf of the Fund, and Amplify Investments have engaged Seymour to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Seymour Sub-Advisory Agreement”). In this capacity, Seymour has overall responsibility for screening the relevant universe and determining the appropriate positions of international companies that fit the criteria for the Fund’s investment strategy. As compensation for its services, Amplify Investments has agreed to pay Seymour an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Seymour’s sub-advisory fee. The Fund does not directly pay Seymour.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement and the Sub-Advisory Agreements is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Kevin Simpson, John Smith, Dustin Lewellyn, Ernesto Tong, Christine Johanson and Timothy J. Seymour.

Kevin Simpson. Mr. Simpson has been the President and Chief Investment Officer of Capital Wealth Planning, LLC since establishing the firm in 2005. Mr. Simpson has been investing in options since he began his career at W.H. Newbold’s Son & Co. in 1992. After his time at W.H. Newbold’s Son & Co, Mr. Simpson spent 7 years with Wheat First Butcher Singer (subsequently Wells Fargo) where he helped institutions and high-net worth individuals plan and achieve their financial goals through option-centered strategies. Following his time at Wheat First Butcher Singer, Mr. Simpson spent several years at Sterling Financial before establishing Capital Wealth Planning. Mr. Simpson is a graduate of The George Washington University with a major in Finance.

Josh Smith, CFA. Mr. Smith is the Senior Portfolio Manager of Capital Wealth Planning, LLC, in which capacity he is responsible for the oversight and management of the firm’s investment strategies. Mr. Smith joined CWP in 2011. Prior to joining CWP, Mr. Smith spent 6 years with First Financial Capital Advisors, the internal asset management arm of First Financial Bank. Josh received his B.S. in Finance from Miami University of Ohio. He is a CFA charter holder.

Ryland Matthews, CFA. Mr. Matthews is an Associate Trader at Capital Wealth Planning, LLC with responsibility over trade execution, analytics, and reconciliation. He has 7 years’ experience in quantitative and rules-based trading. Prior to joining CWP, Mr. Matthews worked as a trader for a systematic commodity pool in Windermere, Florida, where he was responsible for trade execution and modeling. Mr. Matthews attended the University of Florida where he obtained a B.S. degree in Finance. Mr. Matthews is also a CFA charter holder.

Dustin Lewellyn, CFA. Mr. Lewellyn is the chief investment officer at Penserra, and has extensive background in institutional investment process with a specific focus on ETFs, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong is a Managing Director at Penserra, and worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

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Timothy J. Seymour. Mr. Seymour is Chief Investment Officer at Seymour Asset Management LLC. Mr. Seymour has over 24 years of investment experience as a portfolio manager, allocator, and capital markets professional across multiple asset classes. In addition, Mr. Seymour is a frequent and long-time contributor on CNBC, including over a decade of appearances on the show “Fast Money.” Mr. Seymour is the founder and Chief Investment Officer of Seymour Asset Management (“SAM”). SAM provides both asset management and wealth management services for its clients, including direct investment and allocation to private equity and alternative assets. Prior to SAM, Mr. Seymour was the Chief Investment Officer and co-founder of Triogem Asset Management (“Triogem”), where he helped run the firm’s flagship fund, a long/short fund with an emphasis on global emerging markets.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including CWP, Penserra and Seymour, in their capacity as Sub-Advisers. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

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Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, and are currently paid by the Fund monthly. To distribute more consistent levels of dividends, the Fund intends to estimate annual income for the year and pay such amount in approximately even monthly installments. In doing so, some portion of the distribution may be considered a return of capital for tax purposes, the consequences of which are described further below. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of

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how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

If you are an individual, the current maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

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BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

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Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for

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which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Year Ended September 30, 2024	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$26.16	$24.24	$25.03

Investment Operations:
Net Investment Income(b)	0.80	1.03	0.09
Net Realized and Unrealized Gain (Loss) on Investments(c)	5.44	2.51	(0.63)
Total from Investment Operations	6.24	3.54	(0.54)

Less Distributions From:
Net Investment Income	(0.78)	(0.98)	(0.07)
Return of Capital	(0.91)	(0.65)	(0.18)
Total from Distributions	(1.69)	(1.63)	(0.25)

ETF Transaction Fees Per Share	0.00 (d)	0.01	—
Net Asset Value, End of Year/Period	$30.71	$26.16	$24.24
Total Return(e)	24.20%	14.59%	-2.14%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$139,135	$41,854	$1,818
Ratio of Expenses to Average Net Assets(f)	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets(f)	2.90%	3.78%	2.40%
Portfolio Turnover(e)(g)	104%	83%	12%

(a)        Inception date of the Fund was September 7, 2022.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Amount represents less than $0.005 per share.

(e)        Not annualized for periods less than one year.

(f)        Annualized for periods less than one year.

(g)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify CWP International Enhanced Dividend Income ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Digital Payments ETF
(formerly Amplify Mobile Payments ETF)

(NYSE Arca — IPAY)

PROSPECTUS

January 28, 2025

Amplify Digital Payments ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY DIGITAL PAYMENTS ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Digital Payments ETF (formerly, Amplify Mobile Payments ETF) seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Nasdaq CTA Global Digital Payments Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. In pursuing this strategy, the Fund invests at least 80% of its net assets in Mobile Payments Companies (as defined below).

The Index tracks the performance of common stocks (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies within one of the following groups (collectively, “Mobile Payments Companies”):

•      Card Networks: companies that provide services for controlling where cards (such as credit cards and debit cards) are accepted and to facilitate transactions between merchants and card issuers;

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•      Infrastructure & Software: companies that provide hardware or software services for transacting payments across various channels, such as point-of-sale (a system where customers execute payment for products or services at a store), mobile, and online;

•      Processors: companies that handle front end and back-end transactions and processing from various channels, such as credit cards, debit cards, or point-of-sale payments. The front end platform handles the process of authorizing a transaction whereas the back-end platform settles the transaction, moving money from the customer’s account to the merchant bank; or

•      Solutions: companies that provide products and services for accepting payments by a variety of payment methods, such as credit and debit cards, mobile wallet, buy now, pay later, and autopay.

The identification and classification of Mobile Payments Companies is determined by the Consumer Technology Association (“CTA”), a standard and trade association representing the U.S. consumer technology industry. The CTA works to set technical standards for product specifications, processes or services to ensure compatibility across companies within the consumer technology industry.

Mobile Payment Companies are then screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $500 million for new component companies and $300 million for existing component companies. See “Additional Information about the Fund’s Strategies and Risks — The Index Methodology” for more information on the Index’s selection criteria.

The Index has a semi-annual review in March and September of each year at which times the Index is reconstituted and rebalanced by the Index Provider. Component changes are made effective after the close of trading on the second Friday of March and September.

The Index is owned, calculated, and maintained by Nasdaq, Inc. (the “Index Provider”), which is independent of the Index’s calculation agent, the Fund, Amplify Investments LLC (the “Adviser”), and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”). The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.

The Index constituents are weighted according to a modified free float market capitalization-weighted methodology. The weighting for each individual constituent is determined by dividing a constituent’s theme-adjusted free float market value (calculated by multiplying the market capitalization of a company by such company’s perceived involvement within the digital payments space as determined by the CTA) by the aggregate theme-adjusted free float market value of all Index constituents. Constituent weightings are “modified” in that each constituent weighting is capped at 6% of the Index, five constituents may exceed 4.5% and no single constituent weighting may be below 0.3%.

As of September 30, 2024, the Index had 38 constituents.

The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is concentrated in the financial services industry.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

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Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

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Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Mobile Payment Companies Risk. Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Reliance on Trading Partners Risk. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

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Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the ETFMG Prime Mobile Payments ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on July 15, 2015. On January 29, 2024, the Fund ceased tracking the Prime Mobile Payments Index and began investing in securities that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Predecessor Fund, based on the current strategy, would have generated.
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The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
4.12%
36.87%
1.33%
41.82%
34.01%
-12.75%
-32.20%
18.35%
25.81%
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 31.11% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -25.20% (quarter ended June 30, 2022).
Average Annual Total Returns (for periods ended December 31, 2024)
Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF)	1 Year	5 Years	Since Inception (7/15/2015)
Return Before Taxes	25.81%	3.37%	9.57%
Return After Taxes on Distributions	25.54%	3.32%	9.50%
Return After Taxes on Distributions and Sale of Fund Shares	15.40%	2.60%	7.84%
ISE Mobile Payments™ Index/Prime Mobile Payments Index/Nasdaq CTA Global Digital Payments Gross Total Return Index(1),(2)	27.60%	4.11%	10.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.48%

(1)        The table reflects performance of the ISE Mobile Payments™ Index through August 1, 2017 and the Prime Mobile Payments Index thereafter.

(2)        On January 29, 2024, the Fund ceased following the Prime Mobile Payments Index and began following the Nasdaq CTA Global Digital Payments Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to January 29, 2024 are not necessarily indicative of the performance that the Predecessor Fund, based on its current index and investment objective, would have generated.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

The Index Methodology

The Index tracks the performance of common stocks (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies within one of the following groups (collectively, “Mobile Payments Companies”):

•        Card Networks: companies that provide services for controlling where cards (such as credit cards and debit cards) are accepted and to facilitate transactions between merchants and card issuers;

•        Infrastructure & Software: companies that provide hardware or software services for transacting payments across various channels, such as point-of-sale (a system where customers execute payment for products or services at a store), mobile, and online;

•        Processors: companies that handle front end and back-end transactions and processing from various channels, such as credit cards, debit cards, or point-of-sale payments. The front end platform handles the process of authorizing a transaction whereas the back-end platform settles the transaction, moving money from the customer’s account to the merchant bank; or

•        Solutions: companies that provide products and services for accepting payments by a variety of payment methods, such as credit and debit cards, mobile wallet, buy now, pay later, and autopay.

The identification and classification of Mobile Payments Companies is determined by the Consumer Technology Association (“CTA”), a standard and trade association representing the U.S. consumer technology industry. The CTA works to set technical standards for product specifications, processes or services to ensure compatibility across companies within the consumer technology industry.

Mobile Payment Companies are then screened for investability (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $500 million for new component companies and $300 million for existing component companies.

All Mobile Payment Companies that meet the above criteria are then assessed by CTA to determine each company’s degree of involvement in the digital payments space. CTA scores each company from 0 to 1 based on such degree of involvement. Only companies with a score equal to or exceeding 0.5 are eligible for inclusion in the Index (“Tier 1 Securities”). Each security is then ranked based on such security’s market capitalization multiplied by the score assigned above. The 50 Index constituents are selected based on the following:

•      All securities ranked within the top 45 are automatically selected for the Index;

•      Securities in the Index as of the Reconstitution Reference Date (defined below) not already selected in Step 1 that are within the top 55 are added to the Index in rank order until the target security count has been reached;

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•      If, following Step 2, the target security count has not been reached, securities not in the Index as of the Index Reconstitution Reference Date not already selected in Step 1 that are ranked from 46th to 55th are added to the Index in rank order until the target security count has been reached.

The Index has a semi-annual review in March and September of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The eligibility criteria and selection processes for the constituents are applied using data as of the third Friday of the month prior to the Reconstitution Effective Dates (“Reconstitution Reference Date”). Component changes are made effective after the close of trading on the second Friday of March and September (“Reconstitution Effective Date”).

The Index constituents are weighted according to a modified free float market capitalization-weighted methodology. The weighting for each individual constituent is determined by dividing a constituent’s theme-adjusted free float market value (calculated by multiplying the market capitalization of a company by such company’s perceived involvement within the digital payments space as determined by the CTA) by the aggregate theme-adjusted free float market value of all Index constituents. Constituent weightings are “modified” in that each constituent weighting is capped at 6% of the Index, five constituents may exceed 4.5% and no single constituent weighting may be below 0.3%.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

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Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days

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when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund’s NAV is determined on the basis of U.S. dollars and, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time. Where all or a part of a Fund’s underlying securities trade in a market that is closed when the Exchange is open, there may be changes between the last quotation from its closed foreign market and the value of such securities during the Fund’s domestic trading day. This could lead to differences between the market price of a Fund’s shares and the value of a Fund’s underlying securities.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

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Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Mobile Payment Companies Risk. Mobile Payment Companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Mobile Payment Companies are also subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the profitability and value of these companies. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements, and the cost of such litigation, particularly for a company losing such litigation, could significantly affect the profitability and value of the company. Mobile Payment Companies may also be active in acquiring other companies, and their ability to successfully integrate such acquisitions would negatively affect the profitability and value of such Mobile Payment Companies.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

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Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling

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strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

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Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.75% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Chistine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining Penserra. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin

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America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Penserra, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

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Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are

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sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

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NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are Authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

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The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, a fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that

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the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq CTA Global Digital Payments Index to track general stock market performance. The Corporations’ only relationship to Amplify Investments (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Nasdaq CTA Global Digital Payments Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq CTA Global Digital Payments Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Nasdaq CTA Global Digital Payments Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq CTA Global Digital Payments Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq CTA Global Digital Payments Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$39.23	$37.85	$67.82	$54.30	$46.60

Investment Operations:
Net Investment Income (Loss)(a)	(0.02)	0.02	(0.04)	(0.13)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments(b)	13.18	1.36	(29.93)	13.65	7.75
Total from Investment Operations	13.16	1.38	(29.97)	13.52	7.71

Less Distributions From:
Net Investment Income	(0.05)	—	—	—	(0.02)
Total Distributions	(0.05)	—	—	—	(0.02)

ETF Transaction Fees Per Share	0.00 (c)	0.00 (c)	—	—	0.01
Net Asset Value, End of Year	$52.34	$39.23	$37.85	$67.82	$54.30
Total Return	33.55%	3.64%	-44.18%	24.91%	16.56%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s)	$298,326	$357,015	$507,208	$1,193,637	$798,142
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04)%	0.06%	(0.09)%	(0.20)%	(0.08)%
Portfolio Turnover Rate(d)	47%	23%	35%	27%	19%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Amount represents less than $0.005 per share.

(d)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Digital Payments ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify BlackSwan ISWN ETF

(NYSE Arca — ISWN)

PROSPECTUS

January 28, 2025

Amplify BlackSwan ISWN ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered investment management company. The Fund is not a money market fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY BLACKSWAN ISWN ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify BlackSwan ISWN ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network International BlackSwan Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index, which will primarily include U.S. Treasury securities and listed long-dated call options (“LEAP Options”) and/or FLexible EXchange® option contracts (“FLEX Options” and collectively with LEAP Options, “Options”) on the iShares MSCI EAFE ETF (“EFA”). The Fund is not a money market fund. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-advisers, Cerity Partners LLC (“Cerity”) and Tidal Investments LLC (“Tidal,” and with Cerity, the “Sub-Advisers”), manage the investment of the Fund’s assets. The index provider is S-Network Global Indexes, Inc. (“S-Network” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (the “Adviser”) or either Sub-Adviser.

LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of 17 the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

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The Index is a rules-based, quantitative index that seeks to provide capital protection against the unpredictable, rare and highly disruptive events that have come to be referred to as “Black Swans.” The Index’s strategy is designed to allow for some participation in the investment gains experienced by EFA while providing the opportunity for a buffer against significant losses through the Index’s target portfolio weighting of approximately 90% U.S. Treasury securities. The EFA tracks an index that measures the equity market performance across 21 developed markets outside of the U.S. and Canada and may include large or mid-capitalization companies.

The Index seeks to provide such returns by allocating approximately 10% of its index market capitalization to a portfolio of Options on EFA and approximately 90% of its index market capitalization in a portfolio of U.S. Treasury securities. The EFA Options utilize EFA as the reference asset in order to provide the exposure to the MSCI EAFE Index. Due to the terms of these EFA Options (which are discussed in more detail below), these positions allow the equity portion of the Index to participate in approximately 70% of the upside experienced by EFA over a full market cycle. The U.S. Treasury securities portion of the portfolio is included to help mitigate against significant losses. By allocating approximately 90% of its index market capitalization to U.S. Treasury securities, the Index seeks to create a portfolio buffer that is positioned to preserve capital in the event of a “Black Swan” event. The Index is not designed to provide investment returns that correspond closely with the returns of the MSCI EAFE Index. The Fund is not an appropriate investment for investors who seek such returns.

The EFA Options portfolio is composed of in-the-money Options that, at the time of purchase, have expirations of at least one year and one day in the future and expire in either June or December, as applicable. The EFA Options purchased by the Fund are sold exclusively on the New York Stock Exchange and bought outright by the Fund. The EFA Options are subject to customary brokerage costs in addition to the current market price for the Options (i.e. option premium). An “in-the-money” option contract is one that currently presents a profit opportunity due to the relationship between the strike price and the current price of the reference asset. For purchased call option contracts, such as the EFA Options held by the Fund, an in-the-money option contract is one with a strike price that is below the current price of the underlying reference asset. The Options utilized by the Fund will generally have a delta of 70 at the time of purchase, meaning that for every $1.00 of movement in the share price of EFA, each Option will have a corresponding movement of $0.70. Therefore, while not subject to a return cap when EFA experiences gains, the Index generally only participates in approximately 70% of the gains experienced by EFA over a full market cycle. When EFA experiences losses, the EFA Options portfolio participates in approximately 70% of such losses experienced by EFA, but those losses are mitigated by the Index’s approximately 90% position in U.S. Treasury securities.

The U.S. Treasury securities portfolio is composed of U.S. Treasury securities that cumulatively provide an intermediate duration. This duration was selected as the Index’s target duration to seek to lower portfolio risk levels by increasing the probability of low correlation of the U.S. Treasuries to the U.S. equities markets. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a duration of 10 years would be expected to drop by approximately 10% in response to a 1% increase in interest rates. An “intermediate duration,” is generally referred to as a security with a duration of 5 to 10 years.

The Index reconstitutes and rebalances every June and December. At each June reconstitution, the Index liquidates its existing June Options and purchases Options that expire the following June. The December Option positions will remain unchanged at each June reconstitution. At each December reconstitution, the Index liquidates its existing December Options and purchases Options that expire the following December. The June Options positions will remain unchanged at each December reconstitution. So as to maintain the desired allocation of the portfolio, net gains or losses derived from the reconstitutions of the Options positions are added to or subtracted from the U.S. Treasury securities portfolio at each reconstitution. The Index also rebalances the U.S. Treasury securities portfolio any time the portfolio’s target duration deviates by more than 0.5 years. For more information regarding the Index methodology, please see the section entitled “Additional Information About the Fund’s Strategies and Risks.”

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

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Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemption for in-kind securities. Because the Fund will affect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The use of derivative instruments, such as options contracts, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than to hedge (or offset) the risk of a position or security held by the Fund. The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Financials Companies Risk. The EFA has significant exposure to financials companies. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of financials companies. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

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The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Foreign Investment Risk. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of non-U.S. companies. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; and less government supervision and regulation of issuers in foreign countries. Prices of foreign securities also may be more volatile.

Income Risk. The income from debt securities could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Japan Risk. EFA has significant exposure to companies operating in Japan. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Its economy is heavily dependent on international trade and has been adversely affected by tariffs and competition from emerging economies. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.

Liquidity Risk. In the event that trading in the underlying Options is limited or absent, the value of the Fund’s Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the Options. The trading in Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the Options, terminating the Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although the Fund invests approximately 90% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the securities to which the EFA has exposure, the Fund may experience losses in excess of 10%.

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Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Mid-Capitalization Risk. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of mid-capitalization companies. Mid-capitalization companies may be less stable and more susceptible to adverse developments in comparison to large-capitalization companies. Additionally, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the

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same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Tax Risk. The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. Gains or losses on options contracts not qualifying as “Section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, often, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
7.48%
-24.99%
-3.42%
2022
2023
2024

The Fund’s highest quarterly return was 10.05% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -11.61% (quarter ended December 31, 2024).
Average Annual Total Return as of December 31, 2024
Amplify BlackSwan ISWN ETF	1 Year	Since Inception (01/25/2021)
Return Before Taxes	-3.42%	-5.96%
Return After Taxes on Distributions	-4.61%	-6.80%
Return After Taxes on Distributions and Sale of Fund Shares	-1.98%	-4.76%
S-Network BlackSwan International Index (reflects no deduction for fees, expenses or taxes)	-1.89%	-5.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	13.05%
MSCI EAFE Net Index (reflects no deduction for fees, expenses or taxes)	3.82%	3.55%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Cerity Partners LLC and Tidal Investments LLC.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dan Cupkovic, CFP, Director of Investments at Cerity

•       Dr. Indu Chhachhi, Senior Advisor and Researcher at Cerity

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•       Matt Westfall, CFA, Director of Investment Operations at Cerity

•        Charles A. Ragauss, CFA, Head of Trading and Portfolio Manager at Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in 2021.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses an “indexing” investment approach, in that it attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index. A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. The Fund is not a money market fund.

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent.

Additional Information about the Index

The S-Network International BlackSwan Index (Ticker: ISWNXT) tracks the performance of a portfolio composed of U.S. Treasury securities and EFA Options. On each rebalancing date, the Index targets 90% of its index market capitalization in U.S. Treasury securities and 10% targets of its index market capitalization in EFA Options.

Options Portfolio. The Options portfolio is composed of in-the-money Options that, at the time of purchase, have expirations of at least one year and one day in the future and expire in either June or December, as applicable. Each Option will use EFA as its reference asset. The Index holds June and December EFA Options in a notional amount equal to the capitalization of the Index. The Options will generally have a delta of 70 at the time of purchase. The Options portfolio holds 5% of its allocated Index market capitalization in June 70-delta call EFA Options and 5% in December 70-delta call EFA Options. Initially, and at each subsequent Index rebalance date, calls that are purchased should all have at least one year plus one day until expiration when available. Otherwise, the contract with the furthest expiration is purchased for the given month. The 70-delta rule only applies to initial purchases on the rebalance date. Should there not be a 70-delta option, the closest option above 70 will be utilized. On any given rebalance date, the non-traded tranche of options will not be trimmed/added to or rebalanced back to 70-delta calls.

The Index’s Options portfolio is reconstituted on the first trading day of June and December. At each June reconstitution, the Index liquidates its existing June Options and purchases June Options that expire the following June. The December Options positions will remain unchanged at each June reconstitution. At each December reconstitution, the Index liquidates its existing December Options and purchases December Options that expire the following December. The June Options positions will remain unchanged at each December reconstitution. Net gains or losses derived from the reconstitutions of the Options positions will be added to or subtracted from the treasury portfolio at each reconstitution. Share weights will be based on “ask” prices as of the close of trading on the first business day of the last month of each calendar half.

U.S. Treasury Securities Portfolio. The U.S. Treasury securities portfolio is comprised of U.S Treasury securities that cumulatively provide an intermediate duration. This duration targeted by the Index seeks to lower portfolio risk levels by increasing the probability of low correlation of the U.S. Treasuries to the U.S. equities markets. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a duration of 10 years would be expected to drop by approximately 10% in response to a 1% increase in interest rates. The U.S. Treasury portfolio is expected to have an “intermediate duration,” which is generally referred to as a security with a duration of 5 to 10 years.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

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Fund Investments

U.S. TREASURY SECURITIES

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

OPTION CONTRACTS

The Fund’s investments in options contracts will primarily be long-term equity anticipation securities known as LEAP Options or FLexible EXchange® option contracts known as FLEX Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

The Fund purchases call option contracts. By purchasing call option contracts, the Fund purchases the right (but not the obligation) to purchase the reference asset at a pre-determined price (the “strike price”) in exchange for a premium to the seller. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

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Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The use of derivative instruments, such as options contracts, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than to hedge (or offset) the risk of a position or security held by the Fund. The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Financials Companies Risk. The EFA has significant exposure to financials companies. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of financials companies. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX

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Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Fluctuation of Net Asset Value Risk. Shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The net asset value of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to Shares trading at a premium or discount to NAV. However, because Shares can be created and redeemed in creation units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that Shares normally will trade on its Exchange at prices close to the Fund’s next calculated NAV, Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, and during periods of significant market volatility, may result in trading prices for Shares that differ significantly from its NAV. APs may be less willing to create or redeem Shares if there is a lack of an active market for such Shares or underlying investments, which may contribute to Shares trading at a premium or discount to their NAV.

Foreign Investment Risk. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of financials companies. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; and less government supervision and regulation of issuers in foreign countries. Prices of foreign securities also may be more volatile.

Income Risk. The income from debt securities could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets.

Japan Risk. The EFA has significant exposure to companies operating in Japan. Through its investments in Options on the EFA, the Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japan’s markets overall and may negatively affect the Fund’s investments. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained.

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Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.

Liquidity Risk. In the event that trading in the underlying Options is limited or absent, the value of the Fund’s Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the Options. The trading in Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the Options, terminating the Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although, the Fund invests approximately 90% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the securities to which the EFA has exposure, the Fund may experience losses in excess of 10%.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Mid-Capitalization Risk. Through its investments on EFA Options, the Fund is subject to certain risks associated with investments in the securities of mid-capitalization companies. Mid-capitalization companies may be less stable and more susceptible to adverse developments in comparison to large-capitalization companies. Additionally, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. Stock prices of mid-capitalization companies may be more vulnerable to adverse business or economic developments than those of large-capitalization companies. Since stocks of mid-capitalization companies may also be less liquid than those of large-capitalization companies, it may be difficult for the Fund to buy and sell shares of mid-capitalization companies during these times. Mid-capitalization companies generally may have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Tax Risk. The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. Gains or losses on options contracts not qualifying as “Section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, often, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there

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is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.49% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

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Investment Sub-Advisers. Tidal Investments LLC, a Tidal Financial Group company, is a registered investment adviser with its offices at 625 Avis Drive, 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Tidal Sub-Advisory Agreement”). In this capacity, Tidal has overall responsibility for selecting and continuously monitoring the Fund’s investments. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

Cerity Partners LLC is a registered investment adviser with its offices at 335 Madison Avenue, 23rd Floor, New York, NY 10017. The Trust, on behalf of the Fund, and Amplify Investments have engaged Cerity to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Cerity Sub-Advisory Agreement” and together with the Tidal Sub-Advisory Agreement, the “Sub-Advisory Agreements”). As compensation for its services, Amplify Investments has agreed to pay Cerity an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Cerity’s sub-advisory fee. The Fund does not directly pay Cerity.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement and Sub-Advisory Agreements is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The members are of the portfolio management team for the Fund are Dan Cupkovic, Indu Chhachhi, Matt Westfall, Charles A. Ragauss and Michael Venuto.

Dan Cupkovic, CFP. Mr. Cupkovic serves as Director of Investment at Cerity (formerly ARGI Investment Services, LLC). He joined Cerity in 2008. Mr. Cupkovic is a member of the Cerity Investment Committee, which actively oversees the Cerity managed investment strategies. In addition to his investment role, Mr. Cupkovic works as a lead advisor for institutional accounts and high net worth clientele.

Indu Chhachhi. Dr. Chhachhi serves as Investment Committee Member and Research at Cerity. Dr. Chhachhi joined Cerity in 2006 as a Financial Planner. Dr. Chhachhi has a doctorate in finance from Southern Illinois University and has been teaching finance at the university level since 1990. He served as the Chair of the Finance Department at Western Kentucky University from 1999 – 2007 and returned to this position in 2017. Currently, he is the Professor of Finance at WKU. He also serves as the Director of the Tennessee Valley Authority’s Investment Challenge Program.

Matt Westfall, CFA. Mr. Westfall serves a Portfolio Manager at Cerity. He joined Cerity in 2010. He has a B.S./B.A. in Finance and Marketing from Ohio State University and earned his Chartered Financial Analyst® designation from the CFA Institute. Mr. Westfall has previous experience in investment banking developing research.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any sub-adviser(s) — including Cerity and Tidal, each in its capacity as a Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

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The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade under the symbol “ISWN”.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TREATMENT OF OPTIONS

The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Such treatment would cause the Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund the required distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. However, the Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

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Index Information

The S-Network International BlackSwan Index is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser, either Sub-Adviser or the Distributor. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with the Adviser.

The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index and the marketing names and licensed trademarks of S-Network (the “Index Trademarks”). The Adviser is sub-licensing rights to the Index to the Fund. Additionally, S-Network serves as calculation agent for the Index (the “Calculation Agent”).

No entity that creates, compiles, sponsors or maintains the Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Sub-Advisers, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Index.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. S-Network makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. S-Network’s only relationship to Amplify is the licensing of certain trademarks and trade names of S-Network Global Indexes, Inc. and of the S-Network International BlackSwan Index which is determined, composed and calculated by S-Network without regard to Amplify or the Fund, S-Network has no obligation to take the needs of Amplify or the owners of the Fund into consideration in determining, composing or calculating the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMPLIFY, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S-NETWORK AND AMPLIFY.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

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Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$17.01	$17.66	$25.50	$25.00

Investment Operations:
Net Investment Income(b)	0.52	0.55	0.30	0.07
Net Realized and Unrealized Gain (Loss) on Investments(c)	3.58	(0.66)	(7.77)	0.48
Total from Investment Operations	4.10	(0.11)	(7.47)	0.55

Less Distributions From:
Net Investment Income	(0.58)	(0.54)	(0.27)	(0.05)
Net Realized Gains	—	—	(0.10)	—
Total Distributions	(0.58)	(0.54)	(0.37)	(0.05)
Net Asset Value, End of Year/Period	$20.53	$17.01	$17.66	$25.50
Total Return(d)	24.31%	-0.80%	-29.51%	2.23%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$37,986	$37,430	$31,348	$43,353
Ratio of Expenses to Average Net Assets(e)	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets(e)	2.95%	2.93%	1.42%	0.38%
Portfolio Turnover(d)(f)	32%	195%	221%	123%

(a)        Inception date of the Fund was January 25, 2021.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Not annualized for periods less than one year.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify BlackSwan ISWN ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify BlueStar Israel Technology ETF

(NYSE Arca — ITEQ)

PROSPECTUS

January 28, 2025

Amplify BlueStar Israel Technology ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY BLUESTAR ISRAEL TECHNOLOGY ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify BlueStar Israel Technology ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the BlueStar Israel Global Technology Index™ (“BIGITech®™” or the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the BlueStar Israel Global Technology Index™, or BIGITech®. In pursuing this investment strategy, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in exchange-listed Israeli technology operating companies. The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index is comprised of Israeli Technology Companies (as defined below). Such companies are engaged in a wide spectrum of technology related sectors, including information technology, biotechnology, clean energy and water technology and defense technology. To be considered an “Israeli Technology Company,” a company must meet the following criteria:

(i)   be defined as an “Information Technology” company by Standard & Poor’s Global Industry Classification Standard (“GICS”);

(ii)  operate in one of the following industries: biotechnology, health care equipment and supplies; defense-technology, clean energy and water technology; life sciences tools and services; and

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(iii) meet at least one criteria from Set A or two criteria from Set B

Set A	Set B
• Incorporated in Israel • Headquartered in Israel • At least 50% of revenue, operating assets or employees in Israel

•   Listed on a stock exchange in Israel

•   A majority of the board of directors, or least two chief executives are domiciled in Israel

•   Has research and development (R&D) center in Israel

•   Founded in Israel

To be included in the Index, Israeli Technology Companies must have their equity securities or depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) representing such equity securities, listed on a securities exchange. See “Additional Information About the Fund’s Strategies and Risks — Index Methodology” below. In order to initially be eligible for inclusion in the Index, component securities must also meet the following criteria:

(1)  a market capitalization equal to or greater than $150 million USD;

(2)  a minimum three-month average daily trading volume of $1 million USD; and

(3)  at least 250,000 shares traded per month over the last six months.

Companies meeting the above criteria are screened for investability (e.g., their equity securities must not be listed on an exchange in a country which employs restrictions on foreign capital investment deemed to be significant). The Index is reconstituted and rebalanced semi-annually at the close of business on the third Thursday of June and December. At the time of each reconstitution, the companies in the Index are weighted based on their float-adjusted market capitalization. Each security is subject to a 7.5% weight cap, with weights redistributed equally among uncapped components. Components with an aggregate weight of 5% or more shall not exceed 50% of the Index.

The Index was developed by BlueStar Indexes® (“BlueStar”), and is now administered and maintained by MarketVector. MarketVector is not affiliated with the Fund, Amplify Investments LLC (the “Adviser”), or Tidal Investments LLC (the “Sub-Adviser”). The Index Provider does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Index is calculated by S&P Dow Jones Indices (the “Index Calculation Agent”). S&P Dow Jones Indices is independent of BlueStar, MarketVector, the Fund, the Adviser, the Sub-Adviser and the Fund’s distributor.

The Index is not limited to a minimum or maximum number of constituents; rather, it targets a coverage of 99% of the investable universe, by float-adjusted market capitalization of Israeli Technology Companies. As of September 30, 2024, the Index consisted of 55 constituents and had significant exposure to the information technology sector.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Israeli Companies Risk. Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Israel’s relations with the Palestinian Authority and certain neighboring countries such as Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy. In addition, U.S.-designated terrorist groups such as Hezbollah and Hamas operate in close proximity to Israel’s borders, and frequently threaten Israel with attack. Furthermore, Israel’s economy is heavily dependent on trade relationships with key counterparties around the world, specifically the United States and European Union countries. Any reduction in these trade flows may have an adverse impact on the Fund’s investments. Israel has experienced a history of hostile relations with several countries in the Middle East region. Israel and its citizens have also been the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country, and certain terrorist groups are committed to violence against Israel. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share prices of companies based in or having significant operations in Israel.

Market Risk Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

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Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the BlueStar Israel Technology ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on November 2, 2015.

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The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
3.77%
27.74%
-0.18%
37.27%
59.85%
-7.72%
-30.34%
4.91%
11.41%
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 30.46% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -19.13% (quarter ended June 30, 2022).
Average Annual Total Returns (for the periods ended December 31, 2024)
Amplify BlueStar Israel Technology ETF	1 Year	5 Years	Since Inception (11/2/2015)
Return Before Taxes	11.41%	3.73%	8.43%
Return After Taxes on Distributions	11.46%	3.70%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	2.90%	6.87%
BlueStar Israel Global Technology Index™ (reflects no deduction for fees, expenses or taxes)	12.11%	4.23%	9.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.90%

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•       Qiao Duan, CFA, Portfolio Manager at Tidal

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The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

ESG Risk. Because the Fund generally does not invest in (i) all companies in the energy sector, (ii) all companies in the tobacco, aerospace and defense industries, and (iii) all companies in the gambling, gold and silver sub-industries, the Fund may underperform the broader equity market to the extent that such companies have above-average performance.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days

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when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Israeli Companies Risks. Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund, including risks that are specific to Israel, such as regulatory, legal, political, security and economic risks. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Reduction in spending on Israeli products and services or changes in any of these other economies may adversely impact the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have a negative impact on the overall market for Israeli securities and on the Fund. Furthermore, Israel’s economy is heavily dependent on trade relationships with key counterparties around the world, including the United States, China, Japan, Canada and European Union countries. Any reduction in these trade flows may have an adverse impact on the Fund’s investments.

Israel has experienced a history of hostile relations with several countries in the Middle East region. Israel’s relations with the Palestinian Authority and certain neighboring countries such as Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall

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economy. Israel and its citizens have also been the target of periodic acts of terrorism and state-sponsored aggression that have the potential to disrupt economic activity in the country, and certain terrorist groups and nation-states are committed to violence against Israel. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share prices of companies based in or having significant operations in Israel.

Due to potential political or civil unrest in Israel, the Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. In addition, the Israeli government may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Israel. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Israel and may inhibit the Fund’s ability to track the Israel Index.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the

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Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at

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corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security

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Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.75% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments, LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Qiao Duan.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

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To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

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Disclaimers

BlueStar Israel Global Technology Index™ and BIGITech®™ are Service Marks of BlueStar Indexes® owned by MarketVector Indexes GmbH and a Trademark Registration is filed with the U.S. Patent and Trademark Office for these marks. BlueStar Indexes has agreed to provide the index for use relating to the Fund.

The Index Provider makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index identified herein to track the performance of its constituent securities. The Index Provider is not responsible for, nor has it participated in, the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Index Provider has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Index Provider does not guarantee the accuracy and/or the completeness of the Index or the data included therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares, or any other person or entity from the use of the Index or the data included therein. The Index Provider makes no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Additionally, the Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Neither the Index Provider or the Index Calculation Agent have any obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. The Index Provider and the Index Calculation Agent will apply all necessary means to ensure the accuracy of the Index. However, the Index Provider and the Index Calculation Agent are not liable (whether in negligence or otherwise) to any person for any error in the Index and are not under any obligation to advise any person of any error therein. All copyrights in the Index values and constituent lists vest in MVIS®. Neither the publication of the Index by MVIS® nor the granting of a license of rights relating to the Index or to the Index trademark for the utilization in connection with the Fund, represents a recommendation by MVIS® for a capital investment or contains in any manner a warranty or opinion by MVIS® with respect to the attractiveness of an investment in the Fund. The Fund is not endorsed or sold by MVIS®, BlueStar® or their affiliates. MVIS® and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. MVIS® and its affiliates are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of Fund shares to be sold or in the determination or calculation of the equation by which the Fund is to be converted into cash. MVIS®, BlueStar® and their affiliates have an obligation in connection with the marketing of the Fund but have no obligations or liabilities in connection with the trading of the Fund. Notwithstanding the foregoing, MVIS® and its affiliates may independently license their indices for financial products unrelated to the Fund, but which may be similar to and competitive with the Fund.

MVIS® AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS® AND ITS RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. MVIS® AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

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Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023		Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$41.25	$43.94		$66.09	$55.57	$39.92

Investment Operations:
Net Investment Loss(a)	(0.06)	0.00	(b)	(0.05)	(0.01)	(0.06)
Net Realized and Unrealized Gain (loss) on Investments(c)	6.73	(2.69)		(22.10)	10.97	15.71
Total from Investment Operations	6.67	(2.69)		(22.15)	10.96	15.65

Less Distributions From:
Net Investment Income	—	—		—	(0.44)	—
Total Distributions	—	—		—	(0.44)	—
Net Asset Value, End of Year	$47.92	$41.25		$43.94	$66.09	$55.57
Total Return	16.18%	-6.12%		-33.52%	19.76%	39.20%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s)	$88,659	$88,690		$116,443	$191,673	$127,802
Ratio of Expenses to Average Net Assets	0.75%	0.75%		0.75%	0.75%	0.75%
Ratio of Net Investment Loss to Average Net Assets	(0.12)%	0.00	%(d)	(0.10)%	(0.02)%	0.12%
Portfolio Turnover Rate(e)	21%	17%		25%	21%	19%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Amount represents less than $0.005 per share.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)        Amount represents less than 0.005%.

(e)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify BlueStar Israel Technology ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Alternative Harvest ETF

(NYSE Arca — MJ)

PROSPECTUS

January 28, 2025

Amplify Alternative Harvest ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY ALTERNATIVE HARVEST ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Alternative Harvest ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Prime Alternative Harvest Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.41%
Total Annual Fund Operating Expenses	1.16%
Expense Waiver/Reimbursement(1)	(0.36)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.80%

(1)        The Fund’s investment adviser, Amplify Investments LLC (the “Adviser”), has agreed to waive its management fee in an amount equal to the acquired fund fees and expenses related to any investment in Amplify Seymour Cannabis ETF. This arrangement will remain in effect for at least one year from the date of this prospectus, and prior to such date the Adviser may not terminate the arrangement without the approval of the Board of Trustees of the Trust.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$118	$369	$639	$1,411

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Prime Alternative Harvest Index (the “Index”) and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

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The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index. The Index seeks to provide exposure to global and U.S. companies that (i) engage in the cultivation, production, marketing or distribution of cannabis, including industrial hemp; and/or (ii) engage in the production, marketing, transportation or distribution of products containing cannabis, including industrial hemp, for medical or non-medical purposes, including, but not limited to, drugs, supplements, or food products (the companies in categories (i) and (ii) are “Cannabis Companies”).

To provide exposure to U.S. Cannabis Companies, the Index will allocate 50% of its aggregate weight to an affiliated series of Amplify ETF Trust, Amplify Seymour Cannabis ETF (“CNBS”). Amplify Investments LLC, investment adviser to the Fund, also serves as the investment adviser to CNBS. CNBS is an actively managed exchange-traded fund that invests in the securities of U.S. companies engaged in cannabis and hemp-related activities selected by Amplify Investments LLC. CNBS invests at least 80% of its net assets in the securities of U.S. companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem and in derivatives that have economic characteristics similar to such securities. See “Additional Information About the Fund’s Strategies — CNBS Methodology” below.

Additional information regarding the CNBS, including its prospectus and most recent annual report, is available without charge by visiting https://amplifyetfs.com/cnbs/.

Beginning February 24, 2025, the Index will allocate 50% of its aggregate weight to global Cannabis Companies that are “Primary” beneficiaries of growth in the cannabis industry. A Cannabis Company is considered a “Primary” beneficiary if it (A) discloses in its most recent annual or quarterly reports filed with the SEC or other financial regulatory authority to which the company is subject, that (x) it derives at least 50% of its revenues from the businesses described in categories (i) or (ii), above, or (y) it describes in its business overview or business description of its public filings that it is engaged in any combination of the businesses described in categories (i) or (ii), above; or, (B) it confirms to the Index Committee (or representative thereof) that it derives at least 50% of its revenues from the activities described in categories (i) or (ii), above. The Fund may also invest in securities of real estates investment trusts (“REITs”).

Prior to February 24, 2025, the Index tracks the performance of:

•        Cannabis Companies (as defined above);

•        Companies engaged in the creation, marketing, transportation or distribution of prescription drugs, supplements or food products that utilize cannabinoids as an ingredient;

•        Companies that trade tobacco or produce tobacco products, such as cigarettes, cigars or electronic cigarettes;

•        Companies that produce cigarette and cigar components, such as cigarette paper and filters;

•        Companies engaged in the creation, production and distribution of fertilizers, plant foods, pesticides or growing equipment to be used in the cultivation of cannabis or tobacco; or

•        Companies that provide other products or services designed for, or used by, companies in the Cannabis industry, including technology, real estate or financial services

The Fund will only directly invest in companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not hold direct ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Because the Fund only holds securities of companies that are currently engaged exclusively in legal activities under applicable national and local laws, the Fund will not hold equity securities of any company that engages in the cultivation, production or distribution of marijuana or products derived from marijuana for medical or non-medical purposes in a particular country, including the United States, unless and until such time as the cultivation, production or distribution of medical or non-medical marijuana, as applicable, becomes legal under all local and national laws governing the company in such country.

“Applicable national and local laws” refers to (i) controlled substance laws and regulations or (ii) food, drug, and cosmetics, or equivalent laws and regulations under whose jurisdiction the company is subject that govern the cultivation, production or distribution, for medical or non-medical purposes, of marijuana in a particular country. “Hemp” refers to cannabis plants with a tetrahydrocannabinol (“THC”) concentration of not more than 0.3% on a dry weight basis, as well as derivatives thereof, whereas “marijuana” refers to all other cannabis plants and derivatives thereof.

As of the date of this prospectus, the Fund does not directly invest in companies that grow or distribute marijuana inside of the U.S. or any “medical marijuana” companies in the United States. The Fund may, however, hold securities of companies that have a business interest in the hemp and hemp-based products markets within the United States. If U.S. federal law changes in the future and these cannabis-related business activities become legal at the federal level, the Fund may begin directly investing in U.S. listed companies in the cannabis and hemp ecosystem in accordance with the Fund’s investment objective and principal investment strategy.

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The initial universe of companies engaged in the above activities is determined based on proprietary research and analysis conducted by the Index Provider. The Index Provider uses a variety of publicly available resources for such analysis, including shareholder reports of issuers, a company’s website or the Bloomberg Terminal, to determine whether a company is engaged in one of the businesses described above. The Index universe is then screened to eliminate the stocks that have a market capitalization of less than $200 million or a three-month average daily trading value of less than $500,000, for initial inclusion. Additionally, component securities of the Index must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investable for a U.S.-based fund.

The Index is developed and owned by Prime Indexes (the “Index Provider”), and the Index is calculated and maintained by Solactive AG. The Index Provider is not affiliated with Solactive AG, the Fund, the Adviser, Tidal Investments LLC (“Tidal”) and Seymour Asset Management (“Seymour”, and collectively with Tidal, the “Sub-Advisers”) and the Fund’s distributor.

The Index is reconstituted and rebalanced quarterly. Prior to February 24, 2025, the companies in the Index are weighted using a proprietary weighting methodology that weights securities either by market capitalization or in equal amounts, depending on how heavily the issuer is engaged in the businesses described in categories (i) or (ii), above. Beginning February 24, 2025, the companies in the Index are weighted by market capitalization. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries. As of the date of this prospectus, the Fund is concentrated in securities of issuers in the cannabis industry.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days

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when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Health Care Companies Risk. Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Cannabis Related Business Risk. Many of the companies in the Index are engaged in other lines of business unrelated to the activities identified in the principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Non-U.S. Regulatory Risks of the Marijuana Industry. The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

Operational Risks of the Marijuana Industry. Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.

Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs (affiliated ETFs will not charge duplicate fees and expenses). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks Related to Investing in Canada: Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation

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of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Swap Risk. The Fund may invest in ETFs that may invest in swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if an ETF enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the ETF may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the ETF’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the ETF will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the ETF worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the ETF may achieve with them.

Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

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United States Regulatory Risks of CBD and Hemp. The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of the Fund’s investments in companies with business interests in hemp and hemp-based products.

United States Regulatory Risks of the Marijuana Industry. The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal, step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes and, in the event the Rohrabacher-Blumenauer amendment is not renewed by Congress, begin using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions by the DOJ could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of the Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the Food and Drug Administration (“FDA”) for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production.

Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the ETFMG Alternative Harvest ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on December 3, 2015.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
60%
40%
20%
0%
-20%
-40%
-60%
-80%
19.45%
39.10%
-21.74%
-28.55%
-11.43%
-21.36%
-60.18%
-21.50%
-24.09%
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 59.25% (quarter ended March 31, 2021) and the Fund’s lowest return for a calendar quarter was -43.18% (quarter ended June 30, 2022).
Average Annual Total Returns (for periods ended December 31, 2024)
Amplify Alternative Harvest ETF	1 Year	5 Years	Since Inception 12/3/2015
Return Before Taxes	-24.09%	-30.23%	-19.10%
Return After Taxes on Distributions	-26.44%	-31.37%	-20.75%
Return After Taxes on Distributions and Sale of Fund Shares	-13.60%	-18.13%	-10.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.34%
Solactive Latin America Real Estate Index/Prime Alternative Harvest Index (reflects no deduction for fees, expenses or taxes)(1)	-27.46%	-32.24%	-20.16%

(1)        The table reflects performance of the Solactive Latin America Real Estate Index through December 26, 2017 and the Prime Alternative Harvest Index thereafter.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Advisers. Tidal Investments LLC and Seymour Asset Management LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

•        Timothy J. Seymour, Chief Investment Officer at Seymour

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers, except Timothy Seymour, have served as part of the portfolio management team of the Fund since 2024. Mr. Seymour has served as part of the portfolio management team of the Fund since 2025.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in SEC exemptive orders or rules.

The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Therefore, the Fund will not invest directly in any Cannabis Companies that grow, produce, distribute, or sell cannabis or products derived from cannabis in a country, state, province, locality or other political subdivision where this activity is illegal under applicable law. To that end, while the Index may include equity securities traded on global securities exchanges or the over-the-counter market, the Fund will invest directly only in companies that list their securities on exchanges that require compliance with all laws, rules and regulations applicable to their business, including U.S. federal laws. The current exchanges identified by the Fund that meet these requirements are the New York Stock Exchange, NYSE American and Nasdaq Stock Market, TSX Exchange, TSX Venture Exchange, Australian Securities Exchange and Tel Aviv Stock Exchange.

CNBS Methodology.

The Fund will invest in shares of CNBS, a series of the Amplify ETF Trust advised by Amplify Investments, LLC, the investment advisor to the Fund. Under normal market conditions, CNBS seeks to achieve its investment objective by investing in the securities of U.S. companies engaged in cannabis and hemp-related activities selected by Amplify Investments, LLC. Pursuant to this strategy, CNBS will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of U.S. companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem and in derivatives that have economic characteristics similar to such securities.

CNBS is an actively managed ETF that seeks to provide investment exposure to U.S. companies principally engaged in the emerging cannabis and hemp ecosystem across one of three classifications, which includes:·

•        Cannabis/Hemp Plant (Pharmaceuticals/Biotechnology, Cultivation & Retail, Hemp Products and Cannabis-Infused Products)

•        Support (Agricultural Technology, Real Estate and Commercial Services)

•        Ancillary (Consumption Devices/Mechanisms, Investing & Finance, Technology & Media and Other Ancillary)

CNBS’ portfolio manager, Tim Seymour, will actively seek investment opportunities in companies fitting within one of these classifications through the use of information available in public regulatory filings, third-party research, meetings with company management, and other publicly available information.

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CNBS will primarily invest in equity securities and derivative instruments intended to provide exposure to companies principally engaging in the cannabis and hemp ecosystem. As part of this strategy, the derivative instruments may include, but are not limited to, total return swaps. For purposes of the CNBS’ 80% investment policy, for any derivative instruments the assets will be valued on a mark-to-market basis.

In order to be eligible for investment in CNBS’ portfolio, securities must have adequate constituent liquidity and accessibility for an exchange-listed product, as determined by CNBS’ investment adviser. In addition, any direct investment by CNBS in equity securities must also comply with certain market capitalization requirements.

Additional information regarding the CNBS, including its prospectus and most recent annual report, is available without charge by visiting https://amplifyetfs.com/cnbs/.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated in an industry or a group of industries. As of the date of this prospectus, the Fund is concentrated in securities of issuers in the cannabis industry.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

ETFs

The Fund invests in an ETF, which is a registered investment company that trades on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. The Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETF s may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on the Fund investing more than 5% of its total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. However, the Fund may rely on certain exemptions from the general statutory limitations to invest in ETFs beyond those limitations, in accordance with Section 12 of the 1940 act and the rules thereunder.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Special Purpose Acquisition Companies

The Fund may invest on a limited basis in securities of special purpose acquisition companies (each a “SPAC” and collectively, “SPACs”). A SPAC is a special purpose company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Fund may, from time to time, seek investments in SPACs with a stated purpose to find an acquisition target consistent with the Fund’s investment strategy.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. SPACs in which the Fund may invest pursue acquisitions only within a certain industry or industries, which may increase the volatility of their prices.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Advisers, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Advisers, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

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Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may be unregistered and unlisted. A Fund’s investments also may include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments pursuant to the Funds’ liquidity risk management program. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs or GDRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

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Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Health Care Companies Risk. Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Additionally, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company’s market value and/or share price.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Cannabis Related Business Risk. Many of the companies in the Index are engaged in other lines of business unrelated to the activities identified in principal investment strategies, above, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. There can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

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Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Non-U.S. Regulatory Risks of the Marijuana Industry. The companies in which each Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which a Fund invests to sell their products.

Operational Risks of the Marijuana Industry. Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Additionally, cannabis-related companies are subject to various laws and regulations that may differ at the local, state, and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to conduct business, secure financing, impact the market for cannabis business sales and services, and set limits on cannabis use, production, transportation and storage. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana. Additionally, litigation initiated by private citizens or companies could have a negative impact on the financial and operational status of cannabis-related companies.

Companies participating in the marijuana industry may face litigation, formal or informal complaints, enforcement actions, and inquiries by various federal, state, or local governmental authorities. Litigation, complaints, and enforcement actions could consume considerable amounts of financial and other corporate resources, which could have a negative impact on sales, revenue, profitability, and growth prospects. Similarly, certain companies may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost, to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Failure to comply with or to obtain the necessary licenses, permits, authorizations, or accreditations could result in restrictions on a company’s ability to legally engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana, which could have a negative impact on the value of a Fund’s investments.

Other Investment Companies (including ETFs). The Fund will invest directly in another investment company by purchasing shares of the investment company. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs (affiliated ETFs will not charge duplicate fees and expenses). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks Related to Investing in Canada. Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy. The United States is

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Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Swap Risk. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

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Technology Companies Risk. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of a Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Marijuana is a Schedule I controlled substance under the CSA and is illegal under federal law. Currently, over half of the states plus the District of Columbia have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment or for non-medical purposes. Even in those states in which the use of marijuana for medical or non-medical purposes has been legalized, its sale and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. It is not yet known whether the current Administration will push back against states where marijuana use and possession is legal and step up the enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes. Congress may fail to renew the Rohrabacher-Blumenauer amendment, which currently prohibits the DOJ from using federal funds to prevent states from implementing laws that authorize medical marijuana use, possession, distribution, and cultivation. Such actions could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. In particular, the stepped up enforcement of marijuana laws by the federal government would adversely affect the value of a Fund’s U.S. investments. Certain Cannabis Companies or Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

As noted above, marijuana is a Schedule I controlled substance in the United States under the CSA. The DEA classifies controlled substances into five schedules: Schedule I, II, III, IV or V substances. Schedule I substances by definition have a high potential for abuse, have no currently “accepted medical use” in the United States, lack accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Pharmaceutical products approved by the FDA for use in the United States may be listed as Schedule II, III, IV or V, with Schedule II substances considered to present the highest potential for abuse or dependence and Schedule V substances the lowest relative risk among such substances.

Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the FDA for use in the United States or obtained DEA registrations for commercial production. Drug products containing cannabis or cannabis extracts that receive the required government approvals for use in commercial production may be subject to significant government regulation regarding manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use. In addition, the scheduling process may take one or more years, thereby delaying the launch of the drug product in the United States.

Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances in the U.S. must be registered (licensed) to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which a Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.

Additionally, U.S. Federal tax law prohibits a taxpayer from claiming a deduction or credit for any amount paid or incurred during the tax year in carrying on any trade or business if that trade or business (or the activities that comprise that trade or business) consists of trafficking in controlled substances (e.g., marijuana) where that trafficking is prohibited by either federal law or the state law for the state in which the trade or business is conducted. Consequently, Cannabis Companies may pay higher amounts of taxes than non-Cannabis Companies, which could result in less income to a Fund and, in turn, less for a Fund to distribute to shareholders.

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United States Regulatory Risks of CBD and Hemp. The Agriculture Improvement Act of 2018 (or the “Farm Bill”) effectively removes hemp from the list of controlled substances and allows states to regulate its production, commerce and research with approval from the United States Department of Agriculture. Certain Index constituents may sell dietary supplements and/or foods containing CBD within the United States. The Farm Bill delegates to the FDA responsibility for regulating products containing hemp or derivatives thereof (including CBD) under the Federal Food, Drug, and Cosmetic Act (the “FD&C”). Under the FD&C, if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, but has yet to issue any regulations in this regard. However, companies that sell CBD in dietary supplements and foods have taken the position that CBD was marketed as a dietary supplement and/or as a conventional food before the drug was approved or before the new drug investigations were authorized, and because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Index. It is possible that such a legal determination or future federal and/or state laws or regulations could drastically curtail permissible uses of hemp, which could have an adverse effect of the value of a Fund’s investments in companies with business interests in hemp and hemp-based products.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

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Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.75% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to CNBS and the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Advisers. Tidal Investments LLC, f/k/a Toroso Investments LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Tidal Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

Seymour Asset Management is a registered investment adviser with its offices at 1 Old Point Road, Quogue, New York 11959. The Trust, on behalf of the Fund, and Amplify Investments have engaged Seymour to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Seymour Sub-Advisory Agreement”). As compensation for its services, Amplify Investments has agreed to pay Seymour an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Seymour’s sub-advisory fee. The Fund does not directly pay Seymour.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Tidal Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024. A discussion of the approval for the Seymour Sub-Advisory Agreement will be available in Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2025.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss, Qiao Duan and Timothy J. Seymour.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Timothy J. Seymour. Mr. Seymour is Chief Investment Officer at Seymour Asset Management LLC. Mr. Seymour has over 24 years of investment experience as a portfolio manager, allocator, and capital markets professional across multiple asset classes. Mr. Seymour has been an early-stage investor in the cannabis industry and serves as a board member or in an advisory role for several private cannabis companies. Mr. Seymour is also a Senior Consultant to the JWAM Growth Fund, a cannabis hedge fund. In addition, Mr. Seymour is a frequent and long-time contributor on CNBC, including over a decade of appearances on the show “Fast Money.” Mr. Seymour is the founder and Chief Investment Officer of Seymour Asset Management (“SAM”). SAM provides both asset management and wealth management services for its clients, including direct investment and allocation to private equity and alternative assets. Prior to SAM, Mr. Seymour was the Chief Investment Officer and co-founder of Triogem Asset Management (“Triogem”), where he helped run the firm’s flagship fund, a long/short fund with an emphasis on global emerging markets.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal and Seymour, each in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks includes dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

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To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

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Disclaimers

Prime Indexes and the Prime Alternative Harvest Index are trademarks of Level ETF Ventures LLC (“Level”) and have been licensed for use by the Adviser. The Alternative Harvest ETF is not sponsored, endorsed, sold or promoted by Level or its Calculation Agent. Level and the Calculation Agent make no representation regarding the advisability of trading in such product.

LEVEL AND THE CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THEY SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. LEVEL AND THE CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LEVEL OR THE CALCULATION AGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The Fund is not sponsored, endorsed, sold or promoted by Level or the Calculation Agent. Level and the Calculation Agent make no representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund in particular or the ability of the Index to track general stock market performance. The Index is determined, composed and calculated by Level or its Calculation Agent without regard to the Adviser or the Fund. Level and the Calculation Agent have no obligation to take the needs of the Adviser or the owners of a Fund into consideration in determining, composing or calculating the Index. Level and the Calculation Agent are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is converted into cash. Level and the Calculation Agent have no obligation or liability in connection with the administration, marketing or trading of the Fund.

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of a Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of a Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable.

The Exchange has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing, or trading of the shares of a Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of a Fund or any members of the public regarding the advisability of investing in securities generally or in a Fund particularly.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

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Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning Year	$3.64		$4.62	$14.40	$10.37	$20.83

Investment Operations:
Net Investment Income(a)	0.25		0.12	0.18	0.26	0.91
Net Realized and Unrealized Gain (Loss) on Investments(b)	(0.24	)(d)	(0.98)	(9.78)	4.01	(10.49)
Total from Investment Operations	0.01		(0.86)	(9.60)	4.27	(9.58)

Less Distributions From:
Net Investment Income	(0.30)		(0.12)	(0.18)	(0.24)	(0.88)
Return of Capital	(0.04)		—	—	—	—
Total Distributions	(0.34)		(0.12)	(0.18)	(0.24)	(0.88)
Net Asset Value, End Year	$3.31		$3.64	$4.62	$14.40	$10.37
Total Return	0.40	%(e)	-18.67%	-67.06%	40.90%	-46.83%

Supplemental Data and Ratios:
Net Assets at End of Year (000’s)	$229,261		$259,615	$324,730	$1,067,609	$495,971

Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement/Recoupment	0.75%		0.75%	0.75%	0.75%	0.75%
After Expense Reimbursement/Recoupment	0.39%		0.46%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	7.29%		2.89%	1.95%	1.39%	6.27%
Portfolio Turnover Rate(c)	45%		60%	74%	75%	46%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Portfolio turnover rate excludes in-kind transactions.

(d)        Amount includes non-recurring payment for litigation proceeds, which represents a settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06.

(e)        Amount includes non-recurring payment for litigation proceeds, which represents a settlement received by the Fund. The litigation proceeds impact the total return by 1.96%.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Alternative Harvest ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Thematic All-Stars ETF

(NYSE Arca — MVPS)

PROSPECTUS

January 28, 2025

Amplify Thematic All-Stars ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund intends to list and principally trade its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY THEMATIC ALL-STARS ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Thematic All-Stars ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ETF All-Stars Thematic Composite Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal market conditions, invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index. The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. Using an indexing investment approach, the Fund attempts to replicate, before fees and expenses, the performance of the Index. The Fund generally will use a replication methodology, meaning it will invest in all of the underlying securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the underlying securities in the Index. The Fund’s investment sub-adviser, Tidal Investments LLC (“Tidal,” or the “Sub-Adviser”) manages the investment of the Fund’s assets. The Index was created and is maintained by ETF Action, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (the “Adviser” or “Amplify Investments”) or the Sub-Adviser.

Index Strategy. The Index seeks to provide access to the equity securities of a diversified basket of U.S. and non-U.S. companies that are owned by exchange-traded funds (“ETFs”) included in select “thematic” market segments identified below. The Fund invests in the underlying securities held by the ETFs, which include common stocks and/or depositary receipts. Through the Index methodology described below, the Index seeks to identify the companies (the “Thematic ETF All-Stars”) that are among the largest (by assets under management) and most popular (by the number of ETFs that hold the portfolio company) portfolio companies owned by ETFs in the thematic ETF universe. The Index Provider relies on publicly available information to identify companies for inclusion in the Index. The

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thematic universe includes portfolio companies held by ETFs with strategies seeking to capture investment opportunities in one of the below thematic segments. Each thematic segment is comprised of companies that include thematic sub-groups, as classified by the Index Provider, which further represent the thematic segment. These segments include:

•        Disruptive Technology: ETFs that seek to track companies that support technology infrastructure for continued innovation across all sectors of the economy. As of the date of this prospectus, the Disruptive Technology thematic segment includes companies from the following thematic sub-groups: advertising & marketing, big data, cloud computing, connectivity, cyber security and digital infrastructure.

•        Evolving Consumer: ETFs that seek to track companies participating in evolving consumer trends. As of the date of this prospectus, the Evolving Consumer thematic segment includes companies from the following thematic sub-groups: aging population, health & wellness, online retail, pet ownership, pro sports, streaming services, eSports & video games and casinos & gaming.

•        FinTech: ETFs that seek to track companies involved with technologies that are disrupting the traditional ways professionals deliver and consumers manage investments, banking, and other financial services. As of the date of this prospectus, the FinTech thematic segment includes companies from the following thematic sub-groups: blockchain, digital payments and peer-to-peer lending.

•        Health Care Innovation: ETFs that seek to track companies involved with innovations addressing the many challenges across the health care industry, including chronic diseases, aging population, and rising health care costs. As of the date of this prospectus, the Health Care Innovation thematic segment includes companies from the following thematic sub-groups: cancer immunotherapy, genomics, telemedicine & digital health and biotechnology.

•        Industrial Revolution: ETFs that seek to track companies driving change in manufacturing, transportation, aerospace/defense, and mining and production of advanced (high tech) materials. As of the date of this prospectus, the Industrial Revolution thematic segment includes companies from the following thematic sub-groups: 3D printing, advanced materials, security & defense, robotics & AI, space and next generation transportation.

•        Sustainability: ETFs that seek to track companies whose products and services are designed to limit the depletion and/or destruction of natural resources. As of the date of this prospectus, the Sustainability thematic segment includes companies from the following thematic sub-groups: clean energy: solar, hydrogen, and wind, smart infrastructure, water, and waste management.

•        Multi-Theme: ETFs that seek to track companies in two or more of the thematic segments detailed above.

ETFs that by design exclude U.S. domiciled companies or only invest in emerging market companies, but would otherwise qualify for the thematic universe, are excluded from the Index. In addition, Cannabis ETFs are currently excluded from the Index qualifying ETF universe.

Index Methodology. The initial universe of eligible companies is established by including all companies held by ETFs in a qualifying thematic universe. Of the companies in this initial universe, the Index Provider establishes a rating for each eligible company by calculating its ownership-adjusted market value (“OAMV”). To calculate OAMV, the Index Provider multiplies (i) the sum of the dollar amounts (based on the assets under management (“AUM”)) invested in an eligible company by all qualifying ETFs, subject to a 10% single ETF ownership influence cap described below, by (ii) the number of qualifying ETFs that hold the company. This total is then divided by the sum of all eligible companies OAMVs. The 10% ownership influence cap limits any qualifying ETF from being greater than 10% of its thematic segment. If the calculation in (i) above results in a qualifying ETF to own greater than 10% of the total AUM in its thematic segment, the calculation for the eligible companies held by the qualifying ETF in (i) above are reduced to the 10% cap with respect to that qualifying ETF and the OAMV of the eligible companies are recalculated using the capped amounts. From the selection list, the Index establishes the Thematic ETF All-Stars as those companies within the top 75% of total OAMV for each thematic segment. As of September 30, 2024, the Index was comprised of 100 constituents and had significant exposure to the information technology sector.

Weighting of Underlying Securities and Rebalancing. Constituents in the Index are weighted based on each company’s OAMV. No single company may represent more than 5% of the Index, and any excess weight is prorated among remaining constituents. The Index is reconstituted and rebalanced monthly, effective at the close of the first Friday of each calendar month. In the event U.S. markets are closed on that date, the Index will be rebalanced at the close of the next open market session.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

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PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. To the extent that the Index concentrates in investments related to a particular industry or group of industries, the Fund will also concentrate its investments to approximately the same extent. Similarly, if the Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations, greater risks associated with custody of securities, greater risk of market closure or manipulation, limited reliable access to capital, greater risk of exchange delistings and less liquidity than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Differences in applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards create difficulties in evaluating emerging market companies due to lower quality or less available financial information. The rights and remedies available to investors in emerging market securities may be more limited than those available for investments in developed markets. All of the risks of investing in Non-U.S. securities are heightened by investing in emerging markets countries. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days

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when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming. Further, certain of the securities that the Fund invests in are included in indices utilized by other funds that experience index risks similar to those experienced by the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those 8 which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the underlying market segments and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated

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with its traditional businesses. Despite a company’s possible success in activities linked to its activities in the underlying market segments, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as
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economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
40.29%
16.66%
-41.67%
2022
2023
2024

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The Fund’s highest quarterly return was 20.60% (quarter ended March 31, 2023) and the Fund’s lowest quarterly return was -28.26% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2024
Amplify Thematic All-Stars ETF	1 Year	Since Inception (07/20/2021)
Return Before Taxes	16.66%	-0.90%
Return After Taxes on Distributions	16.66%	-0.90%
Return After Taxes on Distributions and Sale of Fund Shares	9.86%	-0.68%
ETF All-Stars Thematic Composite Index (reflects no deduction for fees, expenses or taxes)	17.70%	-0.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	11.02%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Tidal Investments LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in 2021.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

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TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. However, there is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Fund had significant exposure to the information technology sector.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis. To the extent that these institutions exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Concentration Risk. To the extent that the Index concentrates in investments related to a particular industry or group of industries, the Fund will also concentrate its investments to approximately the same extent. Similarly, if the Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations, greater risks associated with custody of securities, greater risk of market closure or manipulation, limited reliable access to capital, greater risk of exchange delistings and less liquidity than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Differences in applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards create difficulties in evaluating emerging market companies due to lower quality or less available financial information. The rights and remedies available to investors in emerging market securities may be more limited than those available for investments in developed markets. All

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of the risks of investing in Non-U.S. securities are heightened by investing in emerging markets countries. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming. Further, certain of the securities that the Fund invests in are included in indices utilized by other funds that experience index risks similar to those experienced by the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those 8 which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the underlying market segments and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its activities in the underlying market segments, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Stock prices of small and/or mid-capitalization companies may be more volatile than those of larger companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small and/or mid-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. Securities of small and/or mid-capitalization companies may be thinly traded, making it difficult for a Fund to buy and sell them. In addition, small and/or mid-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small and/or mid-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.

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Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.49% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

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Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC f/k/a Toroso Investments, LLC is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Qiao Duan.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

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BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

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As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its

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shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not, and has no current intention of, paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly

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debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Index Information

ETF Action, Inc. is the owner of and serves as the index provider of the ETF All-Stars Thematic Index. The Index is compiled by the Index Provider. Indxx, LLC serves as the Index calculation agent. Neither Amplify Investments nor any affiliate of Amplify Investments has any rights to influence the selection of the securities in the Index. The Index Provider is not affiliated with the Trust, Amplify Investments or the Distributor. No entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, Amplify Investments, the Distributor or a promoter of the Fund.

Amplify Investments has entered into a license agreement with the Index Provider pursuant to which Amplify Investments pays a fee to use the Index and the use of the Index Provider’s marketing names and licensed trademarks. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with Amplify Investments.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by ETF Action, Inc. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. The Index Provider’s only relationship to Amplify Investments LLC (“Licensee”) is the licensing of certain trademarks and trade names of the Index Provider and of the Index which are determined, composed and calculated by the Index Provider without regard to Licensee or the Fund. The Index Provider has no obligation to take the needs of Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ETF ACTION, INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND ETF ACTION, INC. SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ETF ACTION, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX

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OR ANY DATA INCLUDED THEREIN. ETF ACTION, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ETF ALL-STARS THEMATIC COMPOSITE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ETF ACTION, INC. HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ETF ACTION, INC. AND LICENSEE.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024		Year Ended October 31, 2023	Year Ended October 31, 2022		Period Ended October 31, 2021(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$16.15		$16.09	$28.27		$25.05

Investment Operations:
Net Investment Income (Loss)(b)	(0.00	)(c)	0.01	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments(d)	6.00		0.05	(12.17)		3.24
Total from Investment Operations	6.00		0.06	(12.18)		3.22

Less Distributions From:
Net Realized Gains	—		—	(0.00	)(c)	—
Total Distributions	—		—	(0.00)		—

ETF Transaction Fees Per Share	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)
Net Asset Value, End of Year/Period	$22.15		$16.15	$16.09		$28.27
Total Return(e)	37.16%		0.37%	-43.07%		12.85%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$2,215		2,423	4,828		11,308
Ratio of Expenses to Average Net Assets(f)	0.49%		0.49%	0.49%		0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)	(0.02)%		0.04%	(0.03)%		(0.23)%
Portfolio Turnover(e)(g)	75%		66%	70%		48%

(a)        Inception date of the Fund was July 20, 2021.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Amount represents less than $0.005 per share.

(d)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(e)        Not annualized for periods less than one year.

(f)        Annualized for periods less than one year.

(g)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Thematic All-Stars ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Natural Resources Dividend Income ETF

(NYSE Arca — NDIV)

PROSPECTUS

January 28, 2025

Amplify Natural Resources Dividend Income ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY NATURAL RESOURCES DIVIDEND INCOME ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Natural Resources Dividend Income ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Natural Resources Dividend Income Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

EXAMPLE

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index, which primarily include common stocks and/or depositary receipts. Using an indexing investment approach, the Fund attempts to replicate, before fees and expenses, the performance of the Index. The Fund generally will use a replication methodology, meaning it will invest in all of the underlying securities comprising the Index in proportion to each security’s weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the underlying securities in the Index. The Fund’s investment sub-adviser, Tidal Investments LLC (“Tidal,” or the “Sub-Adviser”) manages the investment of the Fund’s assets. The index provider is VettaFi LLC (“VettaFi” or the “Index Provider”). The Index Provider is not affiliated with the Fund, the Fund’s investment adviser, Amplify Investments LLC (the “Adviser”), or the Sub-Adviser.

The Index is a gross total return index that seeks to provide investment exposure to dividend-paying equity securities of global companies (including master limited partnerships) operating primarily in the following natural resource, commodity-related industries: energy (oil, gas & consumable fuels); chemicals; agriculture; precious and industrial metals & mining; paper products; and timber. The initial universe of eligible securities is comprised of dividend-paying U.S. exchange-listed equities trading on a major U.S. exchange, or dividend-paying U.S. over-the-counter (“OTC”) listed American depositary receipt (“ADR”). The Index then performs the following screens to formulate the securities that comprise the Index:

•       constituent business operations must derive more than 50% of their revenues in one of the following natural resource, commodity-related industries: energy (oil, gas & consumable fuels), chemicals, agriculture, precious and industrial metals and mining, paper products, and timber;

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•       constituent securities must have a market capitalization of at least $1 billion and a dividend being paid in the next 90 days;

•        constituent securities must have an average daily traded value of at least $2 million over the last six months;

•        constituent securities must have an indicated dividend yield of at least 5% annually, however, the Index lowers the minimum dividend yield requirements in order to ensure 30 total companies, including a minimum of 4 non-energy companies, are included in the Index; and

•        constituent securities must be eligible for investment without restriction as determined by the Index Provider. Currently such restriction includes, but is not limited to, a prohibition on Russia as the country of domicile for the constituent security.

All securities that meet the above screens are selected as constituents of the Index. If a company has more than one share class that qualifies for membership in the Index, the most liquid share class of the security will be selected.

Index constituents are weighted according to their indicated dividend yield. To avoid undue concentration, the initial weights of Index constituents are capped at a maximum weight of 5% at the time of rebalance. Energy companies cannot exceed 80% of the Index at each rebalance. The Index is rebalanced and reconstituted quarterly in January, April, July and October on the last Wednesday of such month after the market close. The selection date used as a reference for the determination of the Index constituents and/or weightings occurs at the close of business at least 5 trading days prior to the rebalancing/reconstitution date. New constituents are eligible for inclusion at the time or rebalance provided such component meets all other index eligibility requirements. Existing constituents failing to meet the criteria of the Index at the time of rebalance will continue to be held if the existing component is expected to pay, but has not yet distributed, its ordinary dividend. Between reconstitutions, deletions can occur due to corporate actions such as acquisitions, mergers, and spin-offs, or due to insolvency or dividend suspensions. Under these circumstances, components will be deleted from the Index and the proceeds allocated equally among all other remaining Index constituents.

The Index is ordinarily comprised of 30-60 constituents. As of September 30, 2024, the Index is comprised of 45 constituents. As of the date of this prospectus, the Fund has significant exposure to the energy sector.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Agriculture Companies Risk. The Fund may invest in agriculture companies. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund’s investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations.

Chemicals Industry Risk. The Fund may have exposure to companies in the chemicals industry and is therefore subject to the risks associated therewith. The chemicals industry includes companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers and films), fertilizers, pesticides and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the chemicals industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous chemicals Legislative or regulatory changes and increased government supervisions may also affect companies in the chemicals industry.

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Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Dividend-Paying Securities Risk. The Fund’s investments in dividend-paying securities may cause the Fund to underperform similarly situated funds that invest without consideration of an issuer’s track record of paying dividends. Companies are not obligated to continue to pay dividends on their securities. Therefore, there is a possibility that a company could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The Fund expects its current exposure to emerging markets to be primarily in Asia. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Energy Sector Risk. The Fund invests in companies in the energy sector. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, but not limited to, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Index, and therefore the Fund, are significantly comprised of securities of issuers from a single country or geographic region, the Fund is more likely to be impacted by events or conditions affecting that country or geographic region.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of its Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Risk. The Fund is not actively managed and invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investment strategy that seeks returns in excess of the Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to natural resources and commodity-related industries, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to natural resources, and commodity-related industries there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

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Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Master Limited Partnerships Risk. The Fund may invest in MLPs. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Materials Sector Risk. The Fund has significant exposure to the materials sector, which means the Fund may be more affected by the performance of companies in the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Metals and Mining Industry Risk. The Fund invests in securities that are issued by companies involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Natural Resources and Commodity-Related Industries Risk. The Fund is subject to the risks associated with companies in the natural resources and commodities-related industries. These industries can be significantly affected by (and often rapidly affected by) changes in the supply of, or demand for, various natural resources and commodities. Investments in natural resources companies, which include companies engaged in energy (oil, gas & consumable fuels), chemicals, agriculture, precious and industrial metals and mining, paper products, and timber can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, rapid changes in the supply and demand for natural resources and other factors. The Fund’s investments may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of other operating companies. Companies engaged in the industries listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s investments.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

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Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Oil and Gas Industry Risk. The Fund invests in securities that are issued by companies involved in the oil and gas industry. Investments in the oil and gas industry can be significantly effected by worldwide energy prices, exploration costs and production spending. Oil and gas companies may be adversely affected by natural disasters or other catastrophes; changes in exchange rates, interest rates or economic conditions; technological developments, prices for competitive energy services and increased competition. Other risks may include changes in the actual or perceived availability of oil deposits; imposition of import controls, changes in tax treatment, or government regulation or government intervention; negative public perception; or unfavorable events in the regions where companies operate. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets, and as a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Timber Companies Risk. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind-storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.49%
6.32%
2023
2024

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The Fund’s highest quarterly return was 7.02% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -1.58% (quarter ended December 31, 2024).
Average Annual Total Return as of December 31, 2024
Amplify Natural Resources Dividend Income ETF	1 Year	Since Inception (08/23/2022)
Return Before Taxes	6.32%	10.04%
Return After Taxes on Distributions	4.98%	8.64%
Return After Taxes on Distributions and Sale of Fund Shares	4.23%	7.58%
EQM Natural Resources Dividend Income Index (reflects no deduction for fees, expenses or taxes)	7.26%	11.24%
MSCI AC World Index Ex USA Net Index (reflects no deduction for fees, expenses or taxes)	5.53%	9.24%
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)	17.49%	14.59%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Tidal Investments LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in August 2022.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

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TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, and is a registered investment company and a passively-managed ETF. The investment objective of the Fund is to seek total return. The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of identified industries, except to the extent that the Index concentrates in an industry or group of identified industries. As of the date of this prospectus, the Index, and therefore the Fund, is concentrated in the oil, gas and consumable fuels and metals and mining industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

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Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Agriculture Companies Risk. The Fund may invest in agriculture companies. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund’s investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of such companies. In addition, agriculture companies may be significantly affected by adverse weather, pollution and/or disease which could limit or halt production.

Chemicals Industry Risk. The Fund may have exposure to companies in the chemicals industry and is therefore subject to the risks associated therewith. The chemicals industry includes companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers and films), fertilizers, pesticides and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the chemicals industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous chemicals Legislative or regulatory changes and increased government supervisions may also affect companies in the chemicals industry.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Dividend-Paying Securities Risk. The Fund’s investments in dividend-paying securities may cause the Fund to underperform similarly situated funds that invest without consideration of an issuer’s track record of paying dividends. Companies are not obligated to continue to pay dividends on their securities. Therefore, there is a possibility that a company could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets.

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This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations, greater risks associated with custody of securities, greater risk of market closure or manipulation, limited reliable access to capital, greater risk of exchange delistings and less liquidity than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Differences in applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards create difficulties in evaluating emerging market companies due to lower quality or less available financial information. The rights and remedies available to investors in emerging market securities may be more limited than those available for investments in developed markets. All of the risks of investing in Non-U.S. securities are heightened by investing in emerging markets countries. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Energy Sector Risk. The Fund invests in companies in the energy sector. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days

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when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund invests in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Index, and therefore the Fund, is significantly comprised of securities of issuers from a single country or geographic region, the Fund may be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Risk. The Fund is not actively managed and invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to natural resources and commodity-related industries, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition,

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a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to natural resources, and commodity-related industries there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Master Limited Partnerships Risk. The Fund may invest in MLPs. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Materials Sector Risk. The Fund has significant exposure to companies in the materials sector, which means the Fund may be more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by companies involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Natural Resources and Commodity-Related Industries Risk. The Fund is subject to the risks associated with companies in the natural resources and commodities-related industries. These industries can be significantly affected by (and often rapidly affected by) changes in the supply of, or demand for, various natural resources and commodities. Investments in natural resources companies, which include companies engaged in energy (oil, gas & consumable fuels), chemicals, agriculture, precious and industrial metals and mining, paper products, and timber can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, rapid changes in the supply and demand for natural resources and other factors. The Fund’s investments may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of other operating companies. Companies engaged in the industries listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s investments.

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Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Oil and Gas Industry Risk. The Fund invests in securities that are issued by companies involved in the oil and gas industry. Investments in the oil and gas industry can be significantly effected by worldwide energy prices, exploration costs and production spending. Oil and gas companies may be adversely affected by natural disasters or other catastrophes; changes in exchange rates, interest rates or economic conditions; technological developments, prices for competitive energy services and increased competition. Other risks may include changes in the actual or perceived availability of oil deposits; imposition of import controls, changes in tax treatment, or government regulation or government intervention; negative public perception; or unfavorable events in the regions where companies operate. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact

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that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Stock prices of small and/or mid-capitalization companies may be more volatile than those of larger companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small and/or mid-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. Securities of small and/or mid-capitalization companies may be thinly traded, making it difficult for a Fund to buy and sell them. In addition, small and/or mid-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small and/or mid-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.

Timber Companies Risk. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind-storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

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Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.59% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments, LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”). In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Michael Venuto.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and Amplify Investments have received an exemptive order from the SEC to operate under a manager of managers structure that permits Amplify Investments, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, Amplify Investments has

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ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or Amplify Investments.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, and are expected to be paid by the Fund monthly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors,

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provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5,

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the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Index Information

VettaFi LLC serves as the Index Provider of the EQM Natural Resources Dividend Income Index. The Index is compiled by VettaFi. Neither Amplify Investments nor any affiliate of Amplify Investments has any rights to influence the selection of the securities in the Index. VettaFi is not affiliated with the Trust, Amplify Investments or the Distributor. No entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, Amplify Investments, the Distributor or a promoter of the Fund.

Amplify Investments has entered into a license agreement with VettaFi pursuant to which Amplify Investments pays a fee to use the Index and the use of VettaFi’s marketing names and licensed trademarks. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with Amplify Investments.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. VettaFI’s only relationship to Amplify Investments LLC (“Licensee”) is the licensing of certain trademarks and trade names of VettaFi and of the EQM Natural Resources Dividend Income Index which is determined and composed by VettaFi without regard to Licensee or the Fund. Licensor has no obligation to take the needs of Licensee or the owners of the Fund into consideration in determining or composing EQM Natural Resources Dividend Income Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of the Fund.

VETTAFI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EQM NATURAL RESOURCES DIVIDEND INCOME INDEX OR ANY DATA INCLUDED THEREIN AND VETTAFI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. VETTAFI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EQM NATURAL RESOURCES DIVIDEND INCOME INDEX OR ANY DATA INCLUDED THEREIN. VETTAFI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EQM NATURAL RESOURCES DIVIDEND INCOME INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VETTAFI HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN VETTAFI AND LICENSEE.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. The Fund is required to comply with Rule 12d1-4 under the 1940 Act. Under Rule 12d1-4, the Fund may, subject to certain conditions, invest in other registered investment companies and other registered investment companies may invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$26.08	$25.01	$25.79

Investment Operations:
Net Investment Income(b)	1.12	1.65	0.18
Net Realized and Unrealized Gain (Loss) on Investments(c)	2.95	1.34	(0.76)
Total from Investment Operations	4.07	2.99	(0.58)

Less Distributions From:
Net Investment Income	(1.12)	(1.42)	(0.18)
Return of Capital	(0.44)	(0.50)	(0.02)
Total Distributions	(1.56)	(1.92)	(0.20)

Net Asset Value, End of Year/Period	$28.59	$26.08	$25.01
Total Return(d)	15.83%	12.34%	-2.16%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$14,294	$9,128	$1,876
Ratio of Expenses to Average Net Assets(e)	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets(e)	4.35%	6.34%	3.94%
Portfolio Turnover(d)(f)	106%	135%	31%

(a)        Inception date of the Fund was August 23, 2022.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Not annualized for periods less than one year.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Natural Resources Dividend Income ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify CWP Growth & Income ETF

(NYSE Arca — QDVO)

PROSPECTUS

January 28, 2025

Amplify CWP Growth & Income ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded actively managed fund organized as a separate series of a registered investment management company. The Fund intends to list and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY CWP GROWTH & INCOME ETF

Summary Information

INVESTMENT OBJECTIVES

The Amplify CWP Growth & Income ETF seeks to provide capital appreciation as its primary investment objective and to provide high current income as its secondary investment objective.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)        Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS
$56	$176

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in growth-oriented U.S. exchange-traded equity securities (“Equity Securities”) and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded call option contracts on such Equity Securities. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund. Capital Wealth Planning, LLC (“CWP” or a “Sub-Adviser”) and Penserra Capital Management LLC (“Penserra” or a “Sub-Adviser”, and collectively with CWP, the “Sub-Advisers”) each serve as investment sub-advisers to the Fund. Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. The Sub-Advisers are not affiliated with the Fund or Amplify Investments.

The Fund’s portfolio is strategically designed to offer high levels of total return on a risk-adjusted basis. The portfolio consists primarily of large-capitalization stocks which exhibit growth characteristics and deliver cash flows from dividend and/or option income while offering the potential for capital appreciation. Due to the growth characteristics of some large-capitalization stocks, not all holdings in the portfolio will pay a dividend. CWP constructs a portfolio that is diversified across the growth stocks represented by the Russell 1000 Growth Index and sells call option contracts tactically to generate additional income. CWP actively manages sector allocation and opportunities to participate in defensive and cyclical trends within economic cycles. CWP also screens for growth stocks that have a history of increasing earnings or possess strong competitive advantages.

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Equity Securities Portfolio. CWP seeks to identify Equity Securities by selecting common stock of large capitalization companies from the Russell 1000 Growth Index that CWP believes are likely, over time, to grow their earnings and cash flow and sustain their competitive advantages. In accordance with this investment methodology, CWP seeks to identify Equity Securities of companies that are likely to grow their earnings with consistency. In constructing its portfolio of approximately 20 to 40 of such Equity Securities (the “Portfolio”), CWP considers which sectors within the Russell 1000 Growth Index appear to be outperforming relative to the overall market and over-weights those sectors by selecting Equity Securities that are outperforming relative to their peers within such sectors. Under normal market circumstances, the Portfolio’s aggregate exposure to any one sector will be less than 50%, and the maximum weighting of each of the Equity Securities will be no more than 15%. The Equity Securities held by the Fund will, on an ongoing basis, be screened and adjusted according to other investment attributes, including market capitalization, management track record, earnings, cash flows and return on equity.

Call Option Strategy. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on Equity Securities in the Portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by an investor who sells or writes an option contract to another party. CWP seeks to lower risk and enhance total return by tactically selling short-term call option contracts (specifically, those option contracts with expiration dates of one-month or less) on some, or all, of the Equity Securities in the Portfolio. Specifically, CWP seeks to provide gross income of approximately 0-2% from dividend income and 4-6% from option premium, plus the potential for capital appreciation. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. Unlike a systematic covered call program, CWP is not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, CWP identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside. The Fund may also employ its tactical, short-term option strategy to sell uncovered call options, meaning the Fund does not directly own the securities underlying the option contracts, on broad market indexes and exchange-traded funds (“ETFs”) in order to hedge market exposure and add or remove risk to the Portfolio based on market conditions.

Cash Equivalent and Short-Term Investments. The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings or cash varies and depends on several factors, including market conditions. Under normal market conditions, the Fund will invest 5% or less of its assets in such holdings or cash.

For more information on the Fund’s principal investment strategy please refer to the section entitled “Additional Information About the Fund’s Strategies and Risks — Principal Investment Strategies”. As of September 30, 2024, the Fund has significant exposure to the communication services and information technology sectors.

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Call Option Strategy Risk. The Fund will employ its call option strategy by writing covered call options and call options on broad market indexes and ETFs. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund sells call options on a broad market index or ETF, such sold call options will be considered uncovered. While the Fund expects to be able to liquidate other positions to pay for any losses associated with uncovered call options, uncovered call options subject the writer of the option to the risk of potentially unlimited losses. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. In cases of uncovered calls being exercised, the Fund must purchase the underlying instrument to meet its call obligations and thus

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the necessary instruments may be unavailable for purchase. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Communication Services Sector Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies may also be particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Growth Stocks Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in

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maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

PERFORMANCE

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Capital Wealth Planning, LLC and Penserra Capital Management LLC.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

Capital Wealth Planning, LLC

•        Kevin Simpson, Founder and Chief Investment Officer of Capital Wealth Planning

•        Josh Smith, Lead Portfolio Manager at Capital Wealth Planning

Penserra Capital Management LLC

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in August 2024.

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PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide capital appreciation as its primary investment objective and to provide high current income as its secondary investment objective. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Equity Securities and opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such Equity Securities.

The Portfolio is strategically designed to seek to provide a higher total return on a risk-adjusted basis. The Portfolio consists primarily of large-capitalization stocks which exhibit growth characteristics and deliver cash flows from dividend and/or option income while offering the potential for capital appreciation. Due to the growth characteristics of some large-capitalization stocks, not all holdings in the portfolio will pay a dividend. CWP constructs a portfolio that is diversified across the growth stocks represented by the Russell 1000 Growth Index and sells call option contracts tactically to generate additional income. CWP actively manages sector allocation and opportunities to participate in defensive and cyclical trends within economic cycles. CWP also screens for growth stocks that have a history of increasing earnings or possess strong competitive advantages.

Equity Securities Portfolio. CWP seeks to identify Equity Securities of large capitalization companies from the Russell 1000 Growth Index that CWP believes are likely, over time, to grow their earnings and cash flow and sustain their competitive advantages. In accordance with this investment methodology, CWP seeks to identify Equity Securities of companies that are likely to grow their earnings with consistency. In constructing its portfolio of approximately 20 to 40 of such Equity Securities, CWP considers which sectors within the Russell 1000 Growth Index appear to be outperforming relative to the overall market and over-weights those sectors by selecting Equity Securities that are outperforming relative to their peers within such sectors. Under normal market circumstances, the Portfolio’s aggregate exposure to any one sector will be less than 50%, and the maximum weighting of each of the Equity Securities will be no more than 15%. The Equity Securities held by the Fund will, on an ongoing basis, be screened and adjusted according to other investment attributes, including market capitalization, management track record, earnings, cash flows and return on equity.

Call Option Strategy. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on Equity Securities in the Portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from the Fund. A premium is the income received by an investor who sells or writes an option contract to another party. CWP seeks to lower risk and enhance total return by tactically selling short-term call option contracts on some, or all, of the Equity Securities in the Portfolio. Specifically, CWP seeks to provide gross income of approximately 0-2% from dividend income and 4-6% from option premium, plus the potential for capital appreciation. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. Unlike a systematic covered call program, CWP is not obligated to continuously cover each individual equity position, and rather will sell call option contracts on constituents of its portfolio tactically. When one of the underlying stocks demonstrates strength or an increase in implied volatility, CWP identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside. The Fund may also employ its tactical, short-term option strategy to sell call options on broad market indexes and ETFs in order to hedge market exposure and add or remove risk to the Portfolio based on market conditions. These call options make be considered uncovered.

The Fund’s investment objectives, investment strategies and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objectives and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

CWP is not affiliated with the Trust, Amplify Investments, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. Amplify Investments has entered into a license agreement with CWP pursuant to which Amplify Investments pays a fee to use the marketing names and licensed trademarks of CWP (the “Trademarks”). Amplify Investments is sub-licensing rights to the Trademarks to the Fund.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

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Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CALL OPTION CONTRACTS

The Fund invests in covered call option contracts. A covered call, also called a “buy-write,” is generally considered an investment strategy in which an investor buys a stock or basket of stocks and sells call option contracts that correspond to the stock or basket of stocks. In return for a premium, the Fund gives, in exchange for a premium received, the right (but not the obligation) to the purchaser of the option contract written by the Fund to receive a cash payment (for cash-settled option contracts) equal to the difference between the value of the underlying security and the exercise price, if the value of the underlying security on the expiration date is above the exercise price. In addition, covered call option contracts partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives for selling the option contract. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. Under normal market conditions, the Fund will invest 5% or less of its assets in such holdings or cash. For more information on eligible short-term investments, see the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Call Option Strategy Risk. The Fund will employ its call option strategy by writing covered call options and call options on broad market indexes and ETFs. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) covered call option contracts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund sells call options on a broad market index or ETF, such sold call options will be considered uncovered. While the Fund expects to be able to liquidate other positions to pay for any losses associated with uncovered call options, uncovered call options subject the writer of the option to the risk of potentially unlimited losses. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. In cases of uncovered calls being exercised, the Fund must purchase the underlying instrument to meet its call obligations and thus

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the necessary instruments may be unavailable for purchase. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Communication Services Sector Risk. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies may also be particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund, Adviser, Sub-Advisers, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Advisers, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Equity securities present certain risks, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Growth Stocks Risk. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.

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Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments of the Fund will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Companies Risk. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Large Capitalization Companies Risk. Large-capitalization companies may grow at a slower rate and be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately

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assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

International Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on non-U.S. exchanges that may be closed when the Exchange is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.55% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

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Investment Sub-Advisers.

Capital Wealth Planning, LLC is a registered investment adviser with its offices at 9015 Strada Stell Ct, Suite 203, Naples, Florida 34109. The Trust, on behalf of the Fund, and Amplify Investments have engaged CWP to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “CWP Sub-Advisory Agreement”). In this capacity, CWP has overall responsibility for the Fund’s selection of Equity Securities for the Portfolio and covered call strategy. As compensation for its services, Amplify Investments has agreed to pay CWP an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of CWP’s sub-advisory fee. The Fund does not directly pay CWP.

Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreements is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The members of the portfolio management team for the Fund are Kevin Simpson, John Smith, Dustin Lewellyn, Ernesto Tong and Christine Johanson

Kevin Simpson. Mr. Simpson has been the President of Capital Wealth Planning, LLC since establishing the firm in 2005. Mr. Simpson has been investing in options since he began his career at W.H. Newbold’s Son & Co. in 1992. After his time at W.H. Newbold’s Son & Co, Mr. Simpson spent 7 years with Wheat First Butcher Singer (subsequently Wells Fargo) where he helped institutions and high-net worth individuals plan and achieve their financial goals through option-centered strategies. Following his time at Wheat First Butcher Singer, Mr. Simpson spent several years at Sterling Financial before establishing Capital Wealth Planning. Mr. Simpson is a graduate of The George Washington University with a major in Finance.

Josh Smith, CFA. Mr. Smith is the Senior Portfolio Manager of Capital Wealth Planning, LLC, in which capacity he is responsible for the oversight and management of the firm’s investment strategies. Mr. Smith joined CWP in 2011. Prior to joining CWP, Mr. Smith spent 6 years with First Financial Capital Advisors, the internal asset management arm of First Financial Bank. Josh received his B.S. in Finance from Miami University of Ohio. He is a CFA charter holder.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

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The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including CWP and Penserra, in their capacity as Sub-Advisers. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

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To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, and are currently paid by the Fund monthly. To distribute more consistent levels of dividends, the Fund intends to estimate annual income for the year and pay such amount in approximately even monthly installments. In doing so, some portion of the distribution may be considered a return of capital for tax purposes, the consequences of which are described further below. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

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NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
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The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as

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a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s N-CSR dated September 30, 2024.

Period Ended September 30, 2024(a)
Per Share Data:
Net Asset Value, Beginning of Period	$25.00

Investment Operations:
Net Investment Income(b)	0.02
Net Realized and Unrealized Gain on Investments(c)	0.52
Total from Investment Operations	0.54

Less Distributions From:
Net Investment Income	(0.07)
Return of Capital	(0.08)
Total Distributions	(0.15)

Net Asset Value, End of Period	$25.39
Total Return(d)	2.15%

Supplemental Data and Ratios:
Net Assets, End of Period (000’s)	$10,155
Ratio of Expenses to Average Net Assets(e)	0.55%
Ratio of Net Investment Income to Average Net Assets(e)	0.62%
Portfolio Turnover(d)(f)	27%

(a)        Inception date of the Fund was August 21, 2024.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)        Not annualized for periods less than one year.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify CWP Growth & Income ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify BlackSwan Tech & Treasury ETF

(NYSE Arca — QSWN)

PROSPECTUS

January 28, 2025

Amplify BlackSwan Tech & Treasury ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered investment management company. The Fund is not a money market fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY BLACKSWAN TECH & TREASURY ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify BlackSwan Tech & Treasury ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network BlackSwan Tech & Treasury Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets in the securities that comprise the S-Network BlackSwan Tech & Treasury Index, which will primarily include U.S. Treasury securities and long-dated call options (“LEAP Options”) and/or FLexible EXchange® option contracts (“FLEX Options” and collectively with LEAP Options, “Options”) on the Invesco QQQ Trust, Series 1 (“QQQ”). The Fund is not a money market fund. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-advisers, Cerity Partners LLC (“Cerity”) and Tidal Investments LLC (“Tidal,” and with Cerity, the “Sub-Advisers”), manage the investment of the Fund’s assets. The index provider is S-Network Global Indexes, Inc. (“S-Network” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (“Amplify” or the “Adviser”) who serves as investment adviser to the Fund, or either Sub-Adviser.

LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

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The Index seeks to provide capital protection against the unpredictable, rare and highly disruptive events that have come to be referred to as “Black Swans.” The Index is a rules-based, quantitative index designed to allow for some participation in the investment gains experienced by QQQ while providing the opportunity for a buffer against significant losses through the Index’s target portfolio weighting of approximately 90% U.S. Treasury securities. QQQ is a unit investment trust that seeks to track the investment results, before fees and expenses, of the Nasdaq-100 Index, an index which includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization and is currently comprised of predominantly technology focused constituents.

The Index allocates approximately 10% of its index market capitalization to a portfolio of Options on QQQ and approximately 90% of its index market capitalization in a portfolio of U.S. Treasury securities. The QQQ Options utilize QQQ as the reference asset in order to provide the exposure to the Nasdaq-100 Index. Due to the terms of these QQQ Options (which are discussed in more detail below), these positions allow the equity portion of the Index to participate in approximately 70% of the upside experienced by QQQ over a full market cycle. The U.S. Treasury securities portion of the portfolio is included to help mitigate against significant losses. By allocating approximately 90% of its index market capitalization to U.S. Treasury securities, the Index seeks to create a portfolio buffer that is positioned to preserve capital in the event of a “Black Swan” event. The Index is not designed to provide investment returns that correspond closely with the returns of the Nasdaq-100 Index. The Fund is not an appropriate investment for investors who seek such returns.

The QQQ Options portfolio is composed of in-the-money Options that, at the time of purchase, have expirations of at least one year and one day in the future and expire in either June or December, as applicable. The QQQ Options purchased by the Fund are sold exclusively on the New York Stock Exchange and bought outright by the Fund. The QQQ Options are subject to customary brokerage costs in addition to the current market price for the Options (i.e. option premium). An “in-the-money” option contract is one that currently presents a profit opportunity due to the relationship between the strike price and the current price of the reference asset. For purchased call option contracts, such as the QQQ Options held by the Fund, an in-the-money option contract is one with a strike price that is below the current price of the underlying reference asset. The Options utilized by the Fund will generally have a delta of 70 at the time of purchase, meaning that for every $1.00 of movement in the share price of QQQ, each LEAP Option will have a corresponding movement of $0.70. Therefore, while not subject to a return cap when QQQ experiences gains, the Index generally only participates in approximately 70% of the gains experienced by QQQ over a full market cycle. When QQQ experiences losses, the QQQ Options portfolio participates in approximately 70% of such losses experienced by QQQ, which at times can result in a full loss of the call Options, but those losses are mitigated by the Index’s approximately 90% position in U.S. Treasury securities.

The U.S. Treasury securities portfolio is composed of U.S. Treasury securities that cumulatively provide an intermediate duration. This duration was selected as the Index’s target duration to seek to lower portfolio risk levels by increasing the probability of low correlation of the U.S. Treasuries to the U.S. equities markets. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a duration of 10 years would be expected to drop by approximately 10% in response to a 1% increase in interest rates. An “intermediate duration,” is generally referred to as a security with a duration of 5 to 10 years.

The Index reconstitutes and rebalances every June and December. At each June reconstitution, the Index liquidates its existing June Options and purchases Options that expire the following June. The December LEAP Option positions will remain unchanged at each June reconstitution. At each December reconstitution, the Index liquidates its existing December Options and purchases Options that expire the following December. The June Options positions will remain unchanged at each December reconstitution. So as to maintain the desired allocation of the portfolio, net gains or losses derived from the reconstitutions of the Options positions are added to or subtracted from the U.S. Treasury securities portfolio at each reconstitution. The Index also rebalances the U.S. Treasury securities portfolio any time the portfolio’s target duration deviates by more than 0.5 years. For more information regarding the Index methodology, please see the section entitled “Additional Information About the Fund’s Strategies and Risks.”

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value (“NAV”). Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Below Net Asset Value Risk. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemption for in-kind securities. Because the Fund intends to effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. These factors may also result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Communication Services Sector Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in securities of companies in the communication services sector. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies may also be particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally.

Consumer Services Sector Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in securities of companies in the consumer services sector. Such companies may be adversely affected by, among other things, changes in industry competition, consumers’ disposable income and consumer preference. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Counterpart Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The use of derivative instruments, such as the Fund’s investments in QQQ Options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than to hedge (or offset) the risk of a position or security held by the Fund. The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. These risks include, but are not limited to, market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

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FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Income Risk. The income from debt securities could decline due to falling market interest rates. In a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Sector Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in the securities of companies in the information technology sector. Such companies may be adversely affected by, among other things, domestic and international market competition, obsolescence due to rapid technological developments, new product introduction, unpredictable growth rates and competition for qualified personnel. Aggressive pricing and reduced profit margins, intellectual property rights protections, cyclical market patterns and evolving industry standards and government regulations may also impact information technology companies. The market prices of information technology securities may exhibit a greater degree of market risk and more frequent, sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Liquidity Risk. In the event that trading in the QQQ Options is limited or absent, the value of the QQQ Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the QQQ Options. The trading in QQQ Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the QQQ Options, terminating the QQQ Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

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Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although the Fund invests approximately 90% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the securities to which QQQ has exposure, the Fund may experience losses in excess of 10%.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Mid-Capitalization Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in the securities of mid-capitalization companies. Mid-capitalization companies may be less stable and more susceptible to adverse developments in comparison to large-capitalization companies. Additionally, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Non-Diversification Risk. Because the Fund is “non-diversified” it can invest a greater portion of its assets in securities of individual issuers than a “diversified” fund. As a result, the changes in the market value of a single investment could cause greater fluctuations in the price of Shares than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Passive Investment Risk. The Fund is not actively-managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation

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Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Tax Risk. The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. Gains or losses on options contracts not qualifying as “Section 1256 contracts” under the Internal Revenue Code of 1986, as amended (the “Code”) would be realized upon disposition, lapse or settlement of the positions, and, often, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-31.36%
23.19%
11.74%
2022
2023
2024

The Fund’s highest quarterly return was 12.78% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -14.80% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2024
Amplify BlackSwan Tech & Treasury ETF	1 Year	Since Inception (12/08/2021)
Return Before Taxes	11.74%	-1.96%
Return After Taxes on Distributions	10.49%	-2.98%
Return After Taxes on Distributions and Sale of Fund Shares	6.93%	-1.95%
S-Network BlackSwan Tech & Treasury Index (reflects no deduction for fees, expenses or taxes)	13.67%	-1.48%
Nasdaq 100 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.88%	9.35%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Cerity Partners LLC and Tidal Investments LLC.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dan Cupkovic, CFP, Director of Investments at Cerity

•        Dr. Indu Chhachhi, Senior Advisor and Researcher at Cerity

•        Matt Westfall, CFA, Director of Investment Operations at Cerity

•        Charles A. Ragauss, CFA, Head of Trading and Portfolio Manager at Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in December 2021.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses an “indexing” investment approach, in that it attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the Index. A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. The Fund is not a money market fund.

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of identified industries, the Fund will concentrate its investments to approximately the same extent. As of the date of the Prospectus, the Fund has significant exposure to companies in the information technology, communication services and consumer services sectors.

Additional Information about the Index

The S-Network BlackSwan Tech & Treasury Index (Ticker: QSWNXT) tracks the performance of a portfolio composed of U.S. Treasury securities and QQQ Options. On each rebalancing date, the Index targets 90% of its index market capitalization in U.S. Treasury securities and targets 10% of its index market capitalization in QQQ Options.

QQQ Options Portfolio. The QQQ Options portfolio is composed of in-the-money QQQ Options that, at the time of purchase, have expirations of at least one year and one day in the future and expire in either June or December, as applicable. Each QQQ LEAP Option will use QQQ as its reference asset. The Index holds June and December QQQ Options in a notional amount equal to the capitalization of the Index. The QQQ Options will generally have a delta of 70 at the time of purchase. The QQQ Options portfolio holds 5% of its allocated Index market capitalization in June 70-delta call QQQ Options and 5% in December 70-delta call QQQ Options. Initially, and at each subsequent Index rebalance date, calls that are purchased should all have at least one year plus one day until expiration when available. Otherwise, the contract with the furthest expiration is purchased for the given month. The 70-delta rule only applies to initial purchases on the rebalance date. Should there not be a 70-delta option, the closest option above 70 will be utilized. On any given rebalance date, the non-traded tranche of options will not be trimmed/added to or rebalanced back to 70-delta calls.

The Index’s QQQ Options portfolio is reconstituted on the first trading day of June and December. At each June reconstitution, the Index liquidates its existing June QQQ Options and purchases June QQQ Options that expire the following June. The December QQQ Options positions will remain unchanged at each June reconstitution. At each December reconstitution, the Index liquidates its existing December QQQ Options and purchases December QQQ Options that expire the following December. The June QQQ Options positions will remain unchanged at each December reconstitution. Net gains or losses derived from the reconstitutions of the QQQ Options positions will be added to or subtracted from the treasury portfolio at each reconstitution. Share weights will be based on “mid” prices as of the close of trading on the first business day of the last month of each calendar half.

U.S. Treasury Securities Portfolio. The U.S. Treasury securities portfolio is comprised of U.S Treasury securities that cumulatively provide an intermediate duration. This duration targeted by the Index seeks to lower portfolio risk levels by increasing the probability of low correlation of the U.S. Treasuries to the U.S. equities markets. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a duration of 10 years would be expected to drop by approximately 10% in response to a 1% increase in interest rates. The U.S. Treasury portfolio is expected to have an “intermediate duration,” which is generally referred to as a security with a duration of 5 to 10 years.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

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Fund Investments

U.S. TREASURY SECURITIES

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

OPTION CONTRACTS

The Fund’s investments in options contracts will primarily be long-term equity anticipation securities known as LEAP Options or FLexible EXchange® option contracts. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

The Fund purchases call option contracts. By purchasing call option contracts, the Fund purchases the right (but not the obligation) to purchase the reference asset at a pre-determined price (the “strike price”) in exchange for a premium to the seller. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Below Net Asset Value Risk. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund intends to effect redemptions for cash, it may be required to sell portfolio securities in order to

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obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. These factors may also result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Communication Services Sector Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in securities of companies in the communication services sector. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies may also be particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Services Sector Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in securities of companies in the consumer services sector. Companies in the consumer services sector may be adversely affected by, among other things, changes in industry competition, consumers’ disposable income and consumer preference. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The use of derivative instruments, such as the Fund’s investments in QQQ. Options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than to hedge (or offset) the risk of a position or security held by the Fund. The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. These risks include, but are not limited to, market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

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FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Fluctuation of Net Asset Value Risk. Shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The net asset value of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to Shares trading at a premium or discount to NAV. However, because Shares can be created and redeemed in creation units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that Shares normally will trade on its Exchange at prices close to the Fund’s next calculated NAV, Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, and during periods of significant market volatility, may result in trading prices for Shares that differ significantly from its NAV. APs may be less willing to create or redeem Shares if there is a lack of an active market for such Shares or underlying investments, which may contribute to Shares trading at a premium or discount to their NAV.

Income Risk. The income from debt securities could decline due to falling market interest rates. In a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Information Technology Sector Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in the securities of companies in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. The market prices of information technology securities may exhibit a greater degree of market risk and more frequent, sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Interest Rate Risk. As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets.

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Liquidity Risk. In the event that trading in the QQQ Options is limited or absent, the value of the QQQ Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the QQQ Options. The trading in QQQ Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the QQQ Options, terminating the QQQ Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although, the Fund invests approximately 90% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the securities to which QQQ has exposure, the Fund may experience losses in excess of 10%.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Mid-Capitalization Risk. Through its investments in QQQ Options, the Fund is subject to certain risks associated with investments in the securities of mid-capitalization companies. Mid-capitalization companies may be less stable and more susceptible to adverse developments in comparison to large-capitalization companies. Additionally, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. Stock prices of mid-capitalization companies may be more vulnerable to adverse business or economic developments than those of large-capitalization companies. Since stocks of mid-capitalization companies may also be less liquid than those of large-capitalization companies, it may be difficult for the Fund to buy and sell shares of mid-capitalization companies during these times. Mid-capitalization companies generally may have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Non-Diversification Risk. Because the Fund is “non-diversified” it can invest a greater portion of its assets in securities of individual issuers than a “diversified” fund. As a result, the changes in the market value of a single investment could cause greater fluctuations in the price of Shares than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts pursuant to Rule 18f-4. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Passive Investment Risk. The Fund is not actively-managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Tax Risk. The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. Gains or losses on options contracts not qualifying as “Section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, often, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there

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is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Securities Lending Risk. Securities lending involves exposure to risks including, but not limited to, counterparty risk, collateral risk, and operational risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.49% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

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Investment Sub-Advisers. Tidal Investments LLC, f/k/a Toroso Invesments, LLC, is a registered investment adviser with its offices at 625 Avis Drive, 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Tidal Sub-Advisory Agreement”). In this capacity, Tidal has overall responsibility for selecting and continuously monitoring the Fund’s investments. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

Cerity Partners LLC is a registered investment adviser with its offices at 335 Madison Avenue, 23rd Floor, New York, NY 10017. The Trust, on behalf of the Fund, and Amplify Investments have engaged Cerity to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Cerity Sub-Advisory Agreement” and together with the Tidal Sub-Advisory Agreement, the “Sub-Advisory Agreements”). As compensation for its services, Amplify Investments has agreed to pay Cerity an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Cerity’s sub-advisory fee. The Fund does not directly pay Cerity.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement and Sub-Advisory Agreements is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The members are of the portfolio management team for the Fund are Dan Cupkovic, Indu Chhachhi, Matt Westfall, Charles A. Ragauss and Michael Venuto.

Dan Cupkovic, CFP. Mr. Cupkovic serves as Director of Investment at Cerity (formerly ARGI Investment Services, LLC). He joined Cerity in 2008. Mr. Cupkovic is a member of the Cerity Investment Committee, which actively oversees the Cerity managed investment strategies. In addition to his investment role, Mr. Cupkovic works as a lead advisor for institutional accounts and high net worth clientele.

Indu Chhachhi. Dr. Chhachhi serves as Investment Committee Member and Research at Cerity. Dr. Chhachhi joined Cerity in 2006 as a Financial Planner. Dr. Chhachhi has a doctorate in finance from Southern Illinois University and has been teaching finance at the university level since 1990. He served as the Chair of the Finance Department at Western Kentucky University from 1999 – 2007 and returned to this position in 2017. Currently, he is the Professor of Finance at WKU. He also serves as the Director of the Tennessee Valley Authority’s Investment Challenge Program.

Matt Westfall, CFA. Mr. Westfall serves a Portfolio Manager at Cerity. He joined Cerity in 2010. He has a B.S./B.A. in Finance and Marketing from Ohio State University and earned his Chartered Financial Analyst® designation from the CFA Institute. Mr. Westfall has previous experience in investment banking developing research.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any sub-adviser(s) — including Cerity and Tidal, each in its capacity as a Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

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How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade under the symbol “QSWN”.

Share prices are reported in dollars and cents per Share.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment. When implemented, the Fund will rely on Rule 12d1-4 under the 1940 Act, which will rescind the exemptive order issued to the Trust and provide a framework for the Fund when investing in securities of other investment companies.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

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To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TREATMENT OF OPTIONS

The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Such treatment would cause the Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund the required distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. However, the Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report

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properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

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Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the

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1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Index Information

The S-Network BlackSwan Tech & Treasury Index is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser, either Sub-Adviser or the Distributor. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with the Adviser.

The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index and the marketing names and licensed trademarks of S-Network (the “Index Trademarks”). The Adviser is sub-licensing rights to the Index to the Fund. Additionally, S-Network serves as calculation agent for the Index (the “Calculation Agent”).

No entity that creates, compiles, sponsors or maintains the Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Sub-Advisers, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any right to influence the selection of the securities in the Index.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. S-Network makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. S-Network’s only relationship to Amplify is the licensing of certain trademarks and trade names of S-Network Global Indexes, Inc. and of the S-Network BlackSwan Tech & Treasury Index which is determined, composed and calculated by S-Network without regard to Amplify or the Fund, S-Network has no obligation to take the needs of Amplify or the owners of the Fund into consideration in determining, composing or calculating the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMPLIFY, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S-NETWORK AND AMPLIFY.

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Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. The Fund is required to comply with Rule 12d1-4 under the 1940 Act. Under Rule 12d1-4, the Fund may, subject to certain conditions, invest in other registered investment companies and other registered investment companies may invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$17.30	$16.96	$24.95

Investment Operations:
Net Investment Income(b)	0.52	0.53	0.30
Net Realized and Unrealized Gain (Loss) on Investments(c)	4.85	0.36	(8.03)
Total from Investment Operations	5.37	0.89	(7.73)

Less Distributions From:
Net Investment Income	(0.57)	(0.55)	(0.26)
Total Distributions	(0.57)	(0.55)	(0.26)
Net Asset Value, End of Year/Period	$22.10	$17.30	$16.96
Total Return(d)	31.20%	5.25%	-31.07%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$2,762	$2,163	$2,968
Ratio of Expenses to Average Net Assets(e)	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets(e)	2.80%	2.92%	1.70%
Portfolio Turnover(d)(f)	39%	209%	153%

(a)        Inception date of the Fund was December 8, 2021.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)        Not annualized for periods less than one year.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify BlackSwan Tech & Treasury ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Junior Silver Miners ETF

(NYSE Arca — SILJ)

PROSPECTUS

January 28, 2025

Amplify Junior Silver Miners ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and a passively-managed exchange-traded fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY JUNIOR SILVER MINERS ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Junior Silver Miners ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Nasdaq Junior Silver Miners™ Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$70	$221	$384	$859

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally expects to use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Fund invests 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the Index. The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of silver companies, subject to the market capitalization screen as described below. All securities are assigned to an individual category by Metals Focus, an independent precious metals research consultancy. These categories include Project Development, Silver Mining, Streaming, Diversified Mining, Gold Mining, Zinc Mining, and Copper Mining. Silver Companies include companies that derive a majority of their revenues from silver mining, have a significant market share of global silver production, or are principally engaged in exploration and development activities related to new silver production as defined by Metal Focus.

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Securities are then screened as of the Reconstitution Reference Date (defined below) for investability to determine initial inclusion (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $20 million, a minimum three minimum three-month average daily dollar trading volume of $10,000, and subject to the market capitalization weightings described below.

The Index is rebalanced quarterly in February, May, August and November in connection with the Index’s reconstitution. The Reconstitution Reference Date is either the last trading day of April or October. As of September 30, 2024, the Index had 53 constituents.

Weighting. The Index is a modified theme-adjusted free float market capitalization-weighted index. A theme-adjusted free float market value is calculated for each Index constituent and then constituent weightings are determined based on each Index constituent’s theme-adjusted free float market value, subject to certain adjustments. For additional information about the Index’s weighting process see “Additional Information About the Fund’s Strategies and Risks — Principal Investment Strategies.”

The Index is owned, calculated, and maintained by Nasdaq, Inc. (the “Index Provider”), which is independent of the Fund, Amplify Investments LLC, the Fund’s investment adviser (the “Adviser”) and “Amplify Investments”), and Tidal Investments LLC (“Tidal” or the “Sub-Adviser”). The Index Provider may make adjustments to the constituents or their weights in the Index in between scheduled rebalances and reconstitutions of the Index as the Index Provider deems appropriate to ensure the integrity of the Index.

The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. As of the date of this prospectus, the Index is concentrated in the metals and mining industries.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign

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investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Canada-Specific Risk. Because investments in the Silver Exploration & Production sub-Industry may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

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Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

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Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Silver Exploration and Production Industry Concentration Risk. The Fund concentrates its assets in an industry or group of related industries to the extent that the Index is so concentrated. Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), the Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often

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traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies (“RICs”), the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends.

Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund was reorganized on or about January 29, 2024 from the ETFMG Prime Junior Silver Miners ETF (the “Predecessor Fund”), a series of the ETF Managers Trust, a Delaware statutory trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by ETF Managers Group LLC. The Predecessor Fund commenced operations on November 28, 2012. On January 29, 2024, the Fund ceased tracking the Prime Junior Silver Miners & Explorers Index and began investing in securities that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Predecessor Fund, based on the current strategy, would have generated.

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The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://amplifyetfs.com/ or by calling the Fund at 1-855-267-3837.

Calendar Year Total Returns as of 12/31
160%
140%
120%
100%
80%
60%
40%
20%
-0%
-20%
-40%
-60%
-37.81%
139.64%
-5.54%
-28.44%
56.26%
33.46%
-22.75%
-15.74%
-4.63%
6.40%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 77.11% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -45.33% (quarter ended March 31, 2020).
Average Annual Total Returns (for the periods ended December 31, 2024)
Amplify Prime Junior Silver Miners ETF	1 Year	5 Years	10 Years	Since Inception 11/28/2012
Return Before Taxes	6.40%	-2.49%	3.33%	-4.44%
Return After Taxes on Distributions	3.62%	-3.11%	2.76%	-4.87%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	-2.07%	2.39%	-3.31%
ISE Junior Silver (Small Cap Miners/Explorers) Index/Prime Junior Silver Miners & Explorers Index/Nasdaq Junior Silver Miners™ Index(1),(2),(3) (reflects no deduction for fees, expenses or taxes)	10.61%	-1.47%	4.63%	-3.38%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.66%

(1)        The table reflects performance of the ISE Junior Silver (Small Cap Miners/Explorers)™ Index through August 1, 2017 and the Prime Junior Silver Miners & Explorers Index thereafter.

(2)        On January 29, 2024, the Fund ceased following the Prime Junior Silver Miners & Explorers Index and began following the Nasdaq Junior Silver Miners™ Index (formerly known as the Nasdaq Metals Focus Silver Miners Index). Therefore, the Fund’s performance and historical returns shown for the periods prior to January 29, 2024 are not necessarily indicative of the performance that the Predecessor Fund, based on its current index and investment objective, would have generated.

(3)        On May 2, 2024, the Index Provider announced a change in the name of the Index from “Nasdaq Metals Focus Silver Miners Index” to “Nasdaq Junior Silver Miners™ Index.”

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a series of the Trust, an investment company and a passively managed ETF. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The investment objective of the Fund is to provide investment results that correlate generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the Index. The Fund may invest up to 20% of its total assets in equity securities that are not in the Fund’s Index to the extent that the Adviser believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

The Index is a modified theme-adjusted free float market capitalization-weighted index. A theme-adjusted free float market value is calculated for each Index constituent as the product of its: (i) free float market capitalization; (ii) the issuing company’s silver revenue percentage (as defined by Metals Focus); and (iii) its liquidity factor (calculated as the Index constituent’s three-month average daily traded value divided by the aggregate three-month average daily traded value of all Index constituents). Companies within the “Project Development” sector have an assumed silver revenue of 100% for these purposes. Each Index constituent’s initial weight is determined by dividing its theme-adjusted free float market value by the aggregate theme-adjusted free float market value of all Index components. Initial weights are then adjusted to determine final weights to reduce excessive concentration by: (1) first, raising each Index constituents initial weight to the power of 0.50 (adjusted initial weight); and (2) second, dividing the adjusted initial weight by the aggregate adjusted initial weight of all Index constituents. Index constituents are then grouped based on their market capitalization at the time of the Reconstitution Reference Date. Group 1 Index constituents are those that have a market capitalization at or above the 90th percentile of the portfolio. Group 2 constituents consist of all other Index constituents. Weights from step (2) above are further adjusted on a pro-rata basis such that: (i) the aggregate weight of Group 1 securities cannot exceed 15% of the total portfolio weight; and (ii) no Index constituent weight may exceed 10%.

A method to evaluate the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%.

The Fund’s investment objective, its investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.” The Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate (i.e., invests more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index is concentrated.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, which will primarily include common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American depositary receipts are certificates that evidence ownership of shares of

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a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Global depositary receipts are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and

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reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. In addition, the rights and remedies associated with investments in a fund that tracks an index comprised of foreign securities may be different than a fund that tracks an index of domestic securities.

Equity Securities Risk. Equity securities risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a Fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

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Geographic Concentration Risk. A Fund is subject to geographic concentration risk, which is the chance that world events — such as political upheaval, financial troubles, or natural disasters — will adversely affect the value of securities issued by companies in foreign countries or regions. Because a Fund may invest a large portion of its assets in securities of companies located in any one country or region, such Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

Canada-Specific Risk. Because the investments of a Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Index Provider Risk. The Fund seeks to achieve returns that generally correlate, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such

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as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of the Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s Index. The Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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Silver Exploration and Production Industry Concentration Risk. Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), a Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so a Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.

Smaller Companies Risk. The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Fund may be subject to the risk that securities of smaller companies represented in the Index may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Tax Risk. To qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the asset diversification requirements will be satisfied if (i) at least 50% of the value of the Fund’s total assets are represented by cash and cash items, U.S. government securities, the securities of other RICs and “other securities,” provided that such “other securities” of any one issuer do not represent more than 5% of the Fund’s total assets or greater than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets are invested in securities of any one issuer (other than U.S. government securities and securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that are controlled by the Fund and are engaged in the same or similar or related trades or business, or the securities of one or more “qualified publicly traded partnerships.” When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a RIC, it would be subject to U.S. federal income tax at corporate rates on its income, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, distributions to a Fund’s shareholders would generally be taxed as ordinary dividends. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay U.S. federal income tax at corporate rates on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Tracking Error Risk. Tracking error refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of the Index. In addition, in order to minimize the market impact of the Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance. This may contribute to tracking error if the weights of the Fund’s portfolio securities diverge from the weights of the securities in the Index during the rebalancing. Tracking error in such circumstances may be greater if the Fund is trading in securities that are less liquid or lightly traded. Tracking error may cause the Fund’s performance to be less than expected.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there

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is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if Fund determines to sell such a holding.

Securities Lending Risk. The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.69% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Tidal Investments LLC, f/k/a Toroso Investments, LLC, is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (a “Sub-Advisory Agreement”).

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In this capacity, Tidal is responsible for portfolio management and 1940 Act compliance. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Charles A. Ragauss and Qiao Duan.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Tidal focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Tidal, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled

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to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions, and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

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Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those

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equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, it must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” then the portfolio investment must be fair valued as determined in good faith by a fund’s investment adviser as its “valuation designee” to perform fair value determinations subject to certain conditions. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed Amplify as the “Valuation Designee” for all portfolio investments.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, an fair value determination will be made in accordance with Amplify’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

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Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify and approved by, and subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.”

As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s length transaction. The use of fair value prices by the Fund may result in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Index to track general stock market performance. The Corporations’ only relationship to Amplify Investments (“Licensee”) is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

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The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Financial performance information prior to January 26, 2024 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on January 29, 2024. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the current independent registered public accounting firm, for the most recent fiscal year ended September 30, 2024. The information for fiscal years or periods (as applicable) prior to the fiscal year ended September 30, 2024 was audited by another independent registered public accounting firm. The most recent report, along with the Fund’s financial statements appear in the Fund’s Form N-CSR.

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Per Share Data:
Net Asset Value, Beginning of Year	$8.45	$9.11	$11.82	$13.79	$9.45

Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.02)	0.01	(0.01)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments(b)	4.43	(0.63)	(2.68)	(1.76)	4.56
Total from investment operations	4.42	(0.65)	(2.67)	(1.77)	4.51

Less Distributions From:
Net Investment Income	—	(0.01)	(0.04)	(0.20)	(0.17)
Total Distributions	—	(0.01)	(0.04)	(0.20)	(0.17)

ETF Transaction Fees Per Share	0.00 (c)	—	0.00 (c)	0.00 (c)	—
Net Asset Value, End of Year	$12.87	$8.45	$9.11	$11.82	$13.79
Total Return	52.30%	-7.23%	-22.63%	-13.06%	48.06%

Ratios/Supplemental Data:
Net Assets at End Year (000’s)	$1,044,021	$580,398	$606,358	$727,987	$408,319
Ratio of Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09)%	(0.16)%	0.12%	(0.10)%	(0.46)%
Portfolio Turnover Rate(d)	56%	80%	34%	26%	71%

(a)        Net investment income per share has been calculated based on average shares outstanding during the year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)        Amount represents less than $0.005 per share.

(d)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Junior Silver Miners ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Samsung SOFR ETF

(NYSE Arca — SOFR)

PROSPECTUS

January 28, 2025

Amplify Samsung SOFR ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is an actively managed exchange-traded fund (an “ETF”).

The Fund intends to list and principally trade its shares on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Amplify Samsung SOFR ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Samsung SOFR ETF seeks to provide investors with current income equal to the returns of the Secured Overnight Financing Rate (SOFR).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$20	$64	$113	$255

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF that seeks to closely replicate the performance of the SOFR, as published by the Federal Reserve Bank of New York (New York Fed). Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in investment instruments selected by Samsung Asset Management (New York), Inc., the Fund’s sub-adviser (“Samsung” or the “Sub-Adviser”) with the goal of achieving the returns that closely replicate the performance of SOFR after Fund fees and expenses and prior to any distributions payable by the Fund. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund.

SOFR

SOFR is a short-term benchmark rate that measures the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities in the repurchase market and is intended to serve as a rate upon which other debt transactions can be benchmarked. SOFR is announced by the New York Fed at 8:00 a.m. E.T. each day and is calculated based on the daily repurchase agreement (“repo”) transactions secured by U.S. Treasuries. SOFR is published one business day following its value date (the day when overnight trades were negotiated), by the New York Fed on its website. SOFR is subject to revision at 2:30 p.m. E.T. if the change in rate exceeds one basis point on the same day of initial publication. While the Fund will seek to provide shareholders with the returns of SOFR after the payment of Fund fees and expenses, shareholder returns will be reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. See “Additional Information About the Fund’s Strategies and Risks — Additional Information about SOFR” for additional information about SOFR.

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The Fund’s Investments

The Fund will seek to achieve returns that closely replicate the performance of the SOFR, before fees and expenses. The Fund expects to achieve such returns by investing principally in repos. Under a repo, the Fund acquires predetermined collateral investments from financial institutions, such as banks and broker-dealers as are deemed to be creditworthy by the Sub-Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repo’s repurchase price generally equals the price paid by the Fund plus interest negotiated by the Fund and financial institution (which may be more or less than the rate on the underlying portfolio security).

The Fund may, from time to time, also invest in over-the-counter (“OTC”) swap agreements with one or more financial institutions. In a “swap” transaction, the Fund agrees with a swap counterparty to exchange the return (or differentials in rates of return) earned or realized on predetermined collateral investments for a specified time period. The Fund’s investments in swaps, if any, are expected to be in interest rate swap agreements whereby the Fund and swap counterparty exchange or swap payments based on changes in an interest rate or rates, such as SOFR. The terms of any OTC swap agreement are expected to provide payments whereby only the net amount is paid to the counterparty entitled to receive the net payment. The Fund’s obligations (or rights) under any such OTC swap agreement will be equal only to the net amount to be paid or owed under the agreement, based on the relative values of the positions held by each counterparty. The Fund may also purchase short term notes with obligations to pay a specified sum, plus interest, to the Fund, typically within one year.

Collateral Investments

The Fund expects to hold cash, cash-like instruments or high-quality securities to support the Fund’s repos, as collateral for any OTC swap agreements and for investment purposes (collectively the “Collateral Investments”). The Collateral Investments are expected to consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses, each rated investment grade or determined by the Sub-Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

Diversification Status. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities, which would cause it to incur related costs and expenses. The use of cash creations may cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Because the Fund intends to effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units, generally authorized participants, in the form of creation and redemption transaction fees. Cash purchases and redemptions may increase such transaction costs which may decrease the Fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an authorized participant, which could negatively impact the Fund’s ability to achieve its investment objective.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular investment without actually purchasing the investment. The Fund’s use of such financial instruments, including swap arrangements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. The Fund will typically attempt to minimize counterparty risk by engaging in repos and OTC derivatives transactions with creditworthy entities, including the financial institutions with respect to the OTC swap agreements. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund, including

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failure to provide the desired rate of return and failure of the Fund to meet its obligation under a swap agreement. The Fund’s ability to use swap agreements may be restricted by tax rules applicable to registered investment companies. Finally, the Fund’s ability to use swap agreement with particular counterparties may also be subject to position limits with securities related issuers under the 1940 Act.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The usage of derivative instruments by the Fund, including its usage of swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments as they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by a number of factors that affect markets broadly. Derivative contracts ordinarily have leverage inherent in their terms, and the low margin deposits normally required in trading derivatives permit a high degree of leverage. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. The use of leverage may also require the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss, and therefore, amplify the effects of market volatility on share prices. Derivatives also expose the Fund to counterparty risk and to credit risk. Additionally, derivatives may be subject to numerous special and complex tax rules, which could cause adverse tax consequences and impact the amount, timing or character of income distributed by the Fund. To the extent the Fund enters utilizes derivatives, including entering into swap agreements, it will do so pursuant to the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a Fund portolio holding will be determined based on relevant market, trading and investment specific considerations as set out in the Funds’ liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). To the extent the Fund invests in repos that cannot be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment, such investments would be deemed illiquid. Any such investment may have an adverse effect on the Fund’s performance, as the Fund could lose money if it is unable to dispose of such investments at a time or price that is most beneficial to the Fund. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such

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events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repos may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repo is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the

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seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from other more established rates and there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other more established rates would have performed at any time. SOFR is a relatively new reference rate, has not yet been widely implemented and may not be widely accepted in the market. Due to SOFR’s limited history, the future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise.

SOFR may be more volatile than other, more established benchmark rates. The Fund’s investments may fluctuate more than floating rate debt securities that are linked to less volatile rates. In addition, the volatility of SOFR has reflected the underlying volatility of the overnight U.S. Treasury repo market. The New York Fed has at times conducted operations in the overnight U.S. Treasury repo market in order to help maintain the federal funds rate within a target range. There can be no assurance that the Federal Reserve Bank of New York will continue to conduct such operations in the future, and the duration and extent of any such operations is inherently uncertain. The effect of any such operations, or of the cessation of such operations to the extent they are commenced, is uncertain and could be materially adverse to the Fund.

Swap Agreement Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, swaps trading over-the-counter may be considered illiquid. Liquidity risk exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to liquidate an OTC swap agreement at an advantageous time or price, which may result in significant losses to the Fund. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The Fund may invest in an OTC swap agreement with one or more financial institutions in the pursuit of its investment objective and to deliver its sought-after returns. The use of OTC swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the reference asset for the swap agreement. OTC swap agreements are highly specialized instruments that require investment techniques, risk analyses, and tax planning that differs from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap agreement requires an understanding of not only the reference asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement. Many OTC swap agreements are complex and may be valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. OTC swap agreements typically provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a party’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The use of an OTC swap agreement also involves credit risk, specifically that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

The Fund may enter into swaps directly (“unfunded swaps”). In an unfunded swap model, the Fund buys and holds a basket of securities. The Fund then enters into a swap agreement with the swap counterparty. Under the agreement, the Fund will pay out the return it earns from the basket of securities to the swap counterparty, and in exchange, the swap counterparty will pay the returns of a specified reference asset or index to the Fund. In an unfunded swap the Fund directly holds its own collateral. Unfunded swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to such swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

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Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s swap strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps and/or will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to RICs. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification test as if the counter party were the issuer of the swaps. If the income is not qualifying income or the issuer of the swap contract is not appropriately the counterparty or the referenced asset, respectively, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31

6%
5%
4%
3%
2%
1%
0%
5.21%
2024

The Fund’s highest quarterly return was 1.33% (quarter ended September 30, 2024) and the Fund’s lowest quarterly return was 1.16% (quarter ended December 31, 2024).

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Average Annual Total Return as of December 31, 2024
Amplify Samsung SOFR ETF	1 Year	Since Inception (11/14/2023)
Return Before Taxes	5.21%	5.25%
Return After Taxes on Distributions	3.04%	3.14%
Return After Taxes on Distributions and Sale of Fund Shares	3.05%	3.11%
ICE BofA US Dollar Overnight Deposit Bid Rate Total Return Index (reflects no deduction for fees, expenses or taxes)	5.37%	5.39%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	5.67%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Samsung Asset Management (New York), Inc.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Yunjae Hwang, Portfolio Manager at Samsung

•        Woongmin Greg Chun, Portfolio Manager at Samsung

•        Evan Richert, CFA, Portfolio Manager at Samsung

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in November 2023.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”) or such other aggregation amount as determined by the officers of the Trust to be in the best interests of shareholders, in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

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TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. The investment objective of the Fund is to provide investors with current income equal to the returns of the Secured Overnight Financing Rate (SOFR). The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund seeks to closely replicate the performance of the SOFR, as published by the Federal Reserve Bank of New York (New York Fed). Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in investment instruments selected by the Sub-Adviser, which are expected to be principally in repos.

Additional Information about SOFR

SOFR is a short-term benchmark rate that measures the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities in the repurchase market and is intended to serve as a rate upon which other debt transactions can be benchmarked. SOFR is announced by the New York Fed at 8:00 a.m. E.T. each day and is calculated based on the daily repurchase agreement (“repo”) transactions secured by U.S. Treasuries. SOFR is published one business day following its value date (the day when overnight trades were negotiated), by the New York Fed on its website. The returns of the SOFR sought by the Fund will be reduced by the Fund’s annual management fee and will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

The Federal Reserve Bank of New York (New York Fed) publishes the SOFR rate it has calculated for transactions on the previous U.S. Government Securities Business Day (a day on which treasury securities are traded). The New York Fed publishes the overnight SOFR rate at 8:00 a.m. ET, but it is subject to revision at 2:30 p.m. ET if there is a mistake or missing data. Rates are available on the New York Fed’s website. Rate revisions will only occur if the change in the rate exceeds one basis point and only on the same day as initial publication. Any time a rate is revised, a footnote would indicate the revision. Updated SOFR summary statistics are published on a lagged basis shortly after the end of each quarter.

There are several different types of SOFR calculations, including:

Daily Simple SOFR: calculated using simple interest over the current interest period. For Daily Simple SOFR, the overnight SOFR rate is sourced daily and multiplied by the outstanding principal of the loan. The overnight SOFR rate is published by the Federal Reserve.

Daily Compounded SOFR: uses the overnight SOFR rate, which is then compounded daily during the interest period to determine the loan’s interest rate.

Term SOFR: produced from the SOFR derivatives markets and administered by the CME Group Benchmark Administration Limited (and not the New York Fed). Term SOFR is a forward-looking SOFR rate and is developed based on actual SOFR future transactions. It has one-month, three-month, six-month, and 12-month tenors.

SOFR Averages: compounded averages of the SOFR over rolling 30, 90, and 180 calendar day periods. The rate is known before the start of the interest period and can be calculated using the compounded average of SOFR that is published on each business day by the New York Fed.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

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Fund Investments

REPURCHASE AGREEMENTS

The Fund will enter into repurchase agreements. A repo is an agreement to purchase a security from a party at one price and a simultaneous agreement to sell it back to the original party at an agreed-upon price, typically representing the purchase price plus interest. Repos may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. A Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repo. If a Fund’s counterparty should default on its obligations and a Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, a Fund may have to borrow cash, subject to certain legal limits, or realize a loss.

SWAP AGREEMENTS

The Fund may enter into an OTC swap agreement with financial institutions to pursue its investment objective. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. If the reference asset has a dramatic intraday move that causes a material decline in net assets, the terms of the Fund’s swap agreements may permit the counterparties to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with its investment objective. Any costs associated with using swap agreements may also have the effect of lowering the Fund’s returns. The Fund will use fair value pricing pursuant to the fair value procedures adopted by Amplify as the “Valuation Designee” pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board. The Fund will enter into swap agreements pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

SHORT TERM NOTES

The Fund may purchase Short-Term Notes. Short-Term Notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of notes exposes the Fund to the credit risk of the issuer of the product. Notes may be leveraged, increasing the volatility of each note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates. The Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

MONEY MARKET FUNDS

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market fund.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

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Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities, which would cause it to incur related costs and expenses. The use of cash creations may cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Because the Fund intends to effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units, generally authorized participants, in the form of creation and redemption transaction fees. Cash purchases and redemptions may increase such transaction costs which may decrease the Fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an authorized participant, which could negatively impact the Fund’s ability to achieve its investment objective.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular investment without actually purchasing the investment. The Fund’s use of such financial instruments, including swap arrangements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. The Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions with creditworthy entities, including the financial institutions with respect to the OTC swap agreements. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund, including failure to provide the desired rate of return and failure of the Fund to meet its obligation under a swap agreement. The Fund’s ability to use swap agreements may be restricted by tax rules applicable to registered investment companies. Finally, the Fund’s ability to use swap agreement with particular counterparties may also be subject to position limits with securities related issuers under the 1940 Act.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The usage of derivative instruments by the Fund, including its usage of swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments as they may be more sensitive to changes in economic market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset, a physical asset, or a market index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by a number of factors that affect markets broadly. Derivative contracts ordinarily have leverage inherent in their terms, and the low margin deposits normally required in trading derivatives permit a high degree of leverage. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. The use of leverage may also require the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss, and therefore, amplify the effects of market volatility on share prices. Derivatives also expose the Fund to counterparty risk and to credit risk. Additionally, derivatives may be subject to numerous special and complex tax rules, which could cause adverse tax consequences and impact the amount, timing or character of income distributed by the Fund. To the extent the Fund enters utilizes derivatives, including entering into swap agreements, it will do so pursuant to the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

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Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a Fund portolio holding will be determined based on relevant market, trading and investment specific considerations as set out in the Funds’ liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). To the extent the Fund invests in repos that cannot be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment, such investments would be deemed illiquid. Any such investment may have an adverse effect on the Fund’s performance, as the Fund could lose money if it is unable to dispose of such investments at a time or price that is most beneficial to the Fund. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repos ments may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repo is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the

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Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from other more established rates and there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other more established rates would have performed at any time. SOFR is a relatively new reference rate, has not yet been widely implemented and may not be widely accepted in the market. Due to SOFR’s limited history, the future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise.

SOFR may be more volatile than other, more established benchmark rates. The Fund’s investments may fluctuate more than floating rate debt securities that are linked to less volatile rates. In addition, the volatility of SOFR has reflected the underlying volatility of the overnight U.S. Treasury repo market. The New York Fed has at times conducted operations in the overnight U.S. Treasury repo market in order to help maintain the federal funds rate within a target range. There can be no assurance that the Federal Reserve Bank of New York will continue to conduct such operations in the future, and the duration and extent of any such operations is inherently uncertain. The effect of any such operations, or of the cessation of such operations to the extent they are commenced, is uncertain and could be materially adverse to the Fund.

Swap Agreement Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund. A swap agreement could result in losses if the underlying reference or asset does not perform as anticipated. In addition, swaps trading over-the-counter and may be considered illiquid. Liquidity risk exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to liquidate an OTC swap agreement at an advantageous time or price, which may result in significant losses to the Fund. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

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The Fund may invest in an OTC swap agreement with one or more financial institutions in the pursuit of its investment objective and to deliver its sought-after returns. The use of OTC swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the reference asset for the swap agreement. OTC swap agreements are highly specialized instruments that require investment techniques, risk analyses, and tax planning that differs from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap agreement requires an understanding of not only the reference asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement. Many OTC swap agreements are complex and may be valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. OTC swap agreements typically provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a party’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The use of an OTC swap agreement also involves credit risk, specifically that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

The Fund may enter into swaps directly (“unfunded swaps”). In an unfunded swap model, the Fund buys and holds a basket of securities. The Fund then enters into a swap agreement with the swap counterparty. Under the agreement, the Fund will pay out the return it earns from the basket of securities to the swap counterparty, and in exchange, the swap counterparty will pay the returns of a specified reference asset or index to the Fund. In an unfunded swap the Fund directly holds its own collateral. Unfunded swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to such swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s swap strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps and/or will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to RICs. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification test as if the counter party were the issuer of the swaps. If the income is not qualifying income or the issuer of the swap contract is not appropriately the counterparty or the referenced asset, respectively, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

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NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.20% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Investment Sub-Adviser. Samsung Asset Management (New York) Inc. serves as investment sub-adviser to the Fund.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Yunjae Hwang, Woongmin Greg Chun and Evan Richert.

Yunjae Hwang. Mr. Hwang has extensive experience in fixed income markets and trading. His expertise encompasses various aspects of fixed income investments, including both investment-grade and high-yield corporate bonds, corporate and infrastructure private debt funds, collateralized loan obligations (CLOs), and investment-grade private placements. Prior to his role at Samsung Asset Management (New York), Inc,, Mr. Hwang managed the U.S. Credit fund for Kyobo Life Insurance. His educational background includes a Bachelor of Science (B.S.) degree in Finance from Sogang University.

Woongmin Greg Chun. Mr. Chun is responsible for all aspects of portfolio management at Samsung Assement Management, New York. This includes portfolio strategy, credit research, strategy execution of U.S. dollar portfolios, and business development. Mr. Chun joined Samsung Asset Management (New York) Inc. (formerly known as Samsung Life Investment America) in 2009 as a Credit Analyst, and has extensive experience in managing U.S. dollar assets. Mr. Chun received a B.A. in Economics from University of Michigan, Ann Arbor.

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Evan Richert, CFA. Mr. Richert’s experience includes fundamental credit research, portfolio management, and fixed income trading at Samsung Asset Management (New York), Inc. After years as a credit research analyst, he has been operating as a co-portfolio manager on multiple fixed income funds. Additionally, he trades a wide breadth of bonds spanning Corporate, Municipal, Treasury, and Government Sponsored Entities across multiple counties and currencies. Prior to his role at Samsung Asset Management, Mr. Richert worked in small-cap equity research at Sidoti & Company as well as providing pre-IPO equity research at IPO Financial. He earned a Bachelor of Science (B.S.) degree in Management (concentrations in Finance & Law) from Boston University as well as the Chartered Financial Analyst (CFA) designation.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Samsung, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment. When implemented, the Fund will rely on Rule 12d1-4 under the 1940 Act, which will rescind the exemptive order issued to the Trust and provide a framework for the Fund when investing in securities of other investment companies.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner

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of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. To the extent applicable, in-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund currently intends to pay dividends from net investment income, if any, monthly. Notwithstanding the foregoing, the Fund will distribute net realized capital gains to shareholders in accordance with relevant requirements under the 1940 Act.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•       You purchase or redeem Creation Units.

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TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

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Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not, and has no current intention of, paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. All valuations are subject to review by the Trust’s Board or its delegate.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. An amortized cost method of valuation may be used with respect to debt securities with sixty days or less remaining to maturity unless the Adviser determines in good faith that such method does not represent fair value.

Certain of the Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Repurchase agreements will be valued at amortized cost, which approximates market value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. See the Fund’s SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that

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the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Rule 12d1-4 under the 1940 Act allows the Fund, subject to certain conditions, to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

Period Ended September 30, 2024(a)
Per Share Data:
Net Asset Value, Beginning of Period	$100.00

Investment Operations:
Net Investment Income(b)	4.60
Net Realized and Unrealized Gain on Investments(c)	0.01
Total from Investment Operations	4.61

Less Distributions From:
Net Investment Income	(4.46)
Total Distributions	(4.46)

ETF Transaction Fees Per Share	0.04
Net Asset Value, End of Period	$100.19
Total Return(d)	4.73%

Supplemental Data and Ratios:
Net Assets, End of Period (000’s)	$242,460
Ratio of Expenses to Average Net Assets(e)	0.20%
Ratio of Net Investment Income to Average Net Assets(e)	5.26%
Portfolio Turnover(d)(f)	—%

(a)        Inception date of the Fund was November 14, 2023.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)        Not annualized for periods less than one year.

(e)        Annualized for periods less than one year.

(f)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Samsung SOFR ETF
Dated: January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

(NYSE Arca — SWAN)

PROSPECTUS

January 28, 2025

Amplify BlackSwan Growth & Treasury Core ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered investment management company. The Fund is not a money market fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMPLIFY BLACKSWAN GROWTH & TREASURY CORE ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify BlackSwan Growth & Treasury Core ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network BlackSwan Core Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index, which will primarily include U.S. Treasury securities and long-dated call options (“LEAP Options”) and/or FLexible EXchange® option contracts (“FLEX Options” and collectively with LEAP Options, “Options”) on the SPDR S&P 500 ETF Trust (“SPY”). The Fund is not a money market fund. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-advisers, Cerity Partners LLC (“Cerity”) and Tidal Investments LLC (“Tidal,” and with Cerity, the “Sub-Advisers”), manage the investment of the Fund’s assets. The index provider is S-Network Global Indexes, Inc. (“S-Network” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (the “Adviser”) or either Sub-Adviser.

LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

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The Index is a rules-based, quantitative index that seeks to provide capital protection against the unpredictable, rare and highly disruptive events that have come to be referred to as “Black Swans.” The Index’s strategy is designed to allow for some participation in the investment gains experienced by the S&P 500 Index while still providing a buffer against significant losses. The Index seeks to provide such returns by allocating approximately 10% of its index market capitalization to a portfolio of Options on SPY and approximately 90% of its index market capitalization in a portfolio of U.S. Treasury securities. The SPY Options utilize SPY as the reference asset in order to provide the exposure to the S&P 500 Index. Due to the terms of these SPY Options (which are discussed in more detail below), these positions allow the equity portion of the Index to participate in approximately 70% of the upside experienced by SPY over a full market cycle. The U.S. Treasury securities portion of the portfolio is included to help mitigate against significant losses. By allocating approximately 90% of its index market capitalization to U.S. Treasury securities, the Index seeks to create a portfolio buffer that is positioned to preserve capital in the event of a “Black Swan” event. The Index is not designed to provide investment returns that correspond closely with the returns of the S&P 500 Index. The Fund is not an appropriate investment for investors who seek such returns.

The SPY Options portfolio is composed of in-the-money Options that, at the time of purchase, have expirations of at least one year and one day in the future and expire in either June or December, as applicable. An “in-the-money” option contract is one that currently presents a profit opportunity due to the relationship between the strike price and the current price of the reference asset. For purchased call option contracts, such as the SPY Options held by the Fund, an in-the-money option contract is one with a strike price that is below the current price of the underlying reference asset. The Options utilized by the Fund will generally have a delta of 70 at the time of purchase, meaning that for every $1.00 of movement in the share price of SPY, each Option will have a corresponding movement of $0.70. Therefore, while not subject to a return cap when SPY experiences gains, the Index generally only participates in approximately 70% of the gains experienced by SPY over a full market cycle. When SPY experiences losses, the SPY Options portfolio participates in approximately 70% of such losses experienced by SPY, but those losses are mitigated by the Index’s approximately 90% position in U.S. Treasury securities.

The U.S. Treasury securities portfolio is composed of U.S. Treasury securities that cumulatively provide an intermediate duration. This duration was selected as the Index’s target duration to seek to lower portfolio risk levels by increasing the probability of low correlation of the U.S. Treasuries to the U.S. equities markets. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a duration of 10 years would be expected to drop by approximately 10% in response to a 1% increase in interest rates. An “intermediate duration,” is generally referred to as a security with a duration of 5 to 10 years.

The Index reconstitutes and rebalances every June and December. At each June reconstitution, the Index liquidates its existing June Options and purchases Options that expire the following June. The December Option positions will remain unchanged at each June reconstitution. At each December reconstitution, the Index liquidates its existing December Options and purchases Options that expire the following December. The June Options positions will remain unchanged at each December reconstitution. So as to maintain the desired allocation of the portfolio, net gains or losses derived from the reconstitutions of the Options positions are added to or subtracted from the U.S. Treasury securities portfolio at each reconstitution. The Index also rebalances the U.S. Treasury securities portfolio any time the portfolio’s target duration deviates by more than 0.5 years. For more information regarding the Index methodology, please see the section entitled “Additional Information About the Fund’s Strategies and Risks.”

Diversification Status. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemption for in-kind securities. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also

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result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The use of derivative instruments, such as options contracts, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than to hedge (or offset) the risk of a position or security held by the Fund. The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Income Risk. The income from debt securities could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

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Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Liquidity Risk. In the event that trading in the underlying Options is limited or absent, the value of the Fund’s Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the Options. The trading in Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the Options, terminating the Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although the Fund invests approximately 90% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the U.S. equities market, the Fund may experience losses in excess of 10%.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Tax Risk. The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. Gains or losses on options contracts not qualifying as “Section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, often, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

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Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
-10%
-20%
-30%
22.25%
16.62%
10.34%
-27.36%
11.80%
13.38%
2019
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 12.05% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -13.32% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2024
Amplify BlackSwan Growth & Treasury Core ETF	1 Year	5 Years	Since Inception (11/05/2018)
Return Before Taxes	13.38%	3.45%	5.77%
Return After Taxes on Distributions	12.20%	2.37%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares	7.91%	2.26%	4.05%
S-Network BlackSwan Core Total Return Index (reflects no deduction for fees, expenses or taxes)	15.76%	4.31%	6.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	15.14%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

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Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC.

Sub-Advisers. Cerity Partners LLC and Tidal Investments LLC.

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dan Cupkovic, CFP, Director of Investments at Cerity

•        Dr. Indu Chhachhi, Senior Advisor and Researcher at Cerity

•        Matt Westfall, CFA, Director of Investment Operations at Cerity

•        Charles A. Ragauss, CFA, Head of Trading and Portfolio Manager at Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in 2018.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses an “indexing” investment approach, in that it attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index. One means of evaluating the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. The Fund is not a money market fund.

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries.

Additional Information about the Index

The S-Network BlackSwan Core Index (Ticker: SWANXT) tracks the performance of a portfolio composed of U.S. Treasury securities and SPY Options. On each rebalancing date, the Index targets 90% of its index market capitalization in U.S. Treasury securities and 10% targets of its index market capitalization in SPY Options.

Options Portfolio. The Options portfolio is composed of in-the-money Options that, at the time of purchase, have expirations of at least one year and one day in the future and expire in either June or December, as applicable. Each Option will use SPY as its reference asset. The Index holds June and December SPY Options in a notional amount equal to the capitalization of the Index. The Options will generally have a delta of 70 at the time of purchase. The Options portfolio holds 5% of its allocated Index market capitalization in June 70-delta call SPY Options and 5% in December 70-delta call SPY Options. Initially, and at each subsequent Index rebalance date, calls that are purchased should all have at least one year plus one day until expiration when available. Otherwise, the contract with the furthest expiration is purchased for the given month. The 70-delta rule only applies to initial purchases on the rebalance date. Should there not be a 70-delta option, the closest option above 70 will be utilized. On any given rebalance date, the non-traded tranche of options will not be trimmed/added to or rebalanced back to 70-delta calls.

The Index’s Options portfolio is reconstituted on the first trading day of June and December. At each June reconstitution, the Index liquidates its existing June Options and purchases June Options that expire the following June. The December Options positions will remain unchanged at each June reconstitution. At each December reconstitution, the Index liquidates its existing December Options and purchases December Options that expire the following December. The June Options positions will remain unchanged at each December reconstitution. Net gains or losses derived from the reconstitutions of the Options positions will be added to or subtracted from the treasury portfolio at each reconstitution. Share weights will be based on “ask” prices as of the close of trading on the first business day of the last month of each calendar half.

U.S. Treasury Securities Portfolio. The U.S. Treasury securities portfolio is comprised of U.S Treasury securities that cumulatively provide an intermediate duration. This duration targeted by the Index seeks to lower portfolio risk levels by increasing the probability of low correlation of the U.S. Treasuries to the U.S. equities markets. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a duration of 10 years would be expected to drop by approximately 10% in response to a 1% increase in interest rates. The U.S. Treasury portfolio is expected to have an “intermediate duration,” which is generally referred to as a security with a duration of 5 to 10 years.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

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Fund Investments

U.S. TREASURY SECURITIES

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

OPTION CONTRACTS

The Fund’s investments in options contracts will primarily be long-term equity anticipation securities known as LEAP Options or FLexible EXchange® option contracts known as FLEX Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

The Fund purchases call option contracts. By purchasing call option contracts, the Fund purchases the right (but not the obligation) to purchase the reference asset at a pre-determined price (the “strike price”) in exchange for a premium to the seller. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transactions Risk. The Fund intends to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

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Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The use of derivative instruments, such as options contracts, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than to hedge (or offset) the risk of a position or security held by the Fund. The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. The Fund enters into option contracts pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Fluctuation of Net Asset Value Risk. Shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The net asset value of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to Shares trading at a premium or discount to NAV. However, because Shares can be created and redeemed in creation units at NAV, the Adviser believes that

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large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that Shares normally will trade on its Exchange at prices close to the Fund’s next calculated NAV, Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, authorized participants, or other market participants, and during periods of significant market volatility, may result in trading prices for Shares that differ significantly from its NAV. authorized participants may be less willing to create or redeem Shares if there is a lack of an active market for such Shares or underlying investments, which may contribute to Shares trading at a premium or discount to their NAV.

Income Risk. The income from debt securities could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets.

Liquidity Risk. In the event that trading in the underlying Options is limited or absent, the value of the Fund’s Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the Options. The trading in Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the Options, terminating the Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

Loss Mitigation Risk. There is no guarantee that the strategy utilized by the Index will be successful in its attempt to mitigate against significant losses. Although, the Fund invests approximately 90% of its net assets in U.S. Treasury securities, in the event that a rise in interest rates coincides with a decline in the U.S. equities market, the Fund may experience losses in excess of 10%.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

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Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset of the option contract, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Tax Risk. The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. Gains or losses on options contracts not qualifying as “Section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, often, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

ADDITIONAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

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Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay Amplify Investments an annual management fee equal to 0.49% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Advisers. Tidal Investments LLC, f/k/a Toroso Investments, LLC, is a registered investment adviser with its offices at 625 Avis Drive, 98 North Broadway, Suite 2, Massapequa, New York, 11758. The Trust, on behalf of the Fund, and Amplify Investments have engaged Tidal to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Tidal Sub-Advisory Agreement”). In this capacity, Tidal has overall responsibility for selecting and continuously monitoring the Fund’s investments. As compensation for its services, Amplify Investments has agreed to pay Tidal an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Tidal’s sub-advisory fee. The Fund does not directly pay Tidal.

Cerity Partners LLC is a registered investment adviser with its offices at 335 Madison Avenue, 23rd Floor, New York, NY 10017. The Trust, on behalf of the Fund, and Amplify Investments have engaged Cerity to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Cerity Sub-Advisory Agreement” and together with the Tidal Sub-Advisory Agreement, the “Sub-Advisory Agreements”). As compensation for its services, Amplify Investments has agreed to pay Cerity an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Cerity’s sub-advisory fee. The Fund does not directly pay Cerity.

A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement and Sub-Advisory Agreements is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The members are of the portfolio management team for the Fund are Dan Cupkovic, Indu Chhachhi, Matt Westfall, Charles A. Ragauss and Michael Venuto.

Dan Cupkovic, CFP. Mr. Cupkovic serves as Director of Investment at Cerity (formerly ARGI Investment Services, LLC). He joined Cerity in 2008. Mr. Cupkovic is a member of the Cerity Investment Committee, which actively oversees the Cerity managed investment strategies. In addition to his investment role, Mr. Cupkovic works as a lead advisor for institutional accounts and high net worth clientele.

Indu Chhachhi. Dr. Chhachhi serves as Investment Committee Member and Research at Cerity. Dr. Chhachhi joined Cerity in 2006 as a Financial Planner. Dr. Chhachhi has a doctorate in finance from Southern Illinois University and has been teaching finance at the university level since 1990. He served as the Chair of the Finance Department at Western Kentucky University from 1999 – 2007 and returned to this position in 2017. Currently, he is the Professor of Finance at WKU. He also serves as the Director of the Tennessee Valley Authority’s Investment Challenge Program.

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Matt Westfall, CFA. Mr. Westfall serves a Portfolio Manager at Cerity. He joined Cerity in 2010. He has a B.S./B.A. in Finance and Marketing from Ohio State University and earned his Chartered Financial Analyst® designation from the CFA Institute. Mr. Westfall has previous experience in investment banking developing research.

Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Tidal, having joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Michael Venuto. Mr. Venuto is a co-founder and has been the Chief Investment Officer of Tidal since 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any sub-adviser(s) — including Cerity and Tidal, each in its capacity as a Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares trade under the symbol “SWAN.”

Share prices are reported in dollars and cents per Share.

For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the SEC that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into an agreement with the Fund regarding the terms of any investment.

Authorized participants may acquire Shares directly from the Fund, and authorized participant may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may affect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

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The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TREATMENT OF OPTIONS

The Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Such treatment would cause the Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund the required distributions. This process of

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recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. However, the Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

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Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are authorized participant for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to

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receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Index Information

The S-Network BlackSwan Core Index is a trademark of the Index Provider and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser, either Sub-Adviser or the Distributor. The Fund is entitled to use the Index pursuant to a sub-licensing agreement with the Adviser.

The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index and the marketing names and licensed trademarks of S-Network (the “Index Trademarks”). The Adviser is sub-licensing rights to the Index to the Fund. Additionally, S-Network serves as calculation agent for the Index (the “Calculation Agent”).

No entity that creates, compiles, sponsors or maintains the Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Sub-Advisers, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Index.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. S-Network makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. S-Network’s only relationship to Amplify is the licensing of certain trademarks and trade names of S-Network Global Indexes, Inc. and of the S-Network BlackSwan Core Index which is determined, composed and calculated by S-Network without regard to Amplify or the Fund, S-Network has no obligation to take the needs of Amplify or the owners of the Fund into consideration in determining, composing or calculating the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AMPLIFY, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S-NETWORK AND AMPLIFY.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$23.17	$24.63	$35.72	$30.87	$28.57	$25.00

Investment Operations:
Net Investment Income(b)	0.70	0.74	0.33	0.09	0.12	0.43
Net Realized and Unrealized Gain (Loss) on Investments(c)	7.30	(1.43)	(9.41)	5.25	3.05	3.52
Total from Investment Operations	8.00	(0.69)	(9.08)	5.34	3.17	3.95

Less Distributions From:
Net Investment Income	(0.74)	(0.77)	(0.38)	(0.07)	(0.19)	(0.38)
Net Realized Gains	—	—	(1.63)	(0.42)	(0.68)	—
Total Distributions	(0.74)	(0.77)	(2.01)	(0.49)	(0.87)	(0.38)

ETF Transaction Fees Per Share	0.00(d)	—	—	—	0.00(d)	—
Net Asset Value, End of Year/Period	$30.43	$23.17	$24.63	$35.72	$30.87	$28.57
Total Return(e)	34.80%	-2.97%	-26.77%	17.44%	11.29%	15.94%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$290,916	$181,683	$274,398	$911,467	$685,231	$124,299
Ratio of Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.81%	2.92%	1.08%	0.25%	0.40%	1.64%
Portfolio Turnover(e)(f)	61%	218%	286%	194%	162%	154%

(a)        Inception date of the Fund was November 5, 2018.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(c)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(d)   Amount represents less than $0.005 per share.

(e)    Not annualized for periods less than one year.

(f)    Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify BlackSwan Growth & Treasury Core ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify Weight Loss Drug & Treatment ETF

(NYSE Arca — THNR)

PROSPECTUS

January 28, 2025

Amplify Weight Loss Drug & Treatment ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is a passively-managed exchange-traded fund (an “ETF”). The Fund intends to list and principally trade its shares on the NYSE Arca, Inc. (the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY WEIGHT LOSS DRUG & TREATMENT ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify Weight Loss Drug & Treatment ETF seeks investment results that generally correspond to the performance (before fees and expenses) of the VettaFi Weight Loss Drug & Treatment Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.59%

(1)        Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS
$60	$189

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the Index. VettaFi LLC, a wholly-owned subsidiary of TMX Group Limited developed and maintains the Index (the “Index Provider”). Amplify Investments LLC is the investment adviser to the Fund (“Amplify” or the “Adviser”) and Penserra Capital Management LLC serves as the investment sub-adviser to the Fund (“Penserra” or the “Sub-Adviser”). The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s portfolio managers believe it is in the best interests of the Fund. The Index includes common stocks and/or depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Index Provider is not affiliated with the Fund, the Adviser, or the Sub-Adviser.

The Index. The Index is comprised of global companies who are manufacturers in the GLP-1 agonist (glucagon-like peptide) pharmaceutical business or who enable such business. GLP-1 agonists seek to lower blood sugar levels and reduce appetite and promote fullness, with the ultimate potential for weight loss. The Index seeks to identify companies associated with the manufacturing or supporting of GLP-1 agonists drugs that have the expectation to benefit economically from the development, approval or market adoption of GLP-1 agonist drugs. The Index begins with a universe of common stocks issued by companies located in developed and emerging market countries

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around the world deemed by the Index Provider to have sufficient access, liquidity and foreign exchange markets to support a fund’s foreign investment trading. From this initial universe, to be eligible for inclusion in the Index, a company must have a market capitalization greater than or equal to $500 million and a three-month average daily trading volume of at least $1 million. For Index inclusion, the constituents must meet the requirements of the Index to be classified as a GLP-1 agonist “Drug Manufacturer” or “Enabler.”

•        “Drug Manufacturers” are those companies with GLP-1 agonist drugs that have either been launched or are currently in U.S. Food and Drug Administration (FDA) clinical trials.

•        “Enablers” are those companies engaged in the outsourced development and manufacturing of GLP-1 agonist drugs, including companies conducting measurement and analysis or other work that supports GLP-1Agonist production and distribution. Enablers include contract development and manufacturing organizations that have been contracted for the development and manufacturing of GLP-1 agonist drugs and those companies involved in the distribution or administration of GLP-1 agonist drugs, including the coordination of prescriptions and drug-delivery mechanisms.

Each resulting constituent selected for inclusion in the Index is defined as a “Weight Loss Drug and Treatment Company.” Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Weight Loss Drug and Treatment Companies.

The Drug Manufacturer segment comprises 70% of the weight of the Index and the Enablers segment comprises the remaining 30% of the Index at the time of rebalance. Each constituent within a given segment is weighted according to its float-adjusted market cap, which is determined by taking the company’s price and multiplying it by the number of shares readily available in the market. Within the Drug Manufacturer segment, a company at the commercial or phase 3 stage are capped at 15% of the Index, and a company at the phase 2 stage or lower stage are capped at 5% of the Index. A company included in the Enabler segment is capped at a weight of 5% of the Index. Finally, the sum of all constituent weights greater than 5% must be less than or equal to 45% of the Index. Excess weights above the stated caps are redistributed to the constituents within the given segment.

The Index is reconstituted and rebalanced quarterly, after the close of business on the third Friday of each March, June, September and December. For each reconstitution of the Index, constituents are determined based on data as of the last business day in each of February, May, August and November. Prices for determining weights for rebalances of the Index are determined on the Thursday prior to the second Friday of each March, June, September, and December. As of September 30, 2024, the Index was comprised of 30 securities. See “Additional Information About the Fund’s Strategies and Risks — The Index” below for additional information regarding the Index.

Concentration and Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries, except to the extent the Index concentrates in an industry or group of identified industries. As of the date of this prospectus, Fund has significant exposure to companies in the health care sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry. To the extent that the Index concentrates in the securities of issuers in a particular industry, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry, the Fund may face more risks than if it were diversified broadly over numerous industries. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

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Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Emerging Markets Risk. The Fund expects to invest in Index constituents located in emerging markets. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic.

Equity Securities Risk. The Fund invests in equity securities of companies that comprise the Index. The value of the Shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

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Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that does not properly track the performance of the Index. As a result, the Fund may not achieve its investment objective.

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Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Sector Risk. To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader markets.

•        Health Care Sector Risk. Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

•       Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection of intense competition.

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Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in May 2024.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses an “indexing” investment approach, in that it attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment objective is to provide investment results that generally correspond to the performance (before fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index.

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Index. The Index is comprised of global companies who are manufacturers in the GLP-1 pharmaceuticals business or who enable such business. The initial universe of global companies begins with constituents of the VettaFi Full World Index from countries deemed by the Index Provider to have sufficient access, liquidity and foreign exchange markets to support a fund’s foreign investment trading. The VettaFi Full World Index is designed to provide an accurate coverage of developed and emerging markets, which include the following countries as of the date of this prospectus: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates. United Kingdom and United States. China constituents are restricted to Hong Kong listing and depository receipts. Indian constituents are restricted to depository receipts. From this initial universe, only companies who have market capitalizations of over $500 million and a three-month average daily trading volume of at least $1 million are eligible for inclusion in the Index. From these eligible securities, the Index selects securities that are either Drug Manufacturers (which comprise 70% of the weight of the Index as of rebalance dates) or Enablers (which comprise 30% of the weight of the Index as of rebalance dates).

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in Weight Loss Drug and Treatment Companies. The Name Policy may be changed by the Board without shareholder approval upon 60 days’ prior notice.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

EQUITY SECURITIES

The Fund invests in equity securities, including common stocks and/or depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. ADRs are certificates that evidence ownership of shares of a non-U.S. issuer and are alternatives to purchasing directly the underlying non-U.S. securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.

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Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Emerging Markets Risk. The Fund expects to invest in Index constituents located in emerging markets. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic.

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Equity Securities Risk. The Fund invests in equity securities of companies that comprise the Index. Equity securities present certain risks, including the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries. Equity securities risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

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Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the COVID-19 pandemic and efforts to contain its spread resulted in extreme volatility in the financial markets. While the development of vaccines has slowed the spread of the disease, there is no guarantee that the vaccines will be effective against emerging variants of the disease. As the global pandemic illustrated, such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. The Fund may value portfolio securities traded on a foreign exchange using fair value when an event occurs after the close of the exchange that is likely to have changed the value of the securities. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-U.S. Investment Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Passive Investment Risk. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that does not properly track the performance of the Index. As a result, the Fund may not achieve its investment objective.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Sector Risk. To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader markets.

•       Health Care Sector Risk. Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies.
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Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

•        Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection of intense competition.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The following section provides additional risk information regarding investing in the Fund.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser. Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. The Trust, on behalf of the Fund, has engaged Amplify Investments to serve as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”). In this capacity, Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. As compensation for its services, the Fund has agreed to pay

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Amplify Investments an annual management fee equal to 0.59% of its average daily net assets. Out of this management fee, Amplify Investments pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Investment Sub-Adviser. Penserra Capital Management LLC serves as investment sub-adviser to the Fund. Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563. The Trust, on behalf of the Fund, and Amplify Investments have engaged Penserra to serve as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Penserra Sub-Advisory Agreement” and collectively with the CWP Sub-Advisory Agreement, the “Sub-Advisory Agreements”). In this capacity, Penserra has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, CWP and Amplify Investments. As compensation for its services, Amplify Investments has agreed to pay Penserra an annual sub-advisory fee based upon the Fund’s average daily net assets. Amplify Investments is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Sub-Advisory Agreement is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Portfolio Managers. The portfolio management team for the Fund consists of Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Dustin also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin 23 America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Ernesto was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Ernesto holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson. Ms. Johanson is a Director at Penserra. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight

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by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Penserra, in its capacity as Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gain regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax. Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF FUND EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest

16

income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not, and has no current intention of, paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair

17

valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by VettaFi, LLC. (“VettaFi”). VettaFi makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. VettaFi’s only relationship to Amplify is the licensing of certain trademarks and trade names of VettaFi and of the VettaFi Weight Loss Drug & Treatment Index which are determined, composed and calculated by VettaFi without regard to Amplify or the Fund, VettaFi has no obligation to take the needs of Amplify or the owners of the Fund into consideration in determining, composing or calculating VettaFi Weight Loss Drug & Treatment Index. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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VETTAFI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND VETTAFI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. VETTAFI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. VETTAFI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTCES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE VETTAFI WEIGHT LOSS DRUG & TREATMENT INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VETTAFI HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBTLITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARTES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN VETTAFI AND LICENSEE.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, fund accounting and transfer agent for the Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the custodian.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

Period Ended September 30, 2024(a)
Per Share Data:
Net Asset Value, Beginning of Period	$25.21

Income from Investment Operations:
Net Investment Income(b)	0.08
Net Realized and Unrealized Gain on Investments(c)	1.46
Total from Investment Operations	1.54

Less Distributions From:
Total Distributions	—

ETF Transaction Fees Per Share	0.00 (d)
Net Asset Value, End of Period	$26.75
Total Return(e)	6.09%

Supplemental Data and Ratios:
Net Assets, End of Period (000’s)	$4,814
Ratio of Expenses to Average Net Assets(f)	0.59%
Ratio of Net Investment Income to Average Net Assets(f)	0.83%
Portfolio Turnover(e)(g)	36%

(a)        Inception date of the Fund was May 20, 2024.

(b)        Net investment income per share has been calculated based on average shares outstanding during the period.

(c)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)        Amount represents less than $0.005 per share.

(e)        Not annualized for periods less than one year.

(f)        Annualized for periods less than one year.

(g)        Portfolio turnover rate excludes in-kind transactions.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify Weight Loss Drug & Treatment ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Amplify ETF Trust

Amplify High Income ETF

(NYSE Arca — YYY)

PROSPECTUS

January 28, 2025

Amplify High Income ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered investment management company. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices of shares of the Fund may differ to some degree from their net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.” Except when aggregated in Creation Units, shares of the Fund are not redeemable securities of the Fund.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

AMPLIFY HIGH INCOME ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify High Income ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ISE High Income™ Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	2.75%
Total Annual Fund Operating Expenses	3.25%

(1)        The Acquired Fund Fees and Expenses have been restated to reflect the expenses the Adviser expects to incur for the 2025 fiscal year end as a result of a change in the Index methodology that occurred on July 19, 2024. The Fund incurred acquired fund fees and expenses of 4.28% for the fiscal year ended September 30, 2024.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$328	$1,001	$1,698	$3,549

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal period ended September 30, 2024, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Index. Because the Index is comprised of securities issued by other investment companies (as opposed to operating companies), the Fund operates in a manner that is commonly referred to as a “fund of funds,” meaning that it invests its assets in shares of funds that are included in the Index. The Index seeks to measure the performance of the common stock (or its equivalent) of the top 60 U.S. exchange-listed closed-end funds (the “Underlying Funds”), as selected and ranked according to factors employed by the Index methodology that are designed to result in a portfolio that produces high current income (the “Methodology”).

The Index universe is not limited by the types of securities or other instruments in which an Underlying Fund may invest, nor the investment strategy an Underlying Fund may employ. Thus, the Underlying Funds may invest in a variety of securities including, but not limited to, equity securities (both dividend and non-dividend paying), foreign securities (including depositary receipts), taxable investment grade fixed income securities, investment grade municipal securities, taxable high yield fixed income securities and high yield municipal securities (commonly referred to as “junk bonds”), preferred securities, convertible securities, commodities, real-estate related securities, including real estate investment trusts (“REITs”), and derivatives. The Underlying Funds may employ different investment strategies including, but not limited to, dividend strategies, global and international strategies, covered call option strategies, balanced strategies, limited duration strategies, tax and risk-managed strategies, sector strategies, real estate, energy, utility, commodity, natural resources and other equity or income-oriented strategies.

The initial Index universe begins with all closed-end funds whose shares are listed and trade on one of the following U.S. securities exchanges: the Nasdaq Stock Market®, the New York Stock Exchange, NYSE American, or the CBOE Exchange. From this initial universe, eligible constituents are then considered for inclusion based on its respective “Tier” classification, with funds qualifying as either a “Tier 1 Fund” or “Tier 2 Fund”. To be considered a “Tier 1 Fund,” a fund must meet the following criteria:

•        have net assets of at least $500 million;

•        have a six-month average daily traded value of at least $1 million;

•        have a fund yield that is greater than or equal to 1.2 times the median fund yield of dividend-paying funds within the closed-end fund universe;

•        have a trading price differential to NAV (i.e., a trading price premium or discount to NAV) that is not in the top 25th percentile of the closed-end fund universe (with funds with premiums and smaller discounts rated more highly than those with larger discounts); and

•        have an expense ratio that is less than or equal to 6%.

To be considered a “Tier 2 Fund”, a fund must meet the following criteria:

•        have net assets of at least $250 million;

•        have a fund average daily traded value of at least $800,000;

•        have a fund yield that is greater than or equal to the median fund yield of dividend-paying funds within the closed-end fund universe;

•        have a trading price differential to NAV that is not in the top 10th percentile of the closed-end fund universe; and

•        have an expense ratio that is less than or equal to 6%.

A combined rank score for each eligible Index constituent is then calculated based on the following criteria and calculated in accordance with the Index methodology: fund yield (descending); fund trading premium/discount (ascending); and fund average daily traded value (descending). Each fund is then assigned an overall rank based on its combined rank score. The Index selects the Tier 1 Funds with a rank of 1 through 60. However, if fewer than 60 Tier 1 Funds are selected, the Index includes the Tier 2 Funds with the best overall rank not already selected as Tier 1 Funds until the Index either reaches a total of 60 constituents or the list of eligible Tier 2 Funds is exhausted. While the Index seeks to have 60 components, that number is a maximum limit and not a fixed target.

Index constituents are weighted according to a “modified” fund-yield weighted methodology. The initial Index weights are determined as follows:

•        the top 30 Underlying Funds as determined by ranking Fund Yield in descending order are each assigned a weight of 3%; and

•        all remaining Underlying Funds are given equal weights such that the combined weights add up to 100%.

Initial weights are adjusted at the semi-annual rebalance to comply with the following ongoing maximum weight constraints:

•        no constituent may exceed 3.5%;

•        no constituent outside the top 30 may exceed 2%;

•        no constituent may exceed the ratio of 10 days of a constituent’s fund average daily traded value divided by 110% of the Fund’s net assets; and

•        no constituent may exceed the ratio of 2.7% of a constituent’s net assets divided by 100% of the Fund’s net assets.

The Index weight adjustment is conducted such that any excess weight from a constituent exceeding its max weight is redistributed proportionally to other eligible constituents. The Index is rebalanced and reconstituted semi-annually, effective on the trading day following the third Friday in January and July. The rebalance and reconstitution of the Index is conducted using reference data as of the third Friday of the month prior (December and June, respectively). The Index but may be adjusted more frequently for specific corporate events, as detailed in the Methodology.

The Index is unmanaged and cannot be invested in directly. The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the Underlying Funds comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the Underlying Funds in the Index.

Diversification Status. The Fund is classified as a “diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will indirectly bear a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Nasdaq, Inc. (the “Index Provider” or “Nasdaq”). There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Issuer-Specific Risk. The value of an Underlying Fund may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Management Risk. Because the Fund may not fully replicate the Index and may hold fewer than the total number of securities in the Index and may hold securities not included in the Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling security is otherwise required upon a rebalancing of the Index.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks of Investing in Closed-End Funds. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Anti-Takeover Provision Risk. The organizational documents of certain of the Underlying Funds may include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Leverage Risk. The Underlying Funds in which the Fund may invest may employ the use of leverage. As a result, the Fund may be exposed indirectly to leverage through investment in the Underlying Funds. An investment in securities of Underlying Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Risk of Market Price Discount from/Premium to Net Asset Value. The shares of the Underlying Funds may trade below (a discount) or above (a premium) to their NAV. This characteristic is a risk separate and distinct from the risk that an Underlying Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of shares of a closed-end fund depends upon whether the market price of such fund’s shares at the time of sale is above or below an investor’s purchase price for such shares, which may or may not be connected to changes in such fund’s NAV.

Risks of Investments and Strategies of the Underlying Funds. The Fund may be subject to the following risks as a result of investments and strategies pursued by the Underlying Funds:

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Covered Call Writing Risk. The Fund may invest in Underlying Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Credit Risk. Issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying Fund’s income level and share price.

Currency Risk. An Underlying Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Because an Underlying Fund’s NAV is determined in U.S. dollars, the Underlying Fund’s NAV could decline if the currency of the non-U.S. market in which an Underlying Fund invests depreciates against the U.S. dollar, even if the value of the Underlying Fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid. The SEC adopted

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) which governs the use of derivatives by funds. To the extent an Underlying Fund is noncompliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Dividend Risk. An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Dividends are paid only when declared by an issuer’s board of directors, and the amount of any dividend may vary over time.

Emerging Markets Risk. The Underlying Funds may have exposure to emerging markets. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

High Yield or Non-Investment Grade Securities Risk. High yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Illiquid Securities Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Industry and Sector Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in a single industry, group of industries, or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. The Underlying Funds’ sector and industry exposure is expected to vary over time based on the composition of the Index.

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

LIBOR Transition Risk. As of June 30, 2023, nearly all LIBOR publications ceased. While some LIBOR rates will continue to be published for a short period of time after June 30, 2023, it is only on an unrepresentative synthetic basis. Transitioning to a new reference rate may affect the value, liquidity or return on certain Underlying Funds and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, the Secured Overnight Financing Rate (“SOFR”) has been identified as the preferred alternative to LIBOR. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to an Underlying Fund, and therefore, the Fund.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Municipal Securities Risk. Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could significantly decline in value.

Non-U.S. Investment Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile. Investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of an Underlying Fund’s investments in REITs. Investing in REITs may subject an Underlying Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund’s performance.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which Underlying Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Tax Risk from Investment in Other Investment Companies Risk. The Fund has based its analysis of its qualification as a “regulated investment company” (“RIC”) on the belief that its portfolio funds are themselves RICs. If a portfolio fund were to lose its status as a RIC, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own RIC status.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund was reorganized on or about October 4, 2019 from the YieldShares High Income ETF (the “Predecessor Fund”), a series of the Exchange Traded Concepts Trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by Exchange Traded Concepts, LLC and sub-advised by Amplify Investments LLC and Vident Investment Advisory, LLC. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-8.26%
15.42%
14.03%
-9.97%
21.75%
-1.20%
14.24%
-21.69%
12.77%
11.88%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

The Fund’s highest quarterly return was 15.16% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -26.62% (quarter ended March 31, 2020).
Average Annual Total Return as of December 31, 2024
Amplify High Income ETF	1 Year	5 Year	10 Year	Since Inception (06/11/2012)
Return Before Taxes	11.88%	2.20%	3.97%	5.24%
Return After Taxes on Distributions	8.15%	-0.63%	1.26%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	7.21%	0.51%	1.90%	3.06%
Hybrid SWM/ISE High Income Index (reflects no deduction for fees, expenses or taxes)(1)	12.62%	2.74%	4.50%	5.53%
ISE High Income Index™ (reflects no deduction for fees, expenses or taxes)	12.62%	2.74%	4.50%	4.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.85%

(1)        Reflects performance of the SWM Index through June 20, 2013 and the ISE High Income™ Index hereafter.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. The return after taxes on distributions and sale of fund shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•        Ernesto Tong, CFA, Managing Director at Penserra

•        Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Index Information/Trademark License/Disclaimers

The ISE High Income™ Index is a trademark of Nasdaq and has been licensed for use for certain purposes by the Adviser. The Index Provider is not affiliated with the Trust, the Adviser, the Sub-Adviser or the Distributor.

The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index and the marketing names and licensed trademarks of ISE (the “Index Trademarks”). The Fund is entitled to use the Index pursuant to a sub-licensing agreement with the Adviser.

Except as described below, no entity that creates, compiles, sponsors or maintains an index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund. The Index was initially created by YieldShares LLC (“YieldShares”) and Nasdaq. The Index Provider is not affiliated with the Fund, the Adviser, or Penserra Capital Management LLC (the “Sub-Adviser”). YieldShares is not affiliated with Penserra.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Index. The Fund may be deemed to be “self-indexing,” and pursuant to its Exemptive Order, the Fund has adopted procedures pursuant to Rule 17j-1 of the 1940 Act, Rule 204(A)(1) of the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 206(4)-7 of the Advisers Act. Further, the Fund will be fully transparent, and will post on the its website before commencement of trading Fund shares on the Exchange each Business Day (meaning each day the Exchange and the Trust are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act), the identities and quantities of the portfolio holdings held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the Business Day.

The Index is a product of Nasdaq. The Index is compiled and calculated by Nasdaq. Nasdaq has no obligation to take the needs of YieldShares or the owners of the Fund into consideration in determining, composing or calculating the Index. Nasdaq will apply all necessary means to ensure the accuracy of the Index. However, Nasdaq shall not be liable (whether in negligence or otherwise) to any person for any error in the Index and shall not be under any obligation to advise any person of any error therein. All copyrights in the Index values and constituent lists vest in Nasdaq. Neither the publication of the Index by Nasdaq nor the granting of a license of rights relating to the Index or to the Index Trademarks for the utilization in connection with the Fund, represents a recommendation by Nasdaq for a capital investment or contains in any manner a warranty or opinion by Nasdaq with respect to the attractiveness of an investment in the Fund. The Fund is not sponsored, endorsed, or sold by Nasdaq or its respective affiliates. Nasdaq and its respective affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Nasdaq and its respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Fund is to be converted into cash. Nasdaq and its respective affiliates have an obligation in connection with the administration and marketing of the Fund but have no obligations or liabilities in connection with the trading of the Fund. Notwithstanding the foregoing, Nasdaq and its affiliates may independently issue and/or sponsor financial products unrelated to the Fund, but which may be similar to and competitive with the Fund. In addition, Nasdaq and its affiliates may trade financial products which are linked to the performance of the Index. It is possible that this trading activity will affect the value of the Index and the Fund.

NASDAQ AND ITS RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND NASDAQ AND ITS RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NASDAQ AND ITS RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ AND ITS RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ OR ITS RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

Additional Information About the Fund’s Strategies and Risks

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using an “indexing” investment approach, seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology, Fund expenses, rounding of share prices, the timing or magnitude of changes to the composition of the Index, regulatory policies, and portfolio turnover rate. There can be no guarantee that the Fund will achieve a high degree of correlation.

The Fund may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Index, thus causing the Sub-Adviser to purchase or sell securities not in the Index which the Sub-Adviser believe are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to track the Index. The Fund may invest up to 20% of its assets in cash and cash equivalents, such as money market instruments, or in other types of investments not included in the Index, including in certain derivatives, specifically stock index futures, to equitize cash and help the Fund more closely track the Index. The Fund will not take defensive positions.

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ written notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries, except to the extent the Index upon which the Fund is based concentrates in an industry or a group of industries. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in securities of companies in one or more sectors.

NON-PRINCIPAL INVESTMENT STRATEGIES

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

CLOSED-END FUNDS

Closed-end funds are investment companies registered with the U.S. Securities and Exchange Commission that issue a fixed number of shares through an initial public offering, after which shares will typically be traded on an exchange such as the New York Stock Exchange or the Nasdaq National Market System. Unlike open-end investment companies, shares of closed-end funds are not redeemable with the fund on a daily basis. A share in a closed-end fund represents an investment in the underlying assets held by the closed-end fund. A closed-end fund’s value increases or decreases due to various factors, including but not limited to general market conditions, the market’s confidence in the closed-end fund advisor’s ability to generate desired investment returns, and investor confidence in the closed-end fund’s underlying assets. A closed-end fund’s shares that are traded on an exchange may be bought or sold at a market price that is lower or higher than the per-share value of the closed-end fund’s underlying assets; when this occurs, the shares are considered to be traded at a discount or premium, respectively.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOFR ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in securities with maturities of less than one year, cash or cash equivalents and/or one or more ETFs designed to provide exposure to short-term interest or financing rates (including the SOFR ETF), will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the statement of additional information (the “SAI”).

Additional Information Regarding Fund Risks

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section. Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Cyber Security Risk. The Fund, Adviser, Sub-Adviser, service providers, authorized participants and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.

Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will indirectly bear a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be in line with its methodology.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. Tracking error refers to the risk that the Fund’s returns will not match or correlate to that of the Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, the timing or magnitude of changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. The Fund incurs operating expenses that are not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. Tracking error may cause the Fund’s performance to be less than expected. Additionally, under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted by SEC order or other applicable law or regulatory guidance. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of the Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. The Index does not currently contemplate the above limitations. It is possible that the Fund may be required to remove a portfolio holding that is an Index constituent until such time as the Fund is able to enter into an agreement with an Underlying Fund in accordance with Rule 12d1-4 of the 1940 Act (among other additional requirements), permitting investment above the limitations of Section 12(d), or an Index rebalancing would cause the Fund’s portfolio to be in compliance. If such event were to occur, the Fund’s Index correlation could be negatively impacted.

Industry Concentration Risk. To the extent that the Fund concentrates in the securities of issuers in a particular industry or sector, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Issuer-Specific Risk. The value of an Underlying Fund may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Management Risk. Because the Fund may not fully replicate its Index and may hold fewer than the total number of securities in its Index and may hold securities not included in its Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Current market conditions may lead to a fall in a particular investment or Shares of the Fund in general. Such conditions include, but are not limited to, central bank interest rate management as a means to combat inflation, recent and potential future bank failures, ongoing armed conflicts across the world, trade disputes, any future public health crisis (such as the COVID-19 pandemic), and advancements in technology, such as the advanced development and increased regulation of artificial intelligence. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund Shares will decline, more or less, in correspondence with any decline in value of the Index. The Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies comprising the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on the Fund. Unlike other funds that select investments based on analyses of financial or other information relating to companies, the economy or markets, the Fund, like other sector-focused or other narrowly-focused index funds, invests in components of its Index in accordance with its investment objective of tracking the performance of its Index. There can be no assurance that an investment in such components would not underperform the broader market or investments with a different focus. The Fund should not be considered a complete investment program. Unlike with an actively managed fund, the Sub-Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Risks of Investing in Closed-End Funds. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Anti-Takeover Provision Risk. The organizational documents of certain of the Underlying Funds may include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Leverage Risk. The Underlying Funds in which the Fund may invest may employ leverage. As a result, the Fund may be exposed indirectly to leverage through investment in the Underlying Funds. An investment in securities of Underlying Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, therefore, the long-term return of the Fund) will be diminished. The Underlying Funds may employ the use of leverage in their portfolios through the issuance of preferred shares, borrowing from banks or other methods.

While this leverage often serves to increase yield, it also subjects an Underlying Fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that an Underlying Fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Underlying Fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk of Market Price Discount from/Premium to Net Asset Value. The shares of the Underlying Funds may trade below (a discount) or above (a premium) to their NAV. This characteristic is a risk separate and distinct from the risk that an Underlying Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of shares of a closed-end fund depends upon whether the market price of such fund’s shares at the time of sale is above or below an investor’s purchase price for such shares, which may or may not be connected to changes in such fund’s NAV.

Risks of Investments and Strategies of the Underlying Funds. The Fund may be subject to the following risks as a result of investments and strategies pursued by the Underlying Funds:

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income, because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Covered Call Option Writing Risk. The Fund may invest in Underlying Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent an Underlying Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Underlying Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Underlying Fund received when it wrote the option. While the Underlying Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Underlying Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Underlying Fund’s capital appreciation potential on the underlying security.

OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by an Underlying Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Underlying Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Underlying Fund may be unable to liquidate an OTC option position.

The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option. The value of index options written by an Underlying Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by an Underlying Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Credit Risk. Issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.

Currency Risk. An Underlying Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Because an Underlying Fund’s NAV is determined in U.S. dollars, the Underlying Fund’s NAV could decline if the currency of the non-U.S. market in which an Underlying Fund invests depreciates against the U.S. dollar, even if the value of the Underlying Fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in difference currencies, long-term opportunities for investment and capital appreciation and political developments.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

The Underlying Funds may invest in, or enter into, derivatives such as forward contacts, options, futures contracts, options on futures contracts and swap agreements. The Underlying Funds may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Underlying Fund’s positions in or exposure to securities, currencies or other instruments, to equitize cash positions in the Underlying Fund’s portfolio, or to enhance the Underlying Fund’s return. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Underlying Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of derivatives also is subject to the ability of the Underlying Fund’s manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

The SEC has adopted Rule 18f-4 under the 1940 Act which governs the use of derivatives by funds. To the extent an Underlying Fund is noncompliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Dividend Risk. An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Dividends are paid only when declared by an issuer’s board of directors, and the amount of any dividend may vary over time.

Emerging Markets Risk. The Underlying Funds may have exposure to emerging markets. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

High Yield or Non-Investment Grade Securities Risk. High yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Illiquid Securities Risk. No one can guarantee that a liquid trading market will exist for any security. The Underlying Funds may invest in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may be unregistered or may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by an Underlying Fund or at prices approximating the value at which the Underlying Fund is carrying the securities on its books.

Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

There may be limited trading in the shares of closed-end funds. This may make it more difficult to purchase or sell a large number of an Underlying Fund’s shares at any one time.

Industry and Sector Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in a single industry, group of industries, or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. The Underlying Funds’ sector and industry exposure is expected to vary over time based on the composition of the Index.

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

LIBOR Transition Risk. As of June 30, 2023, nearly all LIBOR publications ceased. While some LIBOR rates will continue to be published for a short period of time after June 30, 2023, it is only on an unrepresentative synthetic basis. Transitioning to a new reference rate may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, the SOFR has been identified as the preferred alternative to LIBOR. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage-and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Mortgage-backed securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Municipal Securities Risk. The Underlying Funds may invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Underlying Funds to value accurately than securities of public corporations. Since certain Underlying Funds may invest a significant portion of their portfolios in municipal securities, each such Underlying Fund’s portfolio may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

Non-U.S. Investment Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile. Investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security.

REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of a Fund’s investment in REITs. Certain REITs have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code and failing to maintain exemption from the registration requirements of the 1940 Act.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund’s performance.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which Underlying Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in readily marketable, high quality, short-term obligations. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Tax Risk from Investment in Other Investment Companies Risk. The Fund has based its analysis of its qualification as a “regulated investment company” (“RIC”) on the belief that its portfolio funds are themselves RICs. If a portfolio fund were to lose its status as a RIC, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own RIC status.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’ investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures (as defined below) appointed Amplify Investments as Valuation Designee (as defined below), as reviewed, approved, and subject to the oversight of the Board, complies with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

FUND ORGANIZATION

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Amplify Investments LLC is a registered investment adviser with its offices at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Penserra Capital Management LLC is a registered investment adviser with its offices at 4 Orinda Way, Suite 100-A, Orinda, California 94563.

Amplify Investments has overall responsibility for overseeing the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Penserra has overall responsibility for selecting and continuously monitoring the Fund’s investments.

The members of the portfolio management team for the Fund are Dustin Lewellyn, Ernesto Tong and Christine Johanson.

Dustin Lewellyn, CFA. Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETF, such as the Fund. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock) and he managed a number of international equity funds. Dustin also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA. Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Ernesto managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Ernesto was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Ernesto holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Christine Johanson, CFA. Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Pursuant to an investment advisory agreement, the Fund pays the Adviser an annual management fee equal to 0.50% of its average daily net assets. Out of the management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in any funds in which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement, the Sub-Adviser receives a sub-advisory fee based upon the Fund’s average daily net assets. The Fund does not directly pay the Sub-Adviser. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreement and the sub-advisory agreement on behalf of the Fund is available in the Fund’s Annual Report to shareholders for the fiscal period ended September 30, 2024.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s) — including Penserra, in its capacity as the Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

FUND SHARE TRADING PRICES

The trading prices of Shares on the Exchange are based on market prices and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to such purchases and redemptions. In making this determination, the Board considered the risks associated with frequent purchases and redemptions by the Fund’s shareholders. Such risks include, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by authorized participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares that are detailed above. To the extent that the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, and are currently paid by the Fund monthly. To distribute more consistent levels of dividends, the Fund intends to estimate annual income for the year and pay such amount in approximately even monthly installments. In doing so, some portion of the distribution may be considered a return of capital for tax purposes, the consequences of which are described further below. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•        Your Fund makes distributions,

•        You sell your Shares listed on the Exchange, and

•        You purchase or redeem Creation Units.

TAXES ON DISTRIBUTIONS

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into three categories, exempt-interest dividends, ordinary income distributions and capital gain dividends. Dividends that qualify as “exempt-interest dividends” generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. If you hold a Share for six months or less, any loss incurred by you related to the disposition of such Share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

TAXES ON EXCHANGE-LISTED SHARE SALES

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares. Further, if you hold your Shares for six months or less, any loss incurred by you related to the disposition of such a Share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the prior paragraph.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

TREATMENT OF EXPENSES

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. If the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Shares.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

NON-U.S. TAX CREDIT

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Federal Tax Matters” in the statement of additional information for more information.

Distribution Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Amplify Investments’ “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Amplify Investments (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Amplify Investments, and approved by, subject to the oversight of, the Board, and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” See the SAI for details.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Amplify Investments determines that the closing price of the security is unreliable, Amplify Investments will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track the Index.

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.amplifyetfs.com.

Other Information

OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The SEC adopted Rule 12d1-4 under the 1940 Act, which outlines the requirements under which an investment company may invest in the securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

DELIVERY OF SHAREHOLDER DOCUMENTS — HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Financial performance information prior to October 5, 2019 reflects the financial performance of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on October 7, 2019. The Fund had no prior operations, and the Fund adopted the prior performance and financial history of the Predecessor Fund in connection with the reorganization. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Predecessor Fund’s and the Fund’s financial statements, which both have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Form N-CSR dated September 30, 2024.

	Period Ended September 30, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(f)
Per Share Data:
Net Asset Value, Beginning of Year/Period	$10.60	$11.60	$17.04	$14.28	$17.62	$16.09

Investment Operations:
Net Investment Income(a)	0.92	1.12	0.89	0.81	0.97	0.86
Net Realized and Unrealized Gain (Loss) on Investments(b)	2.10	(0.68)	(4.89)	3.48	(2.69)	1.97
Total from Investment Operations	3.02	0.44	(4.00)	4.29	(1.72)	2.83

Less Distributions From:
Net Investment Income	(0.93)	(1.09)	(0.93)	(0.86)	(1.03)	(0.87)
Return of Capital	(0.39)	(0.35)	(0.51)	(0.67)	(0.59)	(0.43)
Total Distributions	(1.32)	(1.44)	(1.44)	(1.53)	(1.62)	(1.30)

ETF Transaction Fees Per Share	0.00 (c)	—	0.00 (c)	0.00 (c)	0.00 (c)	—
Net Asset Value, End of Year/Period	$12.30	$10.60	$11.60	$17.04	$14.28	$17.62
Total Return(d)	29.67%	3.52%	-24.46%	30.71%	-9.84%	17.86%

Supplemental Data and Ratios:
Net Assets, End of Year/Period (000’s)	$528,993	$340,947	$298,062	$448,971	$222,820	$237,004
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	8.53%	9.57%	6.23%	4.81%	6.29%	5.93%
Portfolio Turnover(d)(e)	110%	48%	59%	90%	43%	28%

(a)        Net investment income per share has been calculated based on average shares outstanding during the period/year.

(b)        Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period/years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period/year.

(c)        Amount represents less than $0.005 per share.

(d)        Not annualized for periods less than one year.

(e)        Portfolio turnover rate excludes in-kind transactions.

(f)        For period January 1, 2019 to October 1, 2019.

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For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports and in Form N-CSR to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund makes available its SAI and annual and semi-annual reports, and certain other information, such as Fund financial statements, free of charge, on or through its website listed below. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to request other information about the Fund or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time
Write:	Amplify ETF Trust c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, Illinois 60532
Visit:	www.amplifyetfs.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify High Income ETF
Dated January 28, 2025

Amplify ETF Trust 3333 Warrenville Road Suite 350 Lisle, Illinois 60532	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

Statement of Additional Information

AMPLIFY ETF trust
Investment Company Act File No. 811-23108

Fund	Ticker	Listing Exchange
Amplify AI Powered Equity ETF	AIEQ	NYSE Arca, Inc.
Amplify Alternative Harvest ETF	MJ	NYSE Arca, Inc.
Amplify BlackSwan Growth & Treasury Core ETF	SWAN	NYSE Arca, Inc.
Amplify BlackSwan ISWN ETF	ISWN	NYSE Arca, Inc.
Amplify BlackSwan Tech & Treasury ETF	QSWN	NYSE Arca, Inc.
Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF)	AIVC	NYSE Arca, Inc.
Amplify BlueStar Israel Technology ETF	ITEQ	NYSE Arca, Inc.
Amplify Cash Flow Dividend Leaders ETF	COWS	Nasdaq Stock Market LLC
Amplify CWP Enhanced Dividend Income ETF	DIVO	NYSE Arca, Inc.
Amplify CWP Growth & Income ETF	QDVO	NYSE Arca, Inc.
Amplify CWP International Enhanced Dividend Income ETF	IDVO	NYSE Arca, Inc.
Amplify Cybersecurity ETF	HACK	NYSE Arca, Inc.
Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF)	IPAY	NYSE Arca, Inc.
Amplify Etho Climate Leadership U.S. ETF	ETHO	NYSE Arca, Inc.
Amplify High Income ETF	YYY	NYSE Arca, Inc.
Amplify Junior Silver Miners ETF	SILJ	NYSE Arca, Inc.
Amplify Lithium & Battery Technology ETF	BATT	NYSE Arca, Inc.
Amplify Natural Resources Dividend Income ETF	NDIV	NYSE Arca, Inc.
Amplify Online Retail ETF	IBUY	NYSE Arca, Inc.
Amplify Samsung SOFR ETF	SOFR	NYSE Arca, Inc.
Amplify Seymour Cannabis ETF	CNBS	NYSE Arca, Inc.
Amplify Thematic All-Stars ETF	MVPS	NYSE Arca, Inc.
Amplify Transformational Data Sharing ETF	BLOK	NYSE Arca, Inc.
Amplify Travel Tech ETF	AWAY	NYSE Arca, Inc.
Amplify Weight Loss Drug & Treatment ETF	THNR	NYSE Arca, Inc.

Dated January 27, 2025

This Statement of Additional Information (“SAI”) describes shares of each of the funds set forth above (each a “Fund”, and collectively, the “Funds”), each a series of Amplify ETF Trust (the “Trust”). The SAI is not a prospectus and it should be read in conjunction with each Fund’s prospectus, each dated January 27, 2025, as each may be revised from time to time (each a “Prospectus”). The SAI is incorporated by reference into each Fund’s Prospectus. Capitalized terms used herein that are not defined have the same meanings as in the applicable Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at 1-855-267-3837.

The audited financial statements for the Fund’s most recent fiscal year appear in the Funds’ Annual Report to Shareholders dated September 30, 2024, which was filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2025. The financial statements from the Form N-CSR are incorporated herein by reference. The Form N-CSR is available without charge by calling (855) 267-3837 or by visiting the SEC’s website at www.sec.gov.

-ii-

General Description of the Trust and the Funds

The Trust was organized as a Massachusetts business trust on January 6, 2015 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in thirty separate series. This SAI relates to the Funds listed below. The below also details whether each Fund is classified as a “diversified company” or a “non-diversified company” as such terms are defined under the 1940 Act.

Amplify AI Powered Equity ETF (“AIEQ”)	Non-Diversified
Amplify Alternative Harvest ETF (“MJ”)	Non-Diversified
Amplify BlackSwan Growth & Treasury Core ETF (“SWAN”)	Diversified
Amplify BlackSwan ISWN ETF (“ISWN”)	Non-Diversified
Amplify BlackSwan Tech & Treasury ETF (“QSWN”)	Non-Diversified
Amplify Bloomberg AI Value Chain ETF (“AIVC”)	Non-Diversified
Amplify BlueStar Israel Technology ETF (“ITEQ”)	Non-Diversified
Amplify Cash Flow Dividend Leaders ETF (“COWS”)	Non-Diversified
Amplify CWP Enhanced Dividend Income ETF (“DIVO”)	Non-Diversified
Amplify CWP Growth & Income ETF (“QDVO”)	Non-Diversified
Amplify CWP International Enhanced Dividend Income ETF (“IDVO”)	Non-Diversified
Amplify Cybersecurity ETF (“HACK”)	Non-Diversified
Amplify Digital Payments ETF (“IPAY”)	Non-Diversified
Amplify Etho Climate Leadership U.S. ETF (“ETHO”)	Non-Diversified
Amplify High Income ETF (“YYY”)	Diversified
Amplify Junior Silver Miners ETF (“SILJ”)	Non-Diversified
Amplify Lithium & Battery Technology ETF (“BATT”)	Non-Diversified
Amplify Natural Resources Dividend Income ETF (“NDIV”)	Non-Diversified
Amplify Online Retail ETF (“IBUY”)	Diversified
Amplify Samsung SOFR ETF (“SOFR”)	Non-Diversified
Amplify Seymour Cannabis ETF (“CNBS”)	Non-Diversified
Amplify Thematic All-Stars ETF (“MVPS”)	Non-Diversified
Amplify Transformational Data Sharing ETF(“BLOK”)	Diversified
Amplify Travel Tech ETF (“AWAY”)	Non-Diversified
Amplify Weight Loss Drug & Treatment ETF (“THNR”)	Non-Diversified

This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share of a Fund has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by such Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Funds with any service provider or other agent to or contractor with the Trust or the Funds including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of any Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights. The provisions of the Declaration, any By-laws of the Funds and any contract or agreement entered into by the Trust or the Funds governed by applicable state law do not affect the rights of any shareholder under any provision of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of a Fund’s shares are required to disclose information on direct or indirect ownership of such Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of a Fund’s shares may be disclosed by such Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of such Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

If a demand is rejected as set forth above, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of such Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

The Declaration provides that no provision of the Declaration may require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the U.S. Securities and Exchange Commission (“SEC”) thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Information about the Funds

The Funds are advised by Amplify Investments LLC (the “Adviser” or “Amplify Investments”). Penserra Capital Management LLC (“Penserra”), Tidal Investments LLC (f/k/a Toroso Investments LLC) (“Tidal”), Capital Wealth Planning, LLC (“CWP”), Cerity Partners LLC (“Cerity”), Seymour Asset Management LLC (“Seymour”), Kelly Strategic Management, LLC (doing business as Kelly Intelligence) (“Kelly Intelligence” or “KI”) and Samsung Asset Management (New York), Inc. (“Samsung”) serve as investment sub-advisers to the Funds. See “Investment Adviser and Other Service Providers — Sub-Advisers” below for additional information regarding the Sub-Advisers.

On or about October 4, 2019, YYY acquired all of the assets and liabilities of YieldShares High Income ETF, a series of Exchange Traded Concepts Trust (“Predecessor YYY”). YYY adopted the prior performance and history of Predecessor YYY.

On or about March 21, 2019, DIVO changed its name from Amplify YieldShares CWP Dividend & Option Income ETF to Amplify CWP Enhanced Dividend Income ETF.

On or about October 13, 2020, BATT changed its name from Amplify Advanced Battery Metals and Materials ETF to Amplify Lithium & Battery Technology ETF. Additionally, BATT changed from an actively managed fund to a passively managed fund, and amended its investment objective from providing total return to investors to seeking investment results that generally correspond to its index with corresponding edits to its principal investment strategies.

Effective September 16, 2020, BLOK, BATT and SWAN terminated the investment sub-advisory agreement with CSAT Investment Advisory, L.P., d/b/a Exponential ETFs (“Exponential”). The Board appointed Toroso to replace Exponential as sub-adviser for SWAN. Toroso continued to serve as sub-adviser for BLOK and BATT.

On or about January 29, 2024, AIEQ acquired all the assets and liabilities of AI Powered Equity ETF (“Predecessor AIEQ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor AIEQ.

On or about January 29, 2024, MJ acquired all the assets and liabilities of ETFMG Alternative Harvest ETF (“Predecessor MJ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor MJ. On or about January 28, 2025, the Board appointed Seymour Asset Management LLC to serve as an investment sub-adviser to MJ.

On or about January 29, 2024, AIVC acquired all the assets and liabilities of Wedbush ETFMG Global Cloud Technology ETF (“Predecessor AIVC”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor AIVC. On or about May 1, 2024, AIVC’s index changed its name from Dan Ives Global Cloud Technology Prime Index NTR to Prime Global Cloud Technology Index NTR. On or about October 21, 2024, AIVC changed its name from Amplify Global Cloud Technology ETF to Amplify Bloomberg AI Value Chain ETF, AIVC’s index was updated to the Bloomberg AI Value Chain Index, and in connection with changes in such index, AIVC’s investment objective and principal investment strategies were amended.

On or about January 29, 2024, ITEQ acquired all the assets and liabilities of Etho BlueStar Israel Technology ETF (“Predecessor ITEQ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor ITEQ.

On or about January 29, 2024, HACK acquired all the assets and liabilities of ETFMG Prime Cyber Security ETF (“Predecessor HACK”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor HACK. In connection with the acquisition, the Fund stopped following the Prime Cyber Defense Index and began following the Nasdaq ISE Cyber Security Select Index.

On or about January 29, 2024, IPAY acquired all the assets and liabilities of ETFMG Prime Mobile Payments ETF (“Predecessor IPAY”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor IPAY. In connection with the acquisition, the Fund stopped following the Prime Mobile Payments Index and began following the Nasdaq CTA Global Digital Payments Index. On or about October 3, 2024, the Fund’s name changed from Amplify Mobile Payments ETF to Amplify Digital Payments ETF.

On or about January 29, 2024, ETHO acquired all the assets and liabilities of Etho Climate Leadership U.S. ETF (“Predecessor ETHO”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor ETHO.

On or about January 29, 2024, SILJ acquired all the assets and liabilities of ETFMG Prime Junior Silver Miners ETF (“Predecessor SILJ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor SILJ. Effective May 2, 2024, the index the Fund seeks to track changed its name from Nasdaq Metals Focus Silver Minders Index to Nasdaq Metals Focus Silver Miners™ Index.

On or about January 29, 2024, AWAY acquired all the assets and liabilities of AETFMG Travel Tech ETF (“Predecessor AWAY” and each of Predecessor AIEQ, Predecessor MJ, Predecessor AIVC, Predecessor ITEQ, Predecessor HACK, Predecessor IPAY, Predecessor ETHO, Predecessor SILJ, and Predecessor AWAY, a “Predecessor ETFMG Fund” and collectively, the “Predecessor ETFMG Funds”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor AWAY.

On or about May 14, 2024, IDVO changed its name from Amplify International Enhanced Dividend Income ETF to Amplify CWP International Enhanced Dividend Income ETF. Additionally, the Board appointed Seymour Asset Management LLC to serve as an investment sub-adviser to IDVO.

On or about September 26, 2024, SOFR changed its ticker symbol from “SOF” to “SOFR”.

On or about November 12, 2024, the Board voted to terminate the investment sub-advisory agreement with Penserra for CNBS, effective on or about January 28, 2025. The Board appointed Tidal to replace Penserra as sub-adviser for CNBS.

The below table indicates the exchange on which each Fund’s shares list and principally trade (each, an “Exchange” and collectively, the “Exchanges”).

Fund	Ticker	Listing Exchange
Amplify AI Powered Equity ETF	AIEQ	NYSE Arca, Inc.
Amplify Alternative Harvest ETF	MJ	NYSE Arca, Inc.
Amplify BlackSwan Growth & Treasury Core ETF	SWAN	NYSE Arca, Inc.
Amplify BlackSwan ISWN ETF	ISWN	NYSE Arca, Inc.
Amplify BlackSwan Tech & Treasury ETF	QSWN	NYSE Arca, Inc.
Amplify Bloomberg AI Value Chain ETF	AIVC	NYSE Arca, Inc.
Amplify BlueStar Israel Technology ETF	ITEQ	NYSE Arca, Inc.
Amplify Cash Flow Dividend Leaders ETF	COWS	Nasdaq Stock Market LLC
Amplify CWP Enhanced Dividend Income ETF	DIVO	NYSE Arca, Inc.
Amplify CWP Growth & Income ETF	QDVO	NYSE Arca, Inc.
Amplify CWP International Enhanced Dividend Income ETF	IDVO	NYSE Arca, Inc.
Amplify Cybersecurity ETF	HACK	NYSE Arca, Inc.
Amplify Digital Payments ETF	IPAY	NYSE Arca, Inc.
Amplify Etho Climate Leadership U.S. ETF	ETHO	NYSE Arca, Inc.
Amplify High Income ETF	YYY	NYSE Arca, Inc.
Amplify Junior Silver Miners ETF	SILJ	NYSE Arca, Inc.
Amplify Lithium & Battery Technology ETF	BATT	NYSE Arca, Inc.
Amplify Natural Resources Dividend Income ETF	NDIV	NYSE Arca, Inc.
Amplify Online Retail ETF	IBUY	NYSE Arca, Inc.
Amplify Samsung SOFR ETF	SOFR	NYSE Arca, Inc.
Amplify Seymour Cannabis ETF	CNBS	NYSE Arca, Inc.
Amplify Thematic All-Stars ETF	MVPS	NYSE Arca, Inc.
Amplify Transformational Data Sharing ETF	BLOK	NYSE Arca, Inc.
Amplify Travel Tech ETF	AWAY	NYSE Arca, Inc.
Amplify Weight Loss Drug & Treatment ETF	THNR	NYSE Arca, Inc.

The shares trade on either the NYSE Arca, Inc. (“NYSE Arca”) or the Nasdaq Stock Market LLC (“Nasdaq”, and each of NYSE Arca and Nasdaq, an “Exchange” and together, the “Exchanges”) at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem individual shares of the Fund. Instead, the Funds offer, issue and redeem shares at NAV only in aggregations of a specified number of shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Funds or the Distributor to purchase and redeem Fund shares directly with such Fund in Creation Units in exchange for the securities comprising a Fund and/or cash, or some combination thereof. Shares of a Fund are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Shares are only redeemable in Creation Units by authorized participants. Creation Units are typically a specified number of shares, generally 25,000 or multiples thereof, except in the event of the liquidation of a Fund, where the Trust may lower the number of shares in a Creation Unit. Notwithstanding anything to the contrary, each of the Funds utilize Creation Units in large blocks of the below indicated shares, or multiples thereof:

Fund	Creation Unit Size (number of shares)
Amplify AI Powered Equity ETF	25,000
Amplify Alternative Harvest ETF	50,000
Amplify BlackSwan Growth & Treasury Core ETF	10,000
Amplify BlackSwan ISWN ETF	25,000
Amplify BlackSwan Tech & Treasury ETF	25,000
Amplify Bloomberg AI Value Chain ETF	50,000
Amplify BlueStar Israel Technology ETF	50,000
Amplify Cash Flow Dividend Leaders ETF	10,000
Amplify CWP Enhanced Dividend Income ETF	50,000
Amplify CWP Growth & Income ETF	25,000
Amplify CWP International Enhanced Dividend Income ETF	25,000
Amplify Cybersecurity ETF	50,000
Amplify Digital Payments ETF	50,000
Amplify Etho Climate Leadership U.S. ETF	50,000
Amplify High Income ETF	50,000
Amplify Junior Silver Miners ETF	50,000
Amplify Lithium & Battery Technology ETF	50,000
Amplify Natural Resources Dividend Income ETF	25,000
Amplify Online Retail ETF	50,000
Amplify Samsung SOFR ETF	10,000
Amplify Seymour Cannabis ETF	50,000
Amplify Thematic All-Stars ETF	25,000
Amplify Transformational Data Sharing ETF	50,000
Amplify Travel Tech ETF	50,000
Amplify Weight Loss Drug & Treatment ETF	10,000

An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Certain of the Funds are “actively managed”, whereas other Funds are “passively managed” ETFs, whereby such Fund seeks to replicate the performance of a specific index. The below table details which Funds are passively managed, and the corresponding index (each an “Index” and collectively, the “Indexes”) such Fund seeks to replicate the returns of (before fees and expenses).

Fund	Index
Amplify AI Powered Equity ETF	AI Powered Equity Index (the “AIEQ Index”)
Amplify Alternative Harvest ETF	Prime Alternative Harvest Index (the “MJ Index”)
Amplify BlackSwan Growth & Treasury Core ETF	S-Network BlackSwan Core Index (the “SWAN Index”)
Amplify BlackSwan ISWN ETF	S-Network International BlackSwan Index (the “ISWN Index”)
Amplify BlackSwan Tech & Treasury ETF	S-Network BlackSwan Tech & Treasury Index (the “QSWN Index”)
Amplify Bloomberg AI Value Chain ETF	Bloomberg AI Value Chain Index (the “AIVC Index”)
Amplify BlueStar Israel Technology ETF	BlueStar Israel Global Technology Index (the “ITEQ Index”)
Amplify Cash Flow Dividend Leaders ETF	Kelly US Cash Flow Dividend Leaders Index (the “COWS Index”)

Fund	Index
Amplify Cybersecurity ETF	Nasdaq ISE Cyber Security Select Index (the “HACK Index”)
Amplify Digital Payments ETF	Nasdaq CTA Global Digital Payments Index (the “IPAY Index”)
Amplify Etho Climate Leadership U.S. ETF	Etho Climate Leadership Index — US (the “ETHO Index”)
Amplify High Income ETF	ISE High Income™ Index (the “YYY Index”)
Amplify Junior Silver Miners ETF	Nasdaq Junior Silver Miners™ Index (the “SILJ Index”)
Amplify Lithium & Battery Technology ETF	EQM Lithium & Battery Technology Index (the “BATT Index”)
Amplify Natural Resources Dividend Income ETF	EQM Natural Resources Dividend Income Index (the “NDIV Index”)
Amplify Online Retail ETF	EQM Online Retail Index (the “IBUY Index”)
Amplify Thematic All-Stars ETF	ETF All-Stars Thematic Composite Index (the “MVPS Index”)
Amplify Travel Tech ETF	Prime Travel Technology Index NTR (the “AWAY Index”)
Amplify Weight Loss Drug & Treatment ETF	VettaFi Weight Loss Drug & Treatment Index (the “THNR Index”)

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Funds will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of each Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) if applicable, the value of a Fund’s Index (as detailed and defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

Each Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Funds are required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit such Fund’s profit or require such Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Amplify or its affiliates, or a fund for which Amplify or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Objectives and Policies

Each Fund’s Prospectus describes the investment objective and certain policies of such Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

The Funds are subject to the following fundamental policies (as detailed below), which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund.

All Funds

(1)  The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)  The Fund may not borrow money, except as permitted under the 1940 Act.

(3)  The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)  The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)  The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)  The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

YYY and IBUY

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index upon which the Fund is based concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

DIVO, IDVO and SOFR

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

BLOK

(7)  The Fund will not concentrate its investments in securities of issuers in any industry, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

BATT

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, except that the Fund will concentrate its assets in the metals and mining industry, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (7) above, BATT will utilize the Global Industry Classification System (GICS) for determinations regarding its investment concentrations.

SWAN, ISWN, and COWS

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

CNBS

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund will concentrate in the securities of issuers in the cannabis industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For the purposes of applying restriction (7) above, CNBS will consider an issuer to be in the cannabis industry if and to the extent that such issuer derives 50% or more of its revenue from cannabis and hemp related activities.

MVPS and QSWN

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of identified industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

NDIV

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

THNR

(7)  The Fund will not concentrate its investments in securities of issuers in any industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

QDVO

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of identified industries, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

AIEQ, MJ, AIVC, ITEQ, HACK, IPAY, ETHO, SILJ, and AWAY

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in any industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that such Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit each Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of such Fund’s total assets.

The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of each Fund’s investment objective, policies and strategies that appears in its Prospectus. Certain of the Funds are classified as a “diversified company” under the 1940 Act and others are classified as a “non-diversified company” under the 1940 Act. Under applicable federal laws, to qualify as a “diversified company” under the 1940 Act, a fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the outstanding securities of one issuer. The remaining 25% of such fund’s total assets need not be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. A “non-diversified company” under the 1940 Act is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in a single issuer, and therefore, a Fund that is classified as a “non-diversified company” under the 1940 Act may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than a “diversified company”. This may have an adverse effect on the performance of a Fund that is classified as a “non-diversified company”.

The diversification of a Fund’s holdings is measured at the time such Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers.

Fund-Specific Investment Strategies

AIEQ

AIEQ seeks investment results that generally correlate (before fees and expenses) to the total return of the AIEQ Index. In seeking its objective, AIEQ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the AIEQ Index. AIEQ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

MJ

MJ seeks investment results that generally correlate (before fees and expenses) to the total return of the MJ Index. In seeking its objective, MJ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the MJ Index. MJ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

SWAN

Under normal circumstances, SWAN invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the SWAN Index, which primarily includes U.S. Treasury securities and long-dated equity anticipation call options (“LEAP Options”) and/or FLexible EXchange® option contracts (“FLEX Options” and collectively with LEAP Options, “Options”) on the SPDR® S&P 500® ETF Trust. SWAN shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

ISWN

Under normal circumstances, ISWN will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the ISWN Index, which primarily include U.S. Treasury securities and LEAP Options and/or FLEX Options on the iShares MSCI EAFE ETF. ISWN shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

QSWN

Under normal circumstances, QSWN will invest at least 80% of its net assets in the securities that comprise the QSWN Index, which primarily include U.S. Treasury securities LEAP Options and/or FLEX Options on the Invesco QQQ Trust, Series 1. QSWN shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

AIVC

AIVC seeks investment results that generally correlate (before fees and expenses) to the total return of the AIVC Index. In seeking its objective, AIVC invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the AIVC Index. AIVC shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

ITEQ

ITEQ seeks investment results that generally correlate (before fees and expenses) to the total return of the ITEQ Index. In seeking its objective, ITEQ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the ITEQ Index. ITEQ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

COWS

Under normal circumstances, COWS will invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the COWS Index, which will primarily include common stocks. COWS seeks to replicate, before fees and expenses, the performance of the COWS Index. COWS shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

DIVO

Under normal circumstances, DIVO invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded equity securities and opportunistically utilizes an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such equity securities. DIVO shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

QDVO

Under normal circumstances, QDVO invests at least 80% of its net assets (plus borrowings for investment purposes) in growth-oriented U.S. exchange-traded equity securities and opportunistically utilizes an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such equity securities. QDVO shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental policy.

IDVO

Under normal circumstances, IDVO invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded American depositary receipt securities that are organized or located outside of the United States and opportunistically utilizes an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such equity securities. IDVO shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

HACK

HACK seeks investment results that generally correlate (before fees and expenses) to the total return of the HACK Index. In seeking its objective, HACK invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the HACK Index. HACK shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

IPAY

IPAY seeks investment results that generally correlate (before fees and expenses) to the total return of the IPAY Index. In seeking its objective, ITEQ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the IPAY Index. IPAY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

ETHO

ETHO seeks investment results that generally correlate (before fees and expenses) to the total return of the ETHO Index. In seeking its objective, ETHO invests at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the ETHO Index. As a result, the under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. companies that are leaders in their industry with respect to their carbon impact. ETHO shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

YYY

Under normal circumstances, YYY invests at least 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the ISE™ High Income Index (the “YYY Index”). As described in its Prospectus, YYY operates in a manner that is commonly referred to as a “fund of funds” meaning it invests in shares of funds included in the YYY Index. YYY and the underlying funds in which YYY invests may concentrate their investments in a particular industry or group of industries. This may adversely affect YYY’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

SILJ

SILJ seeks investment results that generally correlate (before fees and expenses) to the total return of the SILJ Index. In seeking its objective, SILJ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the SILJ Index. SILJ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

BATT

Under normal circumstances, BATT will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the BATT Index, which primarily includes common stocks and/or equivalent depositary receipts. BATT shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

NDIV

Under normal circumstances, NDIV invests at least 80% of its net assets in the securities that comprise the NDIV Index, which primarily includes common stocks and/or equivalent depositary receipts. NDIV shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

IBUY

Under normal circumstances, IBUY invests at least 80% of its net assets (plus borrowings for investment purposes) in global equity securities that comprise the IBUY Index, which primarily includes common stocks and/or equivalent depositary receipts. IBUY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

SOFR

Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in investment instruments selected by Samsung with the goal of achieving the returns that closely replicate the performance of SOFR after Fund fees and expenses and prior to any distributions payable by the Fund. SOFR shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

CNBS

Under normal circumstances, CNBS will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of U.S. companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem and in derivatives that have economic characteristics similar to such securities. CNBS shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. CNBS may also invest in derivative instruments, intended to provide exposure to companies principally engaged in the cannabis and hemp ecosystem. Such derivative instruments may include, but are not limited to, total return swaps.

CNBS may invest in companies whose securities are listed on the Canadian Securities Exchange (the “CSE”), but only after an additional review conducted by the Adviser, due to the CSE’s policy of listing companies whose activities in the U.S. are contrary to U.S. federal law. The Adviser will conduct such additional review as set forth in CNBS’ compliance policies and procedures with respect to investments in cannabis-related companies.

If after CNBS acquires a company’s securities the Adviser identifies or becomes aware that the company no longer meets its eligibility requirements, CNBS will use its best efforts to remove the position in a prudent and expedited manner.

MVPS

Under normal circumstances, MVPS will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the MVPS Index. MVPS shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

BLOK

Under normal circumstances, BLOK invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the development and utilization of “transformational data sharing technologies.” In selecting these companies relevant to the Fund’s investment theme, the Fund’s portfolio managers invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in equity securities of companies actively involved in the development and utilization of blockchain technologies. BLOK shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

AWAY

AWAY seeks investment results that generally correlate (before fees and expenses) to the total return of the AWAY Index. In seeking its objective, AWAY invests at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the AWAY Index and in ADRs or GDRs based on the component securities of the AWAY Index. AWAYshareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. AWAY may invest up to 20% of its total assets in equity securities that are not in the AWAY Index to the extent Amplify believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the AWAY index. AWAY may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

THNR

THNR seeks investment results that generally correspond to the performance (before fees and expenses) of the THNR Index. Under normal circumstances, THNR will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the THNR Index. THNR shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

Types of Investments

Borrowing

Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to on-third (1/3) of its total assets. A Fund may borrow money only for short-term or emergency purposes. Such borrowings are not for investment purposes and will be repaid by such Fund promptly. Borrowing will tend to exaggerate the effect of increases or decreases in the market value of a Fund’s portfolio on such Fund’s NAV. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives

A derivative is a contract that derives its value from an underlying agreed-upon asset or set of assets. The underlying asset can be a stock, bond, commodity, currency, interest rate or market index, among others. Derivatives are used for a variety of purposes, including insuring against movements in price (also called “hedging”), increasing exposure to movements in price for speculation or gaining access to assets or markets that are traditionally difficult to trade in. The majority of derivatives are traded either on an exchange or over-the-counter (“OTC”) — privately traded products that do not trade on an exchange. Commonly used types of a derivatives include forward contracts, futures contracts, options contracts and swaps.

To the extent a Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of Rule 18f-4. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

Forward Contracts. A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Futures Contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. A purchaser of a futures contract is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a purchaser of a futures contract would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed. U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised. The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

•       Bitcoin Futures. The price of bitcoin futures is based on the expected price of bitcoin on certain exchanges on the expiration date of the bitcoin futures contract. Bitcoin futures prices reflect the price of bitcoin on certain exchanges only, and not the bitcoin cash market. The liquidity of the market for bitcoin futures depends on, among other things: the supply and demand for bitcoin futures; the supply and demand for bitcoin; the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in bitcoin, bitcoin futures, and bitcoin-related investment products; regulatory or other restrictions on investors’ ability to invest in bitcoin futures; and the potential ability to hedge against the price of bitcoin with bitcoin futures (and vice versa). The market for bitcoin futures may be illiquid. This means that the Subsidiary may not be able to buy and sell bitcoin futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for bitcoin futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Subsidiary may not be able to buy and sell bitcoin futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Subsidiary may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.

•        Futures on Securities. A Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, such Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

•        Stock Index Futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to such Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Options Contracts. An option is a contract in which the buyer (the owner or holder of the option) has the right, but not the obligation, to purchase an underlying asset as a specified price (called the strike price) prior to or on a specified date. If the buyer exercises the option, the seller (the writer of the option) has a corresponding obligation to fulfill the transaction and sell the underlying asset. Options contracts essentially take on two forms of trading: (1) exchange-traded options and (2) OTC options. An exchange-traded option involves a standardized contract that is settled through a clearing house and is guaranteed. OTC options are traded between two private parties, are not standardized and are not necessarily guaranteed. Generally, a call option allows the holder of the option to buy the asset at a specific price. A put option gives the option holder the right to sell the asset at a specific price. Options are also classified by a number of styles — the most common of which include American and European options. An American-style options is one that may be exercised on any day before the expiration of the option. However, a European-style option may only be exercised on the specific date of the option’s expiration. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•        Covered Call Options. A covered call option, also called a “buy-write,” is generally considered an investment strategy in which an investor buys a stock or basket of stocks and sells call options that correspond to the stock or basket of stocks. The writer of the option sells the right to buy the reference asset at a specified price to the purchaser in exchange for a premium (i.e., the income received by an investor who sells or writes an option contract to another party) to the writer of the option. In selling call option contracts, the writer of the option contract effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the writer of the option receives.

•        FLEX Options. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

•        LEAP Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless.

•        Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade. Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

•       Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from such Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon such Fund’s exercise of the put, to deliver to such Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require such Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

•        OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Swap Agreements. A swap agreement is a type of derivative in which two parties exchange cash flows of one party’s financial instrument for the cash flows of the other party’s financial instrument. Thus, a swap’s value is based on cash flow, instead of a specific asset like other derivative products. Each cash flow or stream is considered a “leg” of the swap. Typically, one cash flow is fixed, while the other is variable, such as a benchmark index price, floating currency exchange rate or index price. While swaps can be traded on exchanges of futures markets, most are traded OTC and tailored to the specific counterparties. The swap agreement defines the dates when cash flows are paid and the way in which they are accrued and calculated. Swap agreements are primarily entered into by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

Certain Funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the such Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements allow for investment in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by such Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by such Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, a Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to such Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of any Fund’s transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where such Fund’s counterparty is subject to the requirements, uncleared swaps between such Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless such Fund is in default on its obligations to the swap counterparty. In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to a Fund. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Adviser’s ability to manage such Fund, may impair such Fund’s ability to achieve its investment objective and/or may result in reduced returns to such Fund’s investors. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

•       Swaps on Equities, Currencies, Commodities and Futures. A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors. Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay such Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by such Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay such Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had such Fund sold a particular stock (or group of stocks) short, less the dividend expense that such Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock. Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

•        Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

•        Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a party with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease an investor’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities such Fund anticipates purchasing at a later date.

•        Uncleared and Cleared Swaps.

•       Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by such Fund in accordance with collateral controls set for such accounts. If the value of a Fund’s cleared swap declines, such Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to such Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to such Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to such Fund.

•       Uncleared Swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by such Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to such Fund may not be sufficient to cover all the amounts due to such Fund and such Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if such Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.

Equity Securities

Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stock represents an ownership position in a company. Common stock may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the owner’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Depositary Receipts. ADRs are depositary receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs and GDRs are typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Master Limited Partnerships. A master limited partnerships (“MLP”), is a limited partnership or a limited liability company that is treated as a partnership for federal income tax purposes, the interests in which (known as units) are traded on securities exchanges or OTC. MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Holders of MLP units have limited control and voting rights on matters affecting the partnership. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the MLP must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Preferred Stocks. Preferred stocks are units of ownership in a company, that normally have preference over common stock in the payment of dividends and the liquidation of such company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Royalty Trusts. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, such Fund may miss the opportunity to obtain the security at a favorable price or yield. When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis and/or when necessary to maintain continuity in a company’s index membership, if applicable.

Fixed Income Securities

Bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral). The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt Securities. High yield debt securities are debt securities rated below investment grade (see additional information below) and are commonly known as “junk bonds”. Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal.

Loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If an investor makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means such investor receives a return at the full interest rate for the loan. If an = investor acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.

When a fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When an investor is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. When an investor does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the fund the participation interest. In the case of participations, the investor will not have any direct contractual relationship with the borrower, such fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the investor’s rights upon a default. The investor would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. The investor may be subject to the credit of both the agent and the lender from whom such fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent. Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

Loans may be secured and senior to other indebtedness of the borrower. Such loans generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments. Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the Secured Overnight Financing Rate.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the investor in such loan may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

An increase in demand for loans may benefit an investor in such loans by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by such investor and the rights provided to such underlying fund under the terms of the applicable loan agreement, and may increase the price of loans that such underlying fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans.

Notes. A note is a debt security usually with a maturity of up to ten years. Notes may be unsecured or secured against the assets of the issuer. Such debt securities may or may not bear interest, and may not have a fixed maturity date. Notes may entitle the holder to delivery of the corresponding amount of the underlying assets owned by the issuer or may entitle the holder to the payment of U.S. dollars representing the value of the holder’s interest. Certain notes may be deemed to be restricted securities, which cannot be offered for public resale unless registered under the applicable securities law or that have a contractual restriction that prohibits their resale. These restrictions may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or an underlying fund’s investment adviser, as applicable. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa by Moody’s are considered medium grade obligations which have some speculative elements and moderate credit risk; bonds rated Ba1 and lower by Moody’s are speculative grade; and bonds rated BB or lower by S&P are considered to be non-investment grade.

Foreign Securities

Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in OTC capital markets. Investing in foreign companies may involve risks not typically associated with investing in United States companies.

Certain investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of such Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Funds are authorized to enter into various currency exchange transactions.

Illiquid Securities

The Funds may invest in illiquid securities (any investment that such Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of such Fund’s net assets. The Adviser and/or applicable Sub-Adviser, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Investment Companies

The Funds may invest in securities of other investment companies to the extent permitted by applicable law, and each of the Funds may invest in other Funds for which Amplify Investments serves as investment adviser. An investment company is a financial entity (corporation, business trust, partnership or limited liability company) that is primarily in the business of investing the pooled capital of investors and issuing securities. Each investor shares in the profits and losses in proportion to the investor’s interest in the investment company. The investment company’s performance is based primarily on the performance of the securities and other assets the investment company owns or invests in. Investment companies are registered with and regulated by the SEC. The three main types of investment companies include: closed-end funds, open-end funds (i.e., mutual funds) and unit investment trusts (UITs). Each of these three investment companies have their own unique features but all are regulated under the Investment Company Act of 1940 and subject to the Securities Act of 1933 and the Securities Exchange Act of 1934. When a Fund invests in and thus, is a shareholder of, another investment company, such Fund’s shareholders will indirectly bear its proportionate share of the fees and expenses of such other investment company, including advisory fees, in addition to both the management fees payable directly to the Fund and the Adviser, and the other expenses that such Fund bears directly in connection with its own operations. Amplify Investments has agreed to waive any acquired fund fees incurred by a Fund with respect to its investment in such other affiliated Fund for which Amplify Investments serves as investment adviser.

Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with the respect to investment companies in the aggregate. Other investment companies in which the Funds invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Funds. The SEC adopted Rule 12d1-4 under the 1940 Act which allows, subject to certain conditions, the Funds to invest in other registered investment companies beyond the limits contained in Section 12(d)(1) of the 1940 Act. Pursuant to Rule 12d1-4, exemptive relief was rescinded effective January 19, 2022, and each Fund is required to comply with the conditions of Rule 12d1-4 to the extent it invests in registered investment companies or other registered investment companies invest in the Fund beyond the limits prescribed in Section 12(d)(1).

Closed-End Funds. A closed-end fund is a pooled investment vehicle that issues a fixed number of shares during its initial offering period and lists its shares on an exchange. The funds’ investment portfolios are generally managed by separate entities known as “investment advisers.” After its initial offering of shares, the fund does not continuously offer shares for sale and will not create additional shares. Additionally, a closed-end fund’s shares are not redeemable by the fund, meaning the fund will not buy back shares from investors. Instead, the shares must be bought and sold on the secondary market through the exchange the fund is listed on. Since the fund is listed on an exchange, the price per share is determined by market forces, which may cause the share price to be different from the net asset value (NAV) of the fund’s underlying securities. Closed-end funds that are publicly sold must be registered under the Securities Act of 1933 and the Investment Company Act of 1940.

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. A Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Municipal Securities

Municipal Securities include those issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, municipal securities may include lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls.

Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult to value accurately than securities of public corporations. Investing a significant portion of a portfolio in municipal securities may result in greater exposure to liquidity risk versus a portfolio that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request — usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an underlying fund held by YYY would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain underlying funds held by YYY might need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect municipal securities in the same manner. Any of these effects could have a significant impact on the prices of such municipal securities

There is no guarantee that any of the income received from investments in municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the share price of an underlying fund held by YYY. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Real Estate Investment Trusts

Real estate investment trusts (“REITS”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. REITs can generally be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.

Repurchase Agreements

Repurchase agreements, which may be effectuated with commercial banks, brokers or dealers, may be used to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In repurchase agreement transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian (as defined below) until repurchased. Investments in repurchase agreements may be subject to a Fund’s illiquid investments restrictions.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a party can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases such party is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and certain Funds only intend to use the reverse repurchase technique when its Sub-Adviser believes it will be advantageous to such Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities Lending

Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit a Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. Each Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Funds might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, each Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of such Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and such Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Short Sales

Short sales can be either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the underlying fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to such underlying fund with respect to the securities that are sold short.

“Uncovered” short sales are transactions under which an underlying fund sells a security it does not own. To complete such a transaction, such fund must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was initially sold. Until the security is replaced, the seller is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. A premium may be required in order to borrow the security, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the short position is closed or replaced, the seller may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the short position.

Short-Term Instruments and Temporary Investments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Funds in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch, or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or the applicable Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Funds. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

The Funds may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including SOFR, which is advised by Amplify Investments LLC, the Fund’s investment adviser. Each Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and the SOFR will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, each Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, each Fund may not be able to achieve its investment objectives.

Special Purpose Acquisition Companies

Special purpose acquisition companies (each a “SPAC” and collectively, “SPACs”) are special purpose companies whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Funds may, from time to time, seek investments in SPACs with a stated purpose to find an acquisition target consistent with such Fund’s investment strategy.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. SPACs in which the Fund may invest pursue acquisitions only within a certain industry or industries, which may increase the volatility of their prices.

U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”)are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero-coupon securities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero-coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Securities. U.S. Treasury securities are government debt instruments, including bills, notes and bonds, issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

CFTC Regulation — Commodity Pool Exclusion and Registration

The 2010 enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including swaps, futures and forward contracts, and the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. Title VII of the Dodd-Frank Act creates a framework for the regulation of OTC derivatives, such as swaps. In particular, it makes broad changes to the OTC derivatives market and grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants. The legislation and the related regulations developed by the CFTC, SEC, and other federal regulators that have been and may be promulgated in the future may negatively impact a Fund’s ability to meet its investment objective either through investment limits or requirements imposed on it or any of its counterparties. In particular, capital requirements and requirements related to the mandatory clearing of OTC derivatives transactions have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in such Fund.

In February 2012, the CFTC announced substantial amendments to the exclusion in its Regulation 4.5 for registered investment companies from registration as a commodity pool operator (“CPO”). Under these amendments, if the Funds use commodity interests (such as CFTC-regulated futures, options on futures and swaps) other than for bona fide hedging purposes (as defined by the CFTC) and seeks to claim the Regulation 4.5 exclusion from registration, the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of such Fund’s NAV. Alternatively, the aggregate net notional value of these positions, determined at the time the most recent position was established, may not exceed 100% of such Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). MJ, SWAN, ISWN, QSWN, DIVO, QDVO, IDVO, YYY, SILJ, CNBS, and AWAY intend to comply with the requirements enumerated above to be excluded from registration as a CPO.

Portfolio Turnover

The Funds buy and sell portfolio securities in the normal course of its investment activities. The proportion of each Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate, and provides insight into such Fund’s trading activity. A turnover rate of 100% would occur, for example, if a fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Funds of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings. The following table sets forth each Fund’s portfolio turnover rate for the indicated period. Periods before January 29, 2024 represent a Predecessor ETFMG Fund’s portfolio turnover rate for the indicated period.

Portfolio Turnover Rate
Fund	Fiscal Year Ended September 30, 2023	Fiscal Year Ended October 31, 2023	Fiscal Year/Period Ended September 30, 2024
Amplify AI Powered Equity ETF	2,719%	N/A(6)	1,159%(7)
Amplify Alternative Harvest ETF	60%	N/A(6)	45%
Amplify BlackSwan Growth & Treasury Core ETF	N/A(5)	218%	61%(8)
Amplify BlackSwan ISWN ETF	N/A(5)	195%	32%(8)
Amplify BlackSwan Tech & Treasury ETF	N/A(5)	209%	39%(8)
Amplify Bloomberg AI Value Chain ETF	29%	N/A(6)	36%
Amplify BlueStar Israel Technology ETF	17%	N/A(6)	21%
Amplify Cash Flow Dividend Leaders ETF(1)	N/A(5)	21%	140%(9)
Amplify CWP Enhanced Dividend Income ETF	N/A(5)	66%	73%
Amplify CWP Growth & Income ETF(2)	N/A	N/A	27%
Amplify CWP International Enhanced Dividend Income ETF	N/A(5)	83%	104%
Amplify Cybersecurity ETF	16%	N/A(6)	71%
Amplify Digital Payments ETF	23%	N/A(6)	47%
Amplify Etho Climate Leadership U.S. ETF	50%	N/A(6)	78%
Amplify High Income ETF	N/A(5)	48%	110%(10)
Amplify Junior Silver Miners ETF	80%	N/A(6)	56%
Amplify Lithium & Battery Technology ETF	N/A(5)	42%	69%
Amplify Natural Resources Dividend Income ETF	N/A(5)	135%	106%
Amplify Online Retail ETF	N/A(5)	62%	38%
Amplify Samsung SOFR ETF(3)	N/A(5)	N/A	0%
Amplify Seymour Cannabis ETF	N/A(5)	46%	2%(11)
Amplify Thematic All-Stars ETF	N/A(5)	66%	75%
Amplify Transformational Data Sharing ETF	N/A(5)	36%	41%
Amplify Travel Tech ETF	48%	N/A(6)	33%
Amplify Weight Loss Drug & Treatment ETF(4)	N/A	N/A	36%

1.   COWS commenced operations on September 12, 2023.

2.   QDVO commenced operations on August 21, 2024.

3.   SOFR commenced operations on November 14, 2023.

4.   THNR commenced operations on May 20, 2024.

5.   Period inapplicable to the Fund as it represents the fiscal year ended for the Predecessor ETFMG Funds

6.   Period inapplicable to the Predecessor ETFMG Funds.

7.   The change in turnover was driven by a change in strategy of the Fund from an actively managed Fund to an index tracking Fund.

8.   The change in turnover was driven by a change in the index methodology that the Fund tracks. Consequently, the portfolio turnover for the prior year was higher than normal.

9.   The change in turnover was driven by a growth in fund assets.

10. The change in turnover was driven by a change in the index methodology that the Fund tracks.

11. The change in turnover was a result of portfolio management trading decisions.

Investment Risks

An investment in any of the Funds should be made with an understanding of the risks that an investment in such Fund’s shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities markets may worsen and the value of the securities and therefore the value of the Funds may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Affiliated Acquired Funds Risk

The Funds may invest in equity securities of other ETFs for which Amplify Investments serves as investment adviser. Amplify Investments has agreed to waive any acquired fund fees incurred by a Fund with respect to its investment in such other affiliated fund. Such waiver notwithstanding, it is possible that a conflict of interest may arise. Additionally, to the extent a Fund invests in the securities of another affiliated underlying fund, such Fund will be subjected to the investment risks of such underlying fund. Further, if the Adviser determines to no longer waive any acquired fund fees associated with a Fund’s investment in an affiliated fund, such Fund will bear the expenses of such investment.

Borrowing and Leverage Risk

When a Fund borrows money, it must pay interest and other fees, which will reduce such Fund’s returns if these costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, a Fund’s borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, each Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk

As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of a Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third party service providers.

Derivatives Risk

Certain Funds may utilize derivatives instruments which presents unique risks which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Transactions in derivative instruments (e.g., forwards, futures, options, and swaps) involve a risk of loss or depreciation due to: (i) unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; (ii) the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); (iii) tax constraints on closing out positions; and (iv) portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Further, derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; and (iii) national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and such Fund’s assets. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC derivatives may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

To the extent a Fund enters into derivatives transactions, it is required to do so pursuant to Rule 18f-4 of the 1940 Act. Rule 18f-4 requires, among other things, a fund to comply with limitations on risks relating to its derivatives transactions. To the extent a Fund is noncompliant with Rule 18f-4, such Fund may be required to adjust its investment portfolio which may, in turn, negatively impact such Fund’s ability to pursue its investment objective

Forward Contracts Risk. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, such Fund will be subject to these risks. Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if such Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction. Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates. Such factors may adversely affect a Fund.

Futures Contracts Risk. There are several risks in connection with the use of futures contracts. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract such Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that such Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which such Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because such Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes). Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•        Bitcoin Futures Contracts Risk. In addition to the risks of futures contracts generally, the market for bitcoin futures contracts has additional unique risks. The market for bitcoin futures contracts may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures contracts are subject to collateral requirements and daily limits may impact a Fund’s ability to achieve the desired exposure. Additionally, these collateral requirements may require a Fund to liquidate its position when it otherwise would not do so. The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods.

Option Contracts Risk. Certain of the Funds may invest in options contracts. The use of options involves investment strategies and risks which differ from those associated with ordinary portfolio securities transactions. Investing in options, including FLEX Options and/or LEAP Options, and other instruments with option-type elements may increase the volatility and/or transaction expenses of a Fund. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option.

An option may expire without value, resulting in a loss of the Fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

•        Covered Call Options Risk. Writing covered call options entails greater than ordinary investment risks. When selling a call option, the writer of the option will receive a premium; however, this premium may not be enough to offset a loss incurred if the price of the underlying stock is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). The use of covered call options may reduce the ability to profit from increases in the value of the underlying stock(s).

A sold call option may be considered “covered” or “uncovered”. A written call option may be covered by: (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the obligation under the option; (ii) entering into an offsetting forward commitment; and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the net exposure on the written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. An option is considered “uncovered” when the holder does not have a direct position with which to fill the terms of the option contract should the counterparty exercise their right to the option. Uncovered call options subject the writer of the option to the risk of potentially unlimited losses.

•        FLEX Options Risk. FLEX Options are those issued and guaranteed for settlement by the OCC. FLEX Options involve the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, a Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a Fund at prices that reflect the market price of the shares, a Fund’s NAV and, in turn the share price of such Fund, could be negatively impacted. The value of the FLEX Options held by a Fund will be determined based on market quotations or other recognized pricing methods.

•        LEAP Options Risk. A Fund may invest in long-term equity anticipation securities known as LEAP Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. In the event that trading in the underlying LEAP Options is limited or absent, the value of the Fund’s LEAP Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the LEAP Options. The trading in LEAP Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the LEAP Options, terminating the LEAP Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

•       Options on Futures Contracts Risk. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

•       Options on Indices Risk. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

•        OTC Options Risk. OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded, due to an increased risk that the issuer or counterparty will fail to perform its contractual obligations.

Swap Agreements Risk. Certain of the Funds may invest in swap agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser and/or Sub-Adviser, as applicable, to correctly predict which types of investments are likely to produce greater returns. If the Adviser and/or Sub-Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to such Fund is loss of the entire amount that such Fund is entitled to receive. If a Fund is obligated to pay the net amount, such Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs. Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. Amplify, under the supervision of the Board, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions, if any. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

•        Total Return and Interest Rate Swaps Risk. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A party may lose money in a total return swap if the counterparty fails to meet its obligations.

•        Uncleared and Cleared Swaps Risk.

•       Cleared Swaps Risk. Certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which such Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because such Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional collateral requirements with respect to such Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps. Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

•        Uncleared Swaps Risk. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect such Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Equity Securities Risk

Certain of the Funds invest in equity securities. The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Common Stock Risk. Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Amplify cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Funds’ purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Convertible Securities Risk. Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in non-U.S. securities. In addition, the underlying issuers of certain Depositary Receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Funds may therefore receive less timely information or have less control than if it invested directly in the non-U.S. issuer.

Master Limited Partnerships Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Preferred Stocks Risk. Preferred stocks are subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Many preferred stocks pay dividends at a fixed rate; therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks and trust preferred securities also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks may be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a Fund that invested in the preferred stock.

Rights and Warrants Risk. An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Royalty Trusts Risk. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, rising interest rates, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for the products.

When-Issued Securities Risk. When a fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a fund may miss the opportunity to obtain the security at a favorable price or yield. When purchasing a security on a when-issued basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, a Fund fails to qualify as a regulated investment company under applicable tax law, such Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to such Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Fixed Income Securities Risk

Fixed income securities are subject to certain risks, including: (i) interest rate risk; (ii) call risk; (iii) prepayment and extension risk; (iv) credit risk; (v) duration risk; and (vi) liquidity risk, which are more fully described below.

Bank Loans Risk. Investments in bank loans are subject to the same risks as investments in other types of debt securities, which may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying fund, particularly for second lien loans or other junior or subordinated loans; provided, however, that some loans are not secured by any collateral. Rights to collateral also may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may prevent the holder to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the holder may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Duration Risk. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. Higher sensitivity to interest rates is generally correlated with higher levels of volatility and, therefore, greater risk. As the value of a debt security changes over time, so will its duration.

High Yield Debt Securities Risk. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities. The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high yield debt security could be sold. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Interest Rate Risk. As interest rates rise, the value of a fixed income security held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent a Fund invests in fixed-income securities with longer-term durations, rising interest rates may cause the value of such Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed income markets and adversely affect the liquidity of certain fixed income investments. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. Policy set by the U.S. Board of Governors of the Federal Reserve regarding the federal funds rate and equivalent foreign rates is uncertain moving forward and dependent, in part, on market conditions.

Liquidity Risk. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. In the past, in stressed markets, certain types of securities, suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

Prepayment and Extension Risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Securities Risk

The Funds’ non-U.S. investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Non-U.S. investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or non-U.S. deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of non-U.S. governmental restrictions such as exchange controls. Unless a Fund has hedged its non-U.S. securities risk, non-U.S. securities risk also involves the risk of negative non-U.S. currency rate fluctuations, which may cause the value of securities denominated in such non-U.S. currency (or other instruments through which an underlying fund has exposure to non-U.S. currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

Risks Related to China and Hong Kong Issuers. Investing in shares or ADRs with underlying shares of companies organized, listed or domiciled in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) higher rates of inflation; (vi) controls on foreign investment and limitations on repatriation of invested capital; (vii) greater governmental involvement in and control over the economy; (viii) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (ix) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (x) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xi) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiii) the fact that the settlement period of securities transactions in foreign markets may be longer; (xiv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvi) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xvii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xviii) the risk that certain companies in the Underlying Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism. China is also vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners. After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners. Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Risks Related to Israeli Issuers. Political, economic and military conditions in Israel may directly affect the operations of Israeli issuers. Since the State of Israel was established in 1948, a number of armed conflicts have occurred between Israel and its Arab neighbors. Although Israel has entered into various agreements with Egypt, Jordan and the Palestinian Authority, there continues to be unrest and terrorist activity in Israel and on its borders, which has continued with varying levels of severity, and ongoing hostilities and armed conflicts between Israel and the Palestinian Authority and other groups in the West Bank and Gaza Strip, notably battles with Hamas in and around Gaza. In past years there has been a high level of violence between Israel and the Palestinians, including continuous rocket and missile attacks on certain areas of the country, and negotiations between Israel and representatives of the Palestinian Authority in an effort to resolve the state of conflict have been sporadic and have failed to result in peace. The establishment in 2006 of a government in the Gaza territory by Hamas, a U.S.-designated terrorist group, has created additional unrest and uncertainty in the region. During the last several years, Israel has engaged in armed conflicts with Hamas, which involved additional missile strikes from the Gaza Strip into Israel and disrupted most day-to-day civilian activity in the proximity of the border with the Gaza Strip, most recently in the summer of 2014. The effects of these hostilities and violence on the Israeli economy and the operations of Israeli issuers is unclear, and a Fund cannot predict the effect on such companies of a further increase in these hostilities or any future armed conflict, political instability or violence in the region. Israeli issuers, and consequently a Fund, could be harmed by any major hostilities involving Israel, the interruption or curtailment of trade between Israel and its trading partners or a significant downturn in the economic or financial condition of Israel. In the event of war, Israeli issuers and their Israeli aftermarket product subcontractors and suppliers may cease operations, which may cause delays in the distribution and sale of aftermarket products. Furthermore, since 2011, there has been civil war in Syria and since 2013, the region has seen the growth of the “Islamic State” and increased internal hostilities in Iraq. The impact of these circumstances on Israel’s relations with its Arab neighbors, in general, or on the operations of Israeli issuers in the region, in particular, remains uncertain. The establishment of new fundamentalist Islamic regimes or governments more hostile to Israel could have serious consequences for the peace and stability in the region, place additional political, economic and military confines upon Israel, materially adversely affect the operations of Israeli issuers and limit such issuers’ ability to sell products to countries in the region. Additionally, several countries, principally in the Middle East, still restrict doing business with Israel and Israeli companies, and additional countries and groups have imposed or may impose restrictions on doing business with Israel and Israeli companies if hostilities in Israel or political instability in the region continues or increases. These restrictions may limit materially the ability of Israeli companies to obtain manufactured components and raw materials from these countries or sell our products to companies in these countries. Any hostilities involving Israel or the interruption or curtailment of trade between Israel and its present trading partners, or significant downturn in the economic or financial condition of Israel, could adversely affect such companies’ business, results of operations and financial condition. The operations of Israeli companies may be disrupted by the obligations of personnel to perform military service. Employees in Israel may be obligated to perform annual reserve duty in the Israeli military and may be subject to being called for additional active duty under emergency circumstances. In response to increased tension and hostilities, there have been occasional call-ups of military reservists, and it is possible that there will be additional call-ups in the future. A Fund cannot predict the full impact of these conditions on Israeli companies in the future, particularly if emergency circumstances or an escalation in the political situation occurs.

Geographic Concentration Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia and the Middle East, can be interdependent and may be adversely affected by the same events. Set forth below for certain markets in which a Fund may invest are brief descriptions of some of the conditions and risks in each such market.

Risks Related to Geographic Concentration in Canada. Because the investments of the Funds may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Risks Related to Investments in Europe. The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy, and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population to receive financial aid from the International Monetary Fund and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested — at times violently — the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU alongside the UK, as discussed below. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The risk of investments in Europe may be heightened due to Russia’s ongoing military invasion of Ukraine. Various countries, including the United States, as well as NATO and the European

Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to Russian issuers or the adjoining geographic regions.

Illiquid Securities Risk

The Funds may, on a limited basis, invest in illiquid securities (any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset). No one can guarantee that a liquid trading market will exist for any security. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at an inopportune time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Securities that lack liquidity may also be difficult to value.

Initial Public Offering Risk

Certain of the Funds may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Funds will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Investment Companies Risk

The Funds may invest in securities of other investment companies. As a shareholder in securities of another investment company, the Funds will bear its ratable share of that investment company’s expenses, and would be subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. In addition, the Funds will incur brokerage costs when purchasing and selling shares of exchange-traded investment companies.

Closed-End Funds Risk. Certain of the Funds may invest in closed-end funds. Shares of closed-end funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end funds shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that a discount on shares of closed-end fund purchased by a Fund will not decrease further or that when a Fund seeks to sell shares of a closed-end fund it can receive the net asset value for those shares. As a shareholder in a closed-end fund, a Fund bears its ratable share of the fund’s expenses, subjecting Fund shareholders to additional expenses. Additionally, closed-end funds may utilize leverage. As a result, a Fund may be exposed indirectly to leverage through an investment in such securities. An investment in the shares of closed-end funds that utilize leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term return on such securities will be diminished. Closed-end funds may also issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s assets in an attempt to enhance the closed-end fund’s return. The organizational documents of certain closed-end funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the closed-end fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the closed-end fund.

Exchange-Traded Funds. The Funds may invest in exchange-traded funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Issuer Risk

The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Legislation and Litigation Risk

From time to time, various legislative initiatives are proposed in both the United States and in other countries which may have a negative impact on certain companies to which a Fund has exposure. Additionally, litigation regarding any of the any of the issuers of securities to which a Fund has exposure either directly or indirectly through the use of derivatives, or industries represented by these issuers, may have a negative impact on the value of these securities. Such legislation or litigation may cause a Fund to lose value.

Listing Standards Risk

Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Funds’ profit or require such Fund to incur a loss, and as a result, such Fund’s performance could be impacted. Non-compliance with the listing standards of the Exchange may result in a Fund’s shares being delisted by the Exchange. Any resulting liquidation of a Fund could cause such Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Events Risk

The value of the securities in which the Funds invest may go up or down due to changes in, among other items, general market conditions, economic trends or events that may or may not be specifically related to a particular issuer, or factors that affect a particular issuer or issuers, exchange, country, region, market, industry, sector or asset class. Price changes may be temporary or last for extended periods of time. Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on each Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as “COVID-19” was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. The COVID-19 pandemic also greatly increased market volatility. Preventative health measures enacted, along with the general uncertainty caused by this pandemic, emerging variants, and the efficacy of vaccines, resulted in, and may result in in the future, a decline in consumer demand, disruptions to healthcare systems and the supply chain, ratings downgrades, defaults and has imposed significant costs on governmental and business entities. The future potential economic impact of the COVID-19 pandemic, or any future public health crisis, is impossible to predict and could result in adverse market conditions which may negatively impact the performance of the Funds. In addition, the operations of the Funds, the Adviser and the Funds’ other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Municipal Securities Risk

Issuers of municipal securities may be unable to pay their obligations as they come due. The value of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by such revenue source. Values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Additionally, income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, unfavorable interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to be taxable and may result in a significant decline in the values of municipal securities.

Real Estate Investment Trusts Risk

Certain of the Funds may invest in REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including but not limited to, rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent such REIT may concentrate investments in particular geographic regions or property types. In addition, distributions received from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements Risk

Certain of the Funds or underlying funds may enter into repurchase agreements. Repurchase agreements are subject to the risk of failure. If the fund’s counterparty defaults on its obligations and the fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the fund may realize a loss. The investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. Additionally, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan, not within control of such party, and therefore, the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund or underlying fund could lose money if it is unable to recover the securities and the value of the collateral held by such fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Securities Lending Risk

A Fund may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.

Short Sales Risk

Short sales of securities or other instruments are subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or derivative that is the subject of a short sale increases, such fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss. A Fund or underlying fund may incur significant losses on short sales.

Small- and Medium-Sized Companies Risk

Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Special Purpose Acquisition Companies Risk

Certain Funds may invest on a limited basis in SPACs. Shares of a SPAC purchased in an initial public offering will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its initial public offering (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact BLOK and/or CNBS’ ability to meet its respective investment objective. If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, a holder may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the over-the-counter market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

U.S. Government Securities Risk

Certain of the Funds and/or certain of the underlying funds held by the Funds, may invest in U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Management of the Trust

Trustees and Officers

The general supervision of the duties performed for the Funds under the Investment Management Agreements (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Amplify Investments or any of its affiliates and (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees set broad policies for each Fund, choose the Trust’s officers and hire each Fund’s investment adviser. The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. Each Trustee, except for Christian Magoon, is an Independent Trustee. Mr. Magoon is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of Amplify Investments and the Trust. The officers of the Trust manage the Trust’s day-to-day operations, are responsible to the Trust’s Board of Trustees, and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust, as well as a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees, and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Christian Magoon(1) c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since inception	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Investments LLC (2015 – present); President of Amplify Investments LLC (2015 – 2018).	30	None
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1979	Trustee	• Indefinite term • Since inception	Attorney, City of Naperville, Illinois (2007 – present); Member, Elder Board of the Compass Church, (2013 – present)	30	None
Rick Powers c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1957	Trustee	• Indefinite term • Since inception	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present); Deputy Commissioner, Transportation, State of Indiana (2014 – 2019)	30	None
Mark Tucker c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1963	Trustee	• Indefinite term • Since inception	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – present)	30	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
Ed Keiley c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Chief Compliance Officer	• Indefinite term • Since inception	Chief Compliance Officer, Amplify Investments LLC (2016 – present); Trader Compliance, Inc. (2003 – present)	N/A	N/A
Bradley H. Bailey c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1967	Chief Financial Officer	• Indefinite term • 2016	Chief Financial Officer, Amplify Investments LLC (2016 – present)	N/A	N/A
William H. Belden c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Vice President	• Indefinite term • 2020	President, Amplify Investments LLC (2018 – present); Managing Director, Guggenheim Investments (2009 – 2018)	N/A	N/A
David Wilding c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1970	Secretary	• Indefinite term • 2023

Chief Operating Officer, Amplify Investments LLC (2023 – present); General Counsel and Chief Compliance Officer, Performance Trust Capital Partners (1996 – 2022); General Counsel and Chief Compliance Officer, PT Asset Management, LLC (1996 – 2022)

				N/A	N/A

____________

(1)  Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Amplify Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. The same four persons serve as a trustee of each of the Funds, and is anticipated to serve as a trustee for future Funds advised by Amplify Investments (each, an “Amplify Fund” and collectively, the “Amplify Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Amplify Investments or any of its affiliates. Mr. Magoon, an Interested Trustee, serves as the Chair of the Board for each Fund in the Amplify Investments Fund Complex.

The unitary board structure was adopted for the Amplify Funds because of the efficiencies it achieves with respect to the governance and oversight of the Amplify Funds. Each Amplify Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Amplify Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Amplify Funds, including among any such exchange-traded funds, the Board of the Amplify Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Amplify Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board that the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Amplify Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Amplify Investments Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. DiSanto, Powers and Tucker are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to David Wilding, Secretary of the Trust, at the Trust’s address, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. The Nominating and Governance Committee met one time during the fiscal period ended September 30, 2024.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. DiSanto, Powers and Tucker serve on the Audit Committee. The Audit Committee met four times during the fiscal period ended September 30, 2024.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of each Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), Ed Keiley.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Advisers, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Michael DiSanto has served as an attorney with the City of Naperville, Illinois since 2007, and currently serves as the City Attorney of Naperville. In this capacity, Mr. DiSanto oversees municipal matters for the city. Since 2013, Mr. DiSanto has served on the Elder Board of the Compass Church. Additionally, in 2012, Mr. DiSanto held the position of adjunct professor at Aurora University in Aurora, Illinois. Mr. DiSanto has served as a College Scholarship Board Member for the National Student Leadership Conference since 2018. Mr. DiSanto has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015) of the Amplify Funds.

Rick Powers is the Director, Department of Public Works, City of Peoria, Illinois, a position he has held since 2019. Previously, from 2014 to 2019, Mr. Powers served as Deputy Commissioner, Transportation with the State of Indiana, a position he has held since 2014. Additionally, from 2001 to 2014, Mr. Powers served as Director, Code Enforcement with the City of Indianapolis, Indiana. Mr. Powers has served as a Trustee of the Amplify Funds since 2015.

Mark Tucker is the sole member of Aspen Equity Partners, LLC, a company he founded in 2009 to serve as the managing member of several single-purpose limited liability companies that own and operate commercial property in Illinois, Wisconsin and Minnesota. Mr. Tucker has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Amplify Funds.

Interested Trustees

Christian Magoon is Chair of the Board of Trustees of the Amplify Funds and Chief Executive Officer and President of Amplify Investments. Mr. Magoon has served as Chief Executive Officer of Magoon Capital and YieldShares, LLC, which he participated in founding in 2010 and 2013, respectively. Mr. Magoon has served as a Trustee of the Amplify Funds since 2015.

Trustee Compensation and Ownership of Shares of the Funds

Independent Trustee Compensation

Effective January 1, 2024, the Independent Trustees are paid a fixed amount in two six-month periods (ending the prior June 30 and December 31, respectively) of $75,000 per Independent Trustee. Effective January 26, 2024, this amount was increased to $110,000 per Independent Trustee in connection with the closing of the reorganization of twelve ETFs into the Amplify Investments Fund Complex. Each six-month retainer will be allocated equally among each Fund in the Amplify Investments Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the compensation earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Funds and the aggregate compensation paid to them for services to the Amplify Investments Fund Complex, for the fiscal period ended September 30, 2024. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Amplify Investments.

Name of Trustee	Compensation from the Funds	Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$70,280	$100,391
Rick Powers	$70,280	$100,391
Mark Tucker	$70,280	$100,391

Ownership of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by the Interested Trustees in the Funds and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2024:

Fund	Magoon
Amplify AI Powered Equity ETF	—
Amplify Alternative Harvest ETF	—
Amplify BlackSwan Growth & Treasury Core ETF	—
Amplify BlackSwan ISWN ETF	—
Amplify BlackSwan Tech & Treasury ETF	—
Amplify Bloomberg AI Value Chain ETF	—
Amplify BlueStar Israel Technology ETF	—
Amplify Cash Flow Dividend Leaders ETF	—
Amplify CWP Enhanced Dividend Income ETF	—
Amplify CWP Growth & Income ETF	—
Amplify CWP International Enhanced Dividend Income ETF	—
Amplify Cybersecurity ETF	—
Amplify Digital Payments ETF	—
Amplify Etho Climate Leadership U.S. ETF	—
Amplify High Income ETF	—
Amplify Junior Silver Miners ETF	$10,001 – $50,000
Amplify Lithium & Battery Technology ETF	—
Amplify Natural Resources Dividend Income ETF	—
Amplify Online Retail ETF	—
Amplify Samsung SOFR ETF	—
Amplify Seymour Cannabis ETF	—
Amplify Thematic All-Stars ETF	—
Amplify Transformational Data Sharing ETF	—
Amplify Travel Tech ETF	—
Amplify Weight Loss Drug & Treatment ETF	—
Aggregate Holdings in Amplify Investments Fund Complex	$10,001 – $50,000

Ownership Codes:

A: $1 – $10,000
B: $10,001 – $50,000
C: $50,001 – $100,000
D: Over $100,000

The following table sets forth the dollar range of equity securities beneficially owned by the Independent Trustees in the Funds and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2024:

Fund	DiSanto	Powers	Tucker
Amplify AI Powered Equity ETF	—	—	—
Amplify Alternative Harvest ETF	—	—	—
Amplify BlackSwan Growth & Treasury Core ETF	$1 – $10,000	—	—
Amplify BlackSwan ISWN ETF	$1 – $10,000	—	—
Amplify BlackSwan Tech & Treasury ETF	$1 – $10,000	—	—
Amplify Bloomberg AI Value Chain ETF	—	—	—
Amplify BlueStar Israel Technology ETF	—	—	—
Amplify Cash Flow Dividend Leaders ETF	—	—	—
Amplify CWP Enhanced Dividend Income ETF	$1 – $10,000	—	—
Amplify CWP Growth & Income ETF	—	—	—
Amplify CWP International Enhanced Dividend Income ETF	—	—	—
Amplify Cybersecurity ETF	—	—	—
Amplify Digital Payments ETF	—	—	—
Amplify Etho Climate Leadership U.S. ETF	—	—	—
Amplify High Income ETF	$1 – $10,000	—	—
Amplify Junior Silver Miners ETF	—	—	—
Amplify Lithium & Battery Technology ETF	$1 – $10,000	—	—
Amplify Natural Resources Dividend Income ETF	—	—	—
Amplify Online Retail ETF	$1 – $10,000	—	—
Amplify Samsung SOFR ETF	—	—	—
Amplify Seymour Cannabis ETF	$1 – $10,000	—	—
Amplify Thematic All-Stars ETF	$1 – $10,000	—	—
Amplify Transformational Data Sharing ETF	$1 – $10,000	—	—
Amplify Travel Tech ETF	—	—	—
Amplify Weight Loss Drug & Treatment ETF	—	—	—
Aggregate Holdings in Amplify Investments Fund Complex	$1 – $10,000	—	—

Ownership Codes:

A: $1 – $10,000
B: $10,001 – $50,000
C: $50,001 – $100,000
D: Over $100,000

As of December 31, 2024, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of January 10, 2025, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The tables set forth in Exhibit B show the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the 1934 Act) who, as of January 8, 2025, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund.

Investment Adviser and Other Service Providers

Investment Adviser

Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, serves as the investment adviser to the Funds. Amplify Investments is a Delaware limited liability company with a sole member, Amplify Holding Company LLC. Amplify Investments discharges its responsibilities subject to the policies of the Board of Trustees. Amplify Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of each Fund except CNBS (the “Investment Management Agreement”), Amplify Investments oversees the investment of each Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay Amplify Investments an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee
Fund	Fee
Amplify AI Powered Equity ETF	0.75%
Amplify Alternative Harvest ETF	0.75%
Amplify BlackSwan Growth & Treasury Core ETF	0.49%
Amplify BlackSwan ISWN ETF	0.49%
Amplify BlackSwan Tech & Treasury ETF	0.49%
Amplify Bloomberg AI Value Chain ETF	0.59%
Amplify BlueStar Israel Technology ETF	0.75%
Amplify Cash Flow Dividend Leaders ETF	0.39%
Amplify CWP Enhanced Dividend Income ETF	0.55%
Amplify CWP Growth & Income ETF	0.55%
Amplify CWP International Enhanced Dividend Income ETF	0.65%
Amplify Cybersecurity ETF	0.60%
Amplify Digital Payments ETF	0.75%
Amplify Etho Climate Leadership U.S. ETF	0.45%
Amplify High Income ETF	0.50%
Amplify Junior Silver Miners ETF	0.69%
Amplify Lithium & Battery Technology ETF	0.59%
Amplify Natural Resources Dividend Income ETF	0.59%
Amplify Online Retail ETF	0.65%
Amplify Samsung SOFR ETF	0.20%
Amplify Thematic All-Stars ETF	0.49%
Amplify Transformational Data Sharing ETF	0.70%
Amplify Travel Tech ETF	0.75%
Amplify Weight Loss Drug & Treatment ETF	0.59%

With respect to COWS, pursuant to an agreement with COWS, Amplify Investments LLC has agreed to waive the management fees for COWS on assets under management up to $100 million from August 13, 2024 until at least September 11, 2025. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustee’s on behalf of COWS.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of CNBS (the “CNBS IMA” and collectively with the Investment Management Agreement, the “Investment Management Agreements”), Amplify Investments oversees the investment of the CNBS’ assets and is responsible for paying all expenses of the CNBS, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Funds have agreed to pay Amplify Investments an annual management fee equal to a percentage of its daily net assets, as detailed in the below table. Amplify Investments has entered into a Fee Waiver Agreement with CNBS under which it has agreed to waive or reduce CNBS’ management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution of service fees payable pursuant to any applicable Rule 12b-1 plan, acquired fund fees and expenses, and other extraordinary expenses) to not more than 0.75% of the daily net assets of CNBS, until March 1, 2026. Amplify Investments may also terminate the agreement at the end of the term upon 60 days’ written notice to CNBS. In addition, pursuant to its expense limitation agreement with CNBS, the Adviser is entitled to recoup any fees that it waived and/or CNBS expenses that it paid for a period of three years following such fee waivers and/or expense payments. CNBS may only make such repayment to the Adviser if, after the recoupment payment has been taken into account, it does not cause CNBS’ expense ratio to exceed either the expense cap in place at the time the expenses were waived or CNBS’ current expense cap.

Management Fee
Fund	Fee
Amplify Seymour Cannabis ETF	0.65%

With respect to all Funds, pursuant to an agreement with each Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by a Fund with respect to such Fund’s investment, if any, in any funds for which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by a Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of a Fund.

For services rendered during the fiscal periods set forth below, the following table sets forth the management fees paid by the Funds to Amplify Investments.

Management Fees

Fund	Fiscal Year Ended September 30, 2022(8)	Fiscal Year Ended October 31, 2022	Fiscal Year Ended September 30, 2023(8)	Fiscal Year Ended October 31, 2023	Fiscal Period/Year Ended September 30, 2024
Amplify AI Powered Equity ETF	$1,050,557	N/A	$807,307	N/A	$796,876
Amplify Alternative Harvest ETF	$4,831,728(9)	N/A	$1,300,685(12)	N/A	$938,545(15)
Amplify BlackSwan Growth & Treasury Core ETF	N/A(10)	$2,894,453	N/A	$1,148,793	$821,274
Amplify BlackSwan ISWN ETF	N/A(10)	$205,515	N/A	$182,293	$172,823
Amplify BlackSwan Tech & Treasury ETF(1)	N/A(10)	$10,281	N/A	$11,192	$11,453
Amplify Bloomberg AI Value Chain ETF	$254,728	N/A	$156,369	N/A	$177,920
Amplify BlueStar Israel Technology ETF	$1,095,603	N/A	$794,780	N/A	$629,051
Amplify Cash Flow Dividend Leaders ETF(2)	N/A	N/A	N/A	$0(13)	$0(16)
Amplify CWP Enhanced Dividend Income ETF	N/A(10)	$7,254,133	N/A	$15,042,005	$15,710,456(17)
Amplify CWP Growth & Income ETF(3)	N/A	N/A	N/A	N/A	$3,727
Amplify CWP International Enhanced Dividend Income ETF(4)	N/A(10)	$1,594	N/A	$146,315	$612,341
Amplify Cybersecurity ETF	$11,704,377	N/A	$8,556,475	N/A	$10,072,319

Fund	Fiscal Year Ended September 30, 2022(8)	Fiscal Year Ended October 31, 2022	Fiscal Year Ended September 30, 2023(8)	Fiscal Year Ended October 31, 2023	Fiscal Period/Year Ended September 30, 2024
Amplify Digital Payments ETF	$6,268,531	N/A	$3,457,711	N/A	$2,415,700
Amplify Etho Climate Leadership U.S. ETF	$795,259	N/A	$769,202	N/A	$802,599
Amplify High Income ETF	N/A(10)	$1,830,352	N/A	$1,748,846	$2,027,663
Amplify Junior Silver Miners ETF	$5,247,758	N/A	$4,687,198	N/A	$5,387,542
Amplify Lithium & Battery Technology ETF	N/A(10)	$1,230,448	N/A	$899,622	$482,998
Amplify Natural Resources Dividend Income ETF(5)	N/A(10)	$1,341	N/A	$34,059	$65,578
Amplify Online Retail ETF	N/A(10)	$2,527,341	N/A	$1,279,599	$1,036,858
Amplify Samsung SOFR ETF(6)	N/A	N/A	N/A	N/A	$265,842
Amplify Seymour Cannabis ETF	N/A(10)	$200,238(11)	N/A	$0(14)	$18,835(18)
Amplify Thematic All-Stars ETF	N/A(10)	$47,018	N/A	$19,232	$11,807
Amplify Transformational Data Sharing ETF	N/A(10)	$6,111,734	N/A	$3,151,667	$4,756,406
Amplify Travel Tech ETF	$1,917,412	N/A	$1,004,223	N/A	$653,021
Amplify Weight Loss Drug & Treatment ETF(7)	N/A	N/A	N/A	N/A	$6,722

1.   QSWN commenced operations on December 8, 2021.

2.   COWS commenced operations on September 12, 2023.

3.   QDVO commenced operations on August 21, 2024.

4.   IDVO commenced operations on September 7, 2022.

5.   NDIV commenced operations on August 23, 2022.

6.   SOFR commenced operations on November 14, 2023.

7.   THNR commenced operations on May 20, 2024.

8.   The management fees reflected in this column represent amounts paid by the applicable Predecessor ETFMG Fund to its investment adviser, ETF Managers Group LLC (“ETFMG”).

9.   This figure represents the management fees paid to ETFMG by the Predecessor ETFMG Fund net of the fee waiver. ETFMG reduced its management fee by $72,551 during this period.

10. This period is inapplicable to the Funds as it represents the fiscal year end for the Predecessor ETFMG Funds.

11. This figure represents the management fees paid to Amplify Investments, net of the fee waiver. Amplify Investments waived $204,674 in management fees during this period.

12. This figure represents the management fees paid to ETFMG by the Predecessor ETFMG Fund net of the fee waiver. ETFMG reduced its management fee by $805,318 during this period.

13. This figure represents the management fees paid to Amplify Investments, net of the fee waiver. Amplify Investments waived $1,875 in management fees during this period.

14. This figure represents the management fees earned by Amplify Investments, net of the fee waiver. Amplify Investments reduced its management fee by $195,223 and Amplify Investments reimbursed $7,609 in fund expenses during this period.

15. This figure represents the management fees paid to Amplify Investments, net of the fee waiver. Amplify Investments waived $858,234 in management fees due to investments in MJUS during this period.

16. This figure represents the management fees paid to Amplify Investments, net of the fee waiver. Amplify Investments waived $44,189 in management fees during this period.

17. This figure represents the management fees paid to Amplify Investments, net of the fee waiver. Amplify Investments waived $166,448 in management fees due to investments in SOFR during this period.

18. This figure represents the management fees paid to Amplify Investments, net of the fee waiver. Amplify Investments waived $162,893 in management fees during this period.

Under the Investment Management Agreements, Amplify Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreements are in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreements terminate automatically upon assignment and are terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of such Fund’s outstanding voting securities on 60 days’ written notice to Amplify Investments, or by Amplify Investments on 60 days’ written notice to the Fund.

Investment Sub-Advisers

The Adviser has retained the Sub-Advisers to each act as a sub-adviser to the Funds pursuant to the applicable sub-advisory agreement (collectively, the “Sub-Advisory Agreements”). Penserra, Tidal, CWP, Cerity, Seymour, Kelly Intelligence and Samsung serve as investment sub-advisers to the Funds as indicated in the table below. Penserra is a New York limited liability company located at 4 Orinda Way, Suite 100-A, Orinda, California 94563. Penserra is controlled by George Madrigal, who serves as Managing Partner, and Dustin Lewellyn, who serves as Managing Director, who together own a majority interest in Penserra. Penserra’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in Penserra. CWP is located at 1016 Collier Center Way, Suite 101, Naples, Florida 34100. CWP is controlled by Kevin Simpson and JoAnna Irons, both of whom serve as Managing Members of CWP and equally share full voting control in the company. Cerity Partners LLC is a registered investment adviser with its offices at 335 Madison Avenue, 23rd Floor, New York, NY 10017. Tidal Investments LLC is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. Tidal is controlled by Michael Venuto and Guillermo Trias, both serving as Managing Partners, who together own a voting majority interest in Tidal. Seymour Asset Management LLC is located at 1 Old Point Road, Quogue, New York 11959. Kelly Strategic Management, LLC is located at 7887 East Belleview Ave., Suite 1100, Denver CO 80111. Samsung Asset Management (New York), Inc. is located at 152 West 57th Street, New York, New York 10019.

	Penserra	Tidal	CWP	Cerity	Seymour	KI	Samsung
Amplify AI Powered Equity ETF	—	X	—	—	—	—	—
Amplify Alternative Harvest ETF	—	X	—	—	X	—	—
Amplify BlackSwan Growth & Treasury Core ETF	—	X	—	X	—	—	—
Amplify BlackSwan ISWN ETF	—	X	—	X	—	—	—
Amplify BlackSwan Tech & Treasury ETF	—	X	—	X	—	—	—
Amplify Bloomberg AI Value Chain ETF	X	—	—	—	—	—	—
Amplify BlueStar Israel Technology ETF	—	X	—	—	—	—	—
Amplify Cash Flow Dividend Leaders ETF	X	—	—	—	—	X	—
Amplify CWP Enhanced Dividend Income ETF	X	—	X	—	—	—	—
Amplify CWP Growth & Income ETF	X	—	X	—	—	—	—
Amplify CWP International Enhanced Dividend Income ETF	X	—	X	—	X	—	—
Amplify Cybersecurity ETF	X	—	—	—	—	—	—
Amplify Digital Payments ETF	X	—	—	—	—	—	—
Amplify Etho Climate Leadership U.S. ETF	—	X	—	—	—	—	—
Amplify High Income ETF	X	—	—	—	—	—	—
Amplify Junior Silver Miners ETF	—	X	—	—	—	—	—
Amplify Lithium & Battery Technology ETF	—	X	—	—	—	—	—
Amplify Natural Resources Dividend Income ETF	—	X	—	—	—	—	—
Amplify Online Retail ETF	X	—	—	—	—	—	—

	Penserra	Tidal	CWP	Cerity	Seymour	KI	Samsung
Amplify Samsung SOFR ETF	—	—	—	—	—	—	X
Amplify Seymour Cannabis ETF	—	X	—	—	X	—	—
Amplify Thematic All-Stars ETF	—	X	—	—	—	—	—
Amplify Transformational Data Sharing ETF	—	X	—	—	—	—	—
Amplify Travel Tech ETF	—	X	—	—	—	—	—
Amplify Weight Loss Drug & Treatment ETF	X	—	—	—	—	—	—

Pursuant to the Sub-Advisory Agreements, Amplify Investments has agreed to pay for the services provided by the Sub-Advisers through sub-advisory fees. Amplify Investments is responsible for paying the entire amount of each Sub-Adviser’s fee for the Funds. The Funds do not directly pay the Sub-Advisers.

AIEQ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify AI Powered Equity ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$32,309

MJ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Effective January 28, 2025, Seymour was added as a sub-advisor to MJ. Pursuant to the above, the following sub-advisory fees were paid to Tidal by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Alternative Harvest ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$39,912

SWAN

Effective January 10, 2023, the investment sub-advisory agreement for SWAN with ARGI was terminated. Effective March 15, 2023, the Adviser entered into an investment sub-advisory agreement with Cerity Partners LLC to be a sub-adviser to SWAN, along with Tidal. For the fiscal year and period ended October 31, 2023 and September 30, 2024, Cerity received an annual sub-advisory fee of $10,000, to be paid on a calendar quarter basis. In addition, Cerity and Amplify have entered into a profit and expense sharing arrangement whereby Cerity is paid a fee based upon the Fund’s average daily net assets (excluding assets that are held or owned by clients of Cerity) according to the schedule set forth below.

Cerity Profit-Sharing Schedule
Assets Under Management	Fee
$0 – $49,999,999	0 basis points per quarter
$50,000,000 – $99,999,999	2 basis points per quarter
$100,000,000 – $249,999,999	2.5 basis points per quarter
$250,000,000 – $499,999,999	4 basis points per quarter
$500,000,000 and up	5 basis points per quarter

Sub-Advisory Fees — Amplify BlackSwan Growth & Treasury Core ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal	Sub-Advisory Fees Paid to ARGI	Sub-Advisory Fees paid to Cerity
October 31, 2022	$224,719	$0	N/A
October 31, 2023	$105,057	N/A	$0
September 30, 2024	$75,388	N/A	$0

ISWN

Effective January 10, 2023, the investment sub-advisory agreement for SWAN with ARGI was terminated. Effective March 15, 2023, the Adviser entered into an investment sub-advisory agreement with Cerity Partners LLC to be a sub-adviser to SWAN, along with Tidal. For the fiscal year and period ended October 31, 2023 and September 30, 2024, Cerity received an annual sub-advisory fee of $10,000, to be paid on a calendar quarter basis. In addition, Cerity and Amplify have entered into a profit and expense sharing arrangement whereby Cerity is paid a fee based upon the Fund’s average daily net assets (excluding assets that are held or owned by clients of Cerity) according to the schedule set forth below.

Cerity Profit-Sharing Schedule
Assets Under Management	Fee
$0 – $49,999,999	0 basis points per quarter
$50,000,000 – $99,999,999	2 basis points per quarter
$100,000,000 – $249,999,999	2.5 basis points per quarter
$250,000,000 – $499,999,999	4 basis points per quarter
$500,000,000 and up	5 basis points per quarter

Tidal receives a sub-advisory fee that is equal to the greater of (1) $15,000 per annum or (2) 0.035% per annum of the average daily net assets of ISWN on the first $250 million in assets, 0.0325% on the next $250 million in assets, 0.0275% on the next $500 million in assets, and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify BlackSwan ISWN ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal	Sub-Advisory Fees Paid to ARGI	Sub-Advisory Fees paid to Cerity
October 31, 2022	$15,298	$0	N/A
October 31, 2023	$15,000	N/A	$0
September 30, 2024	$13,730	N/A	$0

QSWN

Effective January 10, 2023, the investment sub-advisory agreement for SWAN with ARGI was terminated. Effective March 15, 2023, the Adviser entered into an investment sub-advisory agreement with Cerity Partners LLC to be a sub-adviser to SWAN, along with Tidal. For the fiscal year and period ended October 31, 2023 and September 30, 2024, Cerity received an annual sub-advisory fee of $10,000, to be paid on a calendar quarter basis. In addition, Cerity and Amplify have entered into a profit and expense sharing arrangement whereby Cerity is paid a fee based upon the Fund’s average daily net assets (excluding assets that are held or owned by clients of Cerity) according to the schedule set forth below.

Cerity Profit-Sharing Schedule
Assets Under Management	Fee
.> $0	5 basis points per quarter

Tidal receives a sub-advisory fee that is equal to the greater of (1) $15,000 per annum or (2) 0.035% per annum of the average daily net assets of QSWN on the first $250 million in assets, 0.0325% on the next $250 million in assets, 0.0275% on the next $500 million in assets, and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify BlackSwan Tech & Treasury ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to ARGI	Sub-Advisory Fees Paid to Tidal	Sub-Advisory Fees Paid to Cerity
October 31, 2022[1]	$7,500	$13,438	N/A
October 31, 2023	N/A	$15,000	$10,000
September 30, 2024	N/A	$13,730	$7,500

1.   QSWN commenced operations on December 8, 2021

AIVC

Penserra an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Bloomberg AI Value Chain ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$10,164

ITEQ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify BlueStar Israel Technology ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$20,061

COWS

Kelly will not receive any sub-advisory fees for the first year. For every year following the first year, Kelly will receive a sub-advisory fee that is equal to the greater of (i) 25% of advisory fees of the average daily net assets of the Fund, calculated daily and paid monthly; or (ii) $15,000 minus the greater of (i) 0.025% per annum of the average daily net assets of the Fund on the first $500 million, 0.02% on the next $500 million, and 0.015% on assets over $1 billion, calculated daily and paid monthly; or (ii) $15,000.

Penserra will receive a $15,000 annual fee for the first year, payable monthly. For every year following the first year, Penserra will receive a fee that is equal to the greater of (1) $15,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million, and 0.03% on assets over $1 billion, calculated daily and paid monthly.

Sub-Advisory Fees — Amplify Cash Flow Dividend Leaders ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Kelly	Sub-Advisory Fees Paid to Penserra
October 31, 2023[1]	$0	$2,014
September 30, 2024	$0	$13,730

1.   COWS commenced operations on September 12, 2023

DIVO

Penserra is paid a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of DIVO on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. CWP is paid a sub-advisory fee equal to (i) 0.285% multiplied by the Fund’s total assets under management (“AUM”) for AUM up to $25,000,000, (ii) 0.25% multiplied by the Fund’s AUM for AUM from $25,000,000 to $50,000,000, (iii) 0.22% multiplied by the Fund’s AUM for AUM from $50,000,000 to $100,000,000 and (iii) 0.2% multiplied by the Fund’s AUM for AUM above $100,000,000, calculated daily and paid monthly. Kevin Simpson and Josh Smith, each a portfolio manager of CWP, serve as portfolio managers of DIVO and are primarily responsible for the day-to-day management of DIVO. Dustin Lewellyn, CFA, Chief Investment Officer of Penserra, has primary responsibility for implementing the Fund’s investment program and for the overall day-to-day management of DIVO. Ernesto Tong, CFA and Christine Johanson, each a portfolio manager of Penserra, serve as portfolio managers of DIVO and assist with the day-to-day management of DIVO. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify CWP Enhanced Dividend Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to CWP
October 31, 2022	$546,640	$2,681,617
October 31, 2023	$970,473	$5,513,569
September 30, 2024	$1,003,308	$5,813,464

QDVO

Penserra is paid an annual sub-advisory fee based upon the Fund’s average daily net assets. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify CWP Growth & Income ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to CWP
September 30, 2024[1]	$1,639	$1,931

1.   QDVO commenced operations on August 21, 2024.

IDVO

Penserra is paid a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of IDVO on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. CWP is paid a sub-advisory fee equal to (i) 0.285% multiplied by the Fund’s total assets under management (“AUM”) for AUM up to $25,000,000, (ii) 0.25% multiplied by the Fund’s AUM for AUM from $25,000,000 to $50,000,000, (iii) 0.22% multiplied by the Fund’s AUM for AUM from $50,000,000 to $100,000,000 and (iii) 0.2% multiplied by the Fund’s AUM for AUM above $100,000,000, calculated daily and paid monthly. Effective May 14, 2024, Seymour was added as a sub-advisor to IDVO. Seymour receives a sub-advisory fee equal to 0.085% per annum of the average daily net assets of the Fund on the first $25 million, 0.0725% on the next $25 million, 0.065% on the next $50 million and 0.06% on assets over $100 million, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify International Enhanced Dividend Income ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to CWP	Sub-Advisory Fees Paid to Seymour
October 31, 2023[1]	$16,286	$74,587	N/A
September 30, 2024	$47,103	$230,653	$34,201

1.   IDVO commenced operations on September 7, 2022

HACK

Penserra receives receive an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Cybersecurity ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$413,679

IPAY

Penserra receives receive an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Digital Payments ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$74,086

ETHO

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Etho Climate Leadership U.S. ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$42,923

YYY

Penserra is paid a sub-advisory fee that is equal to 0.03% per annum of the average daily net assets of YYY, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify High Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
October 31, 2022	$117,206
October 31, 2023	$104,931
September 30, 2024	$121,660

SILJ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Junior Silver Miners ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$208,488

BATT

Tidal is paid a sub-advisory fee that is equal to the greater of (1) $15,000 per annum or (2) 0.03% per annum of the average daily net assets of BATT, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Lithium and Battery Technology ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal
October 31, 2022	$62,565
October 31, 2023	$45,744
September 30, 2024	$24,559

NDIV

Tidal receives a sub-advisory fee that is equal to the greater of (1) $15,000 per annum or (2) 0.035% per annum of the average daily net assets of NDIV on the first $250 million in assets, 0.0325% on the next $250 million in assets, 0.0275% on the next $500 million in assets, and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Natural Resources Dividend Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal
October 31, 2022[1]	$2,835
October 31, 2023	$15,000
September 30, 2024	$13,730

1.   NDIV commenced operations on August 23, 2022

IBUY

Penserra is paid a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of IBUY on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Online Retail ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
October 31, 2022	$189,524
October 31, 2023	$98,431
September 30, 2024	$79,758

SOFR

Samsung receives a sub-advisory fee equal to the average daily net assets of the Fund, calculated daily and paid monthly, as follows: a) 0.05% on average assets up to $250 million; and b) 0.04% on average assets greater than $250 million. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Samsung SOFR ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Samsung
September 30, 2024	$24,849

1.   SOFR commenced operations on November 14, 2023.

CNBS

Penserra receives a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of CNBS on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Effective March 15, 2023, the Adviser entered into a sub-advisory agreement with Seymour Asset Management to be a sub-adviser to CNBS. Seymour receives a sub-advisory fee equal to the greater of (1) $25,000 per annum or (2) 0.20% per annum on the net asset value of the Fund’s assets above $60 million, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Seymour Cannabis ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees paid to Seymour
October 31, 2022	$31,156	N/A
October 31, 2023	$20,116	$24,999
September 30, 2024	$18,306	$22,917

MVPS

Tidal receives a sub-advisory fee equal to the greater of (1) $15,000 per annum or (2) 0.04% per annum of the average daily net assets of MVPS on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million, and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Thematic All-Stars ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal
October 31, 2022	$15,000
October 31, 2023	$15,000
September 30, 2024	$13,730

BLOK

Prior to September 16, 2020, the Adviser retained Tidal and Exponential to serve as sub-advisers to BLOK. Tidal is paid a sub-advisory fee that is equal to the greater of (1) $12,500 per annum or (2) 0.05% per annum of the average daily net assets of BLOK, calculated daily and paid monthly. In addition to the compensation for sub-advisory services, Amplify Investments, Tidal and Emerita Capital Indices, Inc. have entered into a profit and expense sharing arrangement, whereby each party will share equally in the expenses and profits, if any, of BLOK. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Transformational Data Sharing ETF
Fiscal Year Ended	Sub-Advisory Fees Paid to Tidal
October 31, 2022	$436,552
October 31, 2023	$225,119
September 30, 2024	$339,743

AWAY

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Travel Tech ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$24,472

THNR

Penserra is paid an annual sub-advisory fee based upon the Fund’s average daily net assets. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Weight Loss Drug & Treatment ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024[1]	$5,451

1.   THNR commenced operations on May 20, 2024.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds. The portfolio managers for each of the Funds are detailed in the table below.

Fund	Portfolio Managers
Amplify AI Powered Equity ETF	Charles A. Ragauss and Qiao Duan
Amplify Alternative Harvest ETF	Charles A. Ragauss, Qiao Duan and Timothy J. Seymour
Amplify BlackSwan Growth & Treasury Core ETF	Charles A. Ragauss, Michael Venuto, Dan Cupkovic, Indu Chhachhi, and Matt Westfall
Amplify BlackSwan ISWN ETF	Charles A. Ragauss, Michael Venuto, Dan Cupkovic, Indu Chhachhi, and Matt Westfall
Amplify BlackSwan Tech & Treasury ETF	Charles A. Ragauss, Michael Venuto, Dan Cupkovic, Indu Chhachhi, and Matt Westfall
Amplify Bloomberg AI Value Chain ETF	Dustin Lewellyn, Ernesto Tong, and Christine Johanson
Amplify BlueStar Israel Technology ETF	Charles A. Ragauss and Qiao Duan
Amplify Cash Flow Dividend Leaders ETF	Dustin Lewellyn, Ernesto Tong, Christine Johanson, Kevin Kelly, and Gerry O’Donnell
Amplify CWP Enhanced Dividend Income ETF	Dustin Lewellyn, Ernesto Tong, Christine Johanson, Kevin Simpson, and Josh Smith
Amplify CWP Growth & Income ETF	Dustin Lewellyn, Ernesto Tong, Christine Johanson, Kevin Simpson, and Josh Smith
Amplify CWP International Enhanced Dividend Income ETF	Dustin Lewellyn, Ernesto Tong, Christine Johanson, Kevin Simpson, Josh Smith, Ryland Matthews, and Timothy J. Seymour

Fund	Portfolio Managers
Amplify Cybersecurity ETF	Dustin Lewellyn, Ernesto Tong, and Christine Johanson
Amplify Digital Payments ETF	Dustin Lewellyn, Ernesto Tong, and Christine Johanson
Amplify Etho Climate Leadership U.S. ETF	Charles A. Ragauss and Qiao Duan
Amplify High Income ETF	Dustin Lewellyn, Ernesto Tong, and Christine Johanson
Amplify Junior Silver Miners ETF	Charles A. Ragauss and Qiao Duan
Amplify Lithium & Battery Technology ETF	Charles A. Ragauss and Michael Venuto
Amplify Natural Resources Dividend Income ETF	Charles A. Ragauss and Michael Venuto
Amplify Online Retail ETF	Dustin Lewellyn, Ernesto Tong, and Christine Johanson
Amplify Samsung SOFR ETF	Yunjae Hwang, Woongmin Greg Chun, and Evan Richert
Amplify Seymour Cannabis ETF	Timothy J. Seymour, Michael Venuto, and Charles A. Ragauss
Amplify Thematic All-Stars ETF	Charles A. Ragauss and Qiao Duan
Amplify Transformational Data Sharing ETF	Charles A. Ragauss, Michael Venuto and Daniel Weiskopf
Amplify Travel Tech ETF	Charles A. Ragauss and Qiao Duan
Amplify Weight Loss Drug & Treatment ETF	Dustin Lewellyn, Ernesto Tong, and Christine Johanson

Charles A. Ragauss (Tidal). Mr. Ragauss serves as a Senior Vice President of Portfolio Management and Trading at Tidal, and joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and Detroit CFA societies and holds the CFA designation.

Christine Johanson, CFA (Penserra). Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

Dan Cupkovic, CFP (Cerity). Mr. Cupkovic is a Partner at Cerity and serves as Director of Investment at Cerity (formerly ARGI Investment Services, LLC). He joined Cerity in 2008. Mr. Cupkovic is a member of the Cerity Investment Committee, which actively oversees the Cerity managed investment strategies. In addition to his investment role, Mr. Cupkovic works as a lead advisor for institutional accounts and high net worth clientele.

Daniel Weiskopf (Tidal). Mr. Weiskopf serves as Portfolio Manager at Tidal, having joined the firm in May 2018. Mr. Weiskopf has been an ETF Strategist since 2003, and was the portfolio manager and founder of MH Capital Partners, a small cap hedge fund from 1995 until 2003 which focused on asset light business models. Firms that Mr. Weiskopf has been affiliated with include, Investment Planners, Forefront Capital, UBS Financial and American Diversified Enterprises, an affiliated of Allen & Company. Mr. Weiskopf graduated with an MBA from Fordham University Gabelli School of Business, and holds a series 7 and 65 license.

Dustin Lewellyn, CFA (Penserra). Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETFs, such as the Funds. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock), and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA (Penserra). Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Mr. Tong managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Evan Richert, CFA (Samsung). Mr. Richert is a Portfolio Manager at Samsung. Mr. Richert’s experience includes fundamental credit research, portfolio management, and fixed income trading at Samsung Asset Management (New York), Inc. After years as a credit research analyst, he has been operating as a co-portfolio manager on multiple fixed income funds. Additionally, he trades a wide breadth of bonds spanning Corporate, Municipal, Treasury, and Government Sponsored Entities across multiple counties and currencies. Prior to his role at Samsung Asset Management, Mr. Richert worked in small-cap equity research at Sidoti & Company as well as providing pre-IPO equity research at IPO Financial. He earned a Bachelor of Science (B.S.) degree in Management (concentrations in Finance & Law) from Boston University as well as the Chartered Financial Analyst (CFA) designation.

Gerry O’Donnell (Kelly Intelligence). Mr. O’Donnell is a Director of Capital Markets at Kelly Intelligence and is experienced in institutional financial markets and trading. His expertise is in a variety of asset classes and financial instruments — both listed and over-the-counter, from equities to asset-backed credit derivatives and other structured products. He was the founding CEO, and subsequently as COO, of Roberts & Ryan Investments Inc — a Service Disabled Veteran Owned Small Business (SDVOSB) broker dealer whose business included US capital markets primary issuance underwriting and secondary agency trading of U.S. and EU equities, corporate bonds, and municipal bonds. Mr. O’Donnell is a co-founder of Blue Ocean, a global U.S.-based broker-dealer and Alternative Trading System. He resigned from military service at the rank of Captain after having served in the Army’s Military Police Corps. Mr. O’Donnell earned a Bachelor of Science degree in Mathematical Economics, and an Army Officer’s commission, from the United States Military Academy, at West Point.

Indu Chhachhi (Cerity). Dr. Chhachhi is a Principal at Cerity and serves as Investment Committee Member and Research at Cerity. Dr. Chhachhi joined Cerity in 2006 as a Financial Planner. Dr. Chhachhi has a doctorate in finance from Southern Illinois University and has been teaching finance at the university level since 1990. He served as the Chair of the Finance Department at Western Kentucky University from 1999 – 2007 and returned to this position in 2017. Currently, he is the Professor of Finance at WKU. He also serves as the Director of the Tennessee Valley Authority’s Investment Challenge Program.

Josh Smith (CWP). Mr. Smith is the Chief Investment Officer of Capital Wealth Planning, LLC, in which capacity he is responsible for the oversight and management of the firm’s investment strategies. Mr. Smith joined CWP in 2011. Prior to joining CWP, he spent 6 years with First Financial Capital Advisors, the internal asset management arm of First Financial Bank. Mr. Smith received his B.S. in Finance from Miami University of Ohio. He is a CFA charter holder.

Kevin Kelly (Kelly Intelligence). Mr. Kelly is the Chief Executive Officer of Kelly Intelligence. Mr. Kelly has an extensive background investment management, with a specific focus on options and ETFs. Mr. Kelly is the Founder and CEO of Kelly Intelligence, where he is responsible for investment strategy, ETF product design, index development, structuring and management, as well as overseeing retail and institutional investment research and capital markets. He also serves as the CEO of Kelly Benchmark Indexes, the index provider and sponsor of the SRVR and INDS ETFs. Previously, Mr. Kelly was the Chief Investment Officer and portfolio manager at Recon Capital, the creator of the Nasdaq 100 Covered Call ETF (QYLD) and the BXNT index (CBOE NASDAQ 100 BuyWrite V2 Index). Mr. Kelly created the custom options strategy in connection with the initial public offering of the NYSE: EGIF closed-end fund. Mr. Kelly holds a B.S. in Finance, summa cum laude, and a minor in Law & Economics, from the W.P. Carey School of Business, and Barrett, The Honors College at Arizona State University.

Kevin Simpson (CWP). Mr. Simpson has been the Chief Executive Officer of Capital Wealth Planning, LLC since establishing the firm in 2005. Mr. Simpson has been investing in options since he began his career at W.H. Newbold’s Son & Co. in 1992. After his time at W.H. Newbold’s Son & Co, Mr. Simpson spent 7 years with Wheat First Butcher Singer (subsequently Wells Fargo) where he helped institutions and high-net worth individuals plan and achieve their financial goals through option-centered strategies. Following his time at Wheat First Butcher Singer, Mr. Simpson spent several years at Sterling Financial before establishing Capital Wealth Planning. Mr. Simpson is a graduate of The George Washington University with a major in Finance.

Matt Westfall, CFA (Cerity). Mr. Westfall is a Partner at Cerity. He joined Cerity in 2010. He has a B.S./B.A. in Finance and Marketing from Ohio State University and earned his Chartered Financial Analyst® designation from the CFA Institute. Mr. Westfall has previous experience in investment banking developing research.

Michael Venuto (Tidal). Mr. Venuto is the Chief Investment Officer and a Portfolio Manager at Tidal. Mr. Venuto co-founded Toroso in 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Qiao Duan (Tidal). Ms. Duan is a Vice President of Portfolio Management and Trading at Tidal, and focuses on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Ryland Matthews, CFA (CWP). Mr. Matthews is a Portfolio Manager at Capital Wealth Planning, LLC with responsibility over trade execution, analytics, and reconciliation. He has 7 years’ experience in quantitative and rules-based trading. Prior to joining CWP, Mr. Matthews worked as a trader for a systematic commodity pool in Windermere, Florida, where he was responsible for trade execution and modeling. Mr. Matthews attended the University of Florida where he obtained a B.S. degree in Finance. Mr. Matthews is also a CFA charter holder.

Timothy J. Seymour (Seymour). Mr. Seymour is the Chief Investment Officer at Seymour Asset Management LLC. Mr. Seymour has over 24 years of investment experience as a portfolio manager, allocator, and capital markets professional across multiple asset classes. Mr. Seymour has been an early-stage investor in the cannabis industry and serves as a board member or in an advisory role for several private cannabis companies. Mr. Seymour is also a Senior Consultant to the JWAM Growth Fund, a cannabis hedge fund. In addition, Mr. Seymour is a frequent and long-time contributor on CNBC, including over a decade of appearances on the show “Fast Money.” Mr. Seymour is the founder and Chief Investment Officer of Seymour Asset Management (“SAM”). SAM provides both asset management and wealth management services for its clients, including direct investment and allocation to private equity and alternative assets. Prior to SAM, Mr. Seymour was the Chief Investment Officer and cofounder of Triogem Asset Management (“Triogem”), where he helped run the firm’s flagship fund, a long/short fund with an emphasis on global emerging markets.

Woongmin Greg Chun (Samsung). Mr. Chun is a Portfolio Manager at Samsung and is responsible for all aspects of portfolio management at Samsung Asset Management, New York. This includes portfolio strategy, credit research, strategy execution of U.S. dollar portfolios, and business development. Mr. Chun joined Samsung Asset Management (New York) Inc. (formerly known as Samsung Life Investment America) in 2009 as a Credit Analyst, and has extensive experience in managing U.S. dollar assets. Mr. Chun received a B.A. in Economics from University of Michigan, Ann Arbor.

Yunjae Hwang (Samsung). Mr. Hwang is a Portfolio Manager at Samsung and has extensive experience in fixed income markets and trading. His expertise encompasses various aspects of fixed income investments, including both investment-grade and high-yield corporate bonds, corporate and infrastructure private debt funds, collateralized loan obligations (CLOs), and investment-grade private placements. Prior to his role at Samsung Asset Management (New York), Inc,, Mr. Hwang managed the U.S. Credit fund for Kyobo Life Insurance. His educational background includes a Bachelor of Science (B.S.) degree in Finance from Sogang University

Compensation

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Penserra. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Ms. Johanson receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Ms. Johanson’s compensation is based on the performance and profitability of Penserra and her individual performance with respect to following a structured investment process.

Messrs. Venuto, Ragauss and Weiskopf, Dziekanski and Ms. Duan are each compensated by Tidal with a fixed salary and discretionary bonus based on the financial performance and profitability of Tidal and not based on the performance of the Funds for which each acts as portfolio manager. Each is also eligible for deferred compensation.

Messrs. Cupkovic, Chhachhi and Westfall are compensated by Cerity with a fixed salary and discretionary bonus based on the financial performance and profitability of Cerity and not based on the performance of the Funds for which each acts as portfolio manager.

Messrs. Simpson, Smith and Matthews are compensated by CWP. Mr. Simpson’s, Mr. Smith’s and Mr. Matthew’s compensation includes a salary and discretionary bonus based on the profitability of CWP.

Mr. Seymour is compensated by Seymour. Mr. Seymour’s compensation includes a salary and discretionary bonus. No compensation is directly related to the performance of the underlying assets.

Messrs. Kelly and O’Donnell are compensated by Kelly Intelligence with a fixed salary and discretionary bonus based on the financial performance and profitability of Kelly Intelligence and not based on the performance of the Funds for which each acts as portfolio manager.

Ownership of Fund Securities

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers for the Funds for which each acted as portfolio manager as of September 30, 2024:

AIEQ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

MJ

Portfolio Manager(1)	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

(1) Effective January 28, 2025, Timothy J. Seymour was appointed a s a portfolio manager of MJ.

SWAN

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$1 – $10,000
Dan Cupkovic	$10,001 – $50,000
Indu Chhachhi	$0
Matt Westfall	$1 – $10,000

ISWN

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$0
Dan Cupkovic	$0
Indu Chhachhi	$0
Matt Westfall	$1 – $10,000

QSWN

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0
Dan Cupkovic	$0
Indu Chhachhi	$0
Matt Westfall	$0

AIVC

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

ITEQ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

COWS

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Kelly	$0
Gerry O’Donnell	$0

DIVO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Simpson	$10,001 – $50,000
Josh Smith	$1 – $10,000

QDVO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Simpson	$10,001 – $50,000
Josh Smith	$1 – $10,000

IDVO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Simpson	$10,001 – $50,000
Josh Smith	$1 – $10,000
Ryland Matthews	$0
Timothy J. Seymour	$1 – $10,000

HACK

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

IPAY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

ETHO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

YYY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

SILJ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

BATT

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$0

NDIV

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$0

IBUY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

SOFR

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Yunjae Hwang	$0
Woongmin Greg Chun	$0
Evan Richert	$0

CNBS

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy J. Seymour	$1 – $10,000
Dustin Lewellyn(1)	$0
Ernesto Tong(1)	$0
Christine Johanson(1)	$0

(1) Effective on or about January 28, 2025, Mr. Lewellyn, Mr. Tong and Ms. Johanson no longer served as portfolio managers of CNBS, and Mr. Venuto and Mr. Ragauss were appointed portfolio managers of CNBS.

MVPS

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

BLOK

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$10,001 – $50,000
Daniel Weiskopf	$10,001 – $50,000

AWAY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

THNR

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

Accounts Managed by the Portfolio Managers

In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 2024.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ assets)
Charles A. Ragauss	86 ($10.687 billion)	0 ($0)	0 ($0)
Christine Johanson	32 ($3.843 billion)	0 ($0)	0 ($0)
Dan Cupkovic	0 ($0)	0 ($0)	0 ($0)
Daniel Weiskopf	2 ($209 million)	0 ($0)	29 ($12 million)
Dustin Lewellyn	32 ($3.843 billion)	0 ($0)	0 ($0)
Ernesto Tong	32 ($3.843 billion)	0 ($0)	0 ($0)
Evan Richert	1 ($242 million)	1 ($7.2 billion)	0 ($0)
Gerry O’Donnell	2 ($19.6 million)	0 ($0)	0 ($0)
Indu Chhachhi	0 ($0)	0 ($0)	0 ($0)
Josh Smith	3 ($3.741 billion)	0 ($0)	11,473 ($7.398 billion)
Kevin Kelly	2 ($19.6 million)	0 ($0)	0 ($0)
Kevin Simpson	3 ($3.741 billion)	0 ($0)	11,473 ($7.398 billion)
Matt Westfall	0 ($0)	0 ($0)	0 ($0)
Michael Venuto	51 ($5.497 billion)	0 ($0)	215 ($72 million)
Qiao Duan	63 ($6.651 billion)	0 ($0)	0 ($0)
Ryland Matthews	3 ($3.741 billion)	0 ($0)	11,473 ($7.398 billion)
Timothy J. Seymour	2 ($182 million)	0 ($0)	0 ($0)
Woongmin Greg Chun	1 ($242 million)	8 ($413 million)	0 ($0)
Yunjae Hwang	1 ($242 million)	2 ($221 million)	0 ($0)

Conflicts

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. In approving the Investment Advisory Agreements and respective Sub-Advisory Agreements, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of each Fund and that the Adviser and Sub-Advisers seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for each Fund, the applicable Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a Fund and other accounts, orders are placed at the same time. Each Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Each Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Fund Administration

General Information

The administrator, fund accountant and transfer agent for the Funds is U.S. Bancorp Fund Services, LLC (“USBFS”,“Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement

Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Funds, other than those provided by Amplify Investments, subject to the supervision of the Board of Trustees. USBFS employees generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by the Board or Amplify Investments on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement initially remains in effect for three years from the date of its initial approval, unless amended, and its continued renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’ refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing each Fund’s tax returns, and preparing reports to each Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement

Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Funds with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Amplify Investments.

Compensation

For the administrative and fund accounting services rendered to the Funds by USBFS, USBFS is paid an annual fee based on the average net assets of the Funds, subject to a minimum annual fee. For all of the Funds except CNBS, pursuant to each Fund’s unitary management fee structure, Amplify Investments is responsible for paying for the services provided by USBFS. The Funds, except CNBS, do not directly pay USBFS. CNBS does not utilize a unitary fee arrangement and therefore pays USBFS for administrative and fund accounting services an annual fee based on its net assets, subject to a minimum annual fee. The below table sets forth the fees paid by CNBS to USBFS for the specified periods.

Fund Administration and Accounting Fees

Fiscal Period/Year Ended	Fund Administration and Accounting Fees Paid
October 31, 2022	$45,211
October 31, 2023	$49,139
September 30, 2024	$57,116

Transfer and Dividend Agent

USBFS acts as the Funds’ transfer and dividend agent. The Funds, except CNBS, do not pay any fees to USBFS as Amplify Investments have assumed responsibility for payment of these fees as part of the unitary management fee. CNBS pays USBFS for its services as its transfer and dividend agent.

Custodian

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) for each Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

Securities Lending Agent

The Funds may participate in securities lending arrangements whereby a Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Funds’ securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Funds’ securities lending program. The following table sets forth information regarding the Funds’ securities lending activities during the fiscal year ended September 30, 2024.

	Amplify AI Powered Equity ETF	Amplify Alternative Harvest ETF	Amplify BlackSwan Growth & Treasury Core ETF
Gross income from securities lending activities	$364,057	$11,014,435	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(6,819)	(1,438,023)	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(2,566)	(46,376)	—
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(315,122)	(866,748)	—
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(324,507)	$(2,351,147)	$0
Net income from securities lending activities	$39,550	$8,663,288	$0
	Amplify BlackSwan ISWN ETF	Amplify BlackSwan Tech & Treasury ETF	Amplify Bloomberg AI Value Chain ETF
Gross income from securities lending activities	$0	$0	$126,233
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	—	—	(3,432)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	(1,429)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	—	—	(99,904)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$0	$0	$(104,765)
Net income from securities lending activities	$0	$0	$21,468
	Amplify BlueStar Israel Technology ETF	Amplify Cash Flow Dividend Leaders ETF	Amplify CWP Enhanced Dividend Income ETF
Gross income from securities lending activities	$439,173	$25	$74,255
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(21,812)	—	(1,346)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(3,668)	(1)	(1,925)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(282,984)	(24)	(63,584)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(308,464)	$(25)	$(66,855)
Net income from securities lending activities	$130,709	$0	$7,400

	Amplify CWP Growth & Income ETF	Amplify CWP International Enhanced Dividend Income ETF	Amplify Cybersecurity ETF
Gross income from securities lending activities	$0	$331,060	$1,247,457
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	—	(7,349)	(6,310)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	(8,279)	(6,650)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	—	(265,458)	(1,180,595)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$0	$(281,086)	$(1,193,555)
Net income from securities lending activities	$0	$49,974	$53,902
	Amplify Digital Payments ETF	Amplify Etho Climate Leadership U.S. ETF	Amplify High Income ETF
Gross income from securities lending activities	$481,091	$758,070	$533,556
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(9,920)	(41,337)	(64,435)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(3,733)	(4,856)	(9,668)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(400,495)	(456,022)	(114,540)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(414,148)	$(502,215)	$(188,643)
Net income from securities lending activities	$66,943	$255,855	$344,913
	Amplify Junior Silver Miners ETF	Amplify Lithium & Battery Technology ETF	Amplify Natural Resources Dividend Income ETF
Gross income from securities lending activities	$751,405	$2,083,347	$32,978
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(60,535)	(269,207)	(1,042)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(13,790)	(19,887)	(738)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(330,394)	(394,631)	(22,091)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(404,719)	$(683,725)	$(23,871)
Net income from securities lending activities	$346,686	$1,399,622	$9,107

	Amplify Online Retail ETF	Amplify Samsung SOFR ETF	Amplify Seymour Cannabis ETF
Gross income from securities lending activities	$325,416	$0	$306,793
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(20,234)	—	(36,076)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(8,396)	—	(4,143)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(192,146)	—	(67,485)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(220,776)	$0	$(107,704)
Net income from securities lending activities	$104,640	$0	$199,089
	Amplify Thematic All-Stars ETF	Amplify Transformational Data Sharing ETF	Amplify Travel Tech ETF
Gross income from securities lending activities	$2,520	$6,997,036	$185,114
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(348)	(618,614)	(9,289)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(28)	(132,983)	(1,421)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(618)	(3,045,147)	(110,766)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(994)	$(3,796,744)	$(121,476)
Net income from securities lending activities	$1,526	$3,200,292	$63,638
Amplify Weight Loss Drug & Treatment ETF
Gross income from securities lending activities	$269
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(20)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(7)
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	(128)
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$(155)
Net income from securities lending activities	$114

Distributor

General

Foreside Fund Services, LLC (the “Distributor”) serves as distributor and principal underwriter of the Creation Units of the Funds. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

Amplify Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Amplify Investments’ available resources to make these payments include profits from advisory fees received from the Funds. The services Amplify Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Funds, there have been no underwriting commissions with respect to the sale of Fund shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

12b-1 Plan

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. Each Fund does not currently pay, and each Fund has no current intention to pay, 12b-1 fees.

However, in the event 12b-1 fees are charged in the future, under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations

Shares of a Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of a Fund’s shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Exchanges

The only relationship that either Exchange has with Amplify Investments or the Distributor of the Funds in connection with the Funds is that each Exchange lists the shares of each Fund pursuant to its listing agreement with the Trust. The Exchanges are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. The Exchanges have no obligation or liability in connection with the administration, marketing or trading of the Funds.

Brokerage Allocations

General

The Sub-Advisers are responsible for decisions to buy and sell securities for its respective Fund and for the placement of such Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. Penserra is responsible for the execution of trades for the Funds for which it serves as Sub-Adviser (AIVC, COWS, DIVO, QDVO, IDVO, HACK, IPAY, YYY, IBUY, and THNR). Tidal is responsible for the execution of trades for the Funds for which it serves as Sub-Adviser (AIEQ, MJ, SWAN, ISWN, QSWN, ITEQ, ETHO, SILJ, BATT, NDIV, CNBS, MVPS, BLOK, and AWAY). Samsung is responsible for the execution of trades for SOFR. It is the policy of Amplify Investments to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Amplify Investments and its clients. The best price to each Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Advisers consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Amplify Investments has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Advisers may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if such Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to such Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreements provide that such higher commissions will not be paid by the Funds unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to Amplify Investments under the Investment Management Agreements would not be reduced as a result of receipt by Amplify Investments of research services.

The applicable Sub-Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which a Fund effects securities transactions may be used by such Sub-Adviser in servicing all of its accounts; not all of such services may be used by such Sub-Adviser in connection with the Fund. The Sub-Advisers each believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, each Sub-Adviser believes such costs to the applicable Fund will not be disproportionate to the benefits received by such Fund on a continuing basis. Each applicable Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the applicable Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

The following tables set forth the amount each Fund paid in brokerage commissions for the specified periods.

Brokerage Commissions

Fund	Fiscal Year Ended September 30, 2022(8)	Fiscal Year Ended October 31, 2022	Fiscal Year Ended September 30, 2023(8)	Fiscal Year Ended October 31, 2023	Fiscal Period/Year Ended September 30, 2024
Amplify AI Powered Equity ETF	$1,139,091	N/A	$1,626,704(10)	N/A	$487,489(14)
Amplify Alternative Harvest ETF	$2,958,037	N/A	$1,844,649	N/A	$971,549(15)
Amplify BlackSwan Growth & Treasury Core ETF	N/A(9)	$25,445	N/A	$14,393	$5,048
Amplify BlackSwan ISWN ETF	N/A(9)	$10,784	N/A	$11,265	$5,570
Amplify BlackSwan Tech & Treasury ETF(1)	N/A(9)	$335	N/A	$256	$35
Amplify Bloomberg AI Value Chain ETF	$7,618	N/A	$6,058	N/A	$9,667
Amplify BlueStar Israel Technology ETF	$1,095,603	N/A	$794,780	N/A	$23,074
Amplify Cash Flow Dividend Leaders ETF(2)	N/A	N/A	N/A	$392	$6,786
Amplify CWP Enhanced Dividend Income ETF	N/A(9)	$662,782	N/A	$1,153,788(12)	$1,009,286
Amplify CWP Growth & Income ETF(3)	N/A	N/A	N/A	N/A	$1,472
Amplify CWP International Enhanced Dividend Income ETF(4)	N/A(9)	$637	N/A	$39,159(13)	$142,443
Amplify Cybersecurity ETF	$604,163	N/A	$106,333	N/A	$385,699
Amplify Digital Payments ETF	$258,940	N/A	$118,528	N/A	$117,097
Amplify Etho Climate Leadership U.S. ETF	$41,476	N/A	$65,356	N/A	$92,000
Amplify High Income ETF	N/A(9)	$416,944	N/A	$329,338	$1,052,814(16)
Amplify Junior Silver Miners ETF	$1,113,550	N/A	$1,664,268(11)	N/A	$1,039,959(17)
Amplify Lithium & Battery Technology ETF	N/A(9)	$170,971	N/A	$164,686	$202,979
Amplify Natural Resources Dividend Income ETF(5)	N/A(9)	$360	N/A	$7,334	$12,634
Amplify Online Retail ETF	N/A(9)	$300,499	N/A	$176,045	$70,924(18)
Amplify Samsung SOFR ETF(6)	N/A	N/A	N/A	N/A	$0
Amplify Seymour Cannabis ETF	N/A(9)	$75,801	N/A	$68,298	$37,293
Amplify Thematic All-Stars ETF	N/A(9)	$2,837	N/A	$1,305	$1,040
Amplify Transformational Data Sharing ETF	N/A(9)	$257,403	N/A	$448,591	$491,347
Amplify Travel Tech ETF	$191,479	N/A	$152,770	N/A	$58,171(19)
Amplify Weight Loss Drug & Treatment ETF(7)	N/A	N/A	N/A	N/A	$815

1.   QSWN commenced operations on December 8, 2021.

2.   COWS commenced operations on September 12, 2023.

3.   QDVO commenced operations on August 21, 2024.

4.   IDVO commenced operations on September 7, 2022.

5.   NDIV commenced operations on August 23, 2022.

6.   SOFR commenced operations on November 14, 2023.

7.   THNR commenced operations on May 20, 2024.

8.   The management fees reflected in this column represent amounts paid by the applicable Predecessor ETFMG Fund to its investment adviser, ETF Managers Group LLC (“ETFMG”).

9.   This period is inapplicable to the Funds as it represents the fiscal year end for the Predecessor ETFMG Funds.

10. Significant market volatility was the primary factor causing increased portfolio turnover, resulting in a significant increase to the cost of trading borne by Predecessor AIEQ, during the fiscal year.

11. Increase in brokerage commissions for Predecessor SILJ during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year.

12. Increase in brokerage commissions for DIVO increased during the fiscal year due to an increase in assets of DIVO.

13. Increase in brokerage commissions for IDVO increased during the fiscal year due to an increase in assets of IDVO.

14. Increase in brokerage commissions for AIEQ during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year as a result of the change to an index tracking Fund.

15. Increase in brokerage commissions for MJ during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year.

16. Increase in brokerage commissions for YYY during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year.

17. Increase in brokerage commissions for SILJ during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year.

18. Increase in brokerage commissions for IBUY during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year.

19. Increase in brokerage commissions for AWAY during the fiscal year primarily due to a higher level of portfolio turnover during the fiscal year.

Affiliated Brokers’ Commissions

The below sets forth information regarding brokerage commissions paid by each Fund to affiliated brokers for the specified periods.

AIEQ

For the fiscal period ended September 30, 2024, AIEQ did not pay any commissions to any affiliated brokers.

MJ

For the fiscal period ended September 30, 2024, MJ did not pay any commissions to any affiliated brokers.

SWAN

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, SWAN did not pay any commissions to any affiliated brokers.

ISWN

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, ISWN did not pay any commissions to any affiliated brokers.

QSWN

For the fiscal period ended October 31, 2022, the fiscal year end October 31, 2023, and the fiscal period ended September 30, 2024, QSWN did not pay any commissions to any affiliated brokers.

AIVC

For the fiscal period ended September 30, 2024, AIVC did not pay any commissions to any affiliated brokers.

ITEQ

For the fiscal period ended September 30, 2024, ITEQ did not pay any commissions to any affiliated brokers.

COWS

For the fiscal periods ended October 31, 2023 and September 30, 2024, COWS did not pay any commissions to any affiliated brokers.

DIVO

	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
Fiscal year ended October 31, 2022	Penserra Securities LLC	$48,666	7%	30%

For the fiscal year ended October 31, 2023 and the fiscal period ended September 30, 2024, DIVO did not pay any commissions to any affiliated brokers.

QDVO

For the fiscal period ended September 30, 2024, QDVO did not pay any commissions to any affiliated brokers.

IDVO

For the fiscal period ended October 31, 2022, the fiscal year end October 31, 2023, and the fiscal period ended September 30, 2024, IDVO did not pay any commissions to any affiliated brokers.

HACK

For the fiscal period ended September 30, 2024, HACK did not pay any commissions to any affiliated brokers.

IPAY

For the fiscal period ended September 30, 2024, IPAY did not pay any commissions to any affiliated brokers.

ETHO

For the fiscal period ended September 30, 2024, ETHO did not pay any commissions to any affiliated brokers.

YYY

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, YYY did not pay any commissions to any affiliated brokers.

SILJ

For the fiscal period ended September 30, 2024, SILJ did not pay any commissions to any affiliated brokers.

BATT

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, BATT did not pay any commissions to any affiliated brokers.

NDIV

For the fiscal period ended October 31, 2022, the fiscal year end October 31, 2023, and the fiscal period ended September 30, 2024, NDIV did not pay any commissions to any affiliated brokers.

IBUY

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, IBUY did not pay any commissions to any affiliated brokers.

SOFR

For the fiscal period ended September 30, 2024, SOFR did not pay any commissions to any affiliated brokers.

CNBS

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, CNBS did not pay any commissions to any affiliated brokers.

MVPS

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, MVPS did not pay any commissions to any affiliated brokers.

BLOK

For the fiscal years ended October 31, 2022 and October 31, 2023, and the fiscal period ended September 30, 2024, BLOK did not pay any commissions to any affiliated brokers.

AWAY

For the fiscal period ended September 30, 2024, AWAY did not pay any commissions to any affiliated brokers.

THNR

For the fiscal period ended September 30, 2024, THNR did not pay any commissions to any affiliated brokers.

Research Services

During the fiscal periods/years ended October 31, 2022, October 31, 2023, and September 30, 2024, as applicable, the Funds did not pay commissions to brokers in return for research services.

Additional Information

Book Entry Only System

The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC

Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of a Fund’s shares shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of such Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Each Fund’s current portfolio holdings are also available on a daily basis at http://www.amplifyetfs.com. The Trust, Amplify Investments and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Amplify Investments, the Sub-Advisers and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

The Board has delegated to Amplify Investments the proxy voting responsibilities for the Funds and has directed Amplify Investments to vote proxies consistent with a Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Amplify Investments through Egan-Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Amplify Investments through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Amplify Investments with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by Amplify Investments in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at https://www.amplifyetfs.com, by calling 1-855-267-3837 or by accessing the SEC’s website at https://www.sec.gov.

Creation and Redemption of Creation Units

General

ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

A “custom basket” includes two categories of baskets under Rule 6c-11: (i) baskets containing a non-representative selection of an ETF’s portfolio holdings; and (ii) if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. Baskets containing a non-representative selection of an ETF’s portfolio holdings include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Separately, if an ETF exchanges a basket that reflects a representative sampling that differs from the initial basket used on such Business Day, that basket (and any such subsequent baskets) would constitute a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency, improve trading and help an ETF avoid adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), each Fund publishes this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of a Fund until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. At its discretion, a Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will ocurr no later than the second Business Day following the Transmittal Date (T+2).

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of a Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through such Fund. The Funds will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which Amplify Investments may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of each Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which Amplify Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the applicable Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the applicable Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, such Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the applicable Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to such Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of such Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of such Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of such Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of such Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for a Fund.

Creation Transaction Fees

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The creation transaction fee charged by each Fund in connection with purchases of Creation Units is detailed below. The creation transaction fee listed below for each Fund is current as of the date of this SAI and is subject to change. In addition to this fee, each Fund may also charge up to a 2% variable fee on the creation of Creation Units.

Creation Transaction Fee

Fund	Fee
Amplify AI Powered Equity ETF	$300
Amplify Alternative Harvest ETF	$500
Amplify BlackSwan Growth & Treasury Core ETF	$300
Amplify BlackSwan ISWN ETF	$300
Amplify BlackSwan Tech & Treasury ETF	$300
Amplify Bloomberg AI Value Chain ETF	$500
Amplify BlueStar Israel Technology ETF	$500
Amplify Cash Flow Dividend Leaders ETF	$300
Amplify CWP Enhanced Dividend Income ETF	$500
Amplify CWP Growth & Income ETF	$300
Amplify CWP International Enhanced Dividend Income ETF	$300
Amplify Cybersecurity ETF	$500
Amplify Digital Payments ETF	$300
Amplify Etho Climate Leadership U.S. ETF	$750
Amplify High Income ETF	$500
Amplify Junior Silver Miners ETF	$500
Amplify Lithium & Battery Technology ETF	$1,000
Amplify Natural Resources Dividend Income ETF	$300
Amplify Online Retail ETF	$500
Amplify Samsung SOFR ETF	$300
Amplify Seymour Cannabis ETF	$500
Amplify Thematic All-Stars ETF	$750
Amplify Transformational Data Sharing ETF	$500
Amplify Travel Tech ETF	$500
Amplify Weight Loss Drug & Treatment ETF	$300

Redemption Transaction Fees

Each Fund imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The redemption transaction fee charged in connection with redemptions of Creation Units for each Fund is detailed below. The redemption transaction fee listed below for each Fund is current as of the date of this SAI and is subject to change. In addition to this fee, each Fund may also charge up to a 2% variable fee on the redemption of Creation Units.

Redemption Transaction Fee

Fund	Fee
Amplify AI Powered Equity ETF	$300
Amplify Alternative Harvest ETF	$500
Amplify BlackSwan Growth & Treasury Core ETF	$300
Amplify BlackSwan ISWN ETF	$300
Amplify BlackSwan Tech & Treasury ETF	$300
Amplify Bloomberg AI Value Chain ETF	$500
Amplify BlueStar Israel Technology ETF	$500
Amplify Cash Flow Dividend Leaders ETF	$300
Amplify CWP Enhanced Dividend Income ETF	$500
Amplify CWP Growth & Income ETF	$300
Amplify CWP International Enhanced Dividend Income ETF	$300

Fund	Fee
Amplify Cybersecurity ETF	$500
Amplify Digital Payments ETF	$300
Amplify Etho Climate Leadership U.S. ETF	$750
Amplify High Income ETF	$500
Amplify Junior Silver Miners ETF	$500
Amplify Lithium & Battery Technology ETF	$1,000
Amplify Natural Resources Dividend Income ETF	$300
Amplify Online Retail ETF	$500
Amplify Samsung SOFR ETF	$300
Amplify Seymour Cannabis ETF	$500
Amplify Thematic All-Stars ETF	$750
Amplify Transformational Data Sharing ETF	$500
Amplify Travel Tech ETF	$500
Amplify Weight Loss Drug & Treatment ETF	$300

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. A Fund will accept all orders for Creation Units that are in good order. Circumstances under which a Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Regular Holidays

Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among foreign. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of a Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent a Fund from delivering securities within the normal settlement period.

The longest redemption cycle for each Fund is a function of the longest redemption cycle among the countries whose securities comprise such Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver the redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the applicable Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, such Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Other dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. In addition, dividends received by a Fund from REITs are qualifying dividends eligible for this lower tax rate only in certain circumstances.

Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by a Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Income from the Funds may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by a Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Options

The Options included in the SWAN portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Such treatment would cause such Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, such Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund the required distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. However, the Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

Nature of Fund Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause such Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer such Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Funds will not be able to pass through to its shareholders any credit or deduction for such taxes. The Funds may be able to make an election that could ameliorate these adverse tax consequences. In this case, such Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by such Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward

As of September 30, 2024, for federal income tax purposes, each Fund had capital loss carryforwards available to offset future capital gains as indicated in the table below.

Fund	Short-Term	Long-Term	Expires
Amplify AI Powered Equity ETF	$35,595,252	$0	Unlimited
Amplify Alternative Harvest ETF	$427,572,131	$1,356,363,690	Unlimited
Amplify BlackSwan Growth & Treasury Core ETF	$96,591,721	$4,754,165	Unlimited
Amplify BlackSwan ISWN ETF	$10,890,946	$1,083,615	Unlimited
Amplify BlackSwan Tech & Treasury ETF	$405,280	$0	Unlimited
Amplify Bloomberg AI Value Chain ETF	$2,024,127	$11,529,136	Unlimited
Amplify BlueStar Israel Technology ETF	$11,944,385	$26,483,360	Unlimited
Amplify Cash Flow Dividend Leaders ETF	$0	$0	Unlimited
Amplify CWP Enhanced Dividend Income ETF	$0	$0	Unlimited
Amplify CWP Growth & Income ETF	$0	$0	Unlimited
Amplify CWP International Enhanced Dividend Income ETF	$2,138,452	$193,256	Unlimited
Amplify Cybersecurity ETF	$147,878,879	$168,679,552	Unlimited
Amplify Digital Payments ETF	$75,826,028	$216,756,042	Unlimited
Amplify Etho Climate Leadership U.S. ETF	$9,800,189	$18,752,734	Unlimited
Amplify High Income ETF	$25,400,154	$70,176,377	Unlimited
Amplify Junior Silver Miners ETF	$151,371,386	$256,729,687	Unlimited
Amplify Lithium & Battery Technology ETF	$35,492,200	$61,755,501	Unlimited
Amplify Natural Resources Dividend Income ETF	$338,274	$58,198	Unlimited
Amplify Online Retail ETF	$122,498,200	$255,114,107	Unlimited
Amplify Samsung SOFR ETF	$0	$0	Unlimited
Amplify Seymour Cannabis ETF	$7,384,946	$31,142,959	Unlimited
Amplify Thematic All-Stars ETF	$1,694,399	$1,535,230	Unlimited
Amplify Transformational Data Sharing ETF	$158,575,901	$273,814,076	Unlimited
Amplify Travel Tech ETF	$58,115,078	$73,453,222	Unlimited
Amplify Weight Loss Drug & Treatment ETF	$0	$0	Unlimited

Other Taxation

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Net Asset Value.”

The per share net asset value of each Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or non-U.S. exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for such Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)  Common stocks and other equity securities listed on any national or non-U.S. exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)  Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)  Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2)  Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by Amplify Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by other third parties, the YYY Index, the IBUY Index, the BATT Index, the SWAN Index, the EMFQ Index, the QSWN Index, the ISWN Index and the NDIV Index (which, in turn, could result in a difference between a Fund’s performance and the performance of such index), or in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares of the Funds, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

Each Fund may suspend the right of redemption for such Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income of a Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of a Fund’s shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm. The firm audits each Fund’s financial statements and performs other related audit and non-audit services.

Performance Information

To obtain a Fund’s most current performance information, please call (855) 267-3837 or visit the Funds’ website at www.amplifyetfs.com. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The audited financial statements and notes thereto in each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2024 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Where applicable, financial performance information prior to January 26, 2024 reflects the financial performance of a Predecessor ETFMG Fund. The Predecessor ETFMG Funds were reorganized into the respective Funds on January 29, 2024 and the respective Funds have adopted the prior performance and financial history of the Predecessor ETFMG Funds. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Annual Report for the fiscal year ended September 30, 2024 may be obtained upon request and without charge by writing or calling Amplify Investments at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 or by calling 1-855-267-3837. Effective December 12, 2023, the Board of Trustees approved a change in fiscal year end for the Funds from October 31 to September 30.

Exhibit A — Proxy Voting Guidelines

Egan-Jones Proxy Voting Guidelines

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given Company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•        the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•        revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•        corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•        Directors should be accountable to shareholders, and management should be accountable to directors.

•        Information on the Company supplied to shareholders should be transparent.

•        Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.   Director independence

It is our view that:

•        A two-thirds majority of the board should be comprised of independent directors.

•        Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•        When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•        Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•        No director should serve as a consultant or service provider to the Company.

•        Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•        should not have been employed by the Company or an affiliate within the previous five years.

•        should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.

•        should not be the founder of the Company.

•        should not be a director of the Company serving in an ex officio capacity.

•       should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the Company discloses exact appointment date, will be exempted from this rule.

•       should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•        should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

•        should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

•        a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•        a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B.    Board operating procedures

•        The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•        Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•        The independent directors should be provided access to professional advisers of their own choice, independent of management.

•        The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•        Directors should have access to senior management through a designated liaison person.

•        The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.   Requirements for individual directors

We recommend that:

•        The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•        The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.   Shareholder rights

•        A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•        “Greenmail” should be prohibited.

•        Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•        Directors should be elected annually.

•        The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•       Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc..

WITHHOLD votes from nominees who:

•        are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•        are inside directors and sit on the Audit, Compensation, or Nominating committees.

•        are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•        are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

•        attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•        ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•        ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•        fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•        implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•        sit on more than five other public boards.

•        serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•        serve as CEOs and hold more than one outside public directorship^.

•        serve as Chairmen of the Board and hold more than one outside public directorship^.

•        sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•        sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

^ CEO/CHAIRMAN over-boarding exemption

If CEO or Chairman of the Company holds more than one other public company directorship, but one of these companies is a SPAC, he/she will be exempted from the Egan-Jones over-boarding rule.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable result on the Egan-Jones Compensation Score.*

*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Score.**

**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

WITHHOLD votes from Chairman of the Nominating Committee when there are no women, ethnically or racially diverse directors on the Board.

WITHHOLD from the Board Chair if the company or its board adopted a classified board structure or supermajority vote requirements to amend the bylaws or charter.

Board Accountability

Case-by-case basis for the following:

•        Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

•        A low board score, coupled with poor performance

•        Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

AGAINST management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

FOR management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions. FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

AGAINST shareholder proposal requesting a third party review and report on lobbying activities alignment with position on universal health coverage.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target Company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•        Auditor obtains a questionable result on the Egan-Jones Auditor Score which takes into account a number of factors including but not limited to:

➢     Auditor rotation every seven years

➢     Non-audit fees exceeding 50% of total fees

➢     Significant and material disciplinary actions taken against the Company’s Auditor

•        Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Auditor Rotation

FOR shareholders proposals asking for auditor rotation.

FOR Shareholder proposal asking to limit the auditor from providing non-audit services.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of DirectorAGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies. FOR shareholder proposals requesting multiple candidate elections.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting. AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.

FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval. FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem the Company’s existing “poison pill”. Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant Company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•        0.5% ownership threshold

•        Number of board members that may be elected — cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

•        We prefer no limit or caps on the number of shareowners in the nominations group

•        Loaned securities will count towards total

•        We prefer that all participants affirm that they intend to be “long term shareholders” of the Company with at least 6 month ownership duration requirement

•        Proposals with no re-nominations restrictions are preferred.

FOR shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit — to enable as many shareholders as may be needed to combine their shares to equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives one of the lowest two Compensation scores, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommendation FOR.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Compensation Plan other than a Qualified ESPP at Special Purpose Acquisition Company

FOR compensation plans of the newly formed Company arising from a business combination with a special purpose acquisition Company (SPAC), unless the authorized share pool exceeds 3% of the newly formed Company’s authorized shares.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the result obtained by the Company in Egan-Jones Compensation Score. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable result on the Egan-Jones Compensation Score, FOR otherwise.*

*In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan-Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

The Federal Forum Selection for the Securities Act Claims Amendment

FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who: are interested directors and sit on key board committees (Audit or Nominating committees)

•        are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.

•        attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•        ignore a shareholder proposal that is approved by a majority of shares outstanding

•        ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Changing Fundamental Investment Policy to Non-Fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval — “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub-advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•        such as those that exceed 3x of the cash severance or

•        if the cash severance multiple is greater than 2.99x or

•        contain tax gross-ups or

•        provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or

•        are triggered prior to completion of the transaction or

•        if the payouts are not contingent on the executive’s termination.

Extension Amendment Proposal for SPAC companies

Proposal asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan-Jones will recommend AGAINST.

Miscellaneous Shareholder Proposals

Governance

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Fair Elections/Advance Notice Bylaw

FOR shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:

1.    require the nomination of candidates more than 90 days before the annual meeting,

2.    impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3.    require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

CEO succession policy

FOR shareholder proposals requesting a CEO succession planning policy.

Report on Key-Person Risk

FOR shareholder proposals requesting a report on the Company’s key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.

The Board’s Nominee Disclosure Policy/True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise

AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.

Risk Oversight Committee/Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposals that request that the Company create a new technology committee. Based on the Cybersecurity Risk Score, FOR in cases when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.

Decarbonization Committee

AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company’s capital structure and charter/bylaws. These include, but are not limited to:

➢     the ability to re-classify a board;

➢     the exclusive right to set the number of directors;

➢     limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Report on Whistleblower Policies and Practices

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder proposal regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Concealment Clauses

Shareholder proposal requesting additional reporting on risks associated with the use of certain concealment clauses. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Executive Compensation

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

Shareholder proposals to adopt an executive compensation recoupment policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation Score: FOR when the Company receives one of the lowest two results on the Compensation Score; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP).

Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Stockholder proposals on non-GAAP measures disclosure, to adopt a policy that when the Company adjusts or modifies any generally accepted accounting principles (“GAAP”) financial performance metric for determining senior executive compensation, it should include a specific explanation for each adjustment and a reconciliation of the adjusted metric to GAAP. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Legal and Compliance Costs in Executive Compensation metrics

Shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Tax Transparency

Shareholder proposals on tax transparency requesting that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI)

Tax Standard. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Target Amounts for CEO Compensation — Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors. FOR shareholder proposals to discontinue professional services allowance for NEOs.

Shareholder proposals on cessation of Stock Option and Bonus Programs. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

Executive Perquisites

Shareholder proposals requesting that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from overall Governance Score.

Shareholder proposals on pay for superior performance. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

Clawback Provision Amendment of the Company Policy

Shareholder proposals requesting recoupment of awarded incentive pay and to state that conduct (intentional misconduct and not intentional misconduct) may trigger application of that policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals on Social and Environmental Issues

Environment

AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.

AGAINST shareholder proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

Shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution.

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging. AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals. AGAINST shareholder proposals requesting a report on nanomaterials.

GHG Emissions

Shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Energy

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on distributed — scale clean electricity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Climate Change

Shareholder proposals on establishing a climate change committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting environmental and social due diligence. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Fiduciary Carbon-Emission Relevance Report

Shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic consequences of adopting a 2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on limiting supply chain flaring. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on investment of retirement funds in companies contributing to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on privatization of pollution assets.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.

AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transporation sector.

AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.

Health

AGAINST shareholder proposals requesting a report on sugar and public health. AGAINST shareholder proposals regarding cage free egg progress disclosure.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholders proposals that request fair distribution and access to life-sustaining drugs and vaccines in affordable prices in both the United States and in low-income countries.

Shareholder proposal requesting a report on transfer of intellectual property to potential COVID-19 manufacturers. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting report on government financial support and access to COVID-19 vaccines and therapeutics. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on public health costs of protecting vaccine technology. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.

AGAINST shareholder proposals requesting that the Company prepare an independent third-party audit on driver health and safety.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

Social

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals on transition to a public benefit corporation.

AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

Proposals on defense issues. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on policies regarding military and militarized policing agencies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Shareholder proposals requesting a report on development of products for military. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Human Rights, Labor Issues

Shareholder proposals on establishing a human rights committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report evaluating the efficacy of the Company’s existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on data privacy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking reports on the Company’s activities affecting indigenous peoples. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Freedom of Expression

Shareholder proposals on policies of freedom of expression — to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Non-Partisanship/Political Speech

AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.

Freedom of Association

Shareholder proposal regarding adoption of policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.

Shareholder proposals requesting workplace safety reports: Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding a slavery and human trafficking report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a disclosure whether the Company’s business operations involve, rely or depend on child labor. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.

AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.

AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.

AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Diversity, Equity and Inclusion

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on Diversity and Inclusion

Shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

DE&I Policies Third Party — Audit Racial Equity/Civil Rights Audit

AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company’s Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company’s business. The audit may, in the Board’s discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company’s website.

Report on effects of DE&I/Report on Discrimination Risk Oversight and Impact

Shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs

Shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.

Shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting paid sick leave for all employees. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on worker misclassification. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Inclusive Hiring or Fair Chance Employment

Shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.

Animal Rights

AGAINST proposals that deal with animal rights.

AGAINST shareholder proposal supply chain practices report focusing on animal welfare.

Nonhuman primates report

AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.

Product Integrity and Sales, Marketing and Advertising

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.

Shareholder proposals asking for responsible sourcing details of product. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a report on plant-based milk pricing.

AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the Company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.

AGAINST shareholder proposals requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.

Impact of Extended Patent Exclusivities on Product Access

Shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Assessment of the Company’s advertising and marketing practices

Shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company’s advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Algorithm Disclosure

Shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Anticompetitive Practices

Shareholder proposal regarding a report on board oversight of risks related to anticompetitive practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Facial Recognition Technology

Shareholder proposals on prohibition on sales of facial recognition technology to all government entities. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Business Operations and Ethics, Fair Practice

Provision of Services in Conflict Zones policy

AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e. that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.

Politicized de-banking

Shareholder proposals requesting a report on politicized de-banking evaluating the Company’s policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.

Shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

Exhibit B — Principal Holders Table

Amplify AI Powered Equity ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	22.86%
Apex Clearing Corporation 350 North St. Paul Street, Suite 1300 Dallas, TX 75201	22.43%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	19.45%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	6.97%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.82%

Amplify Alternative Harvest ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	22.82%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	19.81%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.62%
Apex Clearing Corporation 350 North St. Paul Street, Suite 1300 Dallas, TX 75201	7.21%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	5.09%

Amplify BlackSwan Growth & Treasury Core ETF

Name and Address of Owner	Percentage of Record Ownership
The Northern Trust Company 801 S. Canal Street Chicago, Illinois 60607	36.32%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	36.21%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	7.83%

Amplify BlackSwan ISWN ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	87.83%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	8.41%

Amplify BlackSwan Tech & Treasury ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	58.69%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	21.87%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	13.60%

Amplify Bloomberg AI Value Chain ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	16.17%
Wedbush Securities Inc. 1000 Wilshire Blvd. Los Angeles, CA 90017-2457	13.24%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	12.86%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	12.10%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	6.84%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.97%

Amplify BlueStar Israel Technology ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	17.55%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.21%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	9.20%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	8.04%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	7.55%
J.P. Morgan Securities LLC/JPMC 14201 Dallas Parkway Dallas, Texas 75254	6.16%

Amplify Cash Flow Dividend Leaders ETF

Name and Address of Owner	Percentage of Record Ownership
U.S. Bank N.A./ETF 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	33.64%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	15.86%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716-1100	15.27%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	13.78%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	9.08%

Amplify CWP Enhanced Dividend Income ETF

Name and Address of Owner	Percentage of Record Ownership
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716-1100	34.11%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	24.11%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.93%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	8.62%

Amplify CWP Growth & Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	42.59%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	25.05%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716-1100	7.65%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.14%

Amplify CWP International Enhanced Dividend Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	28.70%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	20.57%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716-1100	13.94%
Janney Montgomery Scott LLC 1717 Arch Street, 17th Floor Philadelphia, Pennsylvania 19103	12.52%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	6.93%
Stifel, Nicolaus & Company, Incorporated 200 Regency Forest Drive Cary, North Carolina 27518	5.89%

Amplify Cybersecurity ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	23.69%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	13.59%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	12.46%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.31%

Amplify Digital Payments ETF

Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	17.77%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	16.01%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	10.90%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.44%
Brown Brothers Harriman & Co./ETF 525 Washington Boulevard, Newport Tower Jersey City, New Jersey 10019	5.76%
PNC Bank, National Association The Tower at PNC Plaza 300 Fifth Avenue Pittsburgh, PA 15222	5.17%

Amplify Etho Climate Leadership U.S. ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	34.75%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	17.27%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254-2916	8.59%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.41%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	6.22%
Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	5.39%

Amplify High Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	28.55%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	21.15%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	11.90%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	6.80%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.28%

Amplify Junior Silver Miners ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	22.44%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	16.87%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	9.42%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.61%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	5.10%

Amplify Lithium & Battery Technology ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	23.30%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	18.71%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	7.33%
American Enterprise Investment Services Inc. 903 3rd Avenue South Minneapolis, MN 55402	6.08%

Amplify Natural Resources Dividend Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	52.91%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	14.57%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	7.46%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.07%

Amplify Online Retail ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	20.99%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	15.60%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254-2916	11.87%
The Bank of New York Mellon One Wall Street, 5th Floor New York, New York 10286-0001	11.46%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	7.54%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.66%

Amplify Samsung SOFR ETF

Name and Address of Owner	Percentage of Record Ownership
U.S. Bank N.A./ETF 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	73.73%
U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	19.11%

Amplify Seymour Cannabis ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	26.21%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	25.61%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254-2916	8.36%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	7.12%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	6.75%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.45%

Amplify Thematic All-Stars ETF

Name and Address of Owner	Percentage of Record Ownership
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	29.65%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	17.61%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	11.78%
J.P. Morgan Securities LLC/JPMC 14201 Dallas Parkway Dallas, Texas 75254	8.41%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.75%

Amplify Transformational Data Sharing ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	24.39%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	19.34%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	9.45%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	6.98%

Amplify Travel Tech ETF

Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	16.51%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	13.31%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	12.37%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.84%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254-2916	5.33%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.23%

Amplify Weight Loss Drug & Treatment ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	25.51%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	15.63%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	15.28%
J.P. Morgan Securities LLC/JPMC 14201 Dallas Parkway Dallas, Texas 75254	12.89%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	6.43%

Amplify ETF Trust

Part C — Other Information

Item 28.	Exhibits
Exhibit No.	Description
(a)	(1)	Amended and Restated Declaration of Trust of the Registrant(1)
	(2)	Amended and Restated Establishment and Designation of Series(27)
(b)	By-Laws of the Registrant(2)
(c)	Not Applicable
(d)	(1)

Form of Investment Management Agreement between Registrant, on behalf of the Amplify High Income ETF, Amplify Junior Silver Miners ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF), Amplify BlueStar Israel Technology ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify Alternative Harvest ETF, Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF), Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify AI Powered Equity ETF, Amplify Transformational Data Sharing ETF, Amplify Lithium & Battery Technology ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify Travel Tech ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify International Enhanced Dividend Income ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify Samsung SOFR ETF, Amplify Weight Loss Drug & Treatment ETF and Amplify CWP Growth & Income ETF(3)

(2)

Amended Exhibit A to the Investment Management Agreement between Registrant, on behalf of the Amplify High Income ETF, Amplify Junior Silver Miners ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF), Amplify BlueStar Israel Technology ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify Alternative Harvest ETF, Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF), Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify AI Powered Equity ETF, Amplify Transformational Data Sharing ETF, Amplify Lithium & Battery Technology ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify Travel Tech ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify International Enhanced Dividend Income ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify Samsung SOFR ETF, Amplify Weight Loss Drug & Treatment ETF and Amplify CWP Growth & Income ETF(29)

	(3)	Form of Investment Management Agreement between Registrant, on behalf of Amplify Seymour Cannabis ETF, and Amplify Investments LLC(17)
	(4)	Amended Exhibit A to the Investment Management Agreement between Registrant, on behalf of Amplify Seymour Cannabis ETF, and Amplify Investments LLC(29)
	(5)	Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify CWP Enhanced Dividend Income ETF, and Capital Wealth Planning, LLC(12)
(6)

Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify AI Powered Equity ETF (formerly AI Powered Equity ETF), Amplify Travel Tech ETF, Amplify Lithium & Battery Technology ETF, Amplify Transformational Data Sharing ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify BlueStar Israel Technology ETF, Amplify Alternative Harvest ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify Junior Silver Miners ETF, Amplify Seymour Cannabis ETF and Tidal Investments LLC (f/k/a Toroso Investments, LLC)(14)

	(7)	Amended Exhibit A to the Sub-Advisory Agreement between Registrant and Tidal Investments LLC (f/k/a Toroso Investments, LLC)(29)
(8)

Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify Bloomberg AI Value Chain ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify CWP Growth & Income ETF, Amplify CWP International Enhanced Dividend Income ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF, Amplify High Income ETF, Amplify Online Retail ETF, Amplify Weight Loss Drug & Treatment ETF and Penserra Capital Management LLC(16)

	(9)	Amended Exhibit A to the Sub-Advisory Agreement between the Registrant and Penserra Capital Management LLC(29)
(10)

Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify CWP International Enhanced Dividend Income ETF, Amplify CWP Growth & Income ETF and Capital Wealth Planning, LLC(20)

	(11)	Amended Schedule A to the Sub-Advisory Agreement between Registrant and Capital Wealth Planning, LLC(29)
(12)

Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify Cash Flow Dividend Leaders ETF and Amplify Cash Flow High Income ETF, and Kelly Strategic Management, LLC(22)

	(13)	Schedule A to the Sub-Advisory Agreement between Registrant and Kelly Strategic Management, LLC(23)
(14)

Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify BlackSwan Growth & Treasury Core ETF, Amplify BlackSwan ISWN ETF, Amplify BlackSwan Tech & Treasury ETF, and Cerity Partners LLC(28)

	(15)	Amended Schedule A to the Sub-Advisory Agreement between Registrant and Cerity Partners LLC(29)
(16)

Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify Seymour Cannabis ETF, Amplify Alternative Harvest ETF, Amplify CWP International Enhanced Dividend Income ETF and Seymour Asset Management(28)

	(17)	Amended Schedule A to the Sub-Advisory Agreement between Registrant and Seymour Asset Management(29)
	(18)	Form of Investment Sub-Advisory Agreement by and between the Registrant, on behalf of Amplify Samsung SOFR ETF and Samsung Asset Management (New York), Inc.(28)
	(19)	Amended Fee Waiver Agreement(18)
	(20)	Amended Exhibit A to Amended Fee Waiver Agreement(28)
	(21)	Fee Waiver Agreement(28)
(e)	(1)	Form of Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC(19)
	(2)	Amended Schedule A to the Distribution Agreement(29)
(f)	Not Applicable
(g)	(1)	Form of Custodian Agreement by and between the Registrant and U.S. Bank National Association(4)
	(2)	Amended Schedule B to the Custodian Agreement(29)
(h)	(1)	Form of Subscription Agreement(5)
	(2)	Form of Fund Accounting Servicing Agreement(6)
	(3)	Revised Exhibit A to the Fund Accounting Servicing Agreement(29)
	(4)	Form of Fund Administration Servicing Agreement(7)
	(5)	Revised Exhibit A to the Fund Administration Servicing Agreement(29)
	(6)	Form of Transfer Agent Servicing Agreement(8)
	(7)	Revised Exhibit A to the Transfer Agent Servicing Agreement(29)
(i)	Not Applicable
(j)	Consent of Independent Registered Public Accounting Firm(29)
(k)	Not Applicable
(l)	Not Applicable
(m)	Form of 12b-1 Service Plan(9)
(n)	Not Applicable
(o)	Not Applicable
(p)	(1)	Amplify Investments LLC and Amplify Funds Code of Ethics(10)
	(2)	Penserra Capital Management LLC Code of Ethics(11)
	(3)	Capital Wealth Planning, LLC Code of Ethics(13)
	(4)	Toroso Investments, LLC Code of Ethics(15)
	(5)	Kelly Strategic Management, LLC Code of Ethics(24)

	(6)	Cerity Partners LLC Code of Ethics(28)
	(7)	Seymour Asset Management Code of Ethics(28)
	(8)	Samsung Asset Management (New York), Inc. Code of Ethics(25).
(q)	Powers of Attorney(26)

____________

(1)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.

(2)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.

(3)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(4)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(5)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(6)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(7)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(8)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(9)      Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(10)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(11)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(12)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on November 23, 2016.

(13)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on November 23, 2016.

(14)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 16, 2018.

(15)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 16, 2018.

(16)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on June 11, 2018.

(17)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on July 8, 2019.

(18)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on July 8, 2019.

(19)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on July 8, 2019.

(20)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207837) filed on September 6, 2022.

(21)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207837) filed on September 6, 2022.

(22)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on September 11, 2023.

(23)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on September 11, 2023.

(24)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on September 11, 2023.

(25)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on November 13, 2023.

(26)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 26, 2024.

(27)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on October 16, 2024.

(28)    Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on February 28, 2024

(29)    Filed herewith.

Item 29.     Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.     Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.     Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Amplify Investments, LLC (“Amplify”), the investment adviser to the Funds, is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Amplify is incorporated by reference to the Form ADV filed by Amplify with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80692).

Certain information pertaining to the business and other connections of Penserra Capital Management LLC (“Penserra”), an investment sub-adviser to Amplify Bloomberg AI Value Chain ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify CWP Growth & Income ETF, Amplify CWP International Enhanced Dividend Income ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF, Amplify High Income ETF, Amplify Online Retail ETF, Amplify Weight Loss Drug & Treatment ETF is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Penserra is incorporated by reference to the Form ADV filed by Penserra with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80466).

Certain information pertaining to the business and other connections of Capital Wealth Planning, LLC (“CWP”), an investment sub-adviser to Amplify CWP Enhanced Dividend Income ETF, Amplify CWP International Enhanced Dividend Income ETF, Amplify CWP Growth & Income ETF, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of CWP is incorporated by reference to the Form ADV filed by CWP with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-70333).

Certain information pertaining to the business and other connections of Tidal Investments LLC (“Tidal”), an investment sub-adviser to Amplify AI Powered Equity ETF (formerly AI Powered Equity ETF), Amplify Travel Tech ETF, Amplify Lithium & Battery Technology ETF, Amplify Transformational Data Sharing ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify BlueStar Israel Technology ETF, Amplify Alternative Harvest ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify Junior Silver Miners ETF, and Amplify Seymour Cannabis ETF, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Tidal is incorporated by reference to the Form ADV filed by Tidal with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-76857).

Certain information pertaining to the business and other connections of Cerity Partners LLC (“Cerity”), an investment sub-adviser to Amplify BlackSwan Growth & Treasury Core ETF, Amplify BlackSwan ISWN ETF, and Amplify BlackSwan Tech & Treasury ETF,

is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Cerity is incorporated by reference to the Form ADV filed by Cerity with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-70719).

Certain information pertaining to the business and other connections of Kelly Strategic Management, LLC (“Kelly Intelligence”), an investment sub-adviser to Amplify Cash Flow Dividend Leaders ETF and Amplify COWS Covered Call ETF (formerly Amplify Cash Flow High Income ETF), is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Kelly Intelligence is incorporated by reference to the Form ADV filed by Kelly Intelligence with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-121745).

Certain information pertaining to the business and other connections of Seymour Asset Management LLC (“Seymour”), an investment sub-adviser to Amplify Seymour Cannabis ETF, Amplify Alternative Harvest ETF and Amplify CWP International Enhanced Dividend Income ETF is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Seymour is incorporated by reference to the Form ADV filed by Seymour with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-123229).

Certain information pertaining to the business and other connections of Samsung Asset Management (New York), Inc. (“Samsung”), an investment sub-adviser to Amplify Samsung SOFR ETF, is hereby incorporated by reference from the Prospectuses and Statements of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Samsung is incorporated by reference to the Form ADV filed by Samsung with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-64024).

Item 32.     Principal Underwriter

(a)    Foreside Fund Services, LLC also acts as the distributor for the Registrant and the following investment companies: ABS Long/Short Strategies Fund; Absolute Shares Trust; AdvisorShares Trust; American Century ETF Trust; Ark ETF Trust; Bluestone Community Development Fund (f/k/a The 504 Fund); Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust; Bridgeway Funds, Inc.; Brinker Capital Destinations Trust; Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series; Center Coast MLP & Infrastructure Fund; Center Coast MLP Focus Fund, Series of Investment Managers Series Trust; CornerCap Group of Funds; Davis Fundamental ETF Trust; Direxion Shares ETF Trust; Eaton Vance NextShares Trust; Eaton Vance NextShares Trust II; EIP Investment Trust; EntrepreneurShares Series Trust; Evanston Alternative Opportunities Fund; EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust); Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II); FEG Absolute Access Fund I LLC; Fiera Capital Series Trust; FlexShares Trust; Forum Funds; Forum Funds II; FQF Trust; Friess Small Cap Growth Fund, Series of Managed Portfolio Series; GraniteShares ETF Trust; Guinness Atkinson Funds; Infinity Core Alternative Fund; Innovator ETFs Trust; Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust); Ironwood Institutional Multi-Strategy Fund LLC; Ironwood Multi-Strategy Fund LLC; John Hancock Exchange-Traded Fund Trust; Manor Investment Funds; Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund; Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV; OSI ETF Trust; Morningstar Funds Trust; MProved Systematic Long-Short Fund, Series Portfolios Trust; MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust; MProved Systematic Multi-Strategy Fund, Series Portfolios Trust; NYSE® Pickens Oil Response™ ETF, Series of ETF Series Solutions; OSI ETF Trust; Pacific Global ETF Trust; Palmer Square Opportunistic Income Fund; Partners Group Private Income Opportunities, LLC; PENN Capital Funds Trust; Performance Trust Mutual Funds, Series of Trust for Professional Managers; Plan Investment Fund, Inc.; PMC Funds, Series of Trust for Professional Managers; Point Bridge GOP Stock Track ETF, Series of ETF Series Solutions; Quaker Investment Trust; Ranger Funds Investment Trust; Renaissance Capital Greenwich Funds; RMB Investors Trust (f/k/a Burnham Investors Trust); Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust; Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust; Salient MF Trust; SharesPost 100 Fund; Six Circles Trust; Sound Shore Fund, Inc.; Steben Alternative Investment Funds; Strategy Shares; Syntax ETF Trust; The Chartwell Funds; The Community Development Fund; The Relative Value Fund; Third Avenue Trust; Third Avenue Variable Series Trust; Tidal ETF Trust; TIFF Investment Program; Timothy Plan High Dividend Stock ETF, Series of the Timothy Plan; Timothy Plan US Large Cap Core ETF, Series of the Timothy Plan; Transamerica ETF Trust U.S. Global Investors Funds; Varient Alternative Income Fund; VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II; VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory

Portfolios II; VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II; Vivaldi Opportunities Fund; West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund); Wintergreen Fund, Inc. and WisdomTree Trust.

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Foreside Fund Services, LLC, are as follows:

Name*	Position with Underwriter	Positions with Fund***
Richard J. Berthy	President, Treasurer and Manager	None
Mark A. Fairbanks	Vice President	None
Jennifer K. DiValerio**	Vice President	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Secretary	None

____________

*        Except as otherwise noted, the principal business address for each of the above directors and executive officers is Three Canal Plaza, Suite 100, Portland, Maine 04101.

**      The principal business address for Ms. DiValerio is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

***    None of the directors or executive officers of Foreside Fund Services, LLC are employed by the Fund.

(c)     Not Applicable

Item 33.     Location of Accounts and Records

Amplify Investments LLC, 3333 Warrenville Road, Lisle, Illinois 60532, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

U.S. Bancorp maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by Amplify.

U.S. Bancorp also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.     Management Services

Not Applicable

Item 35.     Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on January 28, 2025.

Amplify ETF Trust
By:	/s/ Christian Magoon
Christian Magoon
Chairman of the Board of Trustees
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Christian Magoon	President and Chief Executive Officer	January 28, 2025
Christian Magoon
/s/ Bradley H. Bailey	Treasurer, Chief Financial	January 28, 2025
Bradley H. Bailey	Officer and Chief Accounting Officer
Michael DiSanto*	) Trustee)
	)	By:	/s/ Christian Magoon
Rick Powers*	) Trustee)	Christian Magoon Attorney-In-Fact
	)	January 28, 2025
Mark Tucker*	) Trustee)
)

*        Original powers of attorney authorizing Christian Magoon to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(d)(2)

Amended Exhibit A to the Investment Management Agreement between Registrant, on behalf of the Amplify High Income ETF, Amplify Junior Silver Miners ETF, Amplify Cybersecurity ETF, Amplify Digital Payments ETF (formerly Amplify Mobile Payments ETF), Amplify BlueStar Israel Technology ETF, Amplify Etho Climate Leadership U.S. ETF, Amplify Alternative Harvest ETF, Amplify Bloomberg AI Value Chain ETF (formerly Amplify Global Cloud Technology ETF), Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify AI Powered Equity ETF, Amplify Transformational Data Sharing ETF, Amplify Lithium & Battery Technology ETF, Amplify BlackSwan Growth & Treasury Core ETF, Amplify Travel Tech ETF, Amplify BlackSwan ISWN ETF, Amplify Thematic All-Stars ETF, Amplify BlackSwan Tech & Treasury ETF, Amplify Natural Resources Dividend Income ETF, Amplify International Enhanced Dividend Income ETF, Amplify Cash Flow Dividend Leaders ETF, Amplify Samsung SOFR ETF, Amplify Weight Loss Drug & Treatment ETF and Amplify CWP Growth & Income ETF

(d)(4)	Amended Exhibit A to the Investment Management Agreement between Registrant, on behalf of Amplify Seymour Cannabis ETF, and Amplify Investments LLC
(d)(7)	Amended Exhibit A to the Sub-Advisory Agreement between Registrant and Tidal Investments LLC (f/k/a Toroso Investments, LLC)
(d)(9)	Amended Exhibit A to the Sub-Advisory Agreement between the Registrant and Penserra Capital Management LLC
(d)(11)	Amended Schedule A to the Sub-Advisory Agreement between Registrant and Capital Wealth Planning, LLC
(d)(15)	Amended Schedule A to the Sub-Advisory Agreement between Registrant and Cerity Partners LLC
(d)(17)	Amended Schedule A to the Sub-Advisory Agreement between Registrant and Seymour Asset Management
(e)(2)	Amended Schedule A to the Distribution Agreement
(g)(2)	Amended Schedule B to the Custodian Agreement
(h)(3)	Revised Exhibit A to the Fund Accounting Servicing Agreement
(h)(5)	Revised Exhibit A to the Fund Administration Servicing Agreement
(h)(7)	Revised Exhibit A to the Transfer Agent Servicing Agreement
(j)	Consent of Independent Registered Public Accounting Firm